UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

(b)	Not applicable

PAYDEN
MUTUAL FUNDS

APRIL **2022**

SEMI-ANNUAL REPORT

Contents

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

106	Statements of Assets and Liabilities

110	Statements of Operations

114	Statements of Changes in Net Assets

120	Notes to Financial Statements

138	Financial Highlights

155	Fund Expenses

157	Trustees & Officers

Semi-Annual Report

Management Discussion & Analysis

Short Duration Bond Strategies

Persistent inflation has pushed market expectations and Central Bank rhetoric towards a faster pace of monetary policy tightening. During its March meeting, the US Federal Open Market Committee increased the target range for the Federal Funds Rate by 0.25% and once again shifted its median expectations for the future path of rate adjustments higher and steeper. As a result, market implied Fed Funds expectations have also increased. As of April 30, 2022, the forward market pricing for the Federal Funds Rate for December 2022 was over 2.80%, compared to just 0.67% as of October 31, 2021. As short rates have risen to reflect a more aggressive path of rate hikes, the yield curve has flattened to reflect concerns over higher rates causing an economic slowdown. Credit risk premiums continued to move higher to reflect a wider range of possible economic outcomes. The shift reflects the challenges that persist with US inflation climbing to a 40-year high and a very strong labor market. Volatility is elevated as the market attempts to decipher the impact that tighter monetary policy will have on the economic expansion. The Russia-Ukraine war and the various humanitarian, geopolitical, and market implications have further exacerbated market volatility. Uncertainty is likely to remain elevated as a backdrop of persistent inflation, declining growth estimates and tighter financial conditions weigh on credit fundamentals.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide highly stable daily liquidity. For the six months ended April 30, 2022, the Fund returned 0.01%, compared to a return of 0.01% for the Lipper Government Money Market Average. During the period, the Federal Reserve Board raised its lower target range to 0.25%, but the dwindling supply of low-risk assets drove yields close to zero. As the market continued to price in interest rate hikes, the Fund maintained a shortening bias to preserve principle.

The Payden Limited Maturity Fund, Investor Class (PYLMX) returned -0.63% for the six months ended April 30, 2022, compared to a return of 0.07% for its benchmark, the ICE BofA 3-Month Treasury Bill Index. The Fund’s SI Class (PYLSX) returned -0.61% for the same period. Other than US Treasuries, the credit markets were under pressure along with almost all fixed income securities which detracted from performance. However, there were pockets of select high-quality, short-term maturity credit securities that were additive to performance. The Fund made use of futures and forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.01%.

The Payden Low Duration Fund, Investor Class (PYSBX) returned -2.92% for the six months ended April 30, 2022, compared to a return of -3.03% for its benchmark, the ICE BofA 1-3 Year US Treasury Index. The Fund’s SI Class (PYLDX) returned -1.61% for the period February 28, 2022, to April 30, 2022. The shorter overall duration positioning contributed the most to outperformance over the benchmark, while securitized and both investment grade and non-investment grade corporates detracted. The Fund invests in futures, swaps and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by 0.05%.

The Payden Global Low Duration Fund (PYGSX) returned -2.82% for the six months ended April 30, 2022, compared to a return of -3.32% for its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index. Multiple sources of excess return, including the Fund’s allocation to securitized securities coupled with the shorter overall duration positioning, contributed positively to relative performance, offsetting the yield curve move which detracted versus the benchmark. The Fund invests in futures, swaps, options and forward currency contracts for hedging investment purposes. The use of these derivatives impacted performance by 0.04%.

Intermediate Duration Strategies

The Payden U.S. Government Fund (PYUSX) returned -4.80% for the six months ended April 2022, compared to its benchmark, the ICE BofA 1-5 Year US Treasury Index, which returned -4.19%. Over the past six months, interest rates in the 2-5 year maturity sector have risen about 2% and this was the primary driver of negative returns for the Fund. The underperformance of the Fund relative to its benchmark was also due to an overweight to agency mortgages. Agency mortgages continued their underperformance versus US Treasuries as the Federal Reserve Board moves to unwind its asset purchase program, which was put in place at the beginning of the pandemic to help support the markets. The Fund is currently structured with a slightly shorter duration positioning relative to its benchmark and retains an overweight to Agency mortgages as current levels reflect attractive yields above US Treasury securities. The Fund invests in US Treasury and Euro dollar futures primarily for hedging purposes. The use of these derivatives impacted performance by 0.03%.

Semi-Annual Report    1

Management Discussion & Analysis continued

The Payden GNMA Fund (PYGNX) returned -8.18%, for the six months ended April 2022, while its benchmark, the ICE BofA US GNMA Mortgage Backed Securities Index, returned -7.44%. Current high inflation and expectations for an aggressive response by the Federal Reserve Board have pushed interest rates up over the past six months by over 2% in short maturity US Treasuries and over 1.25% in longer 10-year US Treasury maturities. The sharp increase in rates was the primary cause for the negative returns over the period. The past quarter was significant in that it was the worst period for fixed income investment returns since the early 1980’s. The Agency mortgage market, inclusive of GNMA securities, has continued to gradually underperform the US Treasury market due to the Federal Reserve Board winding down its asset purchase program. The program was put in place at the onset of the pandemic to support the markets. We expect the market to stabilize at today’s higher yields, with GNMA securities receiving specific support from the banking community due to their preferential capital treatment. The Fund is structured neutral toward its benchmark. While inflation is currently running high, we expect moderation later in the year. We do not expect significant further increase in rates. The market is challenged with rising risk premiums for non-US Treasury assets and a potential slowing economy brought about by tightening financial conditions, all of which is exacerbated by reverberations due to the war between Russia and Ukraine. The Fund will occasionally use certain US Treasury and Euro dollar futures contracts to manage interest rate, yield curve and volatility exposure. The Fund’s use of derivative contracts detracted -0.03% from fund performance.

The Payden Core Bond Fund, Investor Class (PYCBX) returned -9.24% for the six- month period ended April 30, 2022, compared to -9.47% for its benchmark, the Bloomberg US Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned -9.28% and the SI Class (PYCSX) returned -9.20% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to take advantage of relative value by sector rotation and bond selection. Contributions to outperformance came from the Fund’s short duration posture, underweights to Agency mortgage-backed securities and investment grade corporates, as well as item selection within investment grade corporates. The Fund’s allocation to emerging market debt detracted from relative performance. The Fund maintained a short duration posture in anticipation of rising yields. This view was expressed by being underweight real yields and nominals in the intermediate parts of the yield curve. In credit markets, the Fund maintains an overweight to credit markets, albeit lower than in the last 12 months. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the six months ended April 30, 2022, forward contracts for currency management added 0.38% to performance, while interest rate futures and swaps used to hedge interest rate risk added 0.61% to performance.

The Payden Corporate Bond Fund, Investor Class (PYACX) returned -12.34% for the six months ended April 30, 2022, generating 0.41% of alpha relative to its benchmark, the Bloomberg US Corporate Bond Index, which produced a return of -12.75%. The Funds SI Class (PYCTX) returned -7.60% for the period February 28, 2022, to April 30, 2022. The Fund’s largest driver of outperformance came from its short interest rate duration position relative to the index, which contributed 48bps of alpha, as inflation proved to be more persistent than anticipated causing interest rates to spike higher. The Fund’s sector allocation and security selection within the energy, transportation and food and beverage sectors were also additive to alpha as commodity prices rose sharply and demand for travel proved to be robust. In addition, the Fund’s allocation to high yield bonds, including rising star candidates with improving fundamentals, contributed to performance. However, the Fund’s allocation within the banking, communications and technology sectors detracted from alpha. The Fund’s allocation outside of corporates also contributed meaningfully to performance, particularly from securitized products, some of which benefited from their floating rate nature. The Fund had on a credit swap derivative position of HY CDX to express an outright long credit view, but this position was closed in November 2021, which contributed 0.01% to performance.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned -4.89% for the six-month period ended April 30, 2022, while its benchmark, the Bloomberg US Aggregate Bond Index, returned -9.47%. The Fund’s SI Class (PYSIX) returned -4.84% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to take advantage of relative value through sector rotation and bond selection. Contributions to outperformance came primarily from the Fund’s short duration posture, while the following also contributed to outperformance: underweight to Agency MBS, underweight to investment-grade corporates, item selection within investment-grade corporates, and an overweight to securitized product. The Fund’s positioning in emerging market debt and equity detracted from relative performance. From a duration perspective, the Fund maintained a short posture in anticipation of rising government bond yields. This view has been expressed by being underweight real yields and via nominal rates in the intermediate parts of the yield curve. In credit markets, the Fund maintains an overweight to credit markets. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest

2   Payden Mutual Funds

rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the six months ended April 30, 2022, forward contracts for currency management added 0.85% to performance, while interest rate futures and swaps used to hedge interest rate risk added 0.40% to performance.

For the six months ended April 30, 2022, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned -2.79%, compared to a return of 0.03% for its benchmark, the Bloomberg US Treasury Bills 1-Month Index. The Fund’s SI Class (PYAIX) returned -2.68%. Going into year-end, the advisor was cognizant of the risks posed by ongoing inflationary pressures, continued global supply chain issues, and a hawkish pivot from the Federal Reserve Board and other major central banks. In January, as the distribution of potential outcomes expanded the Fund reduced its overall credit risk by roughly 10%. In addition, interest rate sensitivity remained low relative to the Fund’s historical duration profile. Our positioning in the high yield sector generated positive excess return year-to-date, despite negative index excess returns. Within emerging markets debt, the strategy’s exposure was focused on oil-exporting hard currency sovereigns and countries more remote from current geopolitical tensions. The Fund broadly maintains its preference for securitized product due to the structural protections and strength in underlying collateral. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Derivatives contributed 0.13% to the Fund over the period.

Loan Strategy

The leveraged loan market finished the six months ended April 30, 2022, with a positive return of 0.74%. Loans were one of the only asset classes to post a positive return during this period as their floating rate feature benefitted from rising rates, while healthy balance sheets kept spreads in check, particularly among higher quality loan issuers.

For the six months ended April 30, 2022, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 0.01% and the Fund’s SI Class (PYFIX) returned 0.06%. The Fund’s benchmark, the Credit Suisse Institutional Leveraged Loan BB Index, returned 0.74% for the same period. The portfolio’s top performing loan was Excel Fitness Holdings Inc, one of the largest Planet Fitness franchisees, which generated strong earnings and reduced net lease-adjusted leverage. This loan was paid down at the end of the review period. On the other hand, several of the portfolio’s positions in bonds, which are largely held for liquidity purposes, detracted as higher rates impacted these duration-sensitive assets. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market.

High Yield Strategy

High-yield bonds returned -7.16% during the six months ended April 30, 2022, as measured by the ICE BofA BB-B US Cash Pay High Yield Constrained Index. The market weakened as inflation data pushed US Treasury rates higher. Higher inflation readings also crept into risk sentiment, pushing spreads wider as well. As for ratings, BBs were the worst performer given their greater sensitivity to interest rates, returning -7.96% over the period.

The Payden High Income, Investor Class (PYHRX) returned -6.57% for the six months ended April 30, 2022. The Fund’s benchmark, the ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned -7.16% for the same period. The Fund’s SI Class (PYCHX) returned -3.96% from February 28, 2022, to April 30, 2022. Security selection in the energy sector was the biggest contributor to relative outperformance as the portfolio’s bonds outperformed the benchmark’s energy bonds by more than 5%. Credit risk transfer securities added to performance as their floating rate feature insulated them from the move higher in interest rates, while the credit fundamentals remained sound on the back of continued strength in U.S. housing. The largest detractors came mostly from longer-duration, low-coupon positions that sold off. It is worth noting that the losses on these positions were offset by shorter bonds, as the Fund remained duration neutral throughout the period. The Fund holds forward currency contracts to hedge foreign exchange exposure. Gains associated with forward euro and Canadian dollar contracts were less than 0.01% for the period.

Semi-Annual Report    3

Management Discussion & Analysis continued

Municipal Strategy

For the six months ended April 30, 2022, the Payden California Municipal Social Impact Fund (PYCRX) returned -6.41%. The Fund’s benchmarks, the Bloomberg Municipal Bond California Intermediate Index and the Bloomberg Municipal Bond 7-Year Index, returned -7.51% and -7.15%, respectively, for the same period. The Fund’s outperformance relative to its benchmarks was due primarily to the defensive duration positioning as interest rates increased substantially during the period. Yield curve placement was also a positive contributor to performance, as municipal interest rates increased more in 5-10 year maturities where the Fund’s benchmarks are concentrated, than they did in longer dated maturities where the Fund has a material allocation. Sector allocation marginally detracted from performance as various sectors that are overweighted in the Fund relative to the index, such as healthcare, airports, and lease revenue bonds, underperformed the broader index. The Fund continues to have a high-quality orientation with a preference for bonds secured by more resilient and flexible revenue sources. This positioning reflects the increased concerns of tighter monetary policy and slowing economic growth. Security selection will focus on higher quality issuers that have adequate access to near term liquidity and budget flexibility. Given that Municipal-to-US Treasury yield ratios, a harbinger of relative value, have reached historically attractive levels, we have materially reduced our allocation to taxable municipals and are currently focused on adding tax-exempt yield. The Fund invests in futures contracts for hedging purposes. The use of interest rate futures impacted performance by 0.03%.

Global Bond Strategy

The Payden Global Fixed Income Fund, Investor Class (PYGFX) posted a net return of -7.15% for the six months ended April 30, 2022, compared to a return of -7.25% for its benchmark, the Bloomberg Global Aggregate Index (USD Hedged). The Fund’s SI Class (PYGIX) returned -7.19% during the same period. The Fund was short interest rate duration and underweight interest rate sensitive asset classes, such as investment grade corporates and agency mortgage-backed securities, versus the benchmark. These underweight positions funded overweight positions in high yield, securitized products with floating rate coupons, and emerging market (EM) hard currency bonds. In the currency space, the Fund implemented several cross-currency pair trades, such as long Japanese Yen vs. short Sterling, during the sixth month period and was also long a diversified basket of EM currencies versus the USD. The Fund’s short interest rate duration position was the main driver of positive alpha, while the overweight to emerging markets was the main detractor to relative performance. Looking forward, the Fund maintains an overweight to credit markets. The Fund used derivatives for hedging and active investment purposes throughout the period. It utilized interest rate swaps, bond and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The use of government bond futures and swaps for active management purposes added 0.31%, whilst the use of forward currency contracts for active management purposes added 0.03% to the Fund’s return.

Emerging Market Bond Strategies

For the six months ended April 30, 2022, emerging markets debt posted negative returns, though returns were in context with the challenging environment across all fixed income sectors. Rising yields across core developed markets, along with Russia’s invasion of Ukraine, were negative catalysts. The Russia-Ukraine conflict brought scrutiny on countries with geographical proximity to the situation and led to market differentiation based on countries’ varied exposure to higher commodity prices. Hard currency sovereign and corporate credit experienced similar moves higher in yields relative to US Treasuries. However, corporate returns were modestly less negative given their shorter duration profile. Russia’s relatively higher weight in emerging market local debt indices, along with upward pressure on interest rates, contributed to weakness in emerging local markets. However, many emerging market currencies outside of Russia were resilient, with several appreciating against the US dollar and euro.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned -14.40%, the Fund’s Adviser Class (PYEWX) returned -14.45%, and the Fund’s SI Class (PYEIX) returned 14.35% for the six months ended April 30, 2022. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned -15.45% for the same period. Within US Dollar-pay sovereigns, underweight positioning in Russia and El Salvador added, as did overweight exposures in Angola, Ecuador, Zambia, and Nigeria. Against this, overweight positioning in Ukraine, security selection in Romania, and an underweight allocation in Saudi Arabia detracted. Among quasi-sovereigns, underweight positioning in Russia, security selection in Malaysia, and off-index

4   Payden Mutual Funds

provincial debt exposure in Argentina contributed positively. Off-benchmark allocations to US Dollar-pay corporates and local currency denominated debt benefitted relative performance. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.97% to the Fund’s total return.

The Payden Emerging Markets Local Bond, Investor Class (PYELX) returned -13.47% for the six months ended April 30, 2022, while the Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned -13.17%. The Fund’s SI Class (PYILX) returned -8.86 for the period February 28, 2022, to April 30, 2022. Relative to the benchmark, the Fund benefitted from overweight rates positioning in South Africa, Peru, Colombia, and Uruguay, as well as underweight exposure in Poland. In addition, off-index allocations to Egypt and Zambia added. Against this, overweight rates positioning Russia, an off-index allocation to Ukraine, and underweight exposures in Thailand, Malaysia, and Chile detracted. Overall, currency positioning added during the period. Underweight positions in the Russian ruble and Turkish lira benefitted relative performance, as did overweight exposures in the Brazilian real and Peruvian sol. An overweight stance in the Kazakhstan tenge and Hungarian forint detracted. The Fund invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.58% to the Fund’s total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned -8.93%, and the Fund’s SI Class (PYCIX) returned -8.87% for the six months ended April 30, 2022. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned -10.83% for the period. The Fund’s selection of emerging market corporates was the primary contributor, while off-index positions in USD-pay quasi-sovereigns and developed market corporates also benefitted relative performance. Within emerging market corporates, selection of financial and utilities credits in India, consumer goods in Brazil, financials and utilities in Mexico, financials in Israel, and telecommunications in Paraguay benefitted relative performance. In addition, a broad underweight across all sectors in Russia added. An underweight to financials in China, Hong Kong, Turkey, and South Korea detracted, as did underweight exposure to oil and gas credits in Argentina. The Fund invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.11% to the Fund’s total return.

Equity Strategy

The U.S. equity market declined for the six months ended April 30, 2022, as rising macroeconomic concerns drove equity prices into correction territory. Economic recession fears grew over the period as the US Federal Reserve Open Market Committee embarked on tighter monetary policy to slow inflation, which was exacerbated by global supply shortages driven by the Russia-Ukraine War and China’s strict economic lockdowns to slow rising COVID cases. Despite the challenging macro environment, corporate fundamentals remained healthy as US companies continued to post double-digit earnings growth for the last two quarters, which helped prevent a more severe equity sell-off. Growth-oriented sectors (communication, consumer discretionary, technology), along with financials led markets lower after posting double-digit losses, while commodity-related sectors (energy, materials) and traditionally defensive sectors (consumer staples, utilities) were the best and lone positive performers.

The Payden Equity Income Fund, which is comprised of large-cap value stocks, maintained a focus on income generation and market participation with lower volatility than the broad market. The Fund’s Investor Class (PYVLX) returned -1.85%, the Fund’s Advisor Class (PYVAX) returned -1.98% and the Fund’s SI Class (PYVSX) returned -1.80% for the six months ended April 30, 2022. The Fund’s benchmark, the Russell 1000 Value Index, returned -3.95% for the same period. The Fund’s outperformance relative to the Russell 1000 Value Index was largely attributed to the Fund’s emphasis on higher-quality dividend-paying companies with stable cash flows in a well-diversified manner. From a performance attribution perspective, the Fund posted positive results in both sector allocation and security selection highlighted by the Fund’s overweight to the energy sector and strong security selection within health care and technology sectors. Strong individual performers in the Fund were North American oil and natural gas producers Canadian Natural Resources, Chevron, and Tourmaline Oil. The Fund utilized currency forward contracts to hedge its non-US dollar exposure during this period, which contributed +0.55% to performance.

Semi-Annual Report    5

Portfolio Highlights & Investments

April 30, 2022

Abbreviations

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage-Backed Security

CLP - Chilean Peso

CNH - Offshore China Renminbi

CNY - China Renminbi

COP - Colombian Peso

CZK - Czech Koruna

DKK - Danish Krone

DOP - Dominican Peso

EGP - Egyptian Pound

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FFCB - Federal Farm Credit Banks Funding Corporation

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNCL - Fannie Mae or Freddie Mac

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FR - Freddie Mac Pool

G2 - Ginnie Mae II pool

G2SF - Ginnie Mae

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstani Tenge

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

PEN - Peruvian Sol

PHP - Philippine Peso

PLN - Polish Zloty

REMIC - Real Estate Mortgage Investment Conduit

RON - New Romanian Leu

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

STACR - Structured Agency Credit Risk

TBA - To-Be-Announced

THB - Thai Baht

TRY - Turkish Lira

UAH - Ukrainian Hryvnia

USD - US Dollar

UYU - Uruguayan Peso

UZS - Uzbekistani Som

ZAR - South African Rand

ZMW - Zambian Kwacha

6   Payden Mutual Funds

            Payden Cash Reserves Money  Market Fund

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal as liquidity.	Portfolio Composition - percent of investments

	U.S. Treasury	70%
	Repurchase Agreements	19%
	U.S. Government Agency	10%
	Investment Company	1%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (12%)
40,000,000	Federal Home Loan Bank Discount Notes, 0.23%, 5/04/22 (a)	$39,999
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.018%), 0.81%, 8/21/23 (b)	4,998
2,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.050%), 0.84%, 11/09/23 (b)	2,000
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.060%), 0.85%, 12/13/23 (b)	5,000
3,000,000	FNMA, (U.S. Secured Overnight Financing Rate + 0.220%), 0.52%, 5/09/22 (b)	3,000
Total U.S. Government Agency (Cost - $54,997)		54,997

U.S. Treasury (81%)
10,000,000	U.S. Cash Management Bill, 0.56%, 6/21/22 (a)	9,992
80,000,000	U.S. Treasury Bill, 0.15%, 5/03/22 (a)	79,999
60,000,000	U.S. Treasury Bill, 0.23%, 5/10/22 (a)	59,997
30,000,000	U.S. Treasury Bill, 0.28%, 5/12/22 (a)	29,997
15,000,000	U.S. Treasury Bill, 0.25%, 5/17/22 (a)	14,998
40,000,000	U.S. Treasury Bill, 0.39%, 5/24/22 (a)	39,990
80,000,000	U.S. Treasury Bill, 0.56%, 5/31/22 (a)	79,966
5,000,000	U.S. Treasury Bill, 0.09%, 6/02/22 (a)	5,000
30,000,000	U.S. Treasury Bill, 0.22%, 7/07/22 (a)	29,988
10,000,000	U.S. Treasury Bill, 0.86%, 7/28/22 (a)	9,979
5,000,000	U.S. Treasury Bill, 1.37%, 10/27/22 (a)	4,966
5,000,000	U.S. Treasury Bill, 0.21%, 12/01/22 (a)	4,994
5,000,000	U.S. Treasury Bill, 1.95%, 4/20/23 (a)	4,906
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.055%), 0.97%, 7/31/22 (a)(b)	5,000
5,000,000	U.S. Treasury Note, 1.63%, 12/15/22 (a)	5,042
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.034%), 0.95%, 4/30/23 (a)(b)	5,000
Total U.S. Treasury (Cost - $389,814)		389,814

Investment Company (1%)
4,967,520	Dreyfus Treasury Obligations Cash Management Fund (Cost - $4,968)	4,968
Repurchase Agreements (21%)
29,000,000	Bank of Montreal Tri Party, 0.30%, 5/02/22 (c)	29,000
25,000,000	CIBC World Markets Tri Party, 0.27%, 5/04/22 (d)	25,000
25,000,000	Citigroup Tri Party, 0.30%, 5/05/22 (e)	25,000
25,000,000	Goldman Sachs Tri Party, 0.30%, 5/03/22 (f)	25,000
Total Repurchase Agreements (Cost - $104,000)		104,000

Total Investments (Cost - $553,779) (115%)		553,779
Liabilities in excess of Other Assets (-15%)		(73,857)
Net Assets (100%)		$479,922
(a)	Yield to maturity at time of purchase.
(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	The repurchase agreement dated 04/29/2022 is collateralized by the following securities:

Bank	of Montreal Tri Party

27,690,000	U.S. Treasury Securities, maturity from Jul 22- Feb 52, yielding from 0.13%-2.25%	$29,580

		29,580

(d) The repurchase agreement dated 04/27/2022 is collateralized by the following securities:
CIBC World Markets Tri Party
20,121,000	U.S. Treasury Securities, maturity from Oct 24-May 51, yielding from 0.13%-3.75%	$25,500

		25,500

(e) The repurchase agreement dated 04/28/2022 is collateralized by the following securities:
Citigroup Tri Party
21,573,700	U.S. Treasury Securities, maturity dated Apr 23, yielding 0.63%	$25,500

		25,500

(f) The repurchase agreement dated 04/26/2022 is collateralized by the following securities:
Goldman Sachs Tri Party
62,638,356	GNMA, maturity from Nov 43-Apr 57, yielding from 2.43%-5.00%	$25,500

		25,500

Semi-Annual Report    7

        Payden Cash Reserves Money Market Fund continued

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows::

Repurchase Agreements	Value (000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$104,000
Non-cash Collateral	(54,000)

Net Amount	$50,000

See notes to financial statements.

8   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.	Portfolio Composition - percent of investments

	Corporate Bond	42%
	Asset Backed	24%
	U.S. Treasury	17%
	Commercial Paper	8%
	Mortgage Backed	7%
	Other	2%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (25%)
9,000,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 1.75%, 6/15/36 (a)(b)	$8,885
2,544,703	AEP Texas Restoration Funding LLC 2019-1, 2.06%, 2/01/27	2,514
1,088,756	American Credit Acceptance Receivables Trust 2021-2 144A, 0.37%, 10/15/24 (a)	1,087
3,800,000	American Credit Acceptance Receivables Trust 2021-2 144A, 0.68%, 5/13/25 (a)	3,776
4,712,904	American Credit Acceptance Receivables Trust 2021-3 144A, 0.33%, 6/13/25 (a)	4,695
7,683,911	American Credit Acceptance Receivables Trust 2022-1 144A, 0.99%, 12/15/25 (a)	7,612
2,204,325	AmeriCredit Automobile Receivables Trust 2021-1, 0.28%, 6/18/24	2,202
2,464,388	AmeriCredit Automobile Receivables Trust 2021-2, 0.26%, 11/18/24	2,454
5,200,000	ARI Fleet Lease Trust 2021-A 144A, 0.37%, 3/15/30 (a)	5,120
1,694,340	Atrium XII 12A 144A, (3 mo. LIBOR USD + 0.830%), 1.97%, 4/22/27 (a)(b)	1,686
7,650,000	Bain Capital Credit CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.970%), 2.03%, 7/20/30 (a)(b)	7,609
466,354	Bank of The West Auto Trust 2019-1 144A, 2.43%, 4/15/24 (a)	467
1,800,000	Bank of The West Auto Trust 2019-1 144A, 2.51%, 10/15/24 (a)	1,801
4,182,540	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 1.86%, 1/20/28 (a)(b)	4,154
1,157,880	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 1.77%, 2/16/37 (a)(b)	1,153
5,508,884	Benefit Street Partners CLO II Ltd. 2013-IIA 144A, (3 mo. LIBOR USD + 0.870%), 1.91%, 7/15/29 (a)(b)	5,473
1,192,227	BMW Canada Auto Trust 2021-1A 144A, 0.33%, 7/20/23 CAD (a)(c)	926
5,125,000	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	3,908
1,005,243	BMW Vehicle Lease Trust 2021-1, 0.20%, 3/27/23	1,004
5,230,646	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 2.03%, 4/15/29 (a)(b)	5,219
470,708	CarMax Auto Owner Trust 2018-4, 3.36%, 9/15/23	472
695,400	CarMax Auto Owner Trust 2020-4, 0.31%, 1/16/24	695

Principal or Shares	Security Description	Value (000)

2,928,049	CarMax Auto Owner Trust 2021-2, 0.27%, 6/17/24	$2,918
3,139,686	Carvana Auto Receivables Trust 2021-P2, 0.30%, 7/10/24	3,130
6,994,950	Carvana Auto Receivables Trust 2021-P3, 0.38%, 1/10/25	6,935
6,000,000	Carvana Auto Receivables Trust 2021-P4, 0.82%, 4/10/25	5,954
2,757,187	Carvana Auto Receivables Trust 2021-P4 144A, 2.15%, 9/11/28 (a)	2,751
4,222,845	CCG Receivables Trust 2021-1 144A, 0.30%, 6/14/27 (a)	4,132
2,611,122	CCG Receivables Trust 2020-1 144A, 0.54%, 12/14/27 (a)	2,579
8,750,000	CHCP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.164%), 1.67%, 2/15/38 (a)(b)	8,697
1,281,068	Chesapeake Funding II LLC 2020-1A 144A, 0.87%, 8/15/32 (a)	1,272
6,908,805	Chesapeake Funding II LLC 2021-1A 144A, (1 mo. LIBOR USD + 0.230%), 0.78%, 4/15/33 (a)(b)	6,861
7,850,000	CIFC Funding Ltd. 2017-4A 144A, (3 mo. LIBOR USD + 0.950%), 2.13%, 10/24/30 (a)(b)	7,795
2,436,596	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 1.87%, 8/20/35 (a)(b)	2,420
243,169	CNH Capital Canada Receivables Trust 2021-1A 144A, 0.39%, 3/15/24 CAD (a)(c)	189
5,380,738	CNH Capital Canada Receivables Trust 2021-2A 144A, 0.87%, 12/16/24 CAD (a)(c)	3,972
8,216,826	CNH Equipment Trust 2021-B, 0.22%, 8/15/24	8,170
491,481	Commonbond Student Loan Trust 2017-AGS 144A, (1 mo. LIBOR USD + 0.850%), 1.52%, 5/25/41 (a)(b)	491
388,089	Dell Equipment Finance Trust 2020-2 144A, 0.47%, 10/24/22 (a)	388
3,313,642	Dell Equipment Finance Trust 2021-1 144A, 0.33%, 5/22/26 (a)	3,295
8,850,000	Dell Equipment Finance Trust 2021-2 144A, 0.33%, 12/22/26 (a)	8,732
12,700,000	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 1.96%, 10/15/30 (a)(b)	12,629
11,130,068	DLLAA LLC 2021-1A 144A, 0.36%, 5/17/24 (a)	11,051
7,755,521	DLLAD LLC 2021-1A 144A, 0.35%, 9/20/24 (a)	7,650
13,200,000	DLLST LLC 2022-1A 144A, 1.56%, 5/22/23 (a)	13,200
7,292,436	Drive Auto Receivables Trust 2021-3, 0.52%, 1/15/25	7,243

Semi-Annual Report    9

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
12,154,584	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. LIBOR USD + 1.020%), 2.06%, 4/15/29 (a)(b)	$12,089
882,048	Enterprise Fleet Financing LLC 2020-1 144A, 1.78%, 12/22/25 (a)	880
7,002,271	Enterprise Fleet Financing LLC 2020-2 144A, 0.61%, 7/20/26 (a)	6,855
4,166,029	Enterprise Fleet Funding LLC 2021-1 144A, 0.44%, 12/21/26 (a)	4,062
15,550,000	Exeter Automobile Receivables Trust 2022-2A, 1.04%, 5/12/23	15,552
1,550,000	Exeter Automobile Receivables Trust 2022-2A, 2.19%, 11/17/25	1,549
12,895,924	Flagship Credit Auto Trust 2021-4 144A, 0.81%, 7/17/26 (a)	12,559
3,400,000	Flatiron CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.980%), 1.49%, 5/15/30 (a)(b)	3,385
2,337,369	Ford Auto Securitization Trust 2021-AA 144A, 0.48%, 9/15/23 CAD (a)(c)	1,814
2,201,115	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (a)(c)	1,696
7,000,000	Ford Credit Auto Lease Trust 2022-A, 1.37%, 5/15/23	7,000
7,300,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR USD + 1.220%), 1.77%, 5/16/38 (a)(b)	7,206
7,434,367	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 0.870%), 2.05%, 4/24/29 (a)(b)	7,401
1,096,518	GM Financial Automobile Leasing Trust 2020-2, 0.80%, 7/20/23	1,095
1,144,971	GM Financial Consumer Automobile Receivables Trust 2021-2, 0.27%, 6/17/24	1,141
625,067	GMF Canada Leasing Trust 2020-1A 144A, 0.91%, 7/20/23 CAD (a)(c)	486
5,079,542	GMF Canada Leasing Trust 2021-1A 144A, 0.64%, 3/20/24 CAD (a)(c)	3,923
2,611,802	GreatAmerica Leasing Receivables Funding LLC Series 2021-1 144A, 0.27%, 6/15/23 (a)	2,602
5,580,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 1.73%, 9/15/37 (a)(b)	5,530
2,150,025	HPEFS Equipment Trust 2021-1A 144A, 0.27%, 3/20/31 (a)	2,142
9,000,000	Hyundai Auto Lease Securitization Trust 2022-A 144A, 0.81%, 4/15/24 (a)	8,878
6,668,597	Hyundai Auto Receivables Trust 2021-B, 0.24%, 5/15/24	6,628
2,113,415	Invitation Homes Trust 2018-SFR1 144A, (1 mo. LIBOR USD + 0.700%), 1.25%, 3/17/37 (a)(b)	2,100
1,967,247	John Deere Owner Trust 2021-A, 0.20%, 12/15/23	1,961
9,000,000	KREF Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.070%), 1.62%, 2/15/39 (a)(b)	8,874
445,058	Kubota Credit Owner Trust 2020-2A 144A, 0.41%, 6/15/23 (a)	445
2,039,232	Kubota Credit Owner Trust 2021-1A 144A, 0.31%, 4/15/24 (a)	2,022
14,555,409	Kubota Credit Owner Trust 2021-2A 144A, 0.26%, 6/17/24 (a)	14,369
2,208,242	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 2.10%, 10/20/27 (a)(b)	2,200
8,450,000	LCM XXIV Ltd. 24A 144A, (3 mo. LIBOR USD + 0.980%), 2.04%, 3/20/30 (a)(b)	8,401

Principal or Shares	Security Description	Value (000)
2,185,010	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 0.950%), 1.99%, 4/19/30 (a)(b)	$2,173
15,000,000	Madison Park Funding XVII Ltd. 2015-17A 144A, (3 mo. LIBOR USD + 1.000%), 2.10%, 7/21/30 (a)(b)	14,926
6,425,715	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 1.84%, 1/15/28 (a)(b)	6,377
854,819	MBarc Credit Canada Inc. 2021-AA 144A, 0.39%, 7/17/23 CAD (a)(c)	664
4,150,000	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	3,174
1,221,558	MMAF Equipment Finance LLC 2020-BA 144A, 0.38%, 8/14/23 (a)	1,215
1,014,902	MMAF Equipment Finance LLC 2020-A 144A, 0.74%, 4/09/24 (a)	1,006
4,495,589	MMAF Equipment Finance LLC 2021-A 144A, 0.30%, 4/15/24 (a)	4,468
3,961,284	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	3,814
1,458,202	Navient Private Education Refi Loan Trust 2021- A 144A, 0.84%, 5/15/69 (a)	1,356
547,202	Navient Private Education Refi Loan Trust 2020- GA 144A, 1.17%, 9/16/69 (a)	527
6,597,915	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (a)	6,210
2,990,929	Navient Student Loan Trust 2019-7A 144A, (1 mo. LIBOR USD + 0.500%), 1.17%, 1/25/68 (a)(b)	2,980
2,830,000	Navistar Financial Dealer Note Master Trust 2020-1 144A, (1 mo. LIBOR USD + 0.950%), 1.62%, 7/25/25 (a)(b)	2,832
15,400,000	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 0.930%), 1.97%, 10/18/29 (a)(b)	15,298
1,979,687	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 1.28%, 2/20/28 (a)(b)	1,972
7,478,986	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 0.850%), 1.89%, 1/15/29 (a)(b)	7,461
2,360,051	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	2,309
3,294,904	Santander Consumer Auto Receivables Trust 2021-BA 144A, 1.45%, 10/16/28 (a)	3,271
489,235	Santander Drive Auto Receivables Trust 2020-2, 0.96%, 11/15/24	489
1,113,230	Santander Retail Auto Lease Trust 2020-B 144A, 0.42%, 11/20/23 (a)	1,110
3,081,579	Santander Retail Auto Lease Trust 2021-A 144A, 0.32%, 2/20/24 (a)	3,052
6,980,080	Santander Retail Auto Lease Trust 2021-C 144A, 0.29%, 4/22/24 (a)	6,919
24,518	SoFi Consumer Loan Program Trust 2020-1 144A, 2.02%, 1/25/29 (a)	24
2,298,256	SoFi Consumer Loan Program Trust 2021-1 144A, 0.49%, 9/25/30 (a)	2,249
4,200,000	STWD Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.200%), 1.75%, 4/18/38 (a)(b)	4,175
2,783,137	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 1.72%, 7/15/38 (a)(b)	2,777
4,323,181	Tesla Auto Lease Trust 2021-A 144A, 0.36%, 3/20/25 (a)	4,270

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
7,125,980	Tesla Auto Lease Trust 2021-B 144A, 0.36%, 9/22/25 (a)	$7,002
473,392	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%), 1.27%, 2/25/57 (a)(b)	472
2,883,730	Toyota Lease Owner Trust 2021-A 144A, 0.27%, 9/20/23 (a)	2,869
7,635,751	Toyota Lease Owner Trust 2021-B 144A, 0.25%, 3/20/24 (a)	7,547
4,040,000	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 2.07%, 10/15/34 (a)(b)	4,016
175,046	Westlake Automobile Receivables Trust 2020- 2A 144A, 0.93%, 2/15/24 (a)	175
4,138,522	Westlake Automobile Receivables Trust 2019- 1A 144A, 3.67%, 3/15/24 (a)	4,151
2,755,124	Westlake Automobile Receivables Trust 2020- 3A 144A, 0.56%, 5/15/24 (a)	2,750
3,122,319	Westlake Automobile Receivables Trust 2021- 1A 144A, 0.39%, 10/15/24 (a)	3,106
4,408,025	Westlake Automobile Receivables Trust 2021- 2A 144A, 0.32%, 4/15/25 (a)	4,367
1,168,528	Wheels SPV 2 LLC 2020-1A 144A, 0.51%, 8/20/29 (a)	1,158
6,246,290	Wheels SPV 2 LLC 2021-1A 144A, (1 mo. LIBOR USD + 0.280%), 0.87%, 8/20/29 (a)(b)	6,215
182,375	World Omni Auto Receivables Trust 2020-C, 0.35%, 12/15/23	182
2,092,793	World Omni Auto Receivables Trust 2019-B, 2.59%, 7/15/24	2,099
694,238	World Omni Automobile Lease Securitization Trust 2020-B, 0.32%, 9/15/23	693
Total Asset Backed (Cost - $519,445)		514,111

Commercial Paper(d) (8%)
10,000,000	American Electric Power Co. Inc, 0.75%, 5/09/22	9,998
10,000,000	AutoZone Inc., 0.75%, 5/05/22	9,999
15,000,000	Canadian Pacific Railway Co., 0.75%, 5/06/22	14,998
15,000,000	Danaher Corp., 0.75%, 5/03/22	14,999
15,000,000	Dominion Energy Inc., 0.75%, 5/05/22	14,999
15,000,000	Duke Energy Corp., 0.75%, 5/10/22	14,997
5,000,000	Enbridge Inc., 0.75%, 5/04/22	5,000
4,940,000	Engie SA, 0.75%, 5/04/22	4,940
10,000,000	Enterprise Products Operating LLC, 0.75%, 5/06/22	9,999
15,000,000	Fiserv Inc., 0.75%, 5/02/22	14,999
7,000,000	Keurig Dr Pepper Inc., 0.75%, 5/06/22	6,999
10,000,000	Marsh & McLennan Companies Inc., 0.75%, 5/10/22	9,998
15,000,000	Sherwin Williams Co., 0.75%, 5/03/22	14,999
7,000,000	TransCanada PipeLines Ltd., 0.75%, 5/06/22	6,999
15,000,000	WEC Energy Group Inc., 0.75%, 5/03/22	14,999
2,000,000	Xcel Energy Inc., 0.75%, 5/10/22	2,000
Total Commercial Paper (Cost - $170,925)		170,922

Corporate Bond (43%)

Financial (20%)
2,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, (U.S. Secured Overnight Financing Rate + 0.680%), 0.96%, 9/29/23 (b)	2,926
4,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3NC1, 1.75%, 10/29/24	4,612
2,400,000	Ally Financial Inc., 1.45%, 10/02/23	2,334

Principal or Shares	Security Description	Value (000)
4,200,000	American Express Co., (Secured Overnight Financing Rate + 0.720%), 1.00%, 5/03/24 (b)	$4,200
3,525,000	ANZ New Zealand Int’l Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.600%), 0.81%, 2/18/25 (a)(b)	3,517
3,400,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%, 9/18/23	3,284
1,655,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	1,654
9,250,000	Bank of America Corp., (3 mo. LIBOR USD + 0.790%), 3.00%, 12/20/23 (b)	9,230
2,127,000	Bank of America Corp., (3 mo. LIBOR USD + 0.790%), 1.37%, 3/05/24 (b)	2,128
9,000,000	Bank of America Corp., (3 mo. Bloomberg Short- Term Bank Yield Index + 0.430%), 0.91%, 5/28/24 (b)	8,955
6,265,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.740%), 0.81%, 10/24/24 (b)	6,017
8,950,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.97%, 4/22/25 (b)	8,884
4,268,000	Bank of Montreal, 2.27%, 7/11/22 CAD (c)	3,327
8,000,000	Bank of Montreal, (U.S. Secured Overnight Financing Rate + 0.240%), 0.52%, 12/01/22 (b)	7,993
5,340,000	Bank of Nova Scotia, (Secured Overnight Financing Rate + 0.550%), 0.82%, 9/15/23 (b)	5,332
2,895,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	2,763
1,905,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	1,782
2,950,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,955
1,150,000	BPCE SA 144A, 4.00%, 9/12/23 (a)	1,157
3,250,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 0.570%), 0.85%, 1/14/25 (a) (b)	3,229
2,555,000	Brighthouse Financial Global Funding 144A, 0.60%, 6/28/23 (a)	2,486
10,000,000	Canadian Imperial Bank of Commerce, 2.30%, 7/11/22 CAD (c)	7,795
6,435,000	Canadian Imperial Bank of Commerce, 0.45%, 6/22/23	6,270
4,470,000	Canadian Imperial Bank of Commerce, (Secured Overnight Financing Rate + 0.400%), 0.67%, 12/14/23 (b)	4,456
8,940,000	Canadian Imperial Bank of Commerce, (U.S. Secured Overnight Financing Rate + 0.420%), 0.70%, 10/18/24 (b)	8,849
11,875,000	Capital One Financial Corp., 3.20%, 1/30/23	11,953
5,285,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.94%, 12/06/24 (b)	5,268
5,985,000	Citigroup Global Markets Holdings Inc., 0.75%, 6/07/24	5,662
7,070,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.686%), 0.78%, 10/30/24 (b)	6,770
7,610,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.669%), 0.95%, 5/01/25 (b)	7,517
2,400,000	Deutsche Pfandbriefbank AG, 2.50%, 5/31/22 (e)	2,403
1,291,000	First Abu Dhabi Bank PJSC, 1.38%, 2/19/23 GBP (c)(e)	1,608

Semi-Annual Report    11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
6,640,000	GA Global Funding Trust 144A, (U.S. Secured Overnight Financing Rate + 0.500%), 0.77%, 9/13/24 (a)(b)	$6,530
1,550,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,522
2,654,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.750%), 1.21%, 2/23/23 (b)	2,654
4,345,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.538%), 0.63%, 11/17/23 (b)	4,279
3,900,000	Goldman Sachs Group Inc., 1.22%, 12/06/23	3,789
9,785,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.572%), 0.67%, 3/08/24 (b)	9,549
9,060,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.580%), 0.83%, 3/08/24 (b)	8,987
1,655,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,625
2,550,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,386
2,050,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	2,055
2,895,000	Jackson Financial Inc. 144A, 1.13%, 11/22/23 (a)(f)	2,794
8,215,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.580%), 0.86%, 3/16/24 (b)	8,189
2,621,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.730%), 1.91%, 4/23/24 (b)	2,623
6,010,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.535%), 0.77%, 6/01/25 (b)	5,920
5,000,000	Lloyds Bank PLC, 2.13%, 7/24/22 (e)	5,011
3,700,000	Lloyds Banking Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.100%), 1.33%, 6/15/23 (b)	3,693
6,365,000	Macquarie Bank Ltd. 144A, 0.44%, 12/16/22 (a)	6,295
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 1.53%, 11/28/23 (a)(b)	3,297
6,885,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.350%), 2.32%, 3/27/24 (a)(b)(f)	6,926
3,890,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.710%), 0.99%, 10/14/25 (a)(b)	3,864
15,000,000	Manulife Bank of Canada, 2.08%, 5/26/22 CAD (c)	11,682
5,500,000	Mitsubishi UFJ Financial Group Inc., 3.76%, 7/26/23	5,556
3,800,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.840%), 1.88%, 7/16/23 (b)	3,802
3,960,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.610%), 1.22%, 9/08/24 (b)	3,958
2,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.400%), 2.58%, 10/24/23 (b)	2,007
3,395,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.466%), 0.56%, 11/10/23 (b)	3,349
5,745,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.455%), 0.53%, 1/25/24 (b)	5,627
3,810,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.616%), 0.73%, 4/05/24 (b)	3,711
9,055,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.509%), 0.79%, 1/22/25 (b)	8,604
1,785,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	1,657
1,715,000	NASDAQ Inc., 0.45%, 12/21/22	1,692
5,000,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR USD + 0.410%), 1.21%, 12/13/22 (a)(b)	5,006

Principal or Shares	Security Description	Value (000)
20,000,000	National Bank of Canada, 1.96%, 6/30/22 CAD (c)	$15,578
2,785,000	National Bank of Canada, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.770%), 0.90%, 8/15/23 (b)	2,772
3,145,000	NatWest Group PLC, (3 mo. LIBOR USD + 1.470%), 1.98%, 5/15/23 (b)	3,145
10,800,000	NatWest Group PLC, (3 mo. LIBOR USD + 1.480%), 3.50%, 5/15/23 (b)	10,801
3,930,000	NatWest Markets PLC 144A, (U.S. Secured Overnight Financing Rate + 0.530%), 0.72%, 8/12/24 (a)(b)	3,906
5,025,000	New York Life Global Funding 144A, (3 mo. LIBOR USD + 0.280%), 1.27%, 1/10/23 (a)(b)	5,024
6,300,000	OneMain Finance Corp., 6.13%, 3/15/24	6,331
2,785,000	Protective Life Global Funding 144A, 0.50%, 4/12/23 (a)	2,723
1,550,000	Radian Group Inc., 6.63%, 3/15/25	1,580
4,515,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (a)	4,523
3,765,000	Rocket Mortgage LLC/Rocket Mortgage Co- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	3,336
4,502,000	Santander UK PLC 144A, 1.63%, 2/12/23 (a)	4,474
2,350,000	Simon Property Group LP, 2.75%, 6/01/23	2,347
4,240,000	Skandinaviska Enskilda Banken AB 144A, 0.55%, 9/01/23 (a)	4,100
2,330,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%, 9/12/23 (a)	2,258
4,625,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.440%), 0.71%, 9/16/24 (a)(b)	4,598
1,940,000	Synchrony Financial, 2.85%, 7/25/22	1,943
6,000,000	Toronto-Dominion Bank 144A, 2.10%, 7/15/22 (a)(f)	6,005
8,500,000	Toronto-Dominion Bank, 3.01%, 5/30/23 CAD (c)	6,610
5,000,000	UniCredit Bank AG, 1.88%, 7/05/22 (e)	5,002
2,270,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	2,180
8,275,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 1.60%, 4/25/26 (b)	8,286
3,370,000	Westpac Banking Corp., (3 mo. LIBOR USD + 0.390%), 1.41%, 1/13/23 (b)(f)	3,373
		416,850

Industrial (17%)
3,170,000	7-Eleven Inc. 144A, 0.63%, 2/10/23 (a)	3,116
4,205,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	4,009
9,223,000	AbbVie Inc., 2.85%, 5/14/23	9,242
4,266,000	Aetna Inc., 2.75%, 11/15/22	4,274
4,423,000	Aetna Inc., 2.80%, 6/15/23	4,412
1,550,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (a)	1,548
7,805,000	American Honda Finance Corp., (3 mo. LIBOR USD + 0.150%), 0.63%, 2/22/23 (b)	7,802
6,380,000	American Honda Finance Corp., (3 mo. LIBOR USD + 0.280%), 1.29%, 1/12/24 (b)	6,372
4,255,000	Astrazeneca Finance LLC, 0.70%, 5/28/24	4,058
2,090,000	Avery Dennison Corp., 0.85%, 8/15/24	1,971
1,550,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,567
1,550,000	Ball Corp., 4.00%, 11/15/23	1,548
3,020,000	Ball Corp., 5.25%, 7/01/25	3,099

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,735,000	Baxter International Inc. 144A, 0.87%, 12/01/23 (a)	$1,669
2,590,000	Baxter International Inc. 144A, (Secured Overnight Financing Rate + 0.440%), 0.67%, 11/29/24 (a)(b)	2,578
1,165,000	Berry Global Inc., 0.95%, 2/15/24	1,112
3,385,000	BMW U.S. Capital LLC 144A, (Secured Overnight Financing Rate + 0.530%), 0.81%, 4/01/24 (a)(b)	3,381
6,540,000	Boeing Co., 4.51%, 5/01/23	6,602
5,800,000	Boeing Co., 1.43%, 2/04/24	5,577
9,250,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24	9,302
4,600,000	Canadian Tire Corp. Ltd., 3.17%, 7/06/23 CAD (c)	3,567
1,550,000	CDK Global Inc., 5.00%, 10/15/24	1,597
1,550,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,589
1,255,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	1,236
2,135,000	Conagra Brands Inc., 0.50%, 8/11/23	2,065
16,000,000	Daimler Canada Finance Inc., 3.30%, 8/16/22 CAD (c)	12,497
5,501,000	Daimler Finance North America LLC 144A, 3.35%, 2/22/23 (a)	5,535
3,115,000	Daimler Trucks Finance North America LLC 144A, 1.13%, 12/14/23 (a)	3,013
4,610,000	Daimler Trucks Finance North America LLC 144A, (U.S. Secured Overnight Financing Rate + 0.750%), 1.03%, 12/13/24 (a)(b)	4,594
1,740,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	1,672
3,815,000	Fidelity National Information Services Inc., 0.38%, 3/01/23	3,746
1,460,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,463
2,095,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24	2,121
1,300,000	Ford Motor Credit Co. LLC, 3.66%, 9/08/24	1,259
1,340,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,338
1,550,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,573
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 2.31%, 6/30/22 (b)	2,016
3,745,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	3,578
4,765,000	General Motors Financial Co. Inc., (U.S. Secured Overnight Financing Rate + 0.620%), 0.90%, 10/15/24 (b)	4,688
5,640,000	General Motors Financial Co. Inc., (Secured Overnight Financing Rate + 1.300%), 1.58%, 4/07/25 (b)	5,626
1,365,000	Genuine Parts Co., 1.75%, 2/01/25	1,298
2,264,000	Gilead Sciences Inc., 0.75%, 9/29/23	2,191
3,180,000	GlaxoSmithKline Capital PLC, 0.53%, 10/01/23	3,084
1,550,000	Graphic Packaging International LLC, 4.13%, 8/15/24	1,552
2,525,000	GSK Consumer Healthcare Capital U.S. LLC 144A, (U.S. Secured Overnight Financing Rate + 0.890%), 1.17%, 3/24/24 (a)(b)	2,528
1,550,000	HCA Inc., 5.38%, 2/01/25	1,596
1,500,000	Honda Canada Finance Inc., 2.54%, 3/01/23 CAD (c)	1,163
1,121,000	Honeywell International Inc., 0.48%, 8/19/22	1,118
3,215,000	Humana Inc., 0.65%, 8/03/23	3,122
2,500,000	Huntington Ingalls Industries Inc. 144A, 0.67%, 8/16/23 (a)	2,419

Principal or Shares	Security Description	Value (000)
2,170,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (a)	$2,154
5,000,000	Hyundai Capital America 144A, 0.80%, 4/03/23 (a)	4,888
2,805,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	2,722
8,340,000	Hyundai Capital America 144A, 0.80%, 1/08/24 (a)	7,952
4,840,000	Illumina Inc., 0.55%, 3/23/23	4,750
1,020,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	996
975,000	International Flavors & Fragrances Inc. 144A, 0.70%, 9/15/22 (a)	970
2,075,000	JDE Peet’s NV 144A, 0.80%, 9/24/24 (a)	1,939
5,000,000	John Deere Canada Funding Inc., 2.05%, 5/13/22 CAD (c)	3,893
1,500,000	John Deere Canada Funding Inc., 2.63%, 9/21/22 CAD (c)	1,170
4,755,000	Keurig Dr Pepper Inc., 0.75%, 3/15/24	4,540
2,650,000	Magallanes Inc. 144A, (Secured Overnight Financing Rate + 1.780%), 2.05%, 3/15/24 (a) (b)	2,675
2,850,000	Magallanes Inc. 144A, 3.43%, 3/15/24 (a)	2,833
3,775,000	Martin Marietta Materials Inc., 0.65%, 7/15/23	3,681
1,550,000	Meritage Homes Corp., 6.00%, 6/01/25	1,579
7,425,000	Microchip Technology Inc., 0.97%, 2/15/24	7,082
3,620,000	Microchip Technology Inc. 144A, 0.98%, 9/01/24 (a)	3,400
6,880,000	Nissan Motor Acceptance Co. LLC 144A, (3 mo. LIBOR USD + 0.640%), 1.25%, 3/08/24 (a)(b)	6,849
1,550,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,498
1,875,000	PerkinElmer Inc., 0.55%, 9/15/23	1,816
3,345,000	PerkinElmer Inc., 0.85%, 9/15/24	3,137
12,000,000	Pernod Ricard SA 144A, 4.25%, 7/15/22 (a)	12,058
4,910,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	4,763
1,865,000	Quanta Services Inc., 0.95%, 10/01/24	1,750
1,105,000	Roper Technologies Inc., 0.45%, 8/15/22	1,099
2,910,000	Royalty Pharma PLC, 0.75%, 9/02/23	2,817
1,039,000	Ryder System Inc., 2.88%, 6/01/22	1,040
6,200,000	Ryder System Inc., 3.40%, 3/01/23	6,241
5,350,000	Scania CV AB, 1.88%, 6/28/22 GBP (c)(e)	6,724
1,550,000	Seagate HDD Cayman, 4.88%, 3/01/24	1,560
5,855,000	Siemens Financieringsmaatschappij NV 144A, 0.40%, 3/11/23 (a)	5,747
1,470,000	Skyworks Solutions Inc., 0.90%, 6/01/23	1,434
1,885,000	Southwest Airlines Co., 4.75%, 5/04/23	1,918
1,550,000	Sprint Communications Inc., 6.00%, 11/15/22	1,574
450,000	Starbucks Corp., 1.30%, 5/07/22	450
1,845,000	Stryker Corp., 0.60%, 12/01/23	1,776
3,680,000	Take-Two Interactive Software Inc., 3.30%, 3/28/24	3,661
1,815,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	1,830
7,745,000	Thermo Fisher Scientific Inc., 0.80%, 10/18/23	7,513
4,515,000	Thermo Fisher Scientific Inc., (Secured Overnight Financing Rate + 0.530%), 0.81%, 10/18/24 (b)	4,498
465,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	468
1,550,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,551
5,000,000	Toyota Credit Canada Inc., 2.35%, 7/18/22 CAD (c)	3,898
1,550,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,576

Semi-Annual Report    13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
3,085,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	$2,971
6,280,000	Viatris Inc., 1.13%, 6/22/22	6,272
2,465,000	VMware Inc., 0.60%, 8/15/23	2,386
3,775,000	VMware Inc., 1.00%, 8/15/24	3,554
3,555,000	Volkswagen Group of America Finance LLC 144A, 0.75%, 11/23/22 (a)	3,521
5,500,000	Volkswagen Group of America Finance LLC 144A, 3.13%, 5/12/23 (a)	5,500
4,000,000	VW Credit Canada Inc., 2.65%, 6/27/22 CAD (c)(e)	3,118
8,000,000	VW Credit Canada Inc., 3.70%, 11/14/22 CAD (c)	6,264
2,000,000	VW Credit Canada Inc., 1.20%, 9/25/23 CAD (c)	1,506
1,610,000	Westlake Corp., 0.88%, 8/15/24	1,533
		351,178

Utility (6%)
4,705,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	4,518
1,160,000	American Electric Power Co. Inc. M, 0.75%, 11/01/23	1,115
1,720,000	American Electric Power Co. Inc., 2.03%, 3/15/24	1,676
2,500,000	Atmos Energy Corp., 0.63%, 3/09/23	2,457
2,020,000	Baker Hughes Holdings LLC/Baker Hughes Co- Obligor Inc., 1.23%, 12/15/23	1,961
3,160,000	CenterPoint Energy Inc., (Secured Overnight Financing Rate + 0.650%), 0.84%, 5/13/24 (b)	3,136
2,150,000	CenterPoint Energy Resources Corp., 0.70%, 3/02/23	2,106
2,675,000	Chevron Corp., (3 mo. LIBOR USD + 0.900%), 1.28%, 5/11/23 (b)	2,695
4,115,000	Chevron USA Inc., (3 mo. LIBOR USD + 0.200%), 0.58%, 8/11/23 (b)	4,112
1,105,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	1,051
2,065,000	Dominion Energy Inc. D, (3 mo. LIBOR USD + 0.530%), 1.36%, 9/15/23 (b)	2,062
6,180,000	DTE Energy Co. H, 0.55%, 11/01/22	6,131
7,400,000	Enbridge Inc., (U.S. Secured Overnight Financing Rate + 0.400%), 0.60%, 2/17/23 (b)	7,387
2,905,000	Enbridge Inc., 0.55%, 10/04/23	2,800
3,375,000	Enbridge Inc., (Secured Overnight Financing Rate + 0.630%), 0.83%, 2/16/24 (b)	3,380
2,000,000	Energy Transfer LP, 3.60%, 2/01/23	2,004
4,230,000	Energy Transfer LP, 4.25%, 3/15/23	4,263
2,280,000	Entergy Louisiana LLC, 0.62%, 11/17/23	2,198
1,550,000	EQT Corp., 6.63%, 2/01/25	1,615
1,390,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	1,361
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 2.32%, 1/15/23 (b)	1,331
18,780,000	NextEra Energy Capital Holdings Inc., (3 mo. LIBOR USD + 0.270%), 0.75%, 2/22/23 (b)	18,731
1,550,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	1,541
1,855,000	OGE Energy Corp., 0.70%, 5/26/23	1,805
2,690,000	Oklahoma Gas and Electric Co., 0.55%, 5/26/23	2,632
4,949,000	ONE Gas Inc., (3 mo. LIBOR USD + 0.610%), 1.36%, 3/11/23 (b)	4,939
1,550,000	Ovintiv Exploration Inc., 5.63%, 7/01/24	1,612
3,580,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	3,578

Principal or Shares	Security Description	Value (000)
4,350,000	Phillips 66, 0.90%, 2/15/24	$4,179
3,610,000	Pioneer Natural Resources Co., 0.55%, 5/15/23	3,519
5,440,000	Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23	5,427
2,345,000	Public Service Enterprise Group Inc., 0.84%, 11/08/23	2,261
4,700,000	Southern Co. 2021, (U.S. Secured Overnight Financing Rate + 0.370%), 0.56%, 5/10/23 (b)	4,686
1,540,000	Southern Natural Gas Co. LLC 144A, 0.63%, 4/28/23 (a)	1,505
4,550,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	4,408
1,550,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (a)	1,554
		121,736
Total Corporate Bond (Cost - $908,697)		889,764

Mortgage Backed (8%)
4,538,426	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 1.47%, 1/18/36 (a)(b)	4,447
4,400,000	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 1.29%, 9/25/31 (a)(b)	4,365
2,395,942	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.47%, 10/15/36 (a)(b)	2,384
11,735,000	BXMT Ltd. 2020-FL2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.014%), 1.28%, 2/15/38 (a)(b)	11,667
2,500,000	BXMT Ltd. 2020-FL2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.264%), 1.53%, 2/15/38 (a)(b)	2,466
5,360,870	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 6/15/34 (a)(b)	5,215
2,870,468	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	2,829
7,724,560	Connecticut Avenue Securities Trust 2021- R03 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 1.14%, 12/25/41 (a)(b)	7,651
8,587,751	Connecticut Avenue Securities Trust 2022- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.200%), 1.49%, 1/25/42 (a)(b)	8,494
3,550,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 1.78%, 5/15/36 (a)(b)	3,524
3,000,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 1.84%, 4/25/34 (a)(b)	2,986
2,818,918	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 0.67%, 3/25/25 (b)	2,819
4,759,175	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.700%), 0.99%, 8/25/33 (a)(b)	4,742
5,137,913	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.750%), 1.04%, 10/25/33 (a)(b)	5,087

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
5,500,000	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.94%, 1/25/34 (a)(b)	$5,459
17,500,000	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 1.14%, 9/25/41 (a)(b)	17,012
7,950,000	Freddie Mac STACR REMIC Trust 2022-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 1.29%, 1/25/42 (a)(b)	7,810
643,494	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.57%, 1/25/50 (a)(b)	644
462,633	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 2/25/50 (a)(b)	462
680,144	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 3.600%), 4.27%, 7/25/50 (a)(b)	681
253,227	Freddie Mac STACR REMIC Trust 2020-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.900%), 1.19%, 12/25/50 (a)(b)	253
116,453	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.650%), 0.94%, 1/25/51 (a)(b)	116
1,846,656	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 1.62%, 11/25/48 (a)(b)	1,834
6,691,002	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 2.07%, 2/25/49 (a) (b)	6,608
265,437	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 2.62%, 10/25/49 (a)(b)	266
4,095,433	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.800%), 1.09%, 8/25/33 (a)(b)	4,071
7,266,724	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 1.59%, 2/25/42 (a)(b)	7,201
5,650,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.54%, 1/25/34 (a)(b)	5,611
2,950,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 1.71%, 7/15/36 (a)(b)	2,901
2,691,286	LoanCore Issuer Ltd. 2021-CRE4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.914%), 1.18%, 7/15/35 (a)(b)	2,665
433,760	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 2.67%, 7/15/35 (a)(b)	436
1,178,840	New Residential Mortgage Loan Trust 2017-5A 144A, (1 mo. LIBOR USD + 1.500%), 2.17%, 6/25/57 (a)(b)	1,189

Principal or Shares	Security Description	Value (000)
3,350,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.89%, 4/25/34 (a)(b)	$3,315
6,950,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. LIBOR USD + 0.700%), 1.25%, 3/15/36 (a)(b)	6,758
876,519	PFP Ltd. 2019-5 144A, (1 mo. LIBOR USD + 1.420%), 1.97%, 4/14/36 (a)(b)	871
671,394	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.050%), 1.60%, 4/14/37 (a)(b)	667
1,780,000	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.450%), 2.00%, 4/14/37 (a)(b)	1,771
1,900,000	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 2.14%, 11/25/31 (a)(b)	1,888
1,239,089	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.32%, 4/25/43 (a)(b)	1,238
1,579,653	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.92%, 2/25/47 (a)(b)	1,572
5,200,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 3.07%, 2/25/47 (a)(b)	5,186
Total Mortgage Backed (Cost - $159,226)		157,161

U.S. Treasury (17%)
15,000,000	U.S. Cash Management Bill, 0.42%, 5/24/22 (d)	14,997
50,000,000	U.S. Treasury Bill, 0.20%, 5/03/22 (d)	50,000
40,000,000	U.S. Treasury Bill, 0.19%, 5/05/22 (d)	40,000
50,000,000	U.S. Treasury Bill, 0.21%, 5/10/22 (d)	49,999
50,000,000	U.S. Treasury Bill, 0.28%, 5/12/22 (d)	49,998
51,000,000	U.S. Treasury Bill, 0.21%, 5/17/22 (d)	50,997
50,000,000	U.S. Treasury Bill, 0.56%, 5/31/22 (d)	49,987
15,000,000	U.S. Treasury Bill, 0.81%, 7/28/22 (d)	14,970
25,000,000	U.S. Treasury Bill, 0.45%, 8/04/22 (d)	24,941
15,000,000	U.S. Treasury Bill, 1.35%, 10/27/22 (d)	14,899
2,000,000	U.S. Treasury Note, 0.13%, 12/15/23 (g)	1,922
Total U.S. Treasury (Cost - $362,795)		362,710

Investment Company (2%)
16,989,350	Payden Cash Reserves Money Market Fund*	16,989
2,726,002	Payden Floating Rate Fund, SI Class*	26,606
Total Investment Company (Cost - $43,989)		43,595
Total Investments (Cost - $2,165,077) (103%)		2,138,263
Liabilities in excess of Other Assets (-3%)		(57,922)

Net Assets (100%)		$2,080,341

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $4,268 and the total market value of the collateral held by the Fund is $4,391. Amounts in 000s.

(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

Semi-Annual Report    15

          Payden Limited Maturity Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 119,076	CAD 152,457	HSBC Bank USA, N.A.	09/15/2022	$462
USD 3,430	GBP 2,627	HSBC Bank USA, N.A.	09/15/2022	123
USD 7,124	GBP 5,427	State Street Bank & Trust Co.	06/28/2022	299

				884

Liabilities:
CAD 15,135	USD 11,979	HSBC Bank USA, N.A.	09/15/2022	(204)
GBP 1,339	USD 1,743	HSBC Bank USA, N.A.	09/15/2022	(58)

				(262)

Net Unrealized Appreciation (Depreciation)				$622

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 2-Year Note Future	260	Jun-22	$(54,811)	$954	$954
U.S. Treasury 5-Year Note Future	255	Jun-22	(28,731)	1,216	1,216

Total Futures					$2,170

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$4,268
Non-cash Collateral[2]	(4,268)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

16   Payden Mutual Funds

              Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	32%
Asset Backed	25%
U.S. Treasury	23%
Mortgage Backed	14%
Commercial Paper	4%
Other	2%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (24%)
13,050,000	Aimco CLO Ltd. 2020-12A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.170%), 2.02%, 1/17/32 (a)(b)	$12,958
1,507,222	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 1.86%, 1/20/28 (a)(b)	1,497
2,315,759	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 1.77%, 2/16/37 (a)(b)	2,307
11,900,000	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	9,075
10,800,038	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 2.03%, 4/15/29 (a)(b)	10,775
11,400,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.150%), 1.70%, 8/19/38 (a)(b)	11,161
1,353,426	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,312
8,827,429	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	7,938
5,880,000	CIFC Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.010%), 2.05%, 4/15/30 (a)(b)	5,857
4,848,826	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 1.87%, 8/20/35 (a)(b)	4,817
2,900,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	2,660
5,200,000	DataBank Issuer 2021-2A 144A, 2.40%, 10/25/51 (a)	4,782
15,900,000	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 1.96%, 10/15/30 (a)(b)	15,811
7,500,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	6,654
7,650,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	6,906
787,283	Drive Auto Receivables Trust 2020-2, 1.42%, 3/17/25	787
539,623	Drive Auto Receivables Trust 2019-4, 2.51%, 11/17/25	540
2,698,141	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	2,701
5,950,000	Drive Auto Receivables Trust 2021-3, 1.11%, 5/15/26	5,743
862,917	Enterprise Fleet Financing LLC 2019-2 144A, 2.29%, 2/20/25 (a)	863
2,000,000	Flagship Credit Auto Trust 2021-3 144A, 0.95%, 7/15/27 (a)	1,879
5,250,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	4,940

Principal or Shares	Security Description	Value (000)
4,340,000	Ford Credit Auto Lease Trust 2020-A, 2.05%, 6/15/23	$4,343
1,660,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	1,643
1,290,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	1,274
839,439	GMF Canada Leasing Trust 2020-1A 144A, 0.91%, 7/20/23 CAD (a)(c)	653
7,700,000	GMF Canada Leasing Trust 2020-1A 144A, 1.05%, 11/20/25 CAD (a)(c)	5,962
4,750,000	GreatAmerica Leasing Receivables Funding LLC Series 2021-1 144A, 0.34%, 8/15/24 (a)	4,621
7,810,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 1.73%, 9/15/37 (a) (b)	7,740
3,750,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. LIBOR USD + 1.800%), 2.35%, 12/15/39 (a)(b)	3,746
7,012,970	ITE Rail Fund Levered LP 2021-3A 144A, 2.21%, 6/28/51 (a)	6,394
297,597	John Deere Owner Trust 2019-A, 2.91%, 7/17/23	298
3,194,657	John Deere Owner Trust 2020-B, 0.51%, 11/15/24	3,158
7,250,000	LCCM Trust 2021-FL2 144A, (1 mo. LIBOR USD + 1.200%), 1.75%, 12/13/38 (a)(b)	7,136
1,851,755	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 2.10%, 10/20/27 (a)(b)	1,845
5,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 1.300%), 1.85%, 7/15/36 (a)(b)	5,236
15,200,000	Madison Park Funding XXV Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 0.970%), 2.15%, 4/25/29 (a)(b)	15,171
4,350,000	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	3,326
5,850,000	MF1 Ltd. 2021-FL6 144A, (1 mo. LIBOR USD + 1.100%), 1.65%, 7/16/36 (a)(b)	5,757
2,484,593	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	2,392
6,494,610	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	5,926
6,747,977	Navient Private Education Refi Loan Trust 2022- A 144A, 2.23%, 7/15/70 (a)	6,457
8,533,829	Oak Street Investment Grade Net Lease Fund 2020-1A 144A, 1.85%, 11/20/50 (a)	7,913
15,550,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.950%), 1.99%, 7/15/29 (a)(b)	15,464

Semi-Annual Report    17

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
8,400,000	OneMain Financial Issuance Trust 2021-1A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.760%), 1.02%, 6/16/36 (a)(b)	$8,233
4,217,250	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 1.28%, 2/20/28 (a)(b)	4,202
6,230,000	PFS Financing Corp. 2020-B 144A, 1.21%, 6/15/24 (a)	6,228
2,100,000	PFS Financing Corp. 2020-F 144A, 0.93%, 8/15/24 (a)	2,094
6,280,896	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 0.850%), 1.89%, 1/15/29 (a)(b)	6,266
2,034,527	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	1,990
5,022,190	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	4,610
7,845,148	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	7,198
4,410,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	4,085
2,400,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (a)	2,191
4,856,037	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 1.72%, 7/15/38 (a)(b)	4,845
13,815,000	TCI-Symphony CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.930%), 1.97%, 7/15/30 (a)(b)	13,702
5,244,000	Textainer Marine Containers VII Ltd. 2021-2A 144A, 2.23%, 4/20/46 (a)	4,792
7,913,772	TRP-TRIP Rail Master Funding LLC 2021-2 144A, 2.15%, 6/19/51 (a)	7,226
7,960,000	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 2.07%, 10/15/34 (a)(b)	7,913
6,550,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	6,007
193,613	Westlake Automobile Receivables Trust 2018- 3A 144A, 4.00%, 10/16/23 (a)	194
3,700,000	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	3,672
3,780,000	Westlake Automobile Receivables Trust 2020- 2A 144A, 1.32%, 7/15/25 (a)	3,775
4,477,500	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	4,102
Total Asset Backed (Cost - $353,505)		341,743
Bank Loans(d) (0%)
1,645,875	Southwestern Energy Co. Term Loan B 1L, (LIBOR USD 3-Month + 1.500%), 3.30%, 6/22/27 (Cost - $1,642)	1,647
Commercial Paper(e) (4%)
14,000,000	BASF SE, 0.80%, 5/25/22	13,993
13,690,000	Dominion Energy Inc., 0.77%, 5/19/22	13,684
11,000,000	EI du Pont de Nemours, 0.98%, 6/13/22	10,985
14,000,000	TransCanada PipeLines Ltd., 0.76%, 5/17/22	13,979
Total Commercial Paper (Cost - $52,652)		52,641
Corporate Bond (32%)
Financial (13%)
5,755,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	5,496

Principal or Shares	Security Description	Value (000)
5,110,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	$4,768
2,190,000	Air Lease Corp., 0.80%, 8/18/24	2,038
2,240,000	Ally Financial Inc., 1.45%, 10/02/23	2,178
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	1,898
5,865,000	American Tower Corp., 0.60%, 1/15/24	5,611
3,420,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	3,413
1,980,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (a)	1,977
3,000,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	2,998
3,845,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.740%), 0.81%, 10/24/24 (b)	3,693
6,680,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.98%, 4/22/25 (b)	6,316
7,770,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.650%), 1.53%, 12/06/25 (b)	7,286
3,610,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	3,446
1,690,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	1,581
2,600,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,605
3,791,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	3,876
1,430,000	Brighthouse Financial Global Funding 144A, 1.00%, 4/12/24 (a)	1,363
5,665,000	Brighthouse Financial Global Funding 144A, 1.75%, 1/13/25 (a)	5,349
4,420,000	Equinix Inc., 2.63%, 11/18/24	4,306
8,005,000	F&G Global Funding 144A, 0.90%, 9/20/24 (a)	7,480
1,935,000	First Republic Bank, (U.S. Secured Overnight Financing Rate + 0.620%), 1.91%, 2/12/24 (b)	1,914
2,030,000	First-Citizens Bank & Trust Co., (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	1,986
3,980,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,828
1,380,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,355
7,215,000	Goldman Sachs Group Inc., 3.00%, 3/15/24	7,161
1,645,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,622
3,600,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.609%), 0.86%, 2/12/26 (b)	3,289
2,460,000	Golub Capital BDC Inc., 3.38%, 4/15/24	2,416
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,001
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (a)	3,264
655,000	iStar Inc., 4.75%, 10/01/24	638
3,935,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	3,945
1,760,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.420%), 0.56%, 2/16/25 (b)	1,669
3,540,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	3,533
3,415,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	3,192
15,090,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	14,185
4,950,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.525%), 0.79%, 5/30/25 (b)	4,634
3,435,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	3,343

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,230,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	$2,070
6,205,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.560%), 1.16%, 10/21/25 (b)	5,797
7,770,000	Nationwide Building Society 144A, 0.55%, 1/22/24 (a)	7,414
2,160,000	Owl Rock Capital Corp., 4.25%, 1/15/26	2,088
1,520,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	1,420
1,380,000	Radian Group Inc., 6.63%, 3/15/25	1,407
4,400,000	Reliance Standard Life Global Funding II 144A, 3.85%, 9/19/23 (a)	4,439
3,350,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc. 144A, 2.88%, 10/15/26 (a)	2,968
2,850,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	2,643
3,800,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,508
1,195,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (a)	1,178
1,700,000	VICI Properties LP/VICI Note Co. Inc. 144A, 3.50%, 2/15/25 (a)	1,634
5,365,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	5,330

		183,549

Industrial (14%)
6,780,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (a)	6,771
1,395,000	Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	1,343
1,380,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,396
1,380,000	Ball Corp., 4.00%, 11/15/23	1,378
1,425,000	Berry Global Inc., 0.95%, 2/15/24	1,361
7,060,000	Boeing Co., 1.43%, 2/04/24	6,789
1,380,000	CDK Global Inc., 5.00%, 10/15/24	1,422
1,380,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,415
2,455,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	2,418
2,655,000	Daimler Trucks Finance North America LLC 144A, 1.13%, 12/14/23 (a)	2,568
2,450,000	Daimler Trucks Finance North America LLC 144A, 1.63%, 12/13/24 (a)	2,329
3,345,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	3,215
1,985,000	Fidelity National Information Services Inc., 0.60%, 3/01/24	1,884
5,450,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	5,068
2,665,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	2,661
1,380,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,400
3,000,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	2,866
4,000,000	General Motors Financial Co. Inc., 3.95%, 4/13/24	4,019
3,860,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	3,627
1,785,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,633
8,300,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	8,406
3,290,000	Graphic Packaging International LLC 144A, 0.82%, 4/15/24 (a)	3,107
1,380,000	Graphic Packaging International LLC, 4.13%, 8/15/24	1,381
2,600,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.02%, 3/24/24 (a)	2,576
1,380,000	HCA Inc., 5.38%, 2/01/25	1,421

Principal or Shares	Security Description	Value (000)
2,285,000	Huntington Ingalls Industries Inc. 144A, 0.67%, 8/16/23 (a)	$2,211
3,760,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	3,649
4,000,000	Hyundai Capital America 144A, 0.88%, 6/14/24 (a)	3,760
3,675,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	3,424
1,660,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	1,621
2,590,000	Magallanes Inc. 144A, 3.43%, 3/15/24 (a)	2,575
1,380,000	Meritage Homes Corp., 6.00%, 6/01/25	1,406
3,185,000	Microchip Technology Inc., 2.67%, 9/01/23	3,156
6,075,000	Microchip Technology Inc., 0.97%, 2/15/24	5,794
3,810,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	3,584
6,545,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	6,179
1,000,000	Nordstrom Inc., 2.30%, 4/08/24	959
3,155,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	3,188
1,380,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,333
2,610,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	2,465
1,655,000	Quanta Services Inc., 0.95%, 10/01/24	1,553
5,225,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	4,912
4,460,000	Royalty Pharma PLC, 0.75%, 9/02/23	4,318
4,772,000	Scania CV AB, 1.88%, 6/28/22 GBP (c)(f)	5,997
1,380,000	Seagate HDD Cayman, 4.88%, 3/01/24	1,389
560,000	Skyworks Solutions Inc., 0.90%, 6/01/23	546
8,000,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (a)	7,982
7,830,000	Sonoco Products Co., 1.80%, 2/01/25	7,437
2,860,000	Southwest Airlines Co., 4.75%, 5/04/23	2,911
1,380,000	Sprint Communications Inc., 6.00%, 11/15/22	1,401
4,000,000	Stellantis NV, 5.25%, 4/15/23	4,073
8,400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	8,056
1,380,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	1,391
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,101
800,000	Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 1/31/25	812
865,000	T-Mobile USA Inc., 2.25%, 2/15/26	797
855,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	861
1,380,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,381
1,380,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,403
2,805,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	2,702
3,435,000	VMware Inc., 1.00%, 8/15/24	3,234
6,000,000	VW Credit Canada Inc., 3.25%, 3/29/23 CAD (c)	4,670
1,340,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	1,296

		187,981

Utility (5%)
3,725,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	3,551
5,835,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	5,603
1,500,000	American Electric Power Co. Inc., 2.03%, 3/15/24	1,461

Semi-Annual Report    19

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
980,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	$932
4,300,000	Devon Energy Corp., 5.25%, 9/15/24	4,438
2,525,000	Energy Transfer LP, 3.60%, 2/01/23	2,530
3,930,000	Energy Transfer LP, 4.25%, 3/15/23	3,961
1,380,000	EQT Corp., 6.63%, 2/01/25	1,438
3,619,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	3,544
3,195,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	3,176
1,750,000	OGE Energy Corp., 0.70%, 5/26/23	1,703
7,985,000	ONE Gas Inc., 1.10%, 3/11/24	7,639
1,380,000	Ovintiv Exploration Inc., 5.63%, 7/01/24	1,435
4,980,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	4,977
4,000,000	Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24	3,956
6,812,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	7,054
2,120,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	2,063
4,200,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	4,069
1,380,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (a)	1,384
3,800,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	3,741

		68,655

Total Corporate Bond (Cost - $459,143)		440,185
Mortgage Backed (14%)
7,535,500	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 1.47%, 1/18/36 (a)(b)	7,383
3,900,000	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 1.29%, 9/25/31 (a)(b)	3,869
122,096,324	Benchmark Mortgage Trust 2018-B6, 0.57%, 10/10/51 (g)	2,186
2,380,075	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.47%, 10/15/36 (a)(b)	2,368
2,567,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.63%, 10/15/36 (a)(b)	2,548
1,673,475	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 0.930%), 1.48%, 10/15/37 (a)(b)	1,646
5,043,776	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 1.130%), 1.68%, 10/15/37 (a)(b)	4,950
4,550,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 1.45%, 10/15/36 (a)(b)	4,443
7,050,000	BXMT Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.050%), 1.60%, 5/15/38 (a)(b)	6,995
22,362,467	Cantor Commercial Real Estate Lending 2019- CF1, 1.30%, 5/15/52 (g)	1,270
9,004,277	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 6/15/34 (a)(b)	8,759
44,415,098	Citigroup Commercial Mortgage Trust 2018-C6, 0.94%, 11/10/51 (g)	1,817
20,583,822	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 1.45%, 11/15/37 (a)(b)	20,366
781,996	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.77%, 9/25/39 (a)(b)	782

Principal or Shares	Security Description	Value (000)
553,363	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.77%, 10/25/39 (a)(b)	$554
5,565,552	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	5,485
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.92%, 11/25/39 (a)(b)	4,210
533,661	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 1/25/40 (a)(b)	534
900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 4.32%, 2/25/40 (a)(b)	890
2,860,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 1.78%, 5/15/36 (a)(b)	2,839
2,691,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 1.84%, 4/25/34 (a)(b)	2,679
3,625,669	Fannie Mae Connecticut Avenue Securities 2018- C01, (1 mo. LIBOR USD + 2.250%), 2.92%, 7/25/30 (b)	3,663
13,150,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 2.29%, 11/25/41 (a)(b)	12,528
16,650,000	FHLMC Multifamily Structured Pass-Through Certificates K727, 2.95%, 7/25/24	16,651
10,171,785	Freddie Mac REMIC 5057, 1.00%, 4/15/54	9,488
3,031,942	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 9/25/49 (a)(b)	3,027
4,240,547	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.700%), 0.99%, 8/25/33 (a)(b)	4,225
2,300,000	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 1.14%, 9/25/41 (a)(b)	2,236
651,735	Freddie Mac STACR REMIC Trust 2019-HQA4 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 11/25/49 (a)(b)	652
592,719	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 2.37%, 1/25/50 (a)(b)	591
996,928	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.57%, 1/25/50 (a)(b)	998
561,769	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 2/25/50 (a)(b)	561
601,723	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 3.77%, 3/25/50 (a)(b)	605
80,369	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.650%), 0.94%, 1/25/51 (a)(b)	80
8,832,122	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 2.07%, 2/25/49 (a) (b)	8,722

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
523,777	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 2.62%, 10/25/49 (a)(b)	$524
1,110,913	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.92%, 10/25/29 (b)	1,176
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (b)	1,454
4,100,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.54%, 1/25/34 (a)(b)	4,072
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 1.71%, 7/15/36 (a)(b)	4,918
1,070,000	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.964%), 3.47%, 7/15/35 (a)(b)	1,073
3,400,000	Morgan Stanley Capital I Trust 2017-CLS 144A, (1 mo. LIBOR USD + 0.700%), 1.25%, 11/15/34 (a)(b)	3,384
348,571	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.37%, 10/15/49 (a)(b)	342
1,016,266	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(g)	1,006
2,347,595	New Residential Mortgage Loan Trust 2017-3A 144A, 4.00%, 4/25/57 (a)(g)	2,320
1,994,687	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(g)	1,956
3,000,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.89%, 4/25/34 (a)(b)	2,968
8,450,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. LIBOR USD + 0.700%), 1.25%, 3/15/36 (a)(b)	8,217
1,307,327	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.050%), 1.60%, 4/14/37 (a)(b)	1,298
3,510,000	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.450%), 2.00%, 4/14/37 (a)(b)	3,493
4,803,412	Provident Funding Mortgage Trust 2020-F1 144A, 2.00%, 1/25/36 (a)(g)	4,417
1,650,000	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 2.14%, 11/25/31 (a)(b)	1,640
2,400,995	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.32%, 4/25/43 (a)(b)	2,399
2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.42%, 4/25/43 (a)(b)	2,748

Principal or Shares	Security Description	Value (000)
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 11.17%, 2/25/47 (a)(b)	$709
Total Mortgage Backed (Cost - $206,168)		200,714
Municipal (0%)
1,415,000	California Earthquake Authority B, 1.33%, 7/01/22 (Cost - $1,415)	1,416
U.S. Treasury (23%)
44,185,000	U.S. Treasury Bill, 0.85%, 1/26/23 (e)	43,650
19,731,000	U.S. Treasury Note, 2.75%, 5/31/23 (h)(i)	19,843
62,889,000	U.S. Treasury Note, 0.88%, 1/31/24	60,988
55,980,000	U.S. Treasury Note, 1.50%, 2/29/24	54,819
4,000,000	U.S. Treasury Note, 0.25%, 6/15/24	3,794
10,145,000	U.S. Treasury Note, 0.75%, 11/15/24	9,623
46,201,000	U.S. Treasury Note, 1.50%, 2/15/25	44,483
84,175,000	U.S. Treasury Note, 2.63%, 4/15/25	83,577
Total U.S. Treasury (Cost - $325,548)		320,777
Investment Company (2%)
30,069,832	Payden Cash Reserves Money Market Fund * (Cost - $30,070)	30,070
Total Investments (Cost - $1,430,143) (99%)		1,389,193
Other Assets, net of Liabilities (1%)		12,142
Net Assets (100%)		$1,401,335

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Yield to maturity at time of purchase.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of the security is pledged to cover futures contract margin requirements.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Semi-Annual Report    21

        Payden Low Duration Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 25,036	CAD 32,054	HSBC Bank USA, N.A.	09/15/2022	$97
USD 6,353	GBP 4,840	State Street Bank & Trust Co.	06/28/2022	266

				363

Liabilities:
CAD 794	USD 626	HSBC Bank USA, N.A.	09/15/2022	(8)

Net Unrealized Appreciation (Depreciation)				$355

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	664	Sep-23	$160,173	$(4,393)	$(4,393)
U.S. Treasury 2-Year Note Future	612	Jun-22	129,017	(2,260)	(2,260)

					(6,653)

Short Contracts:
U.S. Treasury 5-Year Note Future	995	Jun-22	(112,109)	4,753	4,753

Total Futures					$(1,900)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
2-Year SOFR Swap, Receive Fixed 0.03% Annually, Pay Variable 0.28% (SOFRRATE) Annually	08/20/2022	$10,000	$(56)	$—	$(56)

See notes to financial statements.

22   Payden Mutual Funds

                Payden U.S.  Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Mortgage Backed	72%
U.S. Treasury	24%
Investment Company	4%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Mortgage Backed (72%)
672,688	FG C91912 20YR, 3.00%, 2/01/37	$651
39,637	FH 2B0709 ARM, (12 mo. LIBOR USD + 1.750%), 2.00%, 8/01/42 (a)	40
111,632	FH 2B0972 ARM, (12 mo. LIBOR USD + 1.770%), 2.02%, 11/01/42 (a)	115
449,821	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 1.87%, 10/01/45 (a)	460
74,704	FH 849486 ARM, (12 mo. LIBOR USD + 1.875%), 2.14%, 8/01/41 (a)	78
273,210	FH 849506 ARM, (12 mo. LIBOR USD + 1.607%), 1.86%, 11/01/44 (a)	281
937,288	FH 8C0092 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 1.54%, 8/01/51 (a)	873
268,215	FHLMC Multifamily Structured Pass-Through Certificates KI04, (1 mo. LIBOR USD + 0.360%), 0.81%, 7/25/24 (a)	268
152,856	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 0.67%, 3/25/25 (a)	153
800,000	FHLMC Multifamily Structured Pass-Through Certificates KI08, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.200%), 0.36%, 10/25/26 (a)	799
1,050,000	FHLMC Multifamily Structured Pass-Through Certificates KG03, 0.70%, 4/25/29 (b)	940
644,957	FHLMC Multifamily Structured Pass-Through Certificates Q013, 1.20%, 5/25/50 (b)	622
49,002	FN AI4019 ARM, (12 mo. LIBOR USD + 1.750%), 2.00%, 7/01/41 (a)	51
72,132	FN AL5596 ARM, (12 mo. LIBOR USD + 1.555%), 1.98%, 2/01/44 (a)	74
118,296	FN AL5790 ARM, (12 mo. LIBOR USD + 1.566%), 1.82%, 10/01/44 (a)	121
127,226	FN AL5967 ARM, (12 mo. LIBOR USD + 1.576%), 1.83%, 11/01/44 (a)	131
294,157	FN AL7648 ARM, (12 mo. LIBOR USD + 1.587%), 2.75%, 10/01/45 (a)	304
534,266	FN AS4186 15YR, 2.50%, 1/01/30	524
251,821	FN AS6443 15YR, 3.00%, 12/01/30	251
509,955	FN AS8013 15YR, 2.50%, 9/01/31	500
63,153	FN AU6974 ARM, (12 mo. LIBOR USD + 1.580%), 1.83%, 11/01/43 (a)	65
162,148	FN AU8673 ARM, (12 mo. LIBOR USD + 1.530%), 2.03%, 2/01/44 (a)	165
394,359	FN AZ2886 ARM, (12 mo. LIBOR USD + 1.600%), 2.62%, 9/01/45 (a)	408
430,543	FN AZ4380 ARM, (12 mo. LIBOR USD + 1.590%), 1.84%, 8/01/45 (a)	443

Principal or Shares	Security Description	Value (000)
389,180	FN BD2473 ARM, (12 mo. LIBOR USD + 1.620%), 2.43%, 1/01/47 (a)	$390
710,327	FN BM3938 15YR, 3.50%, 4/01/33	716
515,656	FN BM4153 15YR, 3.00%, 6/01/33	511
525,628	FN BP6814 ARM, (12 mo. LIBOR USD + 1.610%), 2.25%, 5/01/50 (a)	500
919,038	FN BR9966 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.610%), 1.91%, 5/01/51 (a)	849
577,605	FN CA4462 15YR, 3.00%, 11/01/34	571
100,219	FNR FA 2002-10, (1 mo. LIBOR USD + 0.750%), 1.42%, 2/25/32 (a)	102
949,428	FRESB Mortgage Trust 2021-SB83, 0.63%, 1/25/26 (b)	879
799,890	FRESB Mortgage Trust 2020-SB78, 0.82%, 6/25/40 (b)	751
1,004,402	FRESB Mortgage Trust 2020-SB79, 0.80%, 7/25/40 (b)	934
411,249	G2 778200, 4.00%, 2/20/32	421
345,104	G2 778203, 4.75%, 2/20/32	363
771,834	G2 AD0857, 3.75%, 9/20/33	787
296,088	G2 AY5132, 3.25%, 7/20/37	293
586,766	G2 AY5138, 3.25%, 12/20/37	581
495,884	GN 728153, 5.50%, 10/15/29	530
233,252	GN 737791 30YR, 4.50%, 12/15/40	245
2,060,602	GNR ST 2014-79, 1.22%, 7/20/29 (b)	7
Total Mortgage Backed (Cost - $19,380)		17,747
U.S. Treasury (24%)
1,000,000	U.S. Cash Management Bill, 0.30%, 5/24/22 (c)	1,000
1,000,000	U.S. Cash Management Bill, 0.58%, 6/21/22 (c)	999
2,500,000	U.S. Treasury Note, 0.13%, 10/15/23	2,416
1,500,000	U.S. Treasury Note, 2.00%, 11/15/26	1,438
Total U.S. Treasury (Cost - $5,898)		5,853
Investment Company (4%)
943,926	Payden Cash Reserves Money Market Fund * (Cost - $944)	944
Total Investments (Cost - $26,222) (100%)		24,544
Other Assets, net of Liabilities (0%)		69
Net Assets (100%)		$24,613

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Yield to maturity at time of purchase.

Semi-Annual Report    23

          Payden U.S. Government Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 10-Year Note Future	10	Jun-22	$(1,192)	$16	$16

See notes to financial statements.

24   Payden Mutual Funds

              Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Mortgage Backed	99%
Investment Company	1%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Mortgage Backed (134%)
466,119	Fannie Mae-Aces 2016-M9, (1 mo. LIBOR USD + 0.590%), 1.04%, 9/25/23 (a)	$467
382,616	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 1.87%, 10/01/45 (a)	391
254,760	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 0.67%, 3/25/25 (a)	255
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates KI08, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.200%), 0.36%, 10/25/26 (a)	999
173,402	FHR 3047 FV 3047, (1 mo. LIBOR USD + 0.300%), 0.85%, 1/15/35 (a)	173
169,349	FN BM2007 30YR, 4.00%, 9/01/48	169
1,241,909	FN CA6739 30YR, 3.00%, 8/01/50	1,177
94,589	FNR FA 2007-110, (1 mo. LIBOR USD + 0.620%), 1.29%, 12/25/37 (a)	96
126,799	FNR FE 2010-86, (1 mo. LIBOR USD + 0.450%), 1.12%, 8/25/25 (a)	127
1,718,614	FR RA4531 30YR, 2.50%, 2/01/51	1,572
215,406	G2 3711 30YR, 5.50%, 5/20/35	235
280,122	G2 3747 30YR, 5.00%, 8/20/35	300
172,008	G2 3772 30YR, 5.00%, 10/20/35	184
326,805	G2 3785 30YR, 5.00%, 11/20/35	350
364,070	G2 4802 30YR, 5.00%, 9/20/40	390
1,129,103	G2 4853 30YR, 4.00%, 11/20/40	1,156
183,525	G2 4978 30YR, 4.50%, 3/20/41	194
451,198	G2 5083 30YR, 5.00%, 6/20/41	484
1,379,187	G2 5115 30YR, 4.50%, 7/20/41	1,450
925,038	G2 5139 30YR, 4.00%, 8/20/41	947
212,133	G2 5140 30YR, 4.50%, 8/20/41	223
545,027	G2 5233 30YR, 4.00%, 11/20/41	558
1,210,838	G2 5258 30YR, 3.50%, 12/20/41	1,211
733,531	G2 5332 30YR, 4.00%, 3/20/42	756
481,754	G2 770239 30YR, 4.00%, 2/20/42	492
1,638,306	G2 785219 30YR, 2.00%, 12/20/50	1,468
763,944	G2 785289 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.75%, 12/20/47 (a)	781
2,488,501	G2 785524 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.529%), 1.91%, 12/20/41 (a)	2,547
204,884	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/27 (a)	208
375,982	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 3/20/27 (a)	382

Principal or Shares	Security Description	Value (000)

260,102	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 4/20/27 (a)	$263
606,580	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 5/20/27 (a)	614
1,064,573	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/28 (a)	1,084
284,634	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/28 (a)	290
433,943	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 2/20/28 (a)	444
685,145	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 4/20/28 (a)	697
644,304	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 9/20/29 (a)	653
549,348	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 9/20/32 (a)	558
1,149,613	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.75%, 12/20/33 (a)	1,167
429,585	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 2/20/34 (a)	442
691,059	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 2/20/34 (a)	701
625,615	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 3/20/35 (a)	644
600,867	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 5/20/38 (a)	617
479,210	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 7/20/38 (a)	488
9,320	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 7/20/23 (a)	9
875,654	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/40 (a)	904

Semi-Annual Report    25

        Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)
453,443	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/40 (a)	$468
148,867	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 1/20/42 (a)	150
368,443	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.75%, 10/20/26 (a)	373
1,057,002	G2 AY5132, 3.25%, 7/20/37	1,047
1,174,167	G2 AY5138, 3.25%, 12/20/37	1,163
190,319	G2 MA0312, 3.50%, 8/20/42	185
218,667	G2 MA0387, 3.50%, 9/20/42	213
1,380,562	G2 MA0698 30YR, 3.00%, 1/20/43	1,330
1,491,790	G2 MA1012 30YR, 3.50%, 5/20/43	1,492
1,318,796	G2 MA1089 30YR, 3.00%, 6/20/43	1,270
1,282,509	G2 MA1520 30YR, 3.00%, 12/20/43	1,235
1,249,421	G2 MA2304 30YR, 4.00%, 10/20/44	1,267
1,124,517	G2 MA2522 30YR, 4.00%, 1/20/45	1,140
808,263	G2 MA2767 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.50%, 4/20/45 (a)	817
544,278	G2 MA3454 30YR, 3.50%, 2/20/46	541
996,166	G2 MA3520 30YR, 3.00%, 3/20/46	959
1,050,865	G2 MA3597 30YR, 3.50%, 4/20/46	1,043
1,723,964	G2 MA3662 30YR, 3.00%, 5/20/46	1,659
1,073,524	G2 MA3663 30YR, 3.50%, 5/20/46	1,066
926,414	G2 MA3735 30YR, 3.00%, 6/20/46	891
900,063	G2 MA3802 30YR, 3.00%, 7/20/46	866
857,088	G2 MA3936 30YR, 3.00%, 9/20/46	827
577,076	G2 MA4003 30YR, 3.00%, 10/20/46	555
725,056	G2 MA4069 30YR, 3.50%, 11/20/46	711
856,167	G2 MA4195 30YR, 3.00%, 1/20/47	824
545,650	G2 MA4197 30YR, 4.00%, 1/20/47	553
837,169	G2 MA4262 30YR, 3.50%, 2/20/47	828
1,005,690	G2 MA4321 30YR, 3.50%, 3/20/47	994
617,310	G2 MA4322 30YR, 4.00%, 3/20/47	626
452,104	G2 MA4510 30YR, 3.50%, 6/20/47	447
977,471	G2 MA4719 30YR, 3.50%, 9/20/47	970
479,419	G2 MA4721 30YR, 4.50%, 9/20/47	500
1,080,310	G2 MA4962 30YR, 3.50%, 1/20/48	1,068
418,462	G2 MA5816 30YR, 3.50%, 3/20/49	411
1,618,394	G2 MA6818 30YR, 2.00%, 8/20/50	1,479
1,890,113	G2 MA7051 30YR, 2.00%, 12/20/50	1,724
2,021,891	G2 MA7471 30YR, 2.00%, 7/20/51	1,842
1,575,135	G2 MA7472 30YR, 2.50%, 7/20/51	1,466
859,493	G2 MA7533 30YR, 2.00%, 8/20/51	785
912,088	G2 MA7535 30YR, 3.00%, 8/20/51	873
10,580,000	G2SF 30YR TBA, 2.00%, (b)	9,598
18,500,000	G2SF 30YR TBA, 2.50%, (b)	17,167
1,150,000	G2SF 30YR TBA, 3.50%, (b)	1,125
214,137	GN 366983 30YR, 4.00%, 6/15/41	222
542,779	GN 455989, 5.00%, 7/15/26	540
89,828	GN 558954, 5.25%, 5/15/29	92
396,679	GN 558956, 4.50%, 6/15/29	408
158,507	GN 605099 30YR, 5.50%, 3/15/34	173
353,304	GN 616826 30YR, 5.50%, 1/15/35	384
764,422	GN 710868 30YR, 5.50%, 9/15/39	837
299,701	GN 728153, 5.50%, 10/15/29	320
113,487	GN 728159, 5.25%, 11/15/29	118
127,669	GN 781636 30YR, 5.50%, 7/15/33	140
153,273	GN 781810 30YR, 5.50%, 10/15/34	168
183,013	GN 781811 30YR, 5.00%, 10/15/34	191
779,229	GN 784370 30YR, 4.00%, 7/15/45	803
1,095,419	GN 785986 30YR, 3.00%, 10/15/51	1,046

Principal or Shares	Security Description	Value (000)
379,464	GNR AF 2012-18, (1 mo. LIBOR USD + 0.300%), 0.89%, 2/20/38 (a)	$380
396,352	GNR AF 2017-68, (1 mo. LIBOR USD + 0.350%), 0.81%, 5/20/47 (a)	396
75,717	GNR AH 2015-159, 2.50%, 5/20/43	75
880,119	GNR F 2004-56, (1 mo. LIBOR USD + 0.400%), 0.99%, 6/20/33 (a)	882
206,524	GNR FA 2001-35, (1 mo. LIBOR USD + 0.250%), 0.84%, 8/16/31 (a)	207
77,586	GNR FA 2002-13, (1 mo. LIBOR USD + 0.500%), 1.09%, 2/16/32 (a)	78
110,748	GNR FA 2002-72, (1 mo. LIBOR USD + 0.400%), 0.99%, 10/20/32 (a)	111
50,944	GNR FB 2002-72, (1 mo. LIBOR USD + 0.400%), 0.99%, 10/20/32 (a)	51
253,042	GNR FB 2007-76, (1 mo. LIBOR USD + 0.500%), 1.09%, 11/20/37 (a)	254
707,280	GNR FB 2008-11, (1 mo. LIBOR USD + 0.600%), 1.19%, 2/20/38 (a)	713
447,141	GNR FC 2003-71, (1 mo. LIBOR USD + 0.500%), 1.09%, 7/20/33 (a)	449
596,969	GNR FC 2007-54, (1 mo. LIBOR USD + 0.260%), 0.85%, 9/20/37 (a)	597
1,131,037	GNR FC 2018-91, (1 mo. LIBOR USD + 0.300%), 0.76%, 7/20/48 (a)	1,127
458,204	GNR FE 2002-72, (1 mo. LIBOR USD + 0.400%), 0.99%, 10/20/32 (a)	458
422,445	GNR FG 2004-86, (1 mo. LIBOR USD + 0.400%), 0.99%, 7/20/34 (a)	424
663,530	GNR FH 2004-59, (1 mo. LIBOR USD + 0.250%), 0.84%, 8/16/34 (a)	662
206,857	GNR FH 2008-2, (1 mo. LIBOR USD + 0.450%), 1.04%, 1/20/38 (a)	207
774,412	GNR FJ 2019-6, (1 mo. LIBOR USD + 0.400%), 0.99%, 1/20/49 (a)	774
967,775	GNR FK 2006-60, (1 mo. LIBOR USD + 0.200%), 0.79%, 11/20/36 (a)	967
358,665	GNR LF 2011-153, (1 mo. LIBOR USD + 0.250%), 0.84%, 7/16/41 (a)	357
4,784,956	GNR ST 2014-79, 1.22%, 7/20/29 (c)	15
815,468	GNR UF 2008-67, (1 mo. LIBOR USD + 0.450%), 1.04%, 6/20/38 (a)	818
Total Mortgage Backed (Cost - $115,787)		109,309
Investment Company (1%)
933,558	Payden Cash Reserves Money Market Fund *
	(Cost - $934)	934
Total Investments (Cost - $116,721) (135%)		110,243
Liabilities in excess of Other Assets (-35%)		(28,803)
Net Assets (100%)		$81,440

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(b)	Security was purchased on a delayed delivery basis.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See notes to financial statements.

26   Payden Mutual Funds

                Payden Core  Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	31%
Mortgage Backed	26%
U.S. Treasury	23%
Asset Backed	8%
Foreign Government	5%
Other	7%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (8%)
2,600,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 1.75%, 6/15/36 (a)(b)	$2,567
2,760,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.650%), 3.20%, 6/15/36 (a)(b)	2,730
3,000,000	Anchorage Capital CLO 9 Ltd. 2016-9A 144A, (3 mo. LIBOR USD + 3.600%), 4.64%, 7/15/32 (a)(b)	2,989
1,218,300	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,142
3,065,000	Atrium XII 12A 144A, (3 mo. LIBOR USD + 2.800%), 3.94%, 4/22/27 (a)(b)	2,970
5,500,000	BlueMountain EUR CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/34 EUR (a)(b)(c)	5,606
3,200,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 3.40%, 10/20/33 EUR (a)(b)(c)	3,327
2,760,631	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	2,640
3,225,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	2,389
4,625,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	4,242
3,635,250	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	3,443
4,357,484	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,290
4,000,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 3.50%, 4/15/34 EUR (a)(b)(c)	4,073
2,178,420	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,653
416,549	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	407
2,000,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 2.000%), 3.04%, 4/19/33 (a)(b)	1,984
3,100,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 1.03%, 4/15/34 EUR (a)(b)(c)	3,242
3,500,000	North Westerly V Leveraged Loan Strategies CLO DAC V-A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 7/20/34 EUR (a)(b)(c)	3,596
550,000	North Westerly VII ESG CLO DAC VII-A 144A, (3 mo. EURIBOR + 2.950%), 2.95%, 5/15/34 EUR (a)(b)(c)	565

Principal or Shares	Security Description	Value (000)

5,100,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 3.49%, 4/17/30 (a)(b)	$5,042
3,000,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.150%), 3.15%, 4/15/34 EUR (a)(b)(c)	3,097
3,550,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 2.070%), 2.07%, 4/15/35 EUR (a)(b)(c)	3,628
2,277,575	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	2,083
2,237,979	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	2,189
4,000,000	Sound Point Euro CLO V Funding DAC 5A 144A, (3 mo. EURIBOR + 3.300%), 3.30%, 7/25/35 EUR (a)(b)(c)	4,104
5,100,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 3.43%, 1/23/32 (a)(b)	5,053
5,000,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 3/15/38 (a)(b)	4,965
3,448,938	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	3,125
Total Asset Backed (Cost - $94,703)		88,141

Bank Loans(d) (2%)
3,907,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 10.02%, 11/01/25	4,183
1,934,731	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 6-Month + 2.750%), 3.76%, 2/05/25	1,920
3,683,631	Numericable U.S. LLC Term Loan B11 1L, (LIBOR USD 3-Month + 2.750%), 3.99%, 7/31/25	3,624
1,596,000	Southwestern Energy Co. Term Loan B 1L, (LIBOR USD 3-Month + 1.500%), 3.30%, 6/22/27	1,597
3,095,691	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.79%, 9/22/28	3,091
2,995,172	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.26%, 2/05/27	2,953
4,488,750	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 8/03/28	4,446
Total Bank Loans (Cost - $21,697)		21,814

Corporate Bond (33%)

Financial (14%)
4,500,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	4,468

Semi-Annual Report    27

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,675,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$1,395
4,000,000	Ally Financial Inc., 1.45%, 10/02/23	3,890
1,700,000	American Campus Communities Operating Partnership LP, 2.25%, 1/15/29	1,582
4,350,000	American Tower Corp., 2.30%, 9/15/31	3,545
2,400,000	AmFam Holdings Inc. 144A, 3.83%, 3/11/51 (a)	2,004
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,450
4,000,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	3,981
3,325,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(f)	2,985
2,200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	1,938
3,600,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	3,250
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	5,056
2,800,000	Bank of Nova Scotia, 1.30%, 6/11/25	2,600
2,330,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	2,132
4,975,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.337%), 2.36%, 7/29/32 (b)	4,009
2,675,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(f)	2,709
4,830,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	3,903
5,170,000	Citigroup Inc. W, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.597%), 4.00% (b)(f)	4,705
5,750,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (a)	5,401
3,750,000	CubeSmart LP, 2.00%, 2/15/31	3,093
2,250,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.219%), 2.31%, 11/16/27 (b)	1,992
2,670,000	Equinix Inc., 1.80%, 7/15/27	2,355
3,550,000	Equinix Inc., 2.50%, 5/15/31	2,986
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,575
1,340,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,342
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 1.74%, 2/15/23 (b)	2,534
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,363
2,500,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	2,405
3,850,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	3,492
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	1,002
1,315,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,297
4,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	3,530
3,100,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	2,966
4,000,000	JAB Holdings BV 144A, 2.20%, 11/23/30 (a)	3,323
6,325,000	Life Storage LP, 2.20%, 10/15/30	5,307
4,850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	4,011
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	2,351
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,624

Principal or Shares	Security Description	Value (000)
6,180,000	Mitsubishi UFJ Financial Group Inc., 3.20%, 7/18/29	$5,691
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.628%), 4.43%, 1/23/30 (b)	3,966
6,525,000	Nationwide Building Society 144A, 1.50%, 10/13/26 (a)	5,855
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	1,867
2,100,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	2,276
1,895,000	OneMain Finance Corp., 8.88%, 6/01/25	1,990
3,230,000	Owl Rock Capital Corp., 5.25%, 4/15/24	3,270
2,100,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,017
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	2,103
2,475,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	2,047
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (a)	2,383
4,470,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	4,463
3,575,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	2,960
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,740
1,900,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.100%), 2.39%, 6/02/28 (b)	1,731

		155,910

Industrial (12%)
1,480,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	1,352
2,000,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	1,864
1,950,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	1,779
3,004,600	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	2,714
4,810,000	AT&T Inc., 4.35%, 3/01/29	4,861
718,000	AT&T Inc., 2.55%, 12/01/33	597
2,000,000	AT&T Inc., 3.50%, 9/15/53	1,569
3,300,000	Bell Canada US-5, 2.15%, 2/15/32	2,745
4,850,000	Boeing Co., 2.20%, 2/04/26	4,429
1,068,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	864
3,680,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (a)	3,444
1,920,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	1,826
4,050,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	3,034
3,205,000	Cigna Corp., 4.80%, 8/15/38	3,203
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 2.18%, 5/04/23 (a)(b)	3,290
1,165,000	Dignity Health, 4.50%, 11/01/42	1,123
3,425,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (b)(e)(f)	3,482
962,000	General Electric Co., 6.75%, 3/15/32	1,125
5,500,000	General Motors Financial Co. Inc., 2.35%, 1/08/31	4,449
3,475,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a)(g)	2,857
5,540,000	HCA Inc., 5.00%, 3/15/24	5,673

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,700,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	$2,331
2,300,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	2,303
3,000,000	Lennar Corp., 4.75%, 11/29/27	3,011
3,825,000	Lowe’s Cos. Inc., 1.70%, 9/15/28	3,347
3,375,000	Magallanes Inc. 144A, 5.14%, 3/15/52 (a)	3,015
3,000,000	Mauser Packaging Solutions Holding Co., 4.75%, 4/15/24 EUR (c)(e)	3,111
2,350,000	Mozart Debt Merger Sub Inc. 144A, 3.88%, 4/01/29 (a)	2,057
5,150,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	4,837
1,045,000	Northwell Healthcare Inc., 6.15%, 11/01/43	1,247
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,355
5,015,000	Orange SA, 9.00%, 3/01/31	6,615
4,200,000	Organon & Co./Organon Foreign Debt Co-Issuer BV 144A, 5.13%, 4/30/31 (a)	3,802
3,120,000	TELUS Corp., 3.40%, 5/13/32	2,861
3,555,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	3,054
4,820,000	Toledo Hospital, 6.02%, 11/15/48	5,080
2,020,000	Total Play Telecomunicaciones SA de CV 144A, 6.38%, 9/20/28 (a)	1,685
4,050,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	4,058
4,200,000	Verizon Communications Inc., 3.88%, 3/01/52	3,666
3,400,000	VMware Inc., 2.20%, 8/15/31	2,770
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	2,393
5,500,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	5,569
3,740,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	3,315
		127,762
Utility (7%)
2,345,535	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	2,440
3,590,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	3,094
3,800,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	3,387
878,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	879
4,000,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	3,947
4,675,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	3,955
2,125,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(e)	1,981
3,511,919	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	3,055
217,410	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	208
748,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	675
2,650,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	2,623
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	2,152
3,750,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)(g)	3,670
1,980,000	Leviathan Bond Ltd. 144A, 6.13%, 6/30/25 (a)(e)	1,973
1,870,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(e)(g)	1,849
3,925,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	3,834
2,850,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	2,848

Principal or Shares	Security Description	Value (000)
2,400,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	$2,247
2,810,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	2,478
2,420,000	Petroleos Mexicanos, 6.49%, 1/23/27	2,327
2,500,000	Petroleos Mexicanos, 5.95%, 1/28/31	2,108
3,000,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (b)(f)	2,527
1,983,000	Southwestern Energy Co., 8.38%, 9/15/28	2,146
6,425,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	6,225
3,000,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	2,347
1,430,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,290
4,000,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	3,165
2,650,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	2,590
3,000,000	Vistra Operations Co. LLC 144A, 3.70%, 1/30/27 (a)	2,814
2,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	2,019
		76,853
Total Corporate Bond (Cost - $393,433)		360,525
Foreign Government (5%)
900,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	738
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	3,707
2,550,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	2,393
3,150,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	2,653
3,100,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	2,330
56,040,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (c)	2,666
8,576,000	Mexico Government International Bond, 3.50%, 2/12/34	7,268
3,700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	3,181
3,200,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	2,336
4,450,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	3,327
192,800,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	10,937
2,825,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	2,305
4,650,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	3,595
5,950,000	Saudi Government International Bond 144A, 2.25%, 2/02/33 (a)	5,172
Total Foreign Government (Cost - $63,082)		52,608
Mortgage Backed (27%)
4,125,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 9/15/36 (a)(b)	3,982
2,000,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 2.36%, 6/15/38 (a)(b)	1,942

Semi-Annual Report    29

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
2,978,261	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 2.05%, 6/15/34 (a)(b)	$2,915
1,508,311	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	1,487
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.92%, 11/25/39 (a)(b)	4,210
4,300,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 2.34%, 4/25/34 (a)(b)	4,235
1,687,533	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.92%, 9/25/28 (b)	1,933
1,732,585	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.92%, 1/25/29 (b)	1,865
498,124	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 11.42%, 1/25/29 (b)	544
3,090,439	Fannie Mae-Aces 2018-M13, 3.87%, 9/25/30 (h)	3,159
1,924,214	FG G60037 30YR, 3.00%, 10/01/43	1,857
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates KG01, 2.94%, 4/25/29	1,601
828,190	FN 254766 30YR, 5.00%, 6/01/33	882
408,932	FN 725027 30YR, 5.00%, 11/01/33	436
797,749	FN 725423 30YR, 5.50%, 5/01/34	849
755,896	FN 725424 30YR, 5.50%, 4/01/34	805
641,318	FN 995023 30YR, 5.50%, 8/01/37	683
630,937	FN 995203 30YR, 5.00%, 7/01/35	660
564,295	FN AH3394 30YR, 4.00%, 1/01/41	570
542,862	FN AJ7689 30YR, 4.00%, 12/01/41	549
3,522,370	FN AL9373 15YR, 2.50%, 10/01/31	3,454
1,923,355	FN AS4168 30YR, 4.00%, 12/01/44	1,943
1,070,221	FN AS7170 30YR, 3.50%, 5/01/46	1,050
2,742,827	FN AS8305 30YR, 3.00%, 11/01/46	2,630
1,665,265	FN AS8710 15YR, 2.50%, 2/01/32	1,634
1,836,865	FN AY4200 30YR, 3.00%, 5/01/45	1,761
373,094	FN AZ3791 30YR, 3.00%, 3/01/46	357
1,874,589	FN AZ7336 30YR, 3.50%, 11/01/45	1,849
2,787,013	FN BC1520 30YR, 3.50%, 8/01/46	2,748
757,521	FN BC2521 30YR, 3.50%, 1/01/46	755
2,735,553	FN BJ3691 30YR, 4.00%, 3/01/48	2,757
316,504	FN BK4740 30YR, 4.00%, 8/01/48	316
272,019	FN BM2007 30YR, 4.00%, 9/01/48	272
2,045,995	FN BP6345 30YR, 3.00%, 6/01/50	1,939
6,879,934	FN BU0141 30YR, 2.00%, 10/01/51	6,081
4,674,423	FN BV3216 30YR, 2.50%, 2/01/52	4,272
2,884,329	FN CA0858 30YR, 3.50%, 12/01/47	2,816
1,524,011	FN CA3666 30YR, 4.00%, 6/01/49	1,545
3,356,703	FN CA6314 30YR, 3.00%, 7/01/50	3,183
2,718,775	FN CA6739 30YR, 3.00%, 8/01/50	2,576
3,132,088	FN CA8023 30YR, 2.50%, 12/01/50	2,865
7,031,798	FN CB2542 30YR, 2.50%, 1/01/52	6,427
1,049,292	FN FM1155 15YR, 2.50%, 6/01/32	1,030
2,950,856	FN FM1717 30YR, 3.50%, 12/01/45	2,918
2,823,296	FN FM2897 30YR, 3.00%, 2/01/48	2,708
2,614,603	FN FM3162 30YR, 3.00%, 11/01/46	2,519
3,339,727	FN FM3936 15YR, 2.50%, 8/01/35	3,277
1,950,717	FN FM4754 30YR, 3.50%, 7/01/47	1,929
604,156	FN FM4990 30YR, 5.00%, 7/01/47	639
2,425,028	FN FM5940 30YR, 2.00%, 2/01/51	2,148
1,122,100	FN FM6651 30YR, 3.00%, 9/01/47	1,076

Principal or Shares	Security Description	Value (000)
2,725,710	FN FM7194 30YR, 2.50%, 3/01/51	$2,494
2,985,209	FN FM7494 30YR, 3.00%, 6/01/51	2,826
6,520,193	FN FM9218 30YR, 2.00%, 10/01/51	5,763
1,157,830	FN FM9750 30YR, 3.00%, 4/01/48	1,116
7,030,338	FN FS0287 30YR, 2.00%, 1/01/52	6,220
7,021,833	FN FS0349 30YR, 2.00%, 1/01/52	6,212
223,343	FN MA2671 30YR, 3.50%, 7/01/46	220
190,449	FN MA2929 30YR, 3.50%, 3/01/47	187
424,480	FN MA3238 30YR, 3.50%, 1/01/48	416
6,467,528	FN MA4437 30YR, 2.00%, 10/01/51	5,717
6,060,000	FNCL, 2.00%, 30YR TBA (i)	5,346
5,210,000	FNCL, 2.50%, 30YR TBA (i)	4,753
12,790,000	FNCL, 3.00%, 30YR TBA (i)	12,062
13,610,000	FNCL, 3.50%, 30YR TBA (i)	13,203
7,760,000	FNCL, 4.00%, 30YR TBA (i)	7,694
1,547,924	FR QN1106 15YR, 3.00%, 12/01/34	1,532
5,705,798	FR RA4531 30YR, 2.50%, 2/01/51	5,220
7,754,927	FR RA6528 30YR, 2.50%, 2/01/52	7,088
5,789,115	FR SB8509 15YR, 2.00%, 1/01/36	5,435
558,650	FR SD0666 30YR, 2.50%, 8/01/51	511
5,250,620	FR SD0674 30YR, 2.50%, 9/01/51	4,800
7,329,284	FR SD0729 30YR, 2.00%, 10/01/51	6,485
7,013,107	FR SD7537 30YR, 2.00%, 3/01/51	6,209
578,831	FR SD8064 30YR, 4.00%, 5/01/50	580
619,367	FR ZA4718 30YR, 3.00%, 10/01/46	594
3,055,693	FR ZT0534 30YR, 3.50%, 12/01/47	3,008
3,696,008	FR ZT1416 15YR, 3.00%, 7/01/33	3,661
1,329,799	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 9/25/49 (a)(b)	1,328
5,830,000	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.54%, 8/25/33 (a)(b)	5,727
44,223	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.650%), 0.94%, 1/25/34 (a)(b)	44
1,601,398	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 3.09%, 10/25/50 (a)(b)	1,614
192,453	Freddie Mac STACR REMIC Trust 2020-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.900%), 1.19%, 12/25/50 (a)(b)	192
5,250,000	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.800%), 2.09%, 1/25/51 (a)(b)	5,145
761,441	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.32%, 1/25/49 (a)(b)	769
2,960,768	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 2.07%, 2/25/49 (a)(b)	2,924
647,494	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 4/25/49 (a)(b)	651
1,680,019	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 11.92%, 12/25/28 (b)	1,888
1,236,959	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1, (1 mo. LIBOR USD + 10.000%), 10.67%, 7/25/29 (b)	1,247

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (b)	$1,203
1,975,504	G2 4853 30YR, 4.00%, 11/20/40	2,022
1,182,085	G2 5115 30YR, 4.50%, 7/20/41	1,242
703,096	G2 5139 30YR, 4.00%, 8/20/41	720
52,691	G2 5140 30YR, 4.50%, 8/20/41	55
1,050,071	G2 5174 30YR, 4.00%, 9/20/41	1,075
741,944	G2 5175 30YR, 4.50%, 9/20/41	780
246,991	G2 5233 30YR, 4.00%, 11/20/41	253
4,414,805	G2 785219 30YR, 2.00%, 12/20/50	3,955
602,594	G2 MA2522 30YR, 4.00%, 1/20/45	611
1,498,875	G2 MA3663 30YR, 3.50%, 5/20/46	1,488
4,281,451	G2 MA3802 30YR, 3.00%, 7/20/46	4,120
345,566	G2 MA4126 30YR, 3.00%, 12/20/46	332
1,571,070	G2 MA4510 30YR, 3.50%, 6/20/47	1,552
182,445	G2 MA5265 30YR, 4.50%, 6/20/48	188
2,608,383	G2 MA6930 30YR, 2.00%, 10/20/50	2,383
7,514,322	G2 MA7472 30YR, 2.50%, 7/20/51	6,992
492,786	G2 MA7766 30YR, 2.00%, 12/20/51	450
3,100,000	G2SF, 3.00%, 30YR TBA (i)	2,955
2,080,000	G2SF, 4.00%, 30YR TBA (i)	2,077
2,795,790	GN 783716 30YR, 3.00%, 2/15/43	2,690
705,917	GN 784182 30YR, 4.50%, 8/15/46	746
3,385,839	GN 785986 30YR, 3.00%, 10/15/51	3,232
401,638	GN AA5452 30YR, 3.50%, 7/15/42	399
500,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.54%, 1/25/34 (a)(b)	497
3,000,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.89%, 1/25/34 (a)(b)	2,951
633,364	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(h)	613
8,075	Landmark Mortgage Securities No 1 PLC 1, (3 mo. LIBOR GBP + 0.220%), 1.26%, 6/17/38 GBP (b)(c)(e)	10
1,164,780	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 1.90%, 8/17/33 EUR (a)(b)(c)	1,216
1,200,000	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.964%), 3.47%, 7/15/35 (a)(b)	1,203
14,819,142	Morgan Stanley Capital I Trust 2018-H3, 0.99%, 7/15/51 (h)	528
208,076	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(h)	200
395,474	New Residential Mortgage Loan Trust 2014-3A 144A, 3.75%, 11/25/54 (a)(h)	389
1,128,323	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.92%, 2/25/47 (a)(b)	1,123
3,325,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 3.07%, 2/25/47 (a)(b)	3,316
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 11.17%, 2/25/47 (a)(b)	1,417
Total Mortgage Backed (Cost - $319,632)		302,502
Municipal (3%)
3,900,000	California Health Facilities Financing Authority, 2.86%, 6/01/31	3,487
1,150,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(j)	29
970,000	City of Portland OR C, 7.70%, 6/01/22	975
3,625,000	City of San Francisco CA Public Utilities Commission Water Revenue E, 2.83%, 11/01/41	2,882

Principal or Shares	Security Description	Value (000)
2,565,000	Compton Community College District B, 3.46%, 8/01/38	$2,230
3,285,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34	2,829
5,265,000	Los Angeles Community College District, 1.17%, 8/01/26	4,823
4,680,000	New York State Dormitory Authority C, 1.54%, 3/15/27	4,234
3,000,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	2,580
4,000,000	State of California, 3.38%, 4/01/25	4,016
1,495,000	State of California, 7.55%, 4/01/39	2,057
365,000	University of California J, 3.26%, 5/15/24	368
Total Municipal (Cost - $34,277)		30,510
U.S. Treasury (25%)
7,120,000	U.S. Treasury Bill, 0.15%, 5/05/22 (k)	7,120
16,900,000	U.S. Treasury Bill, 0.50%, 6/30/22 (k)	16,881
32,899,000	U.S. Treasury Bond, 2.50%, 2/15/46	29,202
15,410,000	U.S. Treasury Bond, 3.00%, 2/15/49 (l)(m)	15,296
26,859,000	U.S. Treasury Bond, 2.38%, 11/15/49	23,634
14,295,000	U.S. Treasury Bond, 2.00%, 2/15/50	11,544
21,870,000	U.S. Treasury Bond, 1.88%, 2/15/51	17,147
22,970,000	U.S. Treasury Bond, 2.38%, 5/15/51	20,230
9,660,000	U.S. Treasury Bond, 2.00%, 8/15/51	7,807
3,210,000	U.S. Treasury Bond, 1.88%, 11/15/51	2,519
2,040,000	U.S. Treasury Note, 0.25%, 8/31/25	1,867
15,537,000	U.S. Treasury Note, 0.38%, 1/31/26	14,124
18,320,000	U.S. Treasury Note, 0.63%, 7/31/26	16,618
2,674,000	U.S. Treasury Note, 1.13%, 10/31/26	2,468
22,400,000	U.S. Treasury Note, 2.75%, 4/30/27	22,209
41,780,000	U.S. Treasury Note, 1.38%, 11/15/31	36,489
28,701,000	U.S. Treasury Note, 1.88%, 2/15/32	26,212
Total U.S. Treasury (Cost - $311,214)		271,367
Investment Company (2%)
24,800,111	Payden Cash Reserves Money Market Fund *	24,800
	(Cost - $24,800)
Total Investments (Cost - $1,262,838) (105%)		1,152,267
Liabilities in excess of Other Assets (-5%)		(51,019)
Net Assets (100%)		$1,101,248

Semi-Annual Report    31

        Payden Core Bond Fund continued

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $2,821 and the total market value of the collateral held by the Fund is $2,942. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security was purchased on a delayed delivery basis.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Yield to maturity at time of purchase.
(l)	All or a portion of the security is pledged to cover futures contract margin requirements.
(m)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 12,643	ZAR 186,000	Citibank, N.A.	07/19/2022	$968
USD 48,620	EUR 43,937	Citibank, N.A.	09/15/2022	1,888
USD 3,188	MXN 64,100	HSBC Bank USA, N.A.	07/19/2022	96
USD 11,908	CAD 15,246	HSBC Bank USA, N.A.	09/15/2022	46

				2,998

Liabilities:
IDR 88,027,000	USD 6,133	Citibank, N.A.	07/12/2022	(88)
SGD 8,200	USD 6,039	Citibank, N.A.	07/12/2022	(110)

				(198)

Net Unrealized Appreciation (Depreciation)				$2,800

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	116	Jun-22	$16,320	$(1,618)	$(1,618)
U.S. Treasury 10-Year Note Future	190	Jun-22	22,640	(1,414)	(1,414)
U.S. Treasury 2-Year Note Future	584	Jun-22	123,115	(2,157)	(2,157)
U.S. Treasury 5-Year Note Future	533	Jun-22	60,054	(2,712)	(2,712)

					(7,901)

Short Contracts:
U.S. 10-Year Ultra Future	853	Jun-22	(110,037)	9,000	9,000
U.S. Ultra Bond Future	119	Jun-22	(19,092)	2,622	2,622

					11,622

Total Futures					$3,721

32   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
10-Year Interest Rate Swap, Pay Fixed 1.2975% Semi- Annually, Receive Variable 0.30886% (3-Month USD LIBOR) Quarterly	08/02/2031	$20,008	$2,687	$—	$2,687

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap, Receive Fixed 2.5825% at Maturity, Pay Variable (Change in CPI) at Maturity	08/02/2031	$17,363	$(1,682)	$—	$(1,682)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,821
Non-cash Collateral[2]	(2,821)

Net Amount	$—

1	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
2	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    33

                Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Financial Services	15%
Banking	13%
Energy	8%
Telecommunications	7%
Basic Industry	7%
Other	50%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (4%)
2,300,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 1.080%), 2.12%, 7/15/32 (a)(b)	$2,281
1,400,000	CIFC Funding Ltd. 2021-4A 144A, (3 mo. LIBOR USD + 2.900%), 3.94%, 7/15/33 (a)(b)	1,389
891,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (a)	802
2,000,000	HERA Commercial Mortgage Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.950%), 2.50%, 2/18/38 (a)(b)	1,935
2,000,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 1.97%, 2/17/39 (a)(b)	1,958
1,900,000	Planet Fitness Master Issuer LLC 2022-1A 144A, 3.25%, 12/05/51 (a)	1,775
1,609,333	Textainer Marine Containers Ltd. 2021-3A 144A, 1.94%, 8/20/46 (a)	1,430
2,350,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 4.29%, 2/15/52 (a)	2,245
1,513,563	Zaxby’s Funding LLC 2021-1A, 144A, 3.24%, 7/30/51 (a)	1,371

Total Asset Backed (Cost - $15,963)		15,186

Bank Loans(c) (1%)
1,000,000	Air Canada Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 4.25%, 8/11/28	992
978,875	DIRECTV Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 5.000%), 5.76%, 2/27/27	976
648,375	Southwestern Energy Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 3.30%, 6/22/27	649

Total Bank Loans (Cost - $2,606)		2,617

Corporate Bond (93%)
Automotive (6%)
1,285,000	Daimler Trucks Finance North America LLC 144A, 2.38%, 12/14/28 (a)	1,134
3,250,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	3,022
1,800,000	Ford Motor Credit Co. LLC, 2.90%, 2/16/28	1,546
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,021
1,025,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,027
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	594
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	394
1,200,000	General Motors Co., 6.75%, 4/01/46	1,300
1,700,000	Hyundai Capital America 144A, 1.80%, 10/15/25 (a)	1,569
1,755,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	1,515

Principal or Shares	Security Description	Value (000)

950,000	Kia Corp. 144A, 1.75%, 10/16/26 (a)	$866
3,275,000	Nissan Motor Co. Ltd. 144A, 4.35%, 9/17/27 (a)	3,125
2,300,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	2,160
1,150,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	952
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	1,726
1,815,000	ZF North America Capital Inc. 144A, 4.75%, 4/29/25 (a)	1,777

		23,728

Banking (13%)
2,325,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	2,099
1,800,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25 (b)	1,735
3,085,000	Bank of America Corp. N, (U.S. Secured Overnight Financing Rate + 1.220%), 2.65%, 3/11/32 (b)	2,646
1,550,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.560%), 2.97%, 7/21/52 (b)	1,150
1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25 (b)	1,586
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	947
2,100,000	Bank of America Corp., 4.00%, 1/22/25	2,101
2,600,000	Bank of Montreal, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.400%), 3.09%, 1/10/37 (b)	2,189
1,150,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.050%), 2.28%, 11/24/27 (b)	1,036
1,550,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (a)	1,436
830,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.280%), 3.07%, 2/24/28 (b)	781
1,030,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	1,096
1,300,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.248%), 2.38%, 7/21/32 (b)	1,076
2,300,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	2,002
2,750,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.264%), 2.65%, 10/21/32 (b)	2,322
1,650,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (b)	1,444
1,115,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,100
775,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (a)(b)	643

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,050,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.180%), 2.55%, 11/08/32 (b)	$1,738
915,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.460%), 3.11%, 4/22/41 (b)	735
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.440%), 3.11%, 4/22/51 (b)	702
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	978
1,300,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.858%), 1.51%, 7/20/27 (b)	1,159
910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	859
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	1,946
830,000	Morgan Stanley, 5.00%, 11/24/25	853
2,400,000	National Australia Bank Ltd. 144A, 2.99%, 5/21/31 (a)	2,053
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	428
735,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	714
2,450,000	UBS Group AG 144A, (3 mo. LIBOR USD + 1.468%), 3.13%, 8/13/30 (a)(b)	2,232
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,048
3,500,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.500%), 3.35%, 3/02/33 (b)	3,184
4,600,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 3.53%, 3/24/28 (b)	4,421

		50,439

Basic Industry (7%)
1,425,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	1,330
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,118
935,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	946
1,725,000	Berry Global Inc. 144A, 4.88%, 7/15/26 (a)	1,716
4,065,000	Boeing Co., 2.20%, 2/04/26	3,712
1,250,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	1,167
2,225,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	2,028
585,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	555
2,200,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	2,229
1,543,000	General Electric Co., 6.75%, 3/15/32	1,805
1,825,000	Glencore Funding LLC 144A, 1.63%, 9/01/25 (a)	1,680
900,000	International Flavors & Fragrances Inc. 144A, 3.47%, 12/01/50 (a)	698
1,350,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	1,073
5,900,000	Lockheed Martin Corp., 3.90%, 6/15/32	5,861
785,000	Nature Conservancy A, 3.96%, 3/01/52	743
900,000	OCP SA 144A, 3.75%, 6/23/31 (a)	764
600,000	Raytheon Technologies Corp., 4.63%, 11/16/48	613

		28,038

Consumer Goods (3%)
1,360,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	1,147
2,000,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., 4.90%, 2/01/46	1,974
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	989
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,227
1,320,000	Coca-Cola Co., 2.60%, 6/01/50	1,001

Principal or Shares	Security Description	Value (000)
1,150,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (a)	$1,005
195,000	Land O’ Lakes Inc. 144A, 6.00%, 11/15/22 (a)	197
2,165,000	Land O’ Lakes Inc. 144A, 7.00% (a)(d)	2,212
2,215,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	1,844
1,850,000	NIKE Inc., 3.38%, 3/27/50	1,630

		13,226

Energy (8%)
1,745,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	1,923
1,000,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,137
1,600,000	Cenovus Energy Inc., 6.80%, 9/15/37	1,819
1,350,000	Centennial Resource Production LLC 144A, 5.38%, 1/15/26 (a)	1,321
1,825,000	Continental Resources Inc. 144A, 2.27%, 11/15/26 (a)	1,669
630,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	622
1,300,000	Devon Energy Corp., 5.60%, 7/15/41	1,355
1,800,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	1,797
1,750,000	Eastern Gas Transmission & Storage Inc. 144A, 3.00%, 11/15/29 (a)	1,597
1,200,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,506
1,200,000	Energy Transfer LP, 5.40%, 10/01/47	1,105
2,500,000	Energy Transfer LP, 5.50%, 6/01/27	2,592
1,000,000	Hess Corp., 7.30%, 8/15/31	1,158
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	824
1,130,000	Lundin Energy Finance BV 144A, 3.10%,
	7/15/31 (a)	986
1,525,000	MPLX LP, 5.20%, 12/01/47	1,438
2,000,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	1,954
410,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 4.13%, 2/15/28 (a)	387
1,100,000	PDC Energy Inc., 5.75%, 5/15/26	1,072
815,000	Southwestern Energy Co., 4.75%, 2/01/32	772
575,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	562
1,700,000	Williams Cos. Inc., 3.75%, 6/15/27	1,660
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	2,851

		32,107

Financial Services (16%)
925,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 4.13%, 7/03/23	924
410,000	Aircastle Ltd., 4.13%, 5/01/24	408
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,803
1,851,000	American Express Co., 8.15%, 3/19/38	2,559
1,690,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	1,467
1,950,000	Ares Capital Corp., 3.25%, 7/15/25	1,859
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	1,000
2,000,000	Australia & New Zealand Banking Group Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 2.57%, 11/25/35 (a)(b)	1,648
2,400,000	Banco Santander SA, 2.75%, 12/03/30	1,984
2,075,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	1,941
605,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	554
1,350,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 2.64%, 3/03/26 (b)	1,296
1,465,000	Charles Schwab Corp., 2.90%, 3/03/32	1,312

Semi-Annual Report    35

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
2,300,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (b)	$1,976
1,430,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (b)	1,250
2,500,000	Citigroup Inc., 4.45%, 9/29/27	2,484
3,775,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,631
1,700,000	Host Hotels & Resorts LP I, 3.50%, 9/15/30	1,531
1,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	908
1,820,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,808
1,150,000	Jane Street Group/JSG Finance Inc. 144A, 4.50%, 11/15/29 (a)	1,066
1,500,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.065%), 1.95%, 2/04/32 (b)	1,227
5,000,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.49%, 3/24/31 (b)	4,991
1,155,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	1,149
2,835,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	2,345
1,600,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.069%), 1.34%, 1/12/27 (a)(b)	1,422
620,000	Mastercard Inc., 3.85%, 3/26/50	586
1,025,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.020%), 1.93%, 4/28/32 (b)	827
1,700,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.200%), 2.51%, 10/20/32 (b)	1,431
2,020,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	1,941
2,205,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,118
1,300,000	PayPal Holdings Inc., 3.25%, 6/01/50	1,031
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	2,007
2,765,000	Rocket Mortgage LLC/Rocket Mortgage Co- Issuer Inc. 144A, 4.00%, 10/15/33 (a)	2,220
1,475,000	S&P Global Inc. 144A, 2.70%, 3/01/29 (a)	1,356
2,200,000	Westpac Banking Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%), 2.67%, 11/15/35 (b)	1,806

		59,866

Healthcare (7%)
2,160,000	AbbVie Inc., 2.95%, 11/21/26	2,070
920,000	AbbVie Inc., 4.25%, 11/21/49	844
3,120,000	Amgen Inc., 3.15%, 2/21/40	2,520
3,475,000	Baxter International Inc. 144A, 2.27%, 12/01/28 (a)	3,098
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	706
700,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	687
1,625,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	1,564
700,000	Cigna Corp., 4.13%, 11/15/25	708
895,000	Cigna Corp., 4.90%, 12/15/48	893
110,000	Dignity Health, 3.13%, 11/01/22	110
740,000	Dignity Health, 4.50%, 11/01/42	713
965,000	Gilead Sciences Inc., 2.80%, 10/01/50	694
550,000	Jazz Securities DAC 144A, 4.38%, 1/15/29 (a)	507
1,300,000	Merck & Co. Inc., 2.35%, 6/24/40	1,006
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	209

Principal or Shares	Security Description	Value (000)
955,000	PeaceHealth Obligated Group 2020, 1.38%, 11/15/25	$884
1,200,000	Perrigo Finance Unlimited Co., 3.90%, 6/15/30	1,079
1,620,000	Royalty Pharma PLC, 2.20%, 9/02/30	1,355
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	301
1,825,000	Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/09/29	1,659
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	851
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 1/31/25	1,522
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,292
1,820,000	Viatris Inc., 4.00%, 6/22/50	1,349

		27,621

Household Products (1%)
975,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.38%, 3/24/27 (a)	944
1,300,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.63%, 3/24/32 (a)	1,222
2,140,000	Procter & Gamble Co., 2.30%, 2/01/32 (e)	1,914

		4,080

Insurance (4%)
1,400,000	First American Financial Corp., 2.40%, 8/15/31	1,155
2,115,000	Jackson National Life Global Funding 144A, 2.65%, 6/21/24 (a)	2,076
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	736
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	2,486
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (a)	1,418
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	622
1,500,000	Nippon Life Insurance Co. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 2.90%, 9/16/51 (a)(b)	1,292
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,843
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	652
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	557
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	2,440

		15,277

Leisure (1%)
1,150,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,052
1,875,000	Magallanes Inc. 144A, 4.28%, 3/15/32 (a)	1,743
500,000	Mattel Inc. 144A, 3.38%, 4/01/26 (a)	487

		3,282

Media (3%)
1,820,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/01/41	1,332
3,860,000	Comcast Corp. 144A, 2.89%, 11/01/51 (a)	2,855
766,000	Comcast Corp., 6.50%, 11/15/35	922
1,760,000	Fox Corp., 5.58%, 1/25/49	1,827
575,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	496
1,450,000	Time Warner Cable LLC, 6.75%, 6/15/39	1,549

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,000,000	Walt Disney Co., 2.75%, 9/01/49	$1,500
475,000	Walt Disney Co., 9.50%, 7/15/24	538

		11,019

Real Estate (4%)
70,000	Healthpeak Properties Inc., 3.40%, 2/01/25	70
555,000	iStar Inc., 4.75%, 10/01/24	540
1,900,000	iStar Inc., 5.50%, 2/15/26	1,851
800,000	National Retail Properties Inc., 3.90%, 6/15/24	805
1,125,000	Ontario Teachers’ Cadillac Fairview Properties Trust 144A, 2.50%, 10/15/31 (a)	976
1,050,000	Physicians Realty LP, 2.63%, 11/01/31	884
800,000	Realty Income Corp., 4.60%, 2/06/24	816
900,000	SBA Communications Corp., 3.13%, 2/01/29	773
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,454
1,750,000	Starwood Property Trust Inc. 144A, 3.75%, 12/31/24 (a)	1,686
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	360
2,750,000	Ventas Realty LP, 4.88%, 4/15/49	2,720
2,325,000	VICI Properties LP, 4.95%, 2/15/30	2,311
770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	739
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	838

		16,823

Retail (2%)
1,250,000	Dick’s Sporting Goods Inc., 3.15%, 1/15/32 (e)	1,045
2,000,000	Home Depot Inc., 4.50%, 12/06/48	2,013
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,363
1,425,000	Nordstrom Inc., 4.25%, 8/01/31 (e)	1,210
1,940,000	Yum! Brands Inc., 3.63%, 3/15/31	1,670

		7,301

Service (2%)
2,185,000	American University 2019, 3.67%, 4/01/49	1,940
1,850,000	California Institute of Technology, 3.65%, 9/01/19	1,430
1,150,000	Ford Foundation 2020, 2.82%, 6/01/70	821
1,540,000	Georgetown University B, 4.32%, 4/01/49	1,461
1,180,000	President and Fellows of Harvard College, 2.52%, 10/15/50	906

		6,558

Technology (6%)
1,305,000	Apple Inc., 2.65%, 5/11/50	997
2,000,000	Apple Inc., 4.65%, 2/23/46	2,121
2,575,000	Autodesk Inc., 2.40%, 12/15/31	2,162
515,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	417
1,774,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (a)	1,660
1,400,000	Dell International LLC/EMC Corp., 4.90%, 10/01/26	1,431
207,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46	277
1,315,000	Microchip Technology Inc., 2.67%, 9/01/23	1,303
2,800,000	Microsoft Corp., 2.53%, 6/01/50	2,105
2,000,000	Oracle Corp., 6.50%, 4/15/38	2,184
975,000	Salesforce Inc., 2.90%, 7/15/51	765
1,045,000	Seagate HDD Cayman, 3.13%, 7/15/29	884
2,100,000	Skyworks Solutions Inc., 3.00%, 6/01/31	1,748
710,000	Take-Two Interactive Software Inc., 3.70%, 4/14/27	696
1,325,000	Take-Two Interactive Software Inc., 4.00%, 4/14/32	1,263
1,435,000	VMware Inc., 2.20%, 8/15/31	1,169
1,490,000	Western Digital Corp., 4.75%, 2/15/26	1,481

Principal or Shares	Security Description	Value (000)
1,725,000	Workday Inc., 3.80%, 4/01/32	$1,633

		24,296

Telecommunications (7%)
1,575,000	Alphabet Inc., 2.05%, 8/15/50	1,087
1,750,000	Amazon.com Inc., 3.10%, 5/12/51	1,444
3,359,000	AT&T Inc., 3.50%, 9/15/53	2,635
3,800,000	AT&T Inc., 3.65%, 9/15/59	2,938
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (a)	1,504
1,100,000	Cogent Communications Group Inc. 144A, 3.50%, 5/01/26 (a)	1,040
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	1,909
1,800,000	Juniper Networks Inc., 2.00%, 12/10/30	1,479
1,150,000	MercadoLibre Inc., 2.38%, 1/14/26	1,039
1,325,000	NBN Co. Ltd. 144A, 1.63%, 1/08/27 (a)	1,186
2,475,000	Orange SA, 9.00%, 3/01/31	3,264
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,092
1,500,000	T-Mobile USA Inc., 3.88%, 4/15/30	1,422
1,217,000	Verizon Communications Inc. 144A, 2.36%, 3/15/32 (a)	1,023
2,000,000	Vodafone Group PLC, 5.25%, 5/30/48	1,994

		25,056

Transportation (1%)
1,323,985	American Airlines Class A Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	1,156
1,381,938	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	1,248

		2,404

Utility (2%)
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	923
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	278
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	707
1,780,000	National Fuel Gas Co., 5.50%, 1/15/26	1,837
2,600,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	2,598
317,640	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	314
1,755,000	Southern California Edison Co., (Secured Overnight Financing Rate + 0.830%), 1.42%, 4/01/24 (b)	1,757

		8,414

Total Corporate Bond (Cost - $396,081)		359,535

Foreign Government (0%)
1,885,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a) (Cost - $1,883)	1,656

Mortgage Backed (1%)
2,000,000	BXMT Ltd. 2020-FL2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.064%), 2.33%, 2/15/38 (a)(b)	1,960
2,000,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.430%), 1.98%, 5/15/36 (a)(b)	1,981
200,781	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 3.600%), 4.27%, 7/25/50 (a)(b)	201

Total Mortgage Backed (Cost - $4,210)		4,142

Semi-Annual Report    37

        Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
Municipal (1%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	$1,017
1,050,000	Michigan Finance Authority D, 5.02%, 11/01/43	1,113
1,170,000	University of California BG, 1.32%, 5/15/27	1,043

Total Municipal (Cost - $3,420)		3,173
Investment Company (1%)
3,597,987	Payden Cash Reserves Money Market Fund * (Cost - $3,598)	3,598

Total Investments (Cost - $427,761) (101%)		389,907
Liabilities in excess of Other Assets (-1%)		(3,088)
Net Assets (100%)		$386,819
*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.
(e)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $1,375 and the total market value of the collateral held by the Fund is $1,473. Amounts in 000s.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	84	Jun-22	$11,818	$(1,172)	$(1,172)
U.S. Treasury 10-Year Note Future	173	Jun-22	20,614	(1,287)	(1,287)
U.S. Treasury 2-Year Note Future	109	Jun-22	22,979	(402)	(402)
U.S. Ultra Bond Future	21	Jun-22	3,369	(262)	(262)

					(3,123)

Short Contracts:
U.S. 10-Year Ultra Future	209	Jun-22	(26,961)	2,205	2,205

Total Futures					$(918)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,375
Non-cash Collateral[2]	(1,375)

Net Amount	$—

1	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
2	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

38   Payden Mutual Funds

            Payden Strategic Income Fund

The Fund seeks a high level of total return combined with income generation that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	44%
U.S. Treasury	16%
Asset Backed	15%
Mortgage Backed	9%
Foreign Government	4%
Other	12%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (15%)
450,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 1.75%, 6/15/36 (a)(b)	$444
400,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.650%), 3.20%, 6/15/36 (a)(b)	396
216,150	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	203
500,000	Atrium XII 12A 144A, (3 mo. LIBOR USD + 2.800%), 3.94%, 4/22/27 (a)(b)	485
1,000,000	BDS Ltd. 2021-FL7 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 6/16/36 (a)(b)	990
700,000	Blackrock European CLO VII DAC 7A 144A, (3 mo. EURIBOR + 1.300%), 1.30%, 10/15/31 EUR (a)(b)(c)	730
450,000	BlueMountain CLO Ltd. 2015-3A 144A, (3 mo. LIBOR USD + 2.600%), 3.66%, 4/20/31 (a)(b)	425
550,000	BlueMountain EUR CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/34 EUR (a)(b)(c)	561
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.700%), 3.25%, 8/19/38 (a)(b)	591
450,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 3.40%, 10/20/33 EUR (a)(b)(c)	468
500,000	Carlyle CLO Ltd. C17A 144A, (3 mo. LIBOR USD + 2.800%), 4.09%, 4/30/31 (a)(b)	493
230,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	224
360,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	343
600,000	CIFC European Funding CLO II DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 EUR (a)(b)(c)	626
400,000	CIFC Funding Ltd. 2013-3RA 144A, (3 mo. LIBOR USD + 2.900%), 4.08%, 4/24/31 (a)(b)	395
675,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	500
1,188,825	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	1,126
700,000	Dryden CLO Ltd. 2018-55A 144A, (3 mo. LIBOR USD + 1.020%), 2.06%, 4/15/31 (a)(b)	696
400,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. LIBOR USD + 5.540%), 6.58%, 4/15/29 (a)(b)	385
1,050,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 5/16/38 (a)(b)	1,033

Principal or Shares	Security Description	Value (000)

675,000	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 3.400%), 4.58%, 4/24/29 (a)(b)	$671
500,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 3.50%, 4/15/34 EUR (a) (b)(c)	509
416,549	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	407
397,321	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (a)	386
490,000	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 2.05%, 5/15/36 (a)(b)	490
317,500	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 2.000%), 2.55%, 5/15/36 (a)(b)	311
450,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 3.000%), 4.04%, 4/19/33 (a)(b)	446
400,000	Man GLG Euro CLO 6A 144A, (3 mo. EURIBOR + 0.810%), 0.81%, 10/15/32 EUR (a)(b)(c)	418
250,000	Montmartre Euro CLO DAC 2020-2A 144A, (3 mo. EURIBOR + 0.960%), 0.96%, 7/15/34 EUR (a)(b)(c)	261
410,000	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 2.850%), 3.89%, 10/18/29 (a)(b)	407
1,200,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-33A 144A, (3 mo. LIBOR USD + 1.080%), 2.12%, 10/16/33 (a)(b)	1,186
500,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 1.03%, 4/15/34 EUR (a)(b)(c)	523
300,000	North Westerly V Leveraged Loan Strategies CLO DAC V-A 144A, (3 mo. EURIBOR + 2.200%), 2.20%, 7/20/34 EUR (a)(b)(c)	307
600,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 3.49%, 4/17/30 (a)(b)	593
400,000	OCP CLO Ltd. 2014-5A 144A, (3 mo. LIBOR USD + 2.900%), 4.11%, 4/26/31 (a)(b)	389
600,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 2.050%), 3.09%, 7/15/29 (a)(b)	594
300,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.150%), 3.15%, 4/15/34 EUR (a)(b)(c)	310
550,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 2.070%), 2.07%, 4/15/35 EUR (a)(b)(c)	562
400,775	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	366

Semi-Annual Report    39

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
345,870	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	$338
550,000	Sculptor CLO XXV Ltd. 25A 144A, (3 mo. LIBOR USD + 2.450%), 3.49%, 1/15/31 (a)(b)	546
600,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 EUR (a)(b)(c)	628
500,000	Sound Point Euro CLO V Funding DAC 5A 144A, (3 mo. EURIBOR + 3.300%), 3.30%, 7/25/35 EUR (a)(b)(c)	513
600,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33 EUR (a) (b)(c)	620
450,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 3.43%, 1/23/32 (a) (b)	446
875,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 1.080%), 2.12%, 4/15/31 (a)(b)	865
750,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 3/15/38 (a)(b)	745
300,000	Voya Euro CLO III DAC 3A 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	314
545,875	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	494

Total Asset Backed (Cost - $27,093)		25,759

Bank Loans(d) (3%)
454,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 10.02%, 11/01/25	486
142,500	Avast Software BV Term Loan B 1L, (3 mo. EURIBOR + 1.750%), 1.75%, 3/22/28 EUR (c)	149
402,660	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.76%, 2/05/25	400
448,875	MIC Glen LLC Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 10/14/28	444
560,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	553
661,114	Numericable U.S. LLC Term Loan B11 1L, (LIBOR USD 3-Month + 2.750%), 3.99%, 7/31/25	650
199,500	Southwestern Energy Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 3.30%, 6/22/27	200
478,313	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.79%, 9/22/28	477
380,000	Sterigenics-Nordion Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.51%, 12/13/26	377
768,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.26%, 2/05/27	757
698,250	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 8/03/28	692

Total Bank Loans (Cost - $5,209)		5,185

Corporate Bond (44%)
Financial (15%)
675,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	601
145,000	Air Lease Corp., 2.30%, 2/01/25	138

Principal or Shares	Security Description	Value (000)
350,000	American Campus Communities Operating Partnership LP, 2.25%, 1/15/29	$326
560,000	American Tower Corp., 3.95%, 3/15/29	533
725,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	629
770,000	Ares Capital Corp., 3.50%, 2/10/23	770
230,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	232
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	539
400,000	Banco de Sabadell SA, (5 yr. Euro Swap + 6.414%), 6.50% EUR (b)(c)(e)(f)	423
500,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(e)	449
400,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	352
400,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%), 5.00% (a)(b)(e)	391
350,000	Barclays PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.867%), 6.13% (b)(e)	344
325,000	Blackstone Private Credit Fund 144A, 4.70%, 3/24/25 (a)	321
625,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	572
250,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a) (b)	233
875,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.337%), 2.36%, 7/29/32 (b)	705
375,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(e)	380
690,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	558
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (b)	400
575,000	Commonwealth Bank of Australia 144A, 2.69%, 3/11/31 (a)	482
500,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (a)	449
900,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (a)	845
750,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (a)(b)	628
400,000	CubeSmart LP, 2.25%, 12/15/28	352
450,000	Diversified Healthcare Trust, 4.75%, 5/01/24	428
460,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	439
250,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	217
470,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	476
400,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	385
500,000	General Motors Financial Co. Inc. A, (3 mo. LIBOR USD + 3.598%), 5.75% (b)(e)	461
650,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	595
550,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	499

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,125,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (b)	$984
430,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	411
345,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(b)	310
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (b)	518
750,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	620
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	555
430,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	430
1,175,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.290%), 2.94%, 1/21/33 (b)	1,026
850,000	Nationwide Building Society 144A, 1.50%, 10/13/26 (a)	763
605,000	OneMain Finance Corp., 8.88%, 6/01/25	635
345,000	Owl Rock Capital Corp., 3.75%, 7/22/25	331
525,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	434
505,000	Realty Income Corp., 4.60%, 2/06/24	515
550,000	Royal Bank of Canada, 1.60%, 1/21/25 (g)	522
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	428
640,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	639
625,000	Spirit Realty LP, 2.10%, 3/15/28	545
260,000	Swedbank AB 144A, 1.30%, 6/02/23 (a)	256
335,000	Synchrony Financial, 2.85%, 7/25/22	336
370,000	VICI Properties LP/VICI Note Co. Inc. 144A, 5.63%, 5/01/24 (a)	375
585,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.600%), 1.65%, 6/02/24 (b)	575

		26,360

Industrial (17%)
405,000	AbbVie Inc., 2.60%, 11/21/24	396
160,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	146
350,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	326
550,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	502
445,786	American Airlines Class A Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	389
200,000	ams-OSRAM AG 144A, 6.00%, 7/31/25 EUR (a)(c)	212
600,000	Arcos Dorados BV 144A, 6.13%, 5/27/29 (a)	591
300,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 3.00%, 9/01/29 EUR (a)(c)	259
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%),
	1.98%, 6/12/24 (b)	608
680,000	AT&T Inc., 4.35%, 3/01/29	687
110,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	111
500,000	Bell Canada US-5, 2.15%, 2/15/32	416
500,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	490
500,000	Boeing Co., 1.43%, 2/04/24	481

Principal or Shares	Security Description	Value (000)
1,300,000	Boyne USA Inc. 144A, 4.75%, 5/15/29 (a)	$1,208
320,000	BRF SA 144A, 5.75%, 9/21/50 (a)	252
192,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	155
42,000	Carrier Global Corp., 2.24%, 2/15/25	40
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	51
450,000	Centene Corp., 4.25%, 12/15/27	437
370,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	352
825,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	618
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	469
830,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (a)	832
138,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23	141
335,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (b)(e)(f)	341
275,000	Eco Material Technologies Inc. 144A, 7.88%, 1/31/27 (a)	267
140,000	Equifax Inc., 2.60%, 12/15/25	133
440,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	417
300,000	Food Service Project SA 144A, 5.50%, 1/21/27 EUR (a)(c)	297
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 1.74%, 2/15/23 (b)	696
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	620
480,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)	418
385,000	GATX Corp., 4.35%, 2/15/24	390
725,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a)	596
525,000	Global Payments Inc., 1.20%, 3/01/26	472
400,000	Graphic Packaging International LLC 144A, 1.51%, 4/15/26 (a)	361
450,000	Grifols Escrow Issuer SA 144A, 4.75%, 10/15/28 (a)	411
500,000	HCA Inc., 5.00%, 3/15/24	512
260,000	HCA Inc., 3.50%, 9/01/30	233
550,000	HSE Finance Sarl 144A, 5.63%, 10/15/26 EUR (a)(c)	525
650,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (a)	645
400,000	IAMGOLD Corp. 144A, 5.75%, 10/15/28 (a)	341
625,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	590
300,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	291
250,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (a)	217
200,000	Land O’ Lakes Inc. 144A, 7.00% (a)(e)	204
580,000	Lennar Corp., 4.75%, 11/29/27	582
525,000	Magallanes Inc. 144A, 5.14%, 3/15/52 (a)	469
450,000	Mauser Packaging Solutions Holding Co., 4.75%, 4/15/24 EUR (c)(f)	467
350,000	Mozart Debt Merger Sub Inc. 144A, 3.88%, 4/01/29 (a)	306
675,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (a)	669
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	452
650,000	Organon & Co./Organon Foreign Debt Co-Issuer BV 144A, 5.13%, 4/30/31 (a)	588
10,000	PTC Inc. 144A, 4.00%, 2/15/28 (a)	9
375,000	Ryder System Inc., 2.88%, 6/01/22	376

Semi-Annual Report    41

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
310,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (a)	$258
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	461
800,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	711
440,000	TELUS Corp., 3.40%, 5/13/32	404
800,000	Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 1/31/25 EUR (c)	860
500,000	T-Mobile USA Inc., 2.63%, 4/15/26	464
815,000	Toledo Hospital B, 5.33%, 11/15/28	843
290,000	Total Play Telecomunicaciones SA de CV 144A, 6.38%, 9/20/28 (a)	242
295,000	Tronox Inc. 144A, 4.63%, 3/15/29 (a)	264
700,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	613
500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	501
450,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (a)	432
775,000	VMware Inc., 2.20%, 8/15/31	631
470,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	417

		30,165

Utility (12%)
399,240	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	415
380,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	328
425,000	American Electric Power Co. Inc., 2.03%, 3/15/24	414
142,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	142
825,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	785
186,000	Devon Energy Corp., 5.88%, 6/15/28	195
975,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	825
600,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	599
425,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(f)	396
250,000	Energean PLC 144A, 6.50%, 4/30/27 (a)	237
270,000	Energy Transfer LP/Regency Energy Finance Corp., 5.00%, 10/01/22	271
482,407	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	420
471,653	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.94%, 9/30/40 (a)	395
255,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	230
750,000	Howard Midstream Energy Partners LLC 144A, 6.75%, 1/15/27 (a)	728
475,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(f)	470
200,000	Israel Electric Corp. Ltd. 144A, 3.75%, 2/22/32 (a)(f)	187
270,000	Kinder Morgan Inc., 2.00%, 2/15/31 (g)	223
600,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	587
400,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(f)	395
755,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (a)	751
460,000	Minejesa Capital BV 144A, 4.63%, 8/10/30 (a)	420
630,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	578
330,000	National Fuel Gas Co., 5.50%, 1/15/26	341

Principal or Shares	Security Description	Value (000)
380,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	$378
400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	391
125,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (a)	106
400,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	400
340,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	318
675,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	595
680,000	Penn Virginia Holdings LLC 144A, 9.25%, 8/15/26 (a)	698
385,000	Petroleos Mexicanos, 6.49%, 1/23/27	370
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	337
735,000	Phillips 66 Partners LP, 2.45%, 12/15/24	711
500,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (b)(e)	421
200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	207
775,000	South Jersey Industries Inc., 5.02%, 4/15/31	743
525,000	Southwestern Energy Co., 4.75%, 2/01/32	497
975,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	945
600,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	469
380,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (a)	381
330,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	298
750,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	594
575,000	Venture Global Calcasieu Pass LLC 144A, 3.88%, 8/15/29 (a)	525
400,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	391
445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	438

		20,545

Total Corporate Bond (Cost - $83,085)		77,070

Foreign Government (4%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	164
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	584
450,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	422
300,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	253
450,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	338
350,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	301
6,770,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (c)	322
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	371
600,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	516
500,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	365
400,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	343
510,000	Peruvian Government International Bond, 2.78%, 1/23/31	443
550,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	411

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
29,500,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	$1,674
575,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	469
700,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	541

Total Foreign Government (Cost - $8,959)		7,517

Mortgage Backed (9%)
800,000	BPCRE Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.600%), 3.15%, 2/15/37 (a)(b)	795
625,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 9/15/36 (a)(b)	603
300,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 2.36%, 6/15/38 (a)(b)	291
9,515,766	Citigroup Commercial Mortgage Trust 2018-C6, 0.94%, 11/10/51 (h)	389
263,078	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	259
510,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 3.20%, 5/15/36 (a)(b)	501
700,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 2.34%, 4/25/34 (a)(b)	689
496,333	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.92%, 9/25/28 (b)	568
770,029	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 12.42%, 10/25/28 (b)	869
495,024	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.92%, 1/25/29 (b)	533
205,676	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 9/25/49 (a)(b)	205
530,000	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.54%, 8/25/33 (a)(b)	521
400,000	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.94%, 1/25/34 (a)(b)	397
143,196	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 2/25/50 (a)(b)	143
350,000	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.650%), 2.94%, 1/25/51 (a)(b)	316
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 5.26%, 9/25/47 (a) (b)	275
300,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.67%, 11/25/47 (a)(b)	277
78,475	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 1.42%, 10/25/48 (a)(b)	78

Principal or Shares	Security Description	Value (000)
228,432	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.32%, 1/25/49 (a)(b)	$231
476,734	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 2.07%, 2/25/49 (a) (b)	471
76,176	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 4/25/49 (a)(b)	77
493,676	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 9.47%, 3/25/28 (b)	508
492,504	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3, (1 mo. LIBOR USD + 9.350%), 10.02%, 4/25/28 (b)	519
330,939	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 11.17%, 5/25/28 (b)	358
494,122	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 11.92%, 12/25/28 (b)	555
246,778	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.92%, 10/25/29 (b)	261
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 3.69%, 8/25/33 (a)(b)	474
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (b)	602
500,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.89%, 1/25/34 (a)(b)	492
83,521	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(h)	81
189,152	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 1.90%, 8/17/33 EUR (a)(b)(c)	197
796,431	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 2.70%, 8/17/33 EUR (b)(c)(f)	834
42,561	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(h)	41
36,440	New Residential Mortgage Loan Trust 2015-1A 144A, 3.75%, 5/28/52 (a)(h)	36
278,026	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(h)	273
660,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 3.07%, 2/25/47 (a)(b)	658
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 11.17%, 2/25/47 (a)(b)	327
794,167	Taurus DAC 2021-UK1A 144A, (Sterling Overnight Index Average + 2.600%), 2.76%, 5/17/31 GBP (a)(b)(c)	983

Total Mortgage Backed (Cost - $16,009)		15,687

Municipal (4%)
910,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	858
650,000	California Pollution Control Financing Authority, AMT 144A, 5.00%, 7/01/37 (a)	655
250,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(i)	6

Semi-Annual Report    43

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

1,000,000	City of El Segundo CA, 1.98%, 7/01/29	$841
740,000	City of Tempe AZ, 1.58%, 7/01/28	645
250,000	District of Columbia Water & Sewer Authority A, 4.81%, 10/01/14	254
505,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34	435
750,000	New York State Dormitory Authority C, 1.54%, 3/15/27	679
1,000,000	New York Transportation Development Corp., A, AMT, 5.00%, 7/01/41	1,038
500,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	430
600,000	Regents of the University of California Medical Center Pooled Revenue Q, 4.13%, 5/15/32	598
1,000,000	State of Connecticut A, 2.42%, 7/01/27	941
Total Municipal (Cost - $8,227)		7,380
U.S. Treasury (15%)
13,030,000	U.S. Treasury Bill, 0.21%, 5/05/22 (j)	13,030
6,620,000	U.S. Treasury Bill, 0.22%, 6/30/22 (j)	6,613
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	129
1,940,000	U.S. Treasury Bond, 2.00%, 8/15/51	1,568
250,000	U.S. Treasury Bond, 1.88%, 11/15/51	196
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (k)(l)	774
2,940,000	U.S. Treasury Note, 0.38%, 10/31/23	2,847
2,350,000	U.S. Treasury Note, 1.13%, 10/31/26	2,169
Total U.S. Treasury (Cost - $28,060)		27,326
Stocks (2%)
Common Stock (2%)
4,579	Coca-Cola Co.	296
4,402	Comcast Corp., Class A	175
3,239	CVS Health Corp.	311
1,767	Dover Corp.	236
2,519	Duke Energy Corp.	277
1,290	Eli Lilly & Co.	377
733	Goldman Sachs Group Inc.	224
1,580	JPMorgan Chase & Co.	189
1,786	QUALCOMM Inc.	249
2,111	Simon Property Group Inc.	249
1,251	Texas Instruments Inc.	213
3,690	Wells Fargo & Co.	161

		2,957

Principal or Shares	Security Description	Value (000)
Preferred Stock (0%)
1	Juniper Receivables 2021-2 DAC Holding Class R-1 Notes, 0.00% (Cost - $ 840)	$696
Total Stocks (Cost - $ 3,626)		3,653
Investment Company (3%)
4,926,642	Payden Cash Reserves Money Market Fund * (Cost - $ 4,927)	4,927
Total Investments (Cost - $ 185,195) (99%)		174,504
Other Assets, net of Liabilities (1%)		1,487

Net Assets (100%)		$175,991

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $556 and the total market value of the collateral held by the Fund is $574. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(j)	Yield to maturity at time of purchase.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.
(l)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,937	ZAR 28,500	Citibank, N.A.	07/19/2022	$148
USD 15,700	EUR 14,188	Citibank, N.A.	09/15/2022	610
USD 385	MXN 7,740	HSBC Bank USA, N.A.	07/19/2022	11
USD 2,392	CAD 3,062	HSBC Bank USA, N.A.	09/15/2022	9
USD 1,267	GBP 970	HSBC Bank USA, N.A.	09/15/2022	46

				824

Liabilities:
IDR 13,976,000	USD 974	Citibank, N.A.	07/12/2022	(14)

44   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
SGD 1,302	USD 959	Citibank, N.A.	07/12/2022	$(17)

				(31)

Net Unrealized Appreciation (Depreciation)				$793

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	144	Jun-22	$30,357	$(532)	$(532)

Short Contracts:
U.S. 10-Year Ultra Future	71	Jun-22	(9,159)	686	686
U.S. Treasury 10-Year Note Future	9	Jun-22	(1,072)	65	65
U.S. Treasury 5-Year Note Future	12	Jun-22	(1,352)	57	57

					808

Total Futures					$276

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 38 Index), Pay 5% Quarterly, Receive upon credit default	06/21/2027	$3,370	$70	$164	$(94)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
10-Year Interest Rate Swap, Receive Variable 1.2975% (3-Month USD LIBOR) Quarterly, Pay Fixed 0.30886% Semi-Annually	08/02/2031	$3,062	$411	$—	$411

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap, Receive Fixed 2.5825% at Maturity, Pay Variable (Change in CPI) at Maturity	08/02/2031	$2,657	$(257)	$—	$(257)

Semi-Annual Report    45

            Payden Strategic Income Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$556
Non-cash Collateral[2]	(556)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

46   Payden Mutual Funds

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Mortgage Backed	32%
Asset Backed	27%
Corporate Bond	23%
Investment Company	7%
Foreign Government	6%
Other	5%

Schedule of Investments - April 30, 2022 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (27%)
1,000,000	AB BSL CLO Ltd. 2021-3A 144A, (3 mo. LIBOR USD + 6.950%), 8.01%, 10/20/34 (a)(b)	$959
1,600,000	AlbaCore Euro CLO I DAC 1A 144A, (3 mo. EURIBOR + 3.250%), 3.25%, 10/18/34 EUR (a)(b)(c)	1,601
496,031	Allegro CLO II-S Ltd. 2014-1RA 144A, (3 mo. LIBOR USD + 1.080%), 2.18%, 10/21/28 (a)(b)	495
3,000,000	Allegro CLO V Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 1.450%), 2.49%, 10/16/30 (a)(b)	2,986
2,100,000	Allegro CLO X Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 3.700%), 4.76%, 7/20/32 (a)(b)	2,084
800,000	Allegro CLO XII Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 3.600%), 4.70%, 1/21/32 (a)(b)	794
2,000,000	Ammc CLO Ltd. 2017-20A 144A, (3 mo. LIBOR USD + 3.150%), 4.19%, 4/17/29 (a)(b)	1,985
1,300,000	Anchorage Capital CLO Ltd. 2018-10A 144A, (3 mo. LIBOR USD + 5.750%), 6.79%, 10/15/31 (a)(b)	1,231
1,500,000	Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 2.37%, 9/15/34 (a) (b)	1,498
3,300,000	Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.450%), 1.72%, 1/15/37 (a)(b)	3,261
2,161,500	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	2,026
1,200,000	Ballyrock CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 6.750%), 7.79%, 7/15/32 (a)(b)	1,185
1,350,000	Barings CLO Ltd. 2020-2A 144A, (3 mo. LIBOR USD + 6.150%), 7.19%, 10/15/33 (a)(b)	1,302
817,808	BDS Ltd. 2019-FL4 144A, (1 mo. LIBOR USD + 1.100%), 1.65%, 8/15/36 (a)(b)	818
1,582,196	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 1.77%, 2/16/37 (a)(b)	1,576
2,350,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.464%), 1.97%, 2/16/37 (a)(b)	2,343
2,100,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 2.42%, 2/16/37 (a)(b)	2,089
2,650,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 3.350%), 4.39%, 7/15/32 (a)(b)	2,589

Principal or Shares	Security Description	Value (000)

1,300,000	Blackrock European CLO V DAC 5X, (3 mo. EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (b) (c)(d)	$1,342
250,000	Bosphorus CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.010%), 1.01%, 12/12/32 EUR (a)(b)(c)	262
3,300,000	Bridgepoint CLO 2 DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/35 EUR (a) (b)(c)	3,441
1,400,000	Bridgepoint CLO 3 DAC 3A 144A, (3 mo. EURIBOR + 3.400%), 3.40%, 1/15/36 EUR (a) (b)(c)	1,448
950,000	Bridgepoint CLO 3 DAC 3A 144A, (3 mo. EURIBOR + 6.240%), 6.24%, 1/15/36 EUR (a) (b)(c)	937
126,845	BSPRT Issuer Ltd. 2018-FL4 144A, (1 mo. LIBOR USD + 1.600%), 2.15%, 9/15/35 (a)(b)	127
400,000	BSPRT Issuer Ltd. 2018-FL4 144A, (1 mo. LIBOR USD + 2.100%), 2.65%, 9/15/35 (a)(b)	401
350,000	BSPRT Issuer Ltd. 2018-FL4 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 9/15/35 (a)(b)	350
1,450,000	Cabinteely Park CLO DAC 1A 144A, (3 mo. EURIBOR + 3.350%), 3.35%, 8/15/34 EUR (a) (b)(c)	1,498
1,925,000	Carlyle CLO Ltd. C17A 144A, (3 mo. LIBOR USD + 2.800%), 4.09%, 4/30/31 (a)(b)	1,898
2,800,000	Carlyle Global Market Strategies Euro CLO DAC 2015-2A 144A, (3 mo. EURIBOR + 0.940%), 0.94%, 11/10/35 EUR (a)(b)(c)	2,915
1,050,000	Carlyle U.S. CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 6.750%), 7.81%, 10/20/32 (a)(b)	1,037
1,700,000	Carlyle U.S. CLO Ltd. 2021-11A 144A, (3 mo. LIBOR USD + 6.400%), 6.65%, 1/25/33 (a)(b)	1,677
1,577,503	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,529
1,194,750	CARS-DB4 LP 2020-1A 144A, 3.19%, 2/15/50 (a)	1,155
2,800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	2,731
1,000,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	963
970,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	925
800,000	Cedar Funding X CLO Ltd. 2019-10A 144A, (3 mo. LIBOR USD + 6.500%), 7.56%, 10/20/32 (a)(b)	790
1,450,000	Cedar Funding XIV CLO Ltd. 2021-14A 144A, (3 mo. LIBOR USD + 1.850%), 2.89%, 7/15/33 (a)(b)	1,435

Semi-Annual Report    47

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

350,000	CIFC Funding Ltd. 2013-3RA 144A, (3 mo. LIBOR USD + 2.900%), 4.08%, 4/24/31 (a)(b)	$346
3,445,836	CLI Funding VIII LLC 2021-1A 144A, 1.64%, 2/18/46 (a)	3,108
971,902	CLI Funding VIII LLC 2021-1A 144A, 2.38%, 2/18/46 (a)	875
2,334,720	CLI Funding VIII LLC 2022-1A 144A, 2.72%, 1/18/47 (a)	2,157
3,200,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (a)(c)	2,373
475,774	CoreVest American Finance Trust 2018-2 144A, 4.03%, 11/15/52 (a)	474
300,000	CVC Cordatus Loan Fund III DAC 3A 144A, (3 mo. EURIBOR + 2.550%), 2.55%, 8/15/32 EUR (a)(b)(c)	304
965,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	885
2,395,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	2,125
1,150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (a)	1,032
1,700,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 3.48%, 4/15/49 (a)	1,525
2,000,000	Diamond Issuer 2021-1A 144A, 3.79%, 11/20/51 (a)	1,848
1,782,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (a)	1,604
2,574,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 3.15%, 4/25/51 (a)	2,298
3,700,000	Drive Auto Receivables Trust 2019-2, 3.69%, 8/17/26	3,728
1,000,000	Drive Auto Receivables Trust 2019-3, 3.18%, 10/15/26	1,001
2,014,125	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	1,908
1,064,250	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (a)	1,046
1,925,625	Driven Brands Funding LLC 2020-2A 144A, 3.24%, 1/20/51 (a)	1,737
4,150,000	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. LIBOR USD + 1.450%), 2.49%, 4/15/29 (a) (b)	4,126
650,000	Dryden 39 Euro CLO DAC 2015-39A 144A, (3 mo. EURIBOR + 0.950%), 0.95%, 4/15/35 EUR (a)(b)(c)	682
3,700,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. LIBOR USD + 1.450%), 2.49%, 4/15/29 (a)(b)	3,689
945,000	First Investors Auto Owner Trust 2019-1A 144A, 3.55%, 4/15/25 (a)	948
2,000,000	First Investors Auto Owner Trust 2019-2A 144A, 2.80%, 12/15/25 (a)	1,982
2,700,000	Flagship Credit Auto Trust 2021-3 144A, 3.32%, 12/15/28 (a)	2,480
3,600,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 2.14%, 2/23/39 (a)(b)	3,613
3,100,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.54%, 2/23/39 (a)(b)	3,098
1,200,000	Galaxy XXVI CLO Ltd. 2018-26A 144A, (3 mo. LIBOR USD + 5.850%), 6.33%, 11/22/31 (a)(b)	1,149

Principal or Shares	Security Description	Value (000)

46,133	GPMT Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.300%), 1.92%, 2/22/36 (a)(b)	$46
600,000	GPMT Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.600%), 2.22%, 2/22/36 (a)(b)	600
800,000	GPMT Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.900%), 2.52%, 2/22/36 (a)(b)	801
2,300,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 9/15/37 (a) (b)	2,275
2,000,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 9/15/37 (a) (b)	1,975
1,000,000	Grippen Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 1.650%), 2.71%, 1/20/30 (a)(b)	995
311,917	Halcyon Loan Advisors Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.650%), 2.83%, 7/25/27 (a)(b)	311
250,000	Henley CLO I DAC 1A 144A, (3 mo. EURIBOR + 0.950%), 0.95%, 7/25/34 EUR (a)(b)(c)	260
3,842,723	ITE Rail Fund Levered LP 2021-3A 144A, 2.21%, 6/28/51 (a)	3,503
1,936,373	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,358
1,128,152	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	1,103
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 8.48%, 12/26/28 (a)	1,410
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 9.81%, 2/26/29 (a)	1,412
3,750,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 1.97%, 2/17/39 (a)(b)	3,672
496,632	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD + 1.240%), 2.28%, 7/15/27 (a)(b)	497
950,000	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD + 1.750%), 2.79%, 7/15/27 (a)(b)	949
800,000	LMREC Inc. 2019-CRE3 144A, (1 mo. LIBOR USD + 1.400%), 2.03%, 12/22/35 (a)(b)	797
185,767	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 1.130%), 1.68%, 5/15/28 (a)(b)	185
1,300,000	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 2.05%, 5/15/36 (a)(b)	1,299
2,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 3.750%), 4.30%, 7/15/36 (a)(b)	2,219
736,466	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 0.950%), 1.99%, 4/19/30 (a)(b)	732
1,340,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 3.89%, 4/19/30 (a)(b)	1,327
1,550,000	Madison Park Funding XXIV Ltd. 2016-24A 144A, (3 mo. LIBOR USD + 3.850%), 4.91%, 10/20/29 (a)(b)	1,544
2,200,000	Madison Park Funding XXXIII Ltd. 2019-33A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.800%), 2.65%, 10/15/32 (a)(b)	2,188
3,071,114	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 1.84%, 1/15/28 (a)(b)	3,048
2,000,000	Neuberger Berman Loan Advisers CLO Ltd. 2020-37A 144A, (3 mo. LIBOR USD + 2.850%), 3.91%, 7/20/31 (a)(b)	1,975

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,000,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-34A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.240%), 2.09%, 1/20/35 (a)(b)	$3,973
3,100,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-34A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.750%), 2.60%, 1/20/35 (a)(b)	3,083
1,000,000	NLY Commercial Mortgage Trust 2019-FL2 144A, (1 mo. LIBOR USD + 1.600%), 2.15%, 2/15/36 (a)(b)	987
2,700,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (a)	2,599
1,900,000	Oak Street Investment Grade Net Lease Fund Series 2021-1A 144A, 2.80%, 1/20/51 (a)	1,789
2,350,000	OCP CLO Ltd. 2013-4A 144A, (3 mo. LIBOR USD + 1.450%), 2.63%, 4/24/29 (a)(b)	2,328
1,400,000	OCP CLO Ltd. 2017-13A 144A, (3 mo. LIBOR USD + 0.960%), 2.00%, 7/15/30 (a)(b)	1,391
2,200,000	OCP CLO Ltd. 2017-13A 144A, (3 mo. LIBOR USD + 3.100%), 4.14%, 7/15/30 (a)(b)	2,174
400,000	OCP CLO Ltd. 2014-5A 144A, (3 mo. LIBOR USD + 2.900%), 4.11%, 4/26/31 (a)(b)	389
2,000,000	OCP CLO Ltd. 2019-17A 144A, (3 mo. LIBOR USD + 6.500%), 7.56%, 7/20/32 (a)(b)	1,947
1,250,000	OCP CLO Ltd. 2020-19A 144A, (3 mo. LIBOR USD + 6.500%), 7.56%, 10/20/34 (a)(b)	1,196
1,100,000	OneMain Financial Issuance Trust 2019-1A 144A, 4.22%, 2/14/31 (a)	1,101
2,200,000	Palmer Square European CLO DAC 2022-1A 144A, (3 mo. EURIBOR + 3.300%), 3.30%, 1/21/35 EUR (a)(b)(c)	2,284
1,930,000	Planet Fitness Master Issuer LLC 2018-1A 144A, 4.67%, 9/05/48 (a)	1,908
1,250,000	Progress Residential Trust 2019-SFR2 144A, 3.79%, 5/17/36 (a)	1,245
2,350,000	Progress Residential Trust 2019-SFR4 144A, 2.94%, 10/17/36 (a)	2,274
1,800,000	Providus CLO IV DAC 4A 144A, (3 mo. EURIBOR + 0.820%), 0.82%, 4/20/34 EUR (a) (b)(c)	1,867
3,700,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.400%), 2.44%, 1/15/29 (a)(b)	3,674
900,000	Regatta XXI Funding Ltd. 2021-3A 144A, (3 mo. LIBOR USD + 6.750%), 7.81%, 10/20/34 (a)(b)	871
1,200,000	Santander Drive Auto Receivables Trust 2019-2, 3.22%, 7/15/25	1,202
227,367	Shackleton CLO Ltd. 2015-8A 144A, (3 mo. LIBOR USD + 0.920%), 1.98%, 10/20/27 (a)(b)	226
2,200,000	Sound Point Euro CLO III Funding DAC 3X, (3 mo. EURIBOR + 0.950%), 0.95%, 4/15/33 EUR (b)(c)(d)	2,300
1,800,000	St Pauls CLO II DAC 2A 144A, (3 mo. EURIBOR + 3.700%), 3.70%, 10/25/35 EUR (a)(b)(c)	1,868
3,450,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a) (b)(c)	3,609
2,400,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	2,223
3,500,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (a)	3,196

Principal or Shares	Security Description	Value (000)

1,403,956	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 1.72%, 7/15/38 (a)(b)	$1,401
507,730	Symphony CLO XIV Ltd. 2014-14A 144A, (3 mo. LIBOR USD + 0.950%), 1.99%, 7/14/26 (a)(b)	505
1,052,715	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. LIBOR USD + 0.880%), 1.92%, 4/15/28 (a)(b)	1,048
500,000	Symphony CLO XVII Ltd. 2016-17X, (3 mo. LIBOR USD + 2.650%), 3.69%, 4/15/28 (b)(d)	496
450,000	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. LIBOR USD + 2.650%), 3.69%, 4/15/28 (a)(b)	447
1,050,000	Symphony CLO XXIII Ltd. 2020-23A 144A, (3 mo. LIBOR USD + 6.150%), 7.19%, 1/15/34 (a)(b)	1,035
1,000,000	Symphony CLO XXIX Ltd. 2021-29A 144A, (3 mo. LIBOR USD + 6.250%), 6.49%, 1/15/34 (a)(b)	979
2,762,250	Taco Bell Funding LLC 2016-1A 144A, 4.97%, 5/25/46 (a)	2,803
4,080,000	Textainer Marine Containers VII Ltd. 2021-1A 144A, 1.68%, 2/20/46 (a)	3,647
2,000,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 3.500%), 4.54%, 4/15/31 (a)(b)	1,984
2,229,468	Trinity Rail Leasing LLC 2021-1A 144A, 2.26%, 7/19/51 (a)	2,013
950,000	Trinity Rail Leasing LLC 2021-1A 144A, 3.08%, 7/19/51 (a)	846
3,353,579	TRP LLC 2021-1 144A, 2.07%, 6/19/51 (a)	3,029
3,000,000	TRTX Issuer Ltd. 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.92%, 2/15/39 (a)(b)	2,978
2,400,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	2,201
2,300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (a)	2,202
561,735	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 1.92%, 4/15/27 (a)(b)	558
2,500,000	Vibrant CLO VII Ltd. 2017-7A 144A, (3 mo. LIBOR USD + 1.040%), 2.10%, 9/15/30 (a)(b)	2,489
3,600,000	VMC Finance LLC 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.900%), 2.17%, 2/18/39 (a)(b)	3,597
2,800,000	Voya CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 1.060%), 2.10%, 4/15/31 (a)(b)	2,780
2,000,000	Voya Euro CLO V DAC 5A 144A, (3 mo. EURIBOR + 2.150%), 2.15%, 4/15/35 EUR (a)(b)(c)	2,046
1,053,290	Wendy’s Funding LLC 2019-1A 144A, 3.78%, 6/15/49 (a)	1,034
3,076,750	Wendy’s Funding LLC 2021-1A 144A, 2.37%, 6/15/51 (a)	2,720
80,489	Westlake Automobile Receivables Trust 2018- 3A 144A, 4.00%, 10/16/23 (a)	81
2,607,836	Westlake Automobile Receivables Trust 2019- 1A 144A, 3.67%, 3/15/24 (a)	2,616
3,400,000	Westlake Automobile Receivables Trust 2019- 3A 144A, 2.72%, 11/15/24 (a)	3,397
3,800,000	Westlake Automobile Receivables Trust 2021- 1A 144A, 2.33%, 8/17/26 (a)	3,557

Semi-Annual Report    49

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

5,000,000	Westlake Automobile Receivables Trust 2021- 2A 144A, 2.38%, 3/15/27 (a)	$4,625
2,686,500	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	2,461
2,481,250	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	2,248
Total Asset Backed (Cost - $272,398)		260,832

Bank Loans(e) (3%)
1,426,425	Bally’s Corp. Term Loan B 1L, (LIBOR USD 6-Month + 3.250%), 3.75%, 10/01/28	1,415
1,076,829	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 5/19/28	1,066
2,000,000	Coral U.S. Co-Borrower LLC Term Loan B6 1L, (LIBOR USD 1-Month + 3.000%), 3.55%, 10/21/28	1,982
1,325,000	Crocs Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.45%, 2/19/29	1,297
2,005,500	DirectV Financing LLC Term Loan 1L, (LIBOR USD 3-Month + 5.000%), 5.76%, 5/19/28	2,000
2,078,637	Flynn Restaurant Group LP Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.88%, 11/23/28	2,055
900,000	Froneri Lux Finco Sarl Term Loan B 1L, (6 mo. EURIBOR + 2.375%), 2.38%, 1/31/27 EUR (c)	909
2,187,199	Graham Packaging Co. Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.76%, 1/26/28	2,146
1,596,000	Gray Television Inc. Term Loan D 1L, (LIBOR USD 3-Month + 3.000%), 3.46%, 5/19/28	1,588
2,481,156	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 1/26/28	2,456
1,100,000	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 5/19/28	1,083
2,344,125	MIC Glen LLC Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 5/19/28	2,318
16,318	PRA Health Sciences Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.31%, 5/19/28	16
918,360	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.79%, 9/22/28	917
1,695,750	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.26%, 11/22/28	1,687
2,410,704	United Natural Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.46%, 1/26/28	2,400
2,493,750	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 8/03/28	2,470
1,257,538	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 5/30/25	1,248
Total Bank Loans (Cost - $29,327)		29,053

Corporate Bond (23%)
4,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (d)	3,972
300,000	AA Bond Co. Ltd. 144A, 6.50%, 1/31/26 GBP (a)(c)	368
1,325,000	Albion Financing 1 Sarl/Aggreko Holdings Inc., 5.25%, 10/15/26 EUR (c)(d)	1,331
600,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	559

Principal or Shares	Security Description	Value (000)

1,900,000	Ameren Corp., 1.95%, 3/15/27	$1,738
2,200,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	2,007
1,800,000	American Express Co., 3.38%, 5/03/24	1,799
1,900,000	American Express Co., 2.25%, 3/04/25	1,834
1,100,000	American Medical Systems Europe BV, 1.38%, 3/08/28 EUR (c)	1,111
1,900,000	American Tower Corp., 1.45%, 9/15/26	1,698
1,700,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,719
1,200,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(d)	1,110
3,300,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.650%), 1.53%, 12/06/25 (b)	3,095
1,450,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.960%), 1.73%, 7/22/27 (b)	1,303
2,550,000	Bank of America Corp., (3 mo. EURIBOR + 0.760%), 0.58%, 8/24/28 EUR (b)(c)(d)	2,456
1,600,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	1,497
2,000,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,004
1,100,000	Block Inc. 144A, 3.50%, 6/01/31 (a)	923
1,600,000	BRF GmbH, 4.35%, 9/29/26 (d)	1,520
1,400,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)	1,417
1,500,000	CDW LLC/CDW Finance Corp., 2.67%, 12/01/26	1,380
1,400,000	Cemex SAB de CV, 7.38%, 6/05/27 (d)	1,475
2,400,000	Cemex SAB de CV, 3.88%, 7/11/31 (d)	2,039
1,000,000	Centene Corp., 3.38%, 2/15/30	895
1,500,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	1,427
2,100,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	1,697
2,800,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.694%), 2.01%, 1/25/26 (b)	2,648
2,500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.46%, 6/09/27 (b)	2,228
1,500,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	1,149
2,000,000	Corebridge Financial Inc. 144A, 3.50%, 4/04/25 (a)	1,982
1,900,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.219%), 2.31%, 11/16/27 (b)	1,682
1,800,000	DISH DBS Corp. 144A, 5.25%, 12/01/26 (a)	1,656
1,250,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	1,242
3,700,000	Ecopetrol SA, 4.13%, 1/16/25	3,584
1,700,000	EIG Pearl Holdings Sarl 144A, 3.55%, 8/31/36 (a)	1,511
900,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(d)	839
1,400,000	Energean Israel Finance Ltd. 144A, 5.38%, 3/30/28 (a)(d)	1,292
2,235,000	EQT Corp., 6.63%, 2/01/25	2,329
1,700,000	Equinix Inc., 1.45%, 5/15/26	1,534
1,225,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 4.63%, 1/15/29 (a)	1,114
1,550,000	First Abu Dhabi Bank PJSC, 0.88%, 12/09/25 GBP (c)(d)	1,804
1,100,000	FMG Resources August 2006 Pty Ltd. 144A, 5.13%, 5/15/24 (a)	1,112

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,400,000	FMG Resources August 2006 Pty Ltd. 144A, 5.88%, 4/15/30 (a)	$1,392
1,400,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	1,365
1,100,000	Freeport Indonesia PT 144A, 5.32%, 4/14/32 (a)	1,070
1,275,000	Freeport-McMoRan Inc., 4.38%, 8/01/28	1,236
1,300,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)	1,133
2,000,000	FS KKR Capital Corp., 1.65%, 10/12/24	1,874
1,600,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	1,539
900,000	General Motors Co., 5.40%, 10/02/23	925
1,000,000	General Motors Co., 6.13%, 10/01/25	1,057
1,950,000	General Motors Financial Co. Inc., 2.90%, 2/26/25	1,885
2,500,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.913%), 1.95%, 10/21/27 (b)	2,248
4,600,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.114%), 2.64%, 2/24/28 (b)	4,233
1,500,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,473
1,200,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 EUR (a)(c)	1,139
2,300,000	HCA Inc., 5.38%, 9/01/26	2,357
1,725,000	Heathrow Funding Ltd., 1.50%, 10/12/25 EUR (c)(d)	1,793
865,000	Hyatt Hotels Corp., 1.30%, 10/01/23	841
1,100,000	Hyatt Hotels Corp., 1.80%, 10/01/24	1,047
1,400,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (a)	1,208
2,600,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(d)	2,574
3,000,000	IRB Holding Corp. 144A, 7.00%, 6/15/25 (a)	3,091
2,500,000	Jabil Inc., 4.25%, 5/15/27	2,480
2,000,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 3.75%, 12/01/31 (a)	1,763
3,000,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (a)	2,621
4,500,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.915%), 2.60%, 2/24/26 (b)	4,331
320,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 144A, 4.75%, 6/01/27 (a)	320
1,100,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	1,094
2,050,000	LA Construccion SA 144A, 4.75%, 2/07/32 (a)	1,808
1,900,000	Lundin Energy Finance BV 144A, 2.00%, 7/15/26 (a)	1,716
2,100,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.995%), 1.94%, 4/14/28 (a)(b)	1,837
2,900,000	Magallanes Inc. 144A, 3.43%, 3/15/24 (a)	2,883
830,000	MercadoLibre Inc., 2.38%, 1/14/26	750
1,500,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	1,344
2,000,000	Mexico City Airport Trust, 4.25%, 10/31/26 (d)	1,914
2,000,000	Minejesa Capital BV, 4.63%, 8/10/30 (d)	1,827
1,280,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.750%), 1.54%, 7/20/27 (b)	1,146
1,700,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(d)	1,551
2,200,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.940%), 2.63%, 2/18/26 (b)	2,119
2,100,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.879%), 1.59%, 5/04/27 (b)	1,890
2,600,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.858%), 1.51%, 7/20/27 (b)	2,317

Principal or Shares	Security Description	Value (000)

2,300,000	Morgan Stanley, (3 mo. EURIBOR + 0.698%), 0.41%, 10/29/27 EUR (b)(c)	$2,233
1,150,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	1,346
1,085,000	Murphy Oil Corp., 5.88%, 12/01/27	1,078
1,050,000	National Fuel Gas Co., 5.50%, 1/15/26	1,084
500,000	NBM U.S. Holdings Inc., 7.00%, 5/14/26 (d)	516
1,550,000	Neinor Homes SA 144A, 4.50%, 10/15/26 EUR (a)(c)	1,533
2,700,000	NextEra Energy Capital Holdings Inc., 2.94%, 3/21/24	2,682
345,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	337
2,200,000	Open Text Corp. 144A, 3.88%, 12/01/29 (a)	1,958
3,200,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	2,868
900,000	Owl Rock Capital Corp., 3.40%, 7/15/26	831
535,000	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25	518
905,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	798
2,800,000	PDC Energy Inc., 5.75%, 5/15/26	2,728
1,400,000	Penn Virginia Holdings LLC 144A, 9.25%, 8/15/26 (a)	1,437
1,800,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 1.20%, 11/15/25 (a)	1,636
900,000	Petroleos Mexicanos, 5.13%, 3/15/23 EUR (c)(d)	965
1,500,000	Petroleos Mexicanos, (3 mo. EURIBOR + 2.400%), 1.87%, 8/24/23 EUR (b)(c)(d)	1,556
4,100,000	Petroleos Mexicanos, 6.50%, 3/13/27	3,924
1,600,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	1,483
1,100,000	Public Storage, 1.95%, 11/09/28	978
1,800,000	Rogers Communications Inc. 144A, 2.95%, 3/15/25 (a)	1,757
1,335,000	Royal Bank of Canada, 1.20%, 4/27/26	1,205
1,500,000	Royalty Pharma PLC, 1.75%, 9/02/27	1,315
4,000,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,692
2,000,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	1,932
980,000	Southwestern Energy Co., 5.38%, 3/15/30	969
2,500,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	2,221
1,500,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	1,453
2,500,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.55%, 3/10/25 (a)	2,424
1,100,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	861
1,000,000	Tapestry Inc., 3.05%, 3/15/32	851
1,000,000	Telefonica Moviles Chile SA 144A, 3.54%, 11/18/31 (a)	877
1,160,000	TELUS Corp., 3.40%, 5/13/32	1,064
606,000	Tenet Healthcare Corp., 4.63%, 7/15/24	605
1,000,000	T-Mobile USA Inc. 144A, 2.40%, 3/15/29 (a)	877
3,000,000	Transnet SOC Ltd., 4.00%, 7/26/22 (d)	2,963
536,661	Transocean Guardian Ltd. 144A, 5.88%, 1/15/24 (a)	514
1,700,000	Transocean Inc. 144A, 7.50%, 1/15/26 (a)	1,392
2,390,000	U.S. Foods Inc. 144A, 6.25%, 4/15/25 (a)	2,458
805,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	807
1,405,000	Venture Global Calcasieu Pass LLC 144A, 3.88%, 11/01/33 (a)	1,224
2,600,000	VICI Properties LP, 4.38%, 5/15/25	2,601
1,800,000	Viterra Finance BV, 0.38%, 9/24/25 EUR (c)(d)	1,756

Semi-Annual Report    51

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,890,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 3.53%, 3/24/28 (b)	$3,739
1,400,000	Workday Inc., 3.80%, 4/01/32	1,326
Total Corporate Bond (Cost - $230,254)		214,643

Foreign Government (6%)
4,250,000	Colombia Government International Bond, 4.50%, 3/15/29	3,863
1,000,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)	878
1,900,000	Dominican Republic International Bond, 6.00%, 7/19/28 (d)	1,887
3,500,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	3,284
1,900,000	Egypt Government International Bond, 4.75%, 4/16/26 EUR (c)(d)	1,692
850,000	Egypt Government International Bond, 7.50%, 1/31/27 (d)	756
1,910,000	Guatemala Government Bond, 5.75%, 6/06/22 (d)	1,910
1,711,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (a)	1,711
1,985,000	Guatemala Government Bond, 4.50%, 5/03/26 (d)	1,975
280,000	Guatemala Government Bond, 4.90%, 6/01/30 (d)	275
1,050,000	Guatemala Government Bond 144A, 3.70%, 10/07/33 (a)	903
4,900,000	Ivory Coast Government International Bond, 6.38%, 3/03/28 (d)	4,879
1,580,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	1,577
1,000,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	942
700,000	Mongolia Government International Bond, 5.13%, 4/07/26 (d)	660
1,980,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (a)	1,723
1,800,000	Morocco Government International Bond, 3.50%, 6/19/24 EUR (c)(d)	1,930
1,575,000	Nigeria Government International Bond, 6.50%, 11/28/27 (d)	1,403
1,500,000	Nigeria Government International Bond 144A, 8.38%, 3/24/29 (a)	1,403
400,000	Oman Government International Bond, 4.13%, 1/17/23 (d)	402
2,950,000	Oman Government International Bond, 4.75%, 6/15/26 (d)	2,909
1,900,000	Paraguay Government International Bond 144A, 3.85%, 6/28/33 (a)	1,687
39,600,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	2,246
1,300,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	1,239
1,300,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (d)	1,253
1,380,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	1,126
1,100,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(d)	1,062
1,300,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	1,087
3,290,000	Senegal Government International Bond, 4.75%, 3/13/28 EUR (c)(d)	3,273

Principal or Shares	Security Description	Value (000)

3,250,000	Serbia International Bond 144A, 1.00%, 9/23/28 EUR (a)(c)	$ 2,624
Total Foreign Government (Cost - $58,680)		52,559

Mortgage Backed (31%)
3,300,000	280 Park Avenue Mortgage Trust 2017-280P 144A, (1 mo. LIBOR USD + 1.536%), 2.03%, 9/15/34 (a)(b)	3,240
1,269,405	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 0.830%), 1.38%, 12/18/37 (a)(b)	1,255
600,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.750%), 2.30%, 12/18/37 (a)(b)	588
1,000,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.600%), 3.15%, 12/18/37 (a)(b)	977
1,900,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 144A, 3.72%, 4/14/33 (a)(f)	1,824
1,808,000	BBCMS Mortgage Trust 2018-TALL 144A, (1 mo. LIBOR USD + 0.971%), 1.53%, 3/15/37 (a)(b)	1,736
3,000,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.850%), 3.40%, 9/15/36 (a)(b)	2,920
1,020,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 2.35%, 10/15/36 (a)(b)	1,010
1,657,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.55%, 10/15/36 (a)(b)	1,627
2,550,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.85%, 10/15/36 (a)(b)	2,497
1,999,357	BX Commercial Mortgage Trust 2018-BIOA 144A, (1 mo. LIBOR USD + 1.951%), 2.51%, 3/15/37 (a)(b)	1,966
2,568,590	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.100%), 2.65%, 10/15/37 (a)(b)	2,508
1,401,049	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 10/15/37 (a)(b)	1,358
3,300,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 2.51%, 5/15/38 (a)(b)	3,176
900,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 3.952%), 4.51%, 5/15/38 (a)(b)	871
900,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 2.350%), 2.91%, 6/15/38 (a)(b)	873
3,044,819	BX Commercial Mortgage Trust 2021-XL2 144A, (1 mo. LIBOR USD + 3.890%), 4.44%, 10/15/38 (a)(b)	2,940
2,593,175	BX Commercial Mortgage Trust 2022-LP2 144A, (1 mo. Term Secured Overnight Financing Rate + 4.106%), 4.63%, 2/15/39 (a)(b)	2,528
2,050,000	BX Trust 2021-LGCY 144A, (1 mo. LIBOR USD + 3.193%), 3.75%, 10/15/23 (a)(b)	1,965
2,900,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 2.97%, 5/15/35 (a)(b)	2,793
3,250,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 2.594%), 3.15%, 10/15/36 (a)(b)	3,154

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,450,000	BXMT Ltd. 2020-FL2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.064%), 2.33%, 2/15/38 (a)(b)	$2,402
3,600,000	BXMT Ltd. 2020-FL2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.164%), 2.43%, 2/15/38 (a)(b)	3,509
799,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 3.250%), 3.80%, 12/15/37 (a)(b)	783
15,480,640	Cantor Commercial Real Estate Lending 2019- CF1, 1.30%, 5/15/52 (f)	879
2,800,000	Cassia SRL 2022-1A 144A, (3 mo. EURIBOR + 2.500%), 2.50%, 5/22/34 EUR (a)(b)(c)	2,945
2,209,870	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.120%), 1.67%, 6/15/34 (a)(b)	2,176
2,581,160	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 2.05%, 6/15/34 (a)(b)	2,526
3,315,798	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 6/15/34 (a)(b)	3,225
1,588,406	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 6/15/34 (a)(b)	1,528
1,042,391	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 3.16%, 6/15/34 (a)(b)	958
3,919,000	CHT Mortgage Trust 2017-CSMO 144A, (1 mo. LIBOR USD + 3.000%), 3.55%, 11/15/36 (a)(b)	3,871
2,811,353	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 2.65%, 11/15/37 (a)(b)	2,788
1,965,981	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 3.32%, 11/15/37 (a)(b)	1,949
1,867,682	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 4.05%, 11/15/37 (a)(b)	1,847
1,400,000	COMM Mortgage Trust 2015-3BP 144A, 3.35%, 2/10/35 (a)(f)	1,316
3,572,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 5.02%, 4/25/31 (a)(b)	3,623
5,600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 5.02%, 7/25/31 (a)(b)	5,680
2,300,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.82%, 8/25/31 (a)(b)	2,326
135,988	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 9/25/31 (a)(b)	136
2,650,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.77%, 9/25/31 (a)(b)	2,677
2,095,203	Connecticut Avenue Securities Trust 2019-R04 144A, (1 mo. LIBOR USD + 5.250%), 5.92%, 6/25/39 (a)(b)	2,139
557,396	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.77%, 9/25/39 (a)(b)	558
6,050,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 4.07%, 10/25/39 (a)(b)	5,873

Principal or Shares	Security Description	Value (000)

4,900,842	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	$4,830
4,332,342	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.67%, 1/25/40 (a)(b)	4,331
3,486,075	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 1/25/40 (a)(b)	3,490
3,900,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.67%, 1/25/40 (a)(b)	3,591
3,550,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 3.250%), 3.92%, 1/25/40 (a)(b)	3,339
3,847,092	Connecticut Avenue Securities Trust 2022- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 1.29%, 12/25/41 (a)(b)	3,804
1,168,868	Connecticut Avenue Securities Trust 2022- R04 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 2.29%, 3/25/42 (a)(b)	1,170
2,150,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.70%, 5/15/36 (a)(b)	2,111
2,720,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 3.20%, 5/15/36 (a)(b)	2,670
1,100,000	CSMC Trust 2017-MOON 144A, 3.30%, 7/10/34 (a)(f)	1,096
1,736,149	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. LIBOR USD + 2.000%), 2.49%, 5/15/35 (a)(b)	1,692
3,106,793	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. LIBOR USD + 2.500%), 2.99%, 5/15/35 (a)(b)	3,013
2,882,261	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 2.850%), 3.41%, 7/15/38 (a)(b)	2,830
2,385,320	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 4.26%, 7/15/38 (a)(b)	2,346
1,590,553	Fannie Mae Connecticut Avenue Securities 2017- C03, (1 mo. LIBOR USD + 3.000%), 3.67%, 10/25/29 (b)	1,634
2,436,466	Fannie Mae Connecticut Avenue Securities 2017- C06, (1 mo. LIBOR USD + 2.800%), 3.47%, 2/25/30 (b)	2,486
4,314,246	Fannie Mae Connecticut Avenue Securities 2018- C01, (1 mo. LIBOR USD + 2.250%), 2.92%, 7/25/30 (b)	4,359
5,276,669	Fannie Mae Connecticut Avenue Securities 2018- C03, (1 mo. LIBOR USD + 2.150%), 2.82%, 10/25/30 (b)	5,323
2,386,782	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 2.000%), 2.67%, 3/25/31 (b)	2,390
2,572,009	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 2.100%), 2.77%, 3/25/31 (b)	2,580

Semi-Annual Report    53

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,100,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 3.750%), 4.42%, 3/25/31 (b)	$2,083
1,400,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 4.77%, 3/25/31 (b)	1,407
6,383,036	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 9/25/49 (a)(b)	6,373
2,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.67%, 9/25/49 (a)(b)	2,809
3,500,000	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.54%, 8/25/33 (a)(b)	3,438
1,372,456	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.750%), 1.04%, 10/25/33 (a)(b)	1,359
1,875,000	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.100%), 2.39%, 10/25/33 (a)(b)	1,828
2,600,000	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.94%, 1/25/34 (a)(b)	2,581
2,400,000	Freddie Mac STACR REMIC Trust 2022-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 2.25%, 4/25/42 (a)(b)	2,401
931,416	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 2.37%, 1/25/50 (a)(b)	928
889,679	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.57%, 1/25/50 (a)(b)	891
1,400,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 2.300%), 2.97%, 1/25/50 (a)(b)	1,328
5,122,009	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 2/25/50 (a)(b)	5,120
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 3.17%, 2/25/50 (a)(b)	1,626
2,989,697	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 3.77%, 3/25/50 (a)(b)	3,004
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.77%, 3/25/50 (a)(b)	1,006
228,949	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 3.82%, 9/25/50 (a)(b)	229
1,093,104	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 3.09%, 10/25/50 (a)(b)	1,102
1,100,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.800%), 5.09%, 10/25/50 (a)(b)	1,147

Principal or Shares	Security Description	Value (000)

3,000,000	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.800%), 2.09%, 1/25/51 (a)(b)	$2,940
4,298,265	Freddie Mac STACR Trust 2018-DNA2 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 12/25/30 (a)(b)	4,335
374,539	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 1.42%, 10/25/48 (a)(b)	374
6,250,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.97%, 10/25/48 (a)(b)	6,277
1,222,373	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 1.62%, 11/25/48 (a)(b)	1,214
2,132,034	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.32%, 1/25/49 (a)(b)	2,153
5,663,950	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 3.02%, 2/25/49 (a)(b)	5,707
1,466,175	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 3.12%, 3/25/49 (a)(b)	1,474
1,350,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 5.02%, 3/25/49 (a)(b)	1,366
6,177,853	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 4/25/49 (a)(b)	6,207
1,550,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.77%, 4/25/49 (a)(b)	1,572
1,243,762	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.92%, 10/25/29 (b)	1,317
9,977,377	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1, (1 mo. LIBOR USD + 2.300%), 2.97%, 9/25/30 (b)	10,050
1,003,851	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 2.450%), 3.12%, 12/25/42 (b)	1,004
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (b)	1,956
1,300,000	Frost CMBS DAC 2021-1A 144A, (Sterling Overnight Index Average + 2.900%), 3.09%, 11/22/26 GBP (a)(b)(c)	1,625
3,772,000	HONO Mortgage Trust 2021-LULU 144A, (1 mo. LIBOR USD + 4.400%), 4.95%, 10/15/36 (a)(b)	3,702
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.500%), 4.06%, 1/15/33 (a)(b)	298
2,702	JP Morgan Mortgage Trust 2014-IVR3 144A, 2.34%, 9/25/44 (a)(f)	3
213,213	JP Morgan Mortgage Trust 2017-5 144A, 3.04%, 10/26/48 (a)(f)	213
750,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.250%), 1.80%, 12/15/37 (a)(b)	730

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,312,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.550%), 2.10%, 12/15/37 (a)(b)	$1,276
2,250,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 12/15/37 (a)(b)	2,176
4,548,352	LCCM 2017-LC26 144A, 1.67%, 7/12/50 (a)(f)	258
2,752,316	Life Mortgage Trust 2021-BMR 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 3/15/38 (a)(b)	2,650
2,000,000	Med Trust 2021-MDLN 144A, (1 mo. LIBOR USD + 5.250%), 5.81%, 11/15/38 (a)(b)	1,958
602,909	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 2.67%, 7/15/35 (a)(b)	606
2,000,000	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.964%), 3.47%, 7/15/35 (a)(b)	2,005
2,225,653	Morgan Stanley Capital I Trust 2018-H3, 0.99%, 7/15/51 (f)	79
2,165,727	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 2.700%), 3.25%, 9/15/38 (a)(b)	2,115
1,757,543	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 4.700%), 5.25%, 9/15/38 (a)(b)	1,709
213,411	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.37%, 10/15/49 (a)(b)	210
2,300,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.92%, 10/15/49 (a)(b)	2,194
3,900,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. LIBOR USD + 1.500%), 2.05%, 3/15/36 (a)(b)	3,793
1,600,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. LIBOR USD + 1.750%), 2.30%, 3/15/36 (a)(b)	1,546
515,599	PFP Ltd. 2019-5 144A, (1 mo. LIBOR USD + 1.420%), 1.97%, 4/14/36 (a)(b)	512
1,258,542	Radnor RE Ltd. 2021-1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.94%, 12/27/33 (a)(b)	1,252
3,400,000	RIAL Issuer Ltd. 2022-FL8 144A, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 4.04%, 1/19/37 (a)(b)	3,400
1,543,345	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 5.51%, 2/15/39 (a)(b)	1,523
1,752,246	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.32%, 4/25/43 (a)(b)	1,750
3,350,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.42%, 4/25/43 (a)(b)	3,347
648,786	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.92%, 2/25/47 (a)(b)	646
6,500,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 3.07%, 2/25/47 (a)(b)	6,482

Principal or Shares	Security Description	Value (000)

308,672	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 2.77%, 9/25/48 (a)(b)	$311
2,650,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 6/15/26 (a)(b)	2,561
1,097,200	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 2.96%, 3/15/38 (a)(b)	1,060
1,200,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 0.875%), 1.43%, 12/15/34 (a)(b)	1,186
450,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 2.33%, 12/15/34 (a)(b)	442
6,569,110	Wells Fargo Commercial Mortgage Trust 2018- C46, 1.10%, 8/15/51 (f)	235
Total Mortgage Backed (Cost - $303,698)		299,064
U.S. Treasury (2%)
14,525,000	U.S. Treasury Note, 0.88%, 1/31/24 (Cost - $14,449)	14,086

Stocks (1%)

Preferred Stock (1%)		4,472
110	Flagship Credit Auto Trust, 0.00%
100	Santander Consumer Auto Receivables Trust 2021-C, 0.00%	1,692
Total Stocks (Cost - $6,655)		6,164

Investment Company (7%)
70,925,068	Payden Cash Reserves Money Market Fund * (Cost - $70,925)	70,925

Purchase Options (0%)
Total Purchase Options (Cost - $507)		844

Total Investments (Cost - $986,893) (100%)		948,170
Other Assets, net of Liabilities (0%)		4,339

Net Assets (100%)		$952,509

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.1%
S & P 500 Index	31	$12,809	$3600	09/30/2022	$366	Put

Semi-Annual Report    55

            Payden Absolute Return Bond Fund continued

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
S & P 500 Index	42	$17,354	$3600	04/29/2022	$—	Put
S & P 500 Index	55	22,726	3850	06/30/2022	479	Put

Total Purchase Options					$845

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 5,698,000	USD 1,417	BNP PARIBAS	07/29/2022	$1
USD 2,505	ZAR 36,857	Citibank, N.A.	07/19/2022	192
USD 79,799	EUR 72,120	Citibank, N.A.	09/15/2022	3,092
USD 3,358	CAD 4,300	HSBC Bank USA, N.A.	09/15/2022	13
USD 7,106	GBP 5,442	HSBC Bank USA, N.A.	09/15/2022	256

				3,554

Liabilities:
BRL 4,786	USD 945	Citibank, N.A.	07/29/2022	(4)
CLP 1,226,100	USD 1,419	BNP PARIBAS	07/29/2022	(7)
EUR 10,749	USD 11,935	Citibank, N.A.	09/15/2022	(502)
GBP 530	USD 693	HSBC Bank USA, N.A.	09/15/2022	(26)
MYR 20,774	USD 4,783	Barclays Bank PLC	07/29/2022	(15)
ZAR 14,130	USD 888	Citibank, N.A.	07/29/2022	(2)

				(556)

Net Unrealized Appreciation (Depreciation)				$2,998

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	7	Jun-22	$985	$(12)	$(12)
U.S. Ultra Bond Future	44	Jun-22	7,059	(786)	(786)

					(798)

Short Contracts:
Euro-Bobl Future	113	Jun-22	(15,161)	634	634
Euro-Bund Future	38	Jun-22	(6,157)	487	487
U.S. 10-Year Ultra Future	219	Jun-22	(28,251)	342	342
U.S. Treasury 10-Year Note Future	121	Jun-22	(14,418)	663	663
U.S. Treasury 2-Year Note Future	255	Jun-22	(53,757)	55	55
U.S. Treasury 5-Year Note Future	1,037	Jun-22	(116,841)	4,492	4,492

					6,673

Total Futures					$5,875

56   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 38 Index), Pay 5% Quarterly, Receive upon credit default	06/21/2027	USD 50,700	$(1,053)	$(2,649)	$1,596
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	06/21/2027	EUR 11,400	(440)	(671)	231

			$(1,493)	$(3,320)	$1,827

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 0.23021% (SOFRRATE) Annually	03/03/2032	USD 21,639	$(2,153)	$—	$(2,153)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 0.23332% (SOFRRATE) Annually	03/04/2032	USD 10,823	(984)	—	(984)

			$(3,137)	$—	$(3,137)

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap Receive Fixed 2.3705% at Maturity, Pay Variable (Change in CPI) at Maturity	06/22/2031	USD 13,170	$(1,651)	$—	$(1,651)

See notes to financial statements.

Semi-Annual Report    57

            Payden Floating Rate Fund

The Fund seeks a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

Portfolio Composition - percent of investments
Bank Loans	79%
Corporate Bond	14%
Investment Company	4%
Mortgage Backed	2%
Asset Backed	1%

Schedule of Investments - April 30, 2022 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$298
1,200,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 3.89%, 4/19/30 (a)(c)	1,188
Total Asset Backed (Cost - $1,500)		1,486
Bank Loans(d) (77%)
Automotive (3%)
500,588	American Axle & Manufacturing Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.00%, 4/06/24	500
1,250,030	Clarios Global LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 4/30/26	1,233
1,500,000	Driven Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.52%, 12/17/28	1,487
1,336,189	Tenneco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.76%, 10/01/25	1,323
1,300,000	Visteon Corp. Term Loan B 1L, (LIBOR USD 3-Month + 1.750%), 2.48%, 3/24/24	1,284
1,333,300	Wheel Pros Inc. Term Loan 1L, (LIBOR USD 1-Month + 4.500%), 5.25%, 5/11/28	1,248
		7,075
Basic Industry (11%)
250,000	American Airlines Inc. Term Loan 1L, (LIBOR USD 3-Month + 4.750%), 5.81%, 4/20/28	255
571,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 10.02%, 11/01/25	611
1,259,747	BWay Holding Co. Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.71%, 4/03/24	1,237
458,222	Core & Main LP Term Loan B1 1L, (LIBOR USD 1-Month + 2.500%), 3.57%, 7/27/28	452
1,492,443	Dun & Bradstreet Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.92%, 2/08/26	1,483
942,875	Ecovyst Catalyst Technologies LLC Term Loan 1L, (LIBOR USD 3-Month + 2.500%), 3.74%, 6/09/28	935
1,378,165	Graham Packaging Co. Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.76%, 8/04/27	1,352
1,500,000	Griffon Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.27%, 1/24/29	1,490
450,269	H.B. Fuller Co. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.59%, 10/20/24	450
1,500,000	II-VI Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.25%, 12/08/28	1,495

Principal or Shares	Security Description	Value (000)
1,468,900	INEOS U.S. Petrochem LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 1/29/26	$1,456
1,208,344	Madison IAQ LLC Term Loan 1L, (LIBOR USD 6-Month + 3.250%), 4.52%, 6/21/28	1,174
1,480,000	Quikrete Holdings Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.000%), 3.66%, 6/11/28	1,444
1,045,640	SCIH Salt Holdings Inc. Term Loan B 1L, (LIBOR USD 6-Month + 4.000%), 4.75%, 3/16/27	1,013
1,270,400	SRS Distribution Inc. Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 4.02%, 6/04/28	1,229
988,513	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.79%, 9/22/28	987
692,911	TransDigm Inc. Term Loan G 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 8/22/24	684
482,247	United Rentals N.A. Inc. Term Loan 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 10/31/25	485
1,289,375	Vertical Midco GmbH Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 4.02%, 7/31/27	1,278
1,395,900	VM Consolidated Inc. Term Loan 1L, (LIBOR USD 6-Month + 3.250%), 3.60%, 3/26/28	1,388
1,072,313	WR Grace Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.81%, 9/22/28	1,066
		21,964
Consumer Goods (4%)
1,089,727	Froneri U.S. Inc. Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 1/31/27	1,066
970,000	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.80%, 5/01/26	968
1,100,000	Sunset Debt Merger Sub Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.000%), 4.75%, 10/06/28	1,026
711,000	TGP Holdings III LLC Term Loan 1L, (LIBOR USD 3-Month + 3.250%), 4.01%, 6/29/28	678
93,750	TGP Holdings III LLC Term Loan DD 1L, (LIBOR USD 1-Month + 4.500%), 4.24%, 6/29/28	89
1,995,000	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.26%, 11/22/28	1,985
967,782	United Natural Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 3.46%, 10/22/25	963
593,986	Utz Quality Foods LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.76%, 1/20/28	590

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	WP CityMD Bidco LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 3.75%, 12/23/28	$496
		7,861

Energy (3%)
1,240,060	Calpine Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 3.27%, 12/16/27	1,229
1,320,025	CQP Holdco LP Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 4.76%, 6/04/28	1,318
279,530	DT Midstream Inc. Term Loan 1L, (LIBOR USD 6-Month + 2.000%), 2.50%, 6/10/28	280
488,748	Exgen Renewables IV LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.50%, 12/15/27	488
982,500	PG&E Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.81%, 6/23/25	972
1,496,250	Southwestern Energy Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 3.30%, 6/22/27	1,497
		5,784

Financial Services (5%)
1,496,250	Albion Acquisitions Ltd. Term Loan 1L, (LIBOR USD 1-Month + 5.250%), 6.43%, 7/31/26	1,484
798,387	Allspring Buyer LLC Term Loan 1L, (LIBOR USD 2-Month + 3.250%), 4.31%, 11/02/28	798
1,463,932	AmWins Group Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 2/19/28	1,440
2,250,000	Bengal Debt Merger Sub LLC Term Loan 1L, (LIBOR USD 3-Month + 2.250%), 4.00%, 1/24/29	2,211
495,000	Citadel Securities LP Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 3.31%, 2/02/28	492
1,244,212	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 1/26/28	1,232
488,750	Nexus Buyer LLC Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 4.51%, 11/08/26	485
594,008	Starwood Property Mortgage LLC Term Loan B3 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 7/26/26	593
1,302,702	Trans Union LLC Term Loan B6 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 12/01/28	1,291
346,923	Tronox Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.22%, 3/11/28	344
		10,370

Healthcare (8%)
215,942	AthenaHealth Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 4.00%, 2/15/29	213
1,274,058	AthenaHealth Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 4.01%, 2/15/29	1,259
973,036	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 3.50%, 3/01/24	972
1,239,130	Embecta Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.65%, 1/27/29	1,227
925,556	Grifols Worldwide Operations USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.76%, 11/15/27	906
494,752	ICON Luxembourg Sarl Term Loan B 1L, (LIBOR USD 3-Month + 2.250%), 3.31%, 7/01/28	493

Principal or Shares	Security Description	Value (000)

893,250	Jazz Financing Lux Sarl Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 4.26%, 5/05/28	$893
1,500,000	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 10/21/28	1,476
1,496,250	Option Care Health Inc. Term Loan B 1L Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 10/27/28	1,493
482,083	Organon & Co. Senior Secured Dollar Term Loan 1L, (LIBOR USD 6-Month + 3.000%), 3.56%, 6/02/28	481
1,500,000	Owens & Minor Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.750%), 4.55%, 3/29/29	1,507
1,317,647	Padagis LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.750%), 5.25%, 7/06/28	1,318
272,727	Perrigo Investments LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.00%, 4/20/29	272
477,273	Perrigo Investments LLC Term Loan B, (LIBOR USD 1-Month + 2.500%), 3.14%, 4/20/29	476
123,268	PRA Health Sciences Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.250%), 3.31%, 7/01/28	123
1,482,008	Radiology Partners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.85%, 7/09/25	1,461
700,000	Select Medical Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.02%, 3/06/25	695
1,480,000	Sterigenics-Nordion Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.51%, 12/13/26	1,468
		16,733

Insurance (3%)
1,358,091	Acrisure LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 4.26%, 2/15/27	1,340
488,624	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 5.05%, 1/20/27	486
1,367,985	AssuredPartners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.11%, 2/13/27	1,352
1,356,098	Asurion LLC Term Loan B8 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 12/23/26	1,328
1,222,177	HUB International Ltd. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 4.21%, 4/25/25	1,208
		5,714

Leisure (9%)
987,840	1011778 BC ULC Term Loan B4 1L Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 11/19/26	971
1,596,000	Bally’s Corp. Term Loan B 1L, (LIBOR USD 6-Month + 3.250%), 3.75%, 10/01/28	1,583
967,172	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 12/22/24	964
1,316,600	Carnival Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.75%, 6/30/25	1,301
2,270,000	Fertitta Entertainment LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.60%, 1/27/29	2,263
1,496,250	Flynn Restaurant Group LP Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.75%, 11/23/28	1,479

Semi-Annual Report    59

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

1,233,317	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.76%, 2/05/25	$1,224
354,180	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.30%, 3/15/28	353
1,026,364	Live Nation Entertainment Inc. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 2.38%, 10/17/26	1,005
595,500	MajorDrive Holdings IV LLC Term Loan 1L, (LIBOR USD 3-Month + 4.000%), 4.56%, 6/01/28	587
1,044,443	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 8/31/25	1,024
750,000	Scientific Games Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.57%, 4/07/29	748
1,500,000	Scientific Games Holdings LP Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.18%, 4/04/29	1,486
523,636	SRAM LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.43%, 5/18/28	520
1,149,588	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.26%, 2/05/27	1,133
560,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 8.26%, 2/05/28	551
1,187,880	United PF Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.000%), 5.01%, 12/30/26	1,154
		18,346

Media (8%)
1,500,000	ABG Intermediate Holdings 2 LLC Term Loan B1 1L, (LIBOR USD 3-Month + 2.500%), 4.00%, 12/21/28	1,491
1,497,807	Altice Financing SA Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.79%, 7/15/25	1,475
1,387,955	Banijay Group U.S. Holding Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.20%, 3/01/25	1,384
1,000,000	Coral U.S. Co-Borrower LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 2.80%, 1/31/28	981
500,000	Coral U.S. Co-Borrower LLC Term Loan B6 1L, (LIBOR USD 1-Month + 3.000%), 3.55%, 10/01/29	495
1,059,897	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 3.05%, 4/15/27	1,043
977,500	Diamond Sports Group LLC Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 5.50%, 8/24/26	239
1,441,293	DirectV Financing LLC Term Loan 1L, (LIBOR USD 3-Month + 5.000%), 5.76%, 8/02/27	1,437
1,260,475	Endurance International Group Holdings Inc. Term Loan 1L, (LIBOR USD 6-Month + 3.500%), 4.25%, 2/10/28	1,209
249,375	EW Scripps Co. Term Loan B3 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 1/07/28	249
1,496,250	Gray Television Inc. Term Loan D 1L, (LIBOR USD 3-Month + 3.000%), 3.46%, 12/01/28	1,489
1,000,000	Lamar Media Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 2.05%, 2/06/27	997
1,395,389	MH Sub I LLC Term Loan 2L, (LIBOR USD 1-Month + 3.500%), 4.26%, 9/15/24	1,388

Principal or Shares	Security Description	Value (000)

700,000	Nexstar Broadcasting Inc. Term Loan B4 1L, (LIBOR USD 3-Month + 2.750%), 2.96%, 9/19/26	$695
1,460,000	UPC Financing Partnership Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.40%, 1/31/29	1,448
600,000	Virgin Media Bristol LLC Term Loan Q 1L, (LIBOR USD 1-Month + 3.250%), 3.80%, 1/31/29	598
711,175	WMG Acquisition Corp. Term Loan G 1L, (LIBOR USD 1-Month + 2.125%), 2.89%, 1/20/28	706
		17,324

Real Estate (1%)
1,248,596	Iron Mountain Information Management LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 1/02/26	1,239

Retail (7%)
1,221,084	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 5/19/28	1,209
1,248,438	BJ’s Wholesale Club Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.52%, 2/03/24	1,250
1,500,000	Crocs Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.45%, 2/19/29	1,468
977,500	Dealer Tire LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 5.01%, 12/12/25	979
1,062,502	GOBP Holdings Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 10/22/25	1,057
543,125	GYP Holdings III Corp. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 3.11%, 6/01/25	539
1,239,912	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 10/19/27	1,199
1,395,900	Leslie’s Poolmart Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.02%, 3/09/28	1,380
798,000	MIC Glen LLC Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 10/14/28	789
1,250,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	1,235
496,250	Michaels Cos. Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.250%), 5.26%, 4/15/28	454
694,750	PetSmart Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 2/12/28	690
1,495,500	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 8/03/28	1,481
		13,730

Service (1%)
787,359	Adtalem Global Education Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.500%), 5.25%, 8/12/28	785
465,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 3/11/25	459
218,835	Hertz Corp. Term Loan C 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 6/30/28	218
1,152,456	Hertz Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 6/30/28	1,150
		2,612

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Technology (6%)
1,399,425	Ahead DB Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.76%, 10/16/27	$1,393
600,000	Avaya Inc. Term Loan B2 1L, (LIBOR USD 1-Month + 4.000%), 4.55%, 12/15/27	592
1,338,655	Castle U.S. Holding Corp. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.51%, 1/31/27	1,291
1,901,697	Ensono Holdings LLC Term Loan B 1L, (LIBOR USD 6-Month + 4.000%), 4.75%, 5/28/28	1,883
1,293,500	Everi Payments Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 3.01%, 8/03/28	1,286
593,450	Finastra USA Inc. Term Loan 1L, (LIBOR USD 6-Month + 3.500%), 4.74%, 6/13/24	577
1,500,000	Informatica LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 3.56%, 10/29/28	1,483
1,363,150	Peraton Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.51%, 2/01/28	1,356
594,000	Pitney Bowes Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.000%), 4.77%, 3/19/28	586
491,250	Presidio Holdings Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.72%, 12/19/26	488
581,273	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.61%, 2/22/24	575
1,500,000	TIBCO Software Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.340%), 8.02%, 3/04/28	1,501
		13,011

Telecommunications (5%)
586,500	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.01%, 3/15/27	562
1,410,000	Consolidated Communications Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 4.25%, 10/02/27	1,314
1,386,000	Frontier Communications Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.81%, 10/08/27	1,366
1,329,950	Gogo Intermediate Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.99%, 4/30/28	1,319
983,971	Iridium Satellite LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 3.26%, 11/04/26	979
1,410,000	LCPR Loan Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 4.30%, 10/15/28	1,409
1,155,575	Numericable U.S. LLC Term Loan B13 1L, (LIBOR USD 2-Month + 4.000%), 4.51%, 8/14/26	1,149
595,500	Univision Communications Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 3/24/26	591
1,383,050	Voyage Australia Pty Ltd. Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 7/20/28	1,379
		10,068

Transportation (3%)
500,000	Delta Air Lines Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.75%, 10/20/27	518
655,710	First Student Bidco Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.98%, 7/21/28	644

Principal or Shares	Security Description	Value (000)

242,647	First Student Bidco Inc. Term Loan C 1L, (LIBOR USD 3-Month + 3.000%), 3.98%, 7/21/28	$239
1,500,000	Setanta Aircraft Leasing DAC Term Loan B 1L, (LIBOR USD 3-Month + 2.000%), 3.01%, 11/05/28	1,492
1,492,500	Spirit AeroSystems Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.51%, 1/15/25	1,493
1,435,500	United Airlines Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 4/21/28	1,427
		5,813
Total Bank Loans (Cost - $159,729)		157,644

Corporate Bond (14%)
500,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A, 5.75%, 3/01/27 (a)	488
500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	421
500,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	506
500,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (a)	491
1,000,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	1,001
600,000	Caesars Entertainment Inc. 144A, 8.13%, 7/01/27 (a)	628
600,000	Callon Petroleum Co., 6.13%, 10/01/24	593
500,000	Chesapeake Energy Corp. 144A, 6.75%, 4/15/29 (a)	504
1,000,000	Civitas Resources Inc., 7.50%, 4/30/26	1,000
500,000	CNX Resources Corp. 144A, 7.25%, 3/14/27 (a)	512
1,000,000	Comstock Resources Inc. 144A, 7.50%, 5/15/25 (a)	1,026
350,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	333
330,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	326
700,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	699
350,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	334
500,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (a)	479
350,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	348
500,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	472
1,150,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	1,138
500,000	iStar Inc., 4.25%, 8/01/25	477
310,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	329
850,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	845
1,000,000	Laredo Petroleum Inc., 9.50%, 1/15/25	1,026
750,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	689
500,000	Navient Corp., 5.88%, 10/25/24	497
300,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	293
500,000	OCI NV 144A, 4.63%, 10/15/25 (a)	502
500,000	OneMain Finance Corp., 6.88%, 3/15/25	503
500,000	Parkland Corp. 144A, 5.88%, 7/15/27 (a)	486
700,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	617
750,000	Penn Virginia Holdings LLC 144A, 9.25%, 8/15/26 (a)	770
500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	518

Semi-Annual Report    61

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	$502
400,000	RLJ Lodging Trust LP 144A, 3.75%, 7/01/26 (a)	370
1,150,000	Rocket Mortgage LLC/Rocket Mortgage Co- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	1,019
500,000	Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	501
450,000	Service Properties Trust, 7.50%, 9/15/25	450
500,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	483
500,000	SM Energy Co. 144A, 10.00%, 1/15/25 (a)	541
500,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	474
900,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	872
1,350,000	Tamarack Valley Energy Ltd., 7.25%, 5/10/27 CAD (b)	1,055
500,000	Tenet Healthcare Corp. 144A, 4.88%, 1/01/26 (a)	490
350,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	344
212,239	Transocean Guardian Ltd. 144A, 5.88%, 1/15/24 (a)	203
550,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	435
500,000	Tutor Perini Corp. 144A, 6.88%, 5/01/25 (a)	469
500,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	477
350,000	WESCO Distribution Inc. 144A, 7.13%, 6/15/25 (a)	364
Total Corporate Bond (Cost - $28,851)		27,900

Mortgage Backed (2%)
794,133	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.92%, 9/25/28 (c)	910
814,741	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 12.42%, 10/25/28 (c)	919
300,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 5.47%, 2/25/50 (a)(c)	273

Principal or Shares	Security Description	Value (000)

662,872	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 11.17%, 5/25/28 (c)	$718
493,823	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1, (1 mo. LIBOR USD + 12.750%), 13.42%, 8/25/29 (c)	525
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (c)	301
671,068	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 12.42%, 5/25/43 (a)(c)	726
Total Mortgage Backed (Cost - $4,203)		4,372
Stocks (1%)
Preferred Stock (1%)
50	Santander Consumer Auto Receivables Trust 2021-C, 0.00% (Cost - $1,122)	846
Total Stocks (Cost - $1,122)		846

Investment Company (4%)
8,286,015	Payden Cash Reserves Money Market Fund * (Cost - $8,286)	8,286

Total Investments (Cost - $203,691) (99%)		200,534
Other Assets, net of Liabilities (1%)		2,707

Net Assets (100%)		$203,241

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 1,362	CAD 1,746	Citibank, N.A.	09/15/2022	$3

Liabilities:
CAD 3	USD 2	Citibank, N.A.	09/15/2022	—

Net Unrealized Appreciation				$3

See notes to financial statements.

62   Payden Mutual Funds

            Payden High Income Fund

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

Portfolio Composition - percent of investments
Energy	17%
Basic Industry	13%
Media	9%
Healthcare	8%
Financial Services	6%
Leisure	5%
Retail	5%
Other	37%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,600,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$1,190
1,936,373	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,358
2,500,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 3.89%, 4/19/30 (a)(c)	2,476
Total Asset Backed (Cost - $5,643)		6,024
Bank Loans(d) (3%)
2,200,000	ABG Intermediate Holdings 2 LLC Term Loan 2L, (LIBOR USD 1-Month + 5.000%), 6.80%, 12/20/29	2,186
1,465,871	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 5.05%, 1/20/27	1,458
3,503,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 10.02%, 11/01/25	3,750
1,500,000	Crocs Inc. Term Loan B 1L, (LIBOR USD 2-Month + 3.500%), 4.45%, 2/19/29	1,468
1,075,431	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.51%, 10/22/25	1,070
4,200,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	4,150
1,250,000	Naked Juice LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 6.500%), 6.65%, 1/24/30	1,247
964,167	Organon & Co. Term Loan B 1L, (LIBOR USD 6-Month + 3.000%), 3.56%, 6/02/28	961
992,500	PetsMart LLC Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 4.50%, 2/12/28	986
1,270,000	Sterigenics-Nordion Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.51%, 12/13/26	1,260
2,505,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 8.26%, 2/05/28	2,466
1,250,000	TIBCO Software Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.340%), 8.02%, 3/04/28	1,251
Total Bank Loans (Cost - $22,211)		22,253
Corporate Bond (90%)
Automotive (3%)
2,500,000	Allison Transmission Inc. 144A, 3.75%, 1/30/31 (a)	2,167

Principal or Shares	Security Description	Value (000)

586,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26 (e)	$558
406,000	Clarios Global LP/Clarios U.S. Finance Co. 144A, 6.25%, 5/15/26 (a)	411
2,500,000	Ford Motor Co., 4.75%, 1/15/43	2,017
2,000,000	Ford Motor Credit Co. LLC, 2.90%, 2/10/29	1,668
2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	1,823
3,250,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	3,169
2,600,000	Goodyear Tire & Rubber Co., 5.00%, 7/15/29	2,321
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (b)(f)	984
2,800,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	2,334
2,500,000	Wheel Pros Inc. 144A, 6.50%, 5/15/29 (a)	1,903
		19,355
Banking (1%)
1,500,000	Bank of America Corp. FF, (3 mo. LIBOR USD + 2.931%), 5.88% (c)(g)	1,438
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 5.95% (c)(g)	1,504
1,000,000	Deutsche Bank AG, (USD ICE Swap Rate 11:00 am NY 5Y + 2.553%), 4.88%, 12/01/32 (c)	917
		3,859
Basic Industry (13%)
3,550,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	2,986
1,000,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 3.25%, 9/01/28 (a)	874
3,930,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 4.00%, 9/01/29 (a)	3,373
1,000,000	Ashland LLC, 6.88%, 5/15/43	1,117
4,050,000	ASP Unifrax Holdings Inc. 144A, 7.50%, 9/30/29 (a)(e)	3,326
3,000,000	Builders FirstSource Inc. 144A, 4.25%, 2/01/32 (a)	2,566
2,750,000	Coeur Mining Inc. 144A, 5.13%, 2/15/29 (a)(e)	2,210
4,000,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	3,705
3,000,000	Eldorado Gold Corp. 144A, 6.25%, 9/01/29 (a)	2,906
2,500,000	Energizer Holdings Inc. 144A, 4.38%, 3/31/29 (a)	2,085
600,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (a)	601
1,500,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (a)	1,329

Semi-Annual Report    63

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

2,000,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	$1,897
1,500,000	GrafTech Finance Inc. 144A, 4.63%, 12/15/28 (a)	1,371
1,000,000	Graphic Packaging International LLC 144A, 4.75%, 7/15/27 (a)	971
2,500,000	H&E Equipment Services Inc. 144A, 3.88%, 12/15/28 (a)	2,181
2,625,000	Howmet Aerospace Inc., 3.00%, 1/15/29	2,294
1,895,000	IEA Energy Services LLC 144A, 6.63%, 8/15/29 (a)	1,736
4,000,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (a)	3,456
2,500,000	KBR Inc. 144A, 4.75%, 9/30/28 (a)	2,363
1,500,000	MasTec Inc. 144A, 4.50%, 8/15/28 (a)(e)	1,441
2,500,000	Mercer International Inc., 5.13%, 2/01/29	2,327
1,000,000	Meritage Homes Corp., 5.13%, 6/06/27	981
3,523,000	Moog Inc. 144A, 4.25%, 12/15/27 (a)	3,285
3,650,000	NOVA Chemicals Corp. 144A, 4.25%, 5/15/29 (a)	3,164
1,850,000	Novelis Corp. 144A, 4.75%, 1/30/30 (a)	1,704
2,600,000	SCIL IV LLC/SCIL USA Holdings LLC 144A, 5.38%, 11/01/26 (a)	2,376
1,000,000	Spirit AeroSystems Inc. 144A, 7.50%, 4/15/25 (a)	1,014
1,500,000	Standard Industries Inc. 144A, 4.38%, 7/15/30 (a)	1,252
1,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	921
500,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	474
3,000,000	Stevens Holding Co. Inc. 144A, 6.13%, 10/01/26 (a)	3,011
3,000,000	Terex Corp. 144A, 5.00%, 5/15/29 (a)	2,761
2,500,000	TransDigm Inc., 4.88%, 5/01/29	2,195
250,000	TransDigm Inc. 144A, 8.00%, 12/15/25 (a)	261
1,500,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	1,494
1,500,000	Tri Pointe Homes Inc., 5.25%, 6/01/27	1,451
1,000,000	Tri Pointe Homes Inc., 5.70%, 6/15/28	960
2,650,000	TriMas Corp. 144A, 4.13%, 4/15/29 (a)	2,369
3,500,000	Tronox Inc. 144A, 4.63%, 3/15/29 (a)	3,128
2,500,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	2,191
2,200,000	Tutor Perini Corp. 144A, 6.88%, 5/01/25 (a)(e)	2,063
2,000,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (a)	1,920
2,650,000	VM Consolidated Inc. 144A, 5.50%, 4/15/29 (a)	2,375
		88,465
Consumer Goods (4%)
1,600,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	1,350
1,900,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (a)	1,723
3,000,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	2,854
875,000	Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC 144A, 4.75%, 1/15/29 (a)	780
2,000,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	2,120
500,000	Newell Brands Inc., 5.63%, 4/01/36	479
1,800,000	Post Holdings Inc. 144A, 4.50%, 9/15/31 (a)	1,499

Principal or Shares	Security Description	Value (000)

900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (a)	$771
2,900,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (a)	2,642
2,900,000	Primo Water Holdings Inc. 144A, 4.38%, 4/30/29 (a)	2,528
3,000,000	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed 144A, 4.63%, 3/01/29 (a)	2,711
1,000,000	U.S. Foods Inc. 144A, 4.63%, 6/01/30 (a)	896
2,500,000	U.S. Foods Inc. 144A, 4.75%, 2/15/29 (a)	2,313
4,500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	4,509
2,000,000	WESCO Distribution Inc. 144A, 7.13%, 6/15/25 (a)	2,080
1,000,000	Winnebago Industries Inc. 144A, 6.25%, 7/15/28 (a)	993
		30,248
Energy (16%)
2,000,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A, 5.75%, 3/01/27 (a)	1,951
1,000,000	Apache Corp., 5.10%, 9/01/40	907
700,000	Apache Corp., 5.25%, 2/01/42	645
2,081,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (a)	2,898
3,200,000	Athabasca Oil Corp. 144A, 9.75%, 11/01/26 (a)	3,401
1,500,000	Centennial Resource Production LLC, 3.25%, 4/01/28	2,217
1,300,000	Chesapeake Energy Corp. 144A, 6.75%, 4/15/29 (a)	1,310
915,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	870
3,886,011	Civitas Resources Inc., 7.50%, 4/30/26	3,886
1,000,000	Colgate Energy Partners III LLC 144A, 5.88%, 7/01/29 (a)	996
1,500,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 144A, 5.63%, 5/01/27 (a)	1,462
3,000,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 144A, 6.00%, 2/01/29 (a)	2,923
1,500,000	DT Midstream Inc. 144A, 4.13%, 6/15/29 (a)	1,367
2,750,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	2,745
550,000	EQT Corp., 1.75%, 5/01/26	1,500
3,000,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	2,946
1,502,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	1,356
2,600,000	Gulfport Energy Corp. 144A, 8.00%, 5/17/26 (a)	2,679
3,550,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 4/15/32 (a)	3,466
1,400,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 5.00%, 2/01/28 (a)	1,334
2,500,000	Howard Midstream Energy Partners LLC 144A, 6.75%, 1/15/27 (a)	2,425
5,200,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(f)	5,148
2,250,000	KLX Energy Services Holdings Inc. 144A, 11.50%, 11/01/25 (a)	1,460
3,350,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	3,332
1,750,000	Laredo Petroleum Inc., 9.50%, 1/15/25	1,796
2,250,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	2,066

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,400,000	Nine Energy Service Inc. 144A, 8.75%, 11/01/23 (a)	$2,147
1,400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	1,368
1,000,000	Occidental Petroleum Corp., 3.40%, 4/15/26	954
2,500,000	Occidental Petroleum Corp., 4.20%, 3/15/48	2,076
500,000	Occidental Petroleum Corp., 4.40%, 4/15/46	430
1,500,000	Occidental Petroleum Corp., 4.63%, 6/15/45	1,296
1,900,000	Occidental Petroleum Corp., 5.88%, 9/01/25	1,954
600,000	Occidental Petroleum Corp., 6.20%, 3/15/40	622
2,000,000	Occidental Petroleum Corp., 7.88%, 9/15/31	2,341
500,000	Occidental Petroleum Corp., 8.50%, 7/15/27	564
1,500,000	Oil States International Inc. 144A, 4.75%, 4/01/26 (a)	1,521
1,700,000	Parkland Corp. 144A, 4.50%, 10/01/29 (a)	1,491
1,400,000	Parkland Corp. 144A, 5.88%, 7/15/27 (a)	1,360
4,000,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	3,528
3,000,000	Penn Virginia Holdings LLC 144A, 9.25%, 8/15/26 (a)	3,079
2,000,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (c)(g)	1,685
500,000	SM Energy Co., 5.63%, 6/01/25	489
1,800,000	SM Energy Co., 6.50%, 7/15/28	1,777
3,200,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	3,100
3,650,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	3,415
1,750,000	Tamarack Valley Energy Ltd., 7.25%, 5/10/27 CAD (b)	1,367
1,500,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,353
1,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	1,170
1,500,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	1,476
7,600,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	6,014
2,400,000	Venture Global Calcasieu Pass LLC 144A, 4.13%, 8/15/31 (a)	2,182
4,400,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	4,301
3,400,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	3,370
1,000,000	Western Midstream Operating LP, 4.65%, 7/01/26	988
		114,504
Financial Services (6%)
2,550,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (c)(g)	2,210
4,000,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	3,065
3,100,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (a)	2,786
1,500,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	1,495
2,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	2,455
1,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	1,297
850,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	844
3,000,000	Jane Street Group/JSG Finance Inc. 144A, 4.50%, 11/15/29 (a)	2,782

Principal or Shares	Security Description	Value (000)

3,650,000	Jefferson Capital Holdings LLC 144A, 6.00%, 8/15/26 (a)	$3,409
2,650,000	LPL Holdings Inc. 144A, 4.00%, 3/15/29 (a)	2,415
1,600,000	LPL Holdings Inc. 144A, 4.38%, 5/15/31 (a)	1,463
2,500,000	Midcap Financial Issuer Trust 144A, 6.50%, 5/01/28 (a)	2,160
2,500,000	Nationstar Mortgage Holdings Inc. 144A, 5.13%, 12/15/30 (a)	2,178
2,500,000	Navient Corp., 5.50%, 1/25/23	2,516
1,750,000	Navient Corp., 5.63%, 8/01/33	1,386
1,000,000	Navient Corp., 5.88%, 10/25/24	994
1,000,000	OneMain Finance Corp., 4.00%, 9/15/30	820
1,000,000	OneMain Finance Corp., 5.38%, 11/15/29	899
350,000	OneMain Finance Corp., 6.63%, 1/15/28	346
2,000,000	OneMain Finance Corp., 6.88%, 3/15/25	2,014
450,000	OneMain Finance Corp., 8.88%, 6/01/25	473
2,000,000	PennyMac Financial Services Inc. 144A, 4.25%, 2/15/29 (a)	1,611
2,000,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	1,854
1,500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	1,554
2,000,000	World Acceptance Corp. 144A, 7.00%, 11/01/26 (a)	1,738
		44,764
Healthcare (8%)
800,000	Bausch Health Cos. Inc. 144A, 4.88%, 6/01/28 (a)	711
1,000,000	Bausch Health Cos. Inc. 144A, 5.00%, 1/30/28 (a)	739
2,000,000	Bausch Health Cos. Inc. 144A, 5.00%, 2/15/29 (a)	1,410
2,050,000	Bausch Health Cos. Inc. 144A, 6.13%, 2/01/27 (a)	1,972
1,000,000	Bausch Health Cos. Inc. 144A, 7.25%, 5/30/29 (a)	758
1,000,000	Bausch Health Cos. Inc. 144A, 9.00%, 12/15/25 (a)	1,005
2,650,000	BellRing Brands Inc. 144A, 7.00%, 3/15/30 (a)	2,594
1,750,000	Centene Corp., 2.50%, 3/01/31	1,457
1,000,000	Centene Corp., 3.00%, 10/15/30	872
2,000,000	Centene Corp., 4.63%, 12/15/29	1,940
2,200,000	CHS/Community Health Systems Inc. 144A, 5.25%, 5/15/30 (a)	1,932
500,000	CHS/Community Health Systems Inc. 144A, 8.00%, 12/15/27 (a)	519
2,500,000	DaVita Inc. 144A, 3.75%, 2/15/31 (a)	2,042
900,000	DaVita Inc. 144A, 4.63%, 6/01/30 (a)	785
1,100,000	HCA Inc., 3.50%, 9/01/30	987
1,000,000	HCA Inc., 5.63%, 9/01/28	1,035
860,000	HCA Inc., 5.88%, 2/01/29	897
1,500,000	HCA Inc., 7.69%, 6/15/25	1,636
2,200,000	Molina Healthcare Inc. 144A, 3.88%, 5/15/32 (a)	1,935
1,000,000	Molina Healthcare Inc. 144A, 4.38%, 6/15/28 (a)	936
4,500,000	Mozart Debt Merger Sub Inc. 144A, 3.88%, 4/01/29 (a)	3,938
3,500,000	Organon & Co./Organon Foreign Debt Co-Issuer BV 144A, 5.13%, 4/30/31 (a)	3,168
2,650,000	Owens & Minor Inc. 144A, 6.63%, 4/01/30 (a)	2,597
2,400,000	Prestige Brands Inc. 144A, 3.75%, 4/01/31 (a)	2,038
2,500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	2,510
1,900,000	Radiology Partners Inc. 144A, 9.25%, 2/01/28 (a)	1,808

Semi-Annual Report    65

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,000,000	RP Escrow Issuer LLC 144A, 5.25%, 12/15/25 (a)	$931
2,500,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (a)	2,485
3,500,000	Syneos Health Inc. 144A, 3.63%, 1/15/29 (a)	3,101
3,250,000	Tenet Healthcare Corp. 144A, 4.38%, 1/15/30 (a)	2,961
750,000	Tenet Healthcare Corp. 144A, 4.63%, 6/15/28 (a)	708
1,800,000	Tenet Healthcare Corp. 144A, 4.88%, 1/01/26 (a)	1,764
1,000,000	Tenet Healthcare Corp. 144A, 6.13%, 10/01/28 (a)	962
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,289
		56,422
Insurance (2%)
2,430,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 144A, 6.75%, 10/15/27 (a)	2,301
1,750,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (c)	1,810
2,500,000	BroadStreet Partners Inc. 144A, 5.88%, 4/15/29 (a)	2,172
3,550,000	Enstar Finance LLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.006%), 5.50%, 1/15/42 (c)	3,308
2,200,000	HUB International Ltd. 144A, 5.63%, 12/01/29 (a)	2,021
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (a)	2,034
1,000,000	Ryan Specialty Group LLC 144A, 4.38%, 2/01/30 (a)	913
		14,559
Leisure (5%)
2,000,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)	2,024
250,000	Caesars Resort Collection LLC/CRC Finco Inc. 144A, 5.75%, 7/01/25 (a)	256
1,000,000	Carnival Corp. 144A, 5.75%, 3/01/27 (a)	907
2,000,000	Carnival Corp. 144A, 6.00%, 5/01/29 (a)	1,798
2,500,000	Carnival Corp. 144A, 7.63%, 3/01/26 (a)	2,450
2,500,000	CDI Escrow Issuer Inc. 144A, 5.75%, 4/01/30 (a)	2,413
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	1,406
2,000,000	Cinemark USA Inc. 144A, 5.25%, 7/15/28 (a)	1,780
1,800,000	Hilton Domestic Operating Co. Inc. 144A, 5.75%, 5/01/28 (a)	1,827
1,050,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	991
2,500,000	MajorDrive Holdings IV LLC 144A, 6.38%, 6/01/29 (a)	1,984
1,500,000	MGM Resorts International, 4.75%, 10/15/28	1,380
550,000	MGM Resorts International, 6.75%, 5/01/25	564
1,300,000	NCL Corp. Ltd. 144A, 5.88%, 3/15/26 (a)	1,203
2,000,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 144A, 5.63%, 9/01/29 (a)	1,603
510,000	Royal Caribbean Cruises Ltd. 144A, 5.38%, 7/15/27 (a)	469
1,000,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 8/31/26 (a)	933
900,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 4/01/28 (a)	823

Principal or Shares	Security Description	Value (000)

596,000	Royal Caribbean Cruises Ltd. 144A, 11.50%, 6/01/25 (a)	$649
2,200,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc. 144A, 6.63%, 3/01/30 (a)	2,093
1,800,000	Travel + Leisure Co. 144A, 4.50%, 12/01/29 (a)	1,596
1,000,000	Travel + Leisure Co., 6.00%, 4/01/27	1,009
1,000,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	1,025
1,500,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 144A, 5.50%, 3/01/25 (a)	1,453
		32,636
Media (8%)
1,500,000	Altice Financing SA 144A, 5.00%, 1/15/28 (a)	1,254
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 2/01/31 (a)	1,267
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 1/15/34 (a)	797
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (a)	1,311
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	843
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (a)	820
2,100,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (a)	1,880
2,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 2/01/32 (a)	1,722
2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (a)	2,420
2,000,000	CSC Holdings LLC 144A, 4.13%, 12/01/30 (a)	1,653
3,300,000	CSC Holdings LLC 144A, 4.63%, 12/01/30 (a)	2,530
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (a)	476
4,500,000	Directv Financing LLC/Directv Financing Co.- Obligor Inc. 144A, 5.88%, 8/15/27 (a)	4,244
1,000,000	DISH DBS Corp., 5.13%, 6/01/29	782
1,100,000	DISH DBS Corp. 144A, 5.25%, 12/01/26 (a)	1,012
1,350,000	DISH DBS Corp. 144A, 5.75%, 12/01/28 (a)	1,210
1,000,000	DISH DBS Corp., 7.38%, 7/01/28	876
1,500,000	DISH DBS Corp., 7.75%, 7/01/26	1,413
3,400,000	Endurance International Group Holdings Inc. 144A, 6.00%, 2/15/29 (a)	2,756
3,000,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	2,590
1,000,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	871
2,500,000	Lamar Media Corp., 4.88%, 1/15/29	2,388
3,000,000	LCPR Senior Secured Financing DAC 144A, 5.13%, 7/15/29 (a)	2,736
1,300,000	Match Group Holdings II LLC 144A, 3.63%, 10/01/31 (a)	1,083
1,500,000	Match Group Holdings II LLC 144A, 4.63%, 6/01/28 (a)	1,400
2,500,000	McGraw-Hill Education Inc. 144A, 8.00%, 8/01/29 (a)	2,241
2,500,000	Nexstar Media Inc. 144A, 4.75%, 11/01/28 (a)	2,272
2,500,000	Nielsen Finance LLC/Nielsen Finance Co. 144A, 5.63%, 10/01/28 (a)	2,426
1,700,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (a)	1,626
1,000,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (a)	831
2,000,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (a)	1,638
1,750,000	Sirius XM Radio Inc. 144A, 4.13%, 7/01/30 (a)	1,539
3,300,000	Twitter Inc. 144A, 5.00%, 3/01/30 (a)	3,375
1,750,000	Uber Technologies Inc. 144A, 4.50%, 8/15/29 (a)	1,511

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	Virgin Media Secured Finance PLC 144A, 5.50%, 5/15/29 (a)	$1,390
		59,183
Real Estate (4%)
3,600,000	Apollo Commercial Real Estate Finance Inc. 144A, 4.63%, 6/15/29 (a)	3,137
2,500,000	Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC 144A, 5.00%, 6/15/29 (a)	2,214
1,180,000	Diversified Healthcare Trust, 4.75%, 2/15/28	1,007
2,500,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (a)	2,295
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (a)	1,431
1,500,000	iStar Inc., 4.25%, 8/01/25	1,432
2,750,000	Kennedy-Wilson Inc., 4.75%, 3/01/29	2,540
3,500,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.75%, 6/15/29 (a)	3,146
2,000,000	Service Properties Trust, 5.50%, 12/15/27	1,823
1,000,000	Service Properties Trust, 7.50%, 9/15/25	999
1,500,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 144A, 4.75%, 4/15/28 (a)	1,342
3,600,000	XHR LP 144A, 4.88%, 6/01/29 (a)	3,320
		24,686
Retail (5%)
2,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.00%, 10/15/30 (a)	2,141
4,500,000	Arko Corp. 144A, 5.13%, 11/15/29 (a)	3,988
3,600,000	Asbury Automotive Group Inc. 144A, 5.00%, 2/15/32 (a)	3,200
1,000,000	Bath & Body Works Inc. 144A, 6.63%, 10/01/30 (a)	997
1,000,000	Bath & Body Works Inc., 6.88%, 11/01/35	979
650,000	Bath & Body Works Inc., 7.50%, 6/15/29	673
2,500,000	Crocs Inc. 144A, 4.13%, 8/15/31 (a)	1,999
2,500,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (a)	2,449
3,550,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	3,077
2,000,000	FirstCash Inc. 144A, 4.63%, 9/01/28 (a)	1,823
1,750,000	FirstCash Inc. 144A, 5.63%, 1/01/30 (a)	1,631
2,000,000	Group 1 Automotive Inc. 144A, 4.00%, 8/15/28 (a)	1,802
2,000,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (a)	1,738
1,300,000	Macy’s Retail Holdings LLC 144A, 5.88%, 4/01/29 (a)(e)	1,235
1,000,000	QVC Inc., 4.38%, 9/01/28	851
2,600,000	Sonic Automotive Inc. 144A, 4.88%, 11/15/31 (a)	2,223
1,000,000	Yum! Brands Inc., 4.63%, 1/31/32	910
2,000,000	Yum! Brands Inc., 5.38%, 4/01/32	1,914
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,119
		35,749
Service (3%)
2,150,000	ADT Security Corp. 144A, 4.13%, 8/01/29 (a)	1,829
1,616,000	Adtalem Global Education Inc. 144A, 5.50%, 3/01/28 (a)	1,486
2,500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	2,330
1,500,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (a)(e)	1,472
2,600,000	Carriage Services Inc. 144A, 4.25%, 5/15/29 (a)	2,265
2,000,000	Cimpress PLC 144A, 7.00%, 6/15/26 (a)	1,868

Principal or Shares	Security Description	Value (000)

2,950,000	Covanta Holding Corp. 144A, 4.88%, 12/01/29 (a)	$2,688
1,180,000	Hertz Corp. 144A, 4.63%, 12/01/26 (a)	1,077
2,500,000	Madison IAQ LLC 144A, 5.88%, 6/30/29 (a)	2,041
2,000,000	Prime Security Services Borrower LLC/Prime Finance Inc. 144A, 3.38%, 8/31/27 (a)	1,711
2,650,000	PROG Holdings Inc. 144A, 6.00%, 11/15/29 (a)	2,345
1,000,000	United Rentals North America Inc., 3.88%, 2/15/31	883
		21,995
Technology (4%)
2,500,000	ams-OSRAM AG 144A, 7.00%, 7/31/25 (a)	2,536
2,000,000	Castle U.S. Holding Corp. 144A, 9.50%, 2/15/28 (a)	1,848
2,200,000	Condor Merger Sub Inc. 144A, 7.38%, 2/15/30 (a)	1,971
2,600,000	Consensus Cloud Solutions Inc. 144A, 6.50%, 10/15/28 (a)	2,447
3,525,000	Dun & Bradstreet Corp. 144A, 5.00%, 12/15/29 (a)	3,283
3,000,000	Elastic NV 144A, 4.13%, 7/15/29 (a)	2,689
3,500,000	NCR Corp. 144A, 5.25%, 10/01/30 (a)	3,312
1,750,000	Presidio Holdings Inc. 144A, 8.25%, 2/01/28 (a)	1,702
500,000	PTC Inc. 144A, 4.00%, 2/15/28 (a)	464
3,500,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (a)	3,352
1,200,000	Seagate HDD Cayman, 3.38%, 7/15/31	977
2,500,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	2,216
		26,797
Telecommunications (4%)
3,000,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)	2,730
3,000,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	2,545
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (b)(f)	1,060
1,000,000	Altice France SA 144A, 8.13%, 2/01/27 (a)	1,009
1,000,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (a)	959
1,900,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)(e)	1,655
1,500,000	Frontier Communications Holdings LLC 144A, 6.75%, 5/01/29 (a)	1,353
2,500,000	Level 3 Financing Inc. 144A, 4.25%, 7/01/28 (a)	2,117
1,000,000	Lumen Technologies Inc., 5.63%, 4/01/25	977
1,000,000	Lumen Technologies Inc. G, 6.88%, 1/15/28	954
1,000,000	Lumen Technologies Inc. P, 7.60%, 9/15/39	875
3,500,000	Sprint Corp., 7.63%, 3/01/26	3,805
2,500,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (a)	2,210
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	1,926
1,500,000	Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31 (a)	1,271
		25,446
Transportation (2%)
1,000,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	1,152
3,000,000	American Airlines Inc./AAdvantage Loyalty IP Ltd. 144A, 5.75%, 4/20/29 (a)	2,896
2,000,000	Delta Air Lines Inc., 3.75%, 10/28/29	1,767
2,500,000	First Student Bidco Inc./First Transit Parent Inc. 144A, 4.00%, 7/31/29 (a)	2,241
1,700,000	Fortress Transportation and Infrastructure Investors LLC 144A, 5.50%, 5/01/28 (a)	1,469

Semi-Annual Report    67

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
2,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	$1,909
1,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 9.75%, 8/01/27 (a)	1,022
722,456	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	686
1,025,000	United Airlines Holdings Inc., 5.00%, 2/01/24 (e)	1,019
		14,161

Utility (2%)
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (a)	463
1,500,000	Calpine Corp. 144A, 4.63%, 2/01/29 (a)	1,313
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (a)	910
381,000	Calpine Corp. 144A, 5.25%, 6/01/26 (a)	377
2,000,000	FirstEnergy Corp. B, 4.40%, 7/15/27	1,943
1,500,000	FirstEnergy Corp. C, 7.38%, 11/15/31	1,723
1,500,000	NextEra Energy Operating Partners LP 144A, 3.88%, 10/15/26 (a)	1,417
2,500,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (a)	2,122
1,000,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	936
1,000,000	PG&E Corp., 5.00%, 7/01/28	921
1,000,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	954
1,250,000	Vistra Operations Co. LLC 144A, 5.50%, 9/01/26 (a)	1,247
		14,326
Total Corporate Bond (Cost - $680,032)		627,155

Mortgage Backed (3%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.92%, 11/25/39 (a)(c)	4,210
1,985,333	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.92%, 9/25/28 (c)	2,274
1,980,098	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.92%, 1/25/29 (c)	2,131
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 5.47%, 2/25/50 (a)(c)	1,545
1,200,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 10.17%, 2/25/49 (a)(c)	1,281

Principal or Shares	Security Description	Value (000)
1,728,087	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.92%, 10/25/29 (c)	$1,829
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (c)	903
1,820,684	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 12.42%, 5/25/43 (a)(c)	1,971
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 11.17%, 2/25/47 (a)(c)	1,690
Total Mortgage Backed (Cost - $17,014)		17,834
Stocks (0%)
Preferred Stock (0%)
80	Santander Consumer Auto Receivables Trust 2021-C, 0.00% (Cost - $1,795)	1,353
Total Stocks (Cost - $1,795)		1,353

Investment Company (2%)
16,031,621	Payden Cash Reserves Money Market Fund * (Cost - $16,032)	16,032

Total Investments (Cost - $742,727) (99%)		690,651
Other Assets, net of Liabilities (1%)		4,144

Net Assets (100%)		$694,795

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $7,451 and the total market value of the collateral held by the Fund is $7,801. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Perpetual security with no stated maturity date.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 4,964	CAD 6,359	Citibank, N.A.	09/15/2022	$17
USD 2,221	EUR 2,007	Citibank, N.A.	09/15/2022	86

				103

Liabilities:
CAD 3,043	USD 2,427	Citibank, N.A.	09/15/2022	(60)

Net Unrealized Appreciation (Depreciation)				$43

68   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
5-Year Interest Rate Swap, Pay Fixed 0.2405% Annually, Receive Variable (0.565%) (1-Month EURIBOR) Monthly	10/29/2023	EUR 2,343	$9	$—	$9
5-Year Interest Rate Swap, Receive Fixed 3.013% Semi- Annually, Pay Variable 0.105% (1-Month USD LIBOR) Monthly	10/29/2023	USD 14,240	46	—	46

			$55	$—	$55

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$7,451
Non-cash Collateral[2]	(7,451)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    69

            Payden California Municipal Income Social Impact Fund

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

Portfolio Composition - percent of investments
General Obligation	46%
Healthcare	14%
Transportation	9%
Water & Sewer	7%
Other	24%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Corporate Bond (1%)
500,000	Conservation Fund A Nonprofit Corp. 2019, 3.47%, 12/15/29	$481
500,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	498

Total Corporate Bond (Cost - $1,000)		979
General Obligation (45%)
645,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/26	680
455,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/28 AGM (a)	507
100,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/28 BAM (a)	105
250,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/32 BAM (a)	263
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	211
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	306
1,000,000	California Community Choice Financing Authority B-1, 4.00%, 2/01/52	1,013
325,000	California Earthquake Authority B, 1.33%, 7/01/22	325
1,000,000	California Infrastructure & Economic Development Bank A, 4.00%, 5/01/46	978
410,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/34	458
500,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/44	554
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/39 (b)	1,098
1,130,000	California State Public Works Board D, 5.00%, 5/01/23	1,163
650,000	California State Public Works Board, 5.00%, 10/01/25	700
645,000	California State Public Works Board B, 5.00%, 10/01/26	710
1,000,000	California State Public Works Board C, 5.00%, 8/01/27	1,081
1,000,000	California State Public Works Board A, 5.00%, 8/01/31	1,163
385,000	California State Public Works Board C, 5.25%, 10/01/33	408
300,000	City & County of San Francisco CA Community Facilities District No 2014-1 B, 3.11%, 9/01/24	298
260,000	City of Irvine CA, 5.00%, 9/02/22	263
260,000	Coronado Community Development Agency Successor Agency A, 5.00%, 9/01/33	275
1,000,000	County of Santa Barbara CA B, AMT, 5.00%, 12/01/36	1,084

Principal or Shares	Security Description	Value (000)

1,000,000	Inglewood Unified School District A, 4.00%, 8/01/22 AGM (a)	$1,006
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	545
2,460,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue A, 5.00%, 6/01/22	2,467
350,000	Los Angeles County Redevelopment Refunding Authority Redev Agency Successor Agency C, 5.25%, 12/01/26 AGM (a)	373
300,000	Miracosta Community College District B, 4.00%, 8/01/34	325
500,000	Mount Diablo Unified School District E, 5.00%, 8/01/32	503
800,000	Mountain House Public Financing Authority, 4.00%, 10/01/51	794
250,000	Municipal Improvement Corp. of Los Angeles C, 1.34%, 11/01/26	226
100,000	Municipal Improvement Corp. of Los Angeles A, 5.00%, 5/01/30	105
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/31	542
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/38	526
500,000	Napa Valley Community College District, 4.00%, 8/01/23	512
1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT A 144A, 0.64%, 10/01/47 (b)	1,000
535,000	Oakland Unified School District B, 5.00%, 8/01/25	576
1,000,000	Peninsula Corridor Joint Powers Board A, 5.00%, 6/01/37	1,148
100,000	Peralta Community College District A, 5.00%, 8/01/22	101
750,000	Sacramento Transportation Authority Sales Tax Revenue C, 0.39%, 10/01/38	750
1,000,000	San Bernardino Community College District, 2.40%, 8/01/36	811
900,000	San Diego Association of Governments, 5.00%, 11/15/26	967
500,000	San Diego County Regional Transportation Commission A, 5.00%, 10/01/22	507
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	376
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	365
550,000	San Diego Public Facilities Financing Authority B, 5.00%, 10/15/32	588
2,300,000	San Diego Unified School District E-2, 5.00%, 7/01/23	2,377

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	San Francisco Unified School District B, 4.00%, 6/15/35	$522
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	263
1,550,000	Santa Monica Community College District B, 4.00%, 8/01/45	1,551
2,000,000	Santa Monica Community College District B, 5.00%, 8/01/45	2,269
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	842
200,000	Simi Valley Public Financing Authority A, 5.00%, 10/01/29	211
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	598
1,000,000	State of California, 4.00%, 11/01/35	1,035
600,000	State of California A, 4.99%, 4/01/39	605
1,000,000	State of California, 5.00%, 4/01/30	1,147
520,000	State of California, 5.00%, 11/01/32	597
610,000	State of California, 5.00%, 12/01/34	697
625,000	State of California, 5.00%, 3/01/35	708
760,000	State of California, 5.00%, 4/01/35	847
1,000,000	Sunnyvale Financing Authority, 4.00%, 4/01/34	1,050
705,000	Sunnyvale Financing Authority, 4.00%, 4/01/50	714
1,300,000	Town of Hillsborough CA A, 0.35%, 6/01/35	1,300
350,000	Union City Community Redevelopment Agency Successor Agency A, 5.00%, 10/01/35	372
225,000	West Hollywood Public Financing Authority A, 4.00%, 4/01/34	230

Total General Obligation (Cost - $48,657)		46,691

Mortgage Backed (0%)
493,498	Washington State Housing Finance Commission A - 1, 3.50%, 12/20/35	450

Revenue (48%)

Airport/Port (5%)
500,000	City of Los Angeles Department of Airports D, AMT, 4.00%, 5/15/51	482
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/24	523
250,000	City of Los Angeles Department of Airports A, AMT, 5.00%, 5/15/26	269
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	541
1,000,000	City of Los Angeles Department of Airports D, AMT, 5.00%, 5/15/37	1,103
400,000	City of Palm Springs CA Passenger Facility Charge Revenue, AMT, 5.00%, 6/01/26 BAM (a)	427
750,000	San Diego County Regional Airport Authority B, AMT, 5.00%, 7/01/39	801
1,100,000	San Francisco City & County Airport Comm-San Francisco International Airport A, AMT, 5.00%, 5/01/24	1,144
		5,290
Education (4%)
2,300,000	California Educational Facilities Authority B, 0.40%, 10/01/36	2,300
1,000,000	California Infrastructure & Economic Development Bank, 4.00%, 11/01/46	985
120,000	California School Finance Authority A 144A, 4.00%, 7/01/22 (b)	120
1,000,000	California School Finance Authority 144A, 5.00%, 8/01/38 (b)	1,051

Principal or Shares	Security Description	Value (000)

250,000	Oxnard School District, 5.00%, 8/01/45 BAM (a)	$266
		4,722
Electric & Gas (1%)
900,000	City of Riverside CA Electric Revenue A, 0.38%, 10/01/29	900
Healthcare (13%)
150,000	Abag Finance Authority for Nonprofit Corps C, 0.39%, 8/01/35	150
750,000	California Health Facilities Financing Authority, 3.57%, 11/01/36	700
200,000	California Health Facilities Financing Authority A, 4.00%, 8/15/34	208
750,000	California Health Facilities Financing Authority A, 4.00%, 4/01/36	751
710,000	California Health Facilities Financing Authority A, 5.00%, 11/15/27	723
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	548
350,000	California Health Facilities Financing Authority A, 5.00%, 8/15/32	388
1,000,000	California Health Facilities Financing Authority D, 5.00%, 11/01/32	1,017
1,000,000	California Health Facilities Financing Authority A, 5.00%, 11/15/32	1,017
800,000	California Health Facilities Financing Authority, 5.00%, 11/01/34	896
1,000,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	1,071
650,000	California Municipal Finance Authority, 5.00%, 1/01/33	713
325,000	California Municipal Finance Authority B, 5.00%, 5/15/37	347
500,000	California Municipal Finance Authority, 5.00%, 7/01/39	554
1,000,000	California Public Finance Authority B, 0.26%, 8/01/52	1,000
800,000	California Statewide Communities Development Authority A, 0.40%, 8/01/35	800
2,000,000	Regents of the University of California Medical Center Pooled Revenue B-2, 0.30%, 5/15/32	2,000
1,000,000	Regents of the University of California Medical Center Pooled Revenue P, 5.00%, 5/15/39	1,116
		13,999
Housing (4%)
800,000	County of San Bernardino CA A, 0.39%, 2/15/27	800
500,000	CSCDA Community Improvement Authority A 144A, 3.00%, 9/01/56 (b)	353
645,000	Sacramento County Housing Authority C, 0.39%, 7/15/29	645
1,500,000	San Diego Housing Authority, 0.48%, 10/01/60	1,500
400,000	Santa Cruz Redevelopment Agency B, 0.50%, 8/15/35	400
		3,698
Industrial Development/Pollution Control (3%)
370,000	Emeryville Redevelopment Agency Successor Agency A, 5.00%, 9/01/25 AGM (a)	390
1,000,000	Golden State Tobacco Securitization Corp. B, 3.00%, 6/01/46	882
1,000,000	Golden State Tobacco Securitization Corp. A-1, 5.25%, 6/01/47	1,003

Semi-Annual Report    71

            Payden California Municipal Income Social Impact Fund continued

Principal or Shares	Security Description	Value (000)

300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	$316
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	410
		3,001
Pollution Control (1%)
200,000	Salinas Valley Solid Waste Authority A, AMT, 5.00%, 8/01/24 AGM (a)	210
35,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	37
965,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	1,001
		1,248
Power (1%)
375,000	Los Angeles Department of Water & Power, 5.00%, 7/01/28	426
750,000	Los Angeles Department of Water & Power B, 5.00%, 7/01/52	847
		1,273
Transportation (9%)
710,000	Bay Area Toll Authority G1, 0.35%, 4/01/47	710
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	669
750,000	City of Long Beach CA Harbor Revenue A, AMT, 5.00%, 5/15/28	826
1,000,000	Foothill-Eastern Transportation Corridor Agency B3, 5.50%, 1/15/53	1,005
620,000	Port of Los Angeles A, AMT, 5.00%, 8/01/24	652
1,000,000	Port of Los Angeles C1, AMT, 5.00%, 8/01/25	1,068
835,000	Port of Los Angeles A, AMT, 5.00%, 8/01/29	876
1,075,000	Port of Oakland H, AMT, 5.00%, 5/01/29	1,180
1,000,000	Riverside County Transportation Commission B1, 4.00%, 6/01/46	955
1,000,000	Santa Clara Valley Transportation Authority, 0.30%, 4/01/36	1,000
		8,941
Water & Sewer (7%)

1,500,000	City of Los Angeles CA Wastewater System Revenue A, 5.00%, 6/01/47	1,699
1,500,000	City of San Francisco CA Public Utilities Commission Water Revenue A, 5.00%, 11/01/50	1,678
300,000	City of Santa Monica CA Water Revenue, 4.00%, 8/01/35	316
300,000	City of Santa Monica CA Water Revenue, 4.00%, 8/01/36	314
500,000	East Bay Municipal Utility District Water System Revenue A-2, 0.40%, 6/01/38	500
100,000	Orange County Water District C, 5.00%, 8/15/33	113
720,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/23	741
1,000,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/37	1,149
100,000	San Diego Public Facilities Financing Authority Water Revenue A, 5.00%, 8/01/32	108
360,000	West Basin Municipal Water District A, 5.00%, 8/01/23	373
		6,991

Total Revenue (Cost - $51,982)		50,063

U.S. Treasury (3%)
1,500,000	U.S. Treasury Note, 1.13%, 10/31/26	1,385
1,000,000	U.S. Treasury Note, 1.25%, 3/31/28	907

Principal or Shares	Security Description	Value (000)

1,000,000	U.S. Treasury Note, 1.38%, 10/31/28	$906
500,000	U.S. Treasury Note, 1.38%, 12/31/28	452

Total U.S. Treasury (Cost - $3,972)		3,650

Total Investments (Cost - $106,164) (97%)		101,833

Other Assets, net of Liabilities (3%)		2,682

Net Assets (100%)		$104,515

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

72   Payden Mutual Funds

            Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	40%
Asset Backed	19%
U.S. Treasury	18%
Mortgage Backed	14%
Commercial Paper	5%
Other	4%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (91%)
Australia (USD) (1%)
185,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	$173
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 1.53%, 11/28/23 (a)(b)	516
200,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	188
		877
Bermuda (USD) (2%)
250,000	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 1.29%, 9/25/31 (a)(b)	248
250,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 1.84%, 4/25/34 (a)(b)	249
250,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.54%, 1/25/34 (a)(b)	248
150,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.89%, 4/25/34 (a)(b)	148
150,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	145
		1,038
Brazil (USD) (1%)
200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	200
260,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	261
		461
Canada (CAD) (2%)
650,000	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	496
155,008	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (a)(c)	119
49,644	GMF Canada Leasing Trust 2020-1A 144A, 0.91%, 7/20/23 CAD (a)(c)	39
460,000	GMF Canada Leasing Trust 2020-1A 144A, 1.05%, 11/20/25 CAD (a)(c)	356
250,000	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	191
		1,201
Canada (USD) (3%)
340,000	Bank of Nova Scotia, 3.45%, 4/11/25	337
350,000	Canadian Imperial Bank of Commerce, 3.30%, 4/07/25	345

Principal or Shares	Security Description	Value (000)

95,000	Enbridge Inc., 2.15%, 2/16/24	$93
70,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	69
385,000	Rogers Communications Inc. 144A, 2.95%, 3/15/25 (a)	376
250,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	242
310,000	TransCanada PipeLines Ltd., 1.00%, 10/12/24	291
		1,753
Cayman Islands (USD) (9%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	202
376,805	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 1.86%, 1/20/28 (a)(b)	374
428,153	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 1.47%, 1/18/36 (a)(b)	420
151,028	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 1.77%, 2/16/37 (a)(b)	150
667,530	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 2.03%, 4/15/29 (a)(b)	666
360,000	CIFC Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.010%), 2.05%, 4/15/30 (a)(b)	359
250,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. LIBOR USD + 1.800%), 2.35%, 12/15/39 (a)(b)	250
150,517	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 2.10%, 10/20/27 (a)(b)	150
550,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 1.300%), 1.85%, 7/15/36 (a)(b)	543
992,206	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 1.84%, 1/15/28 (a)(b)	985
100,000	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.964%), 3.47%, 7/15/35 (a)(b)	100
277,712	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 1.28%, 2/20/28 (a)(b)	277
78,014	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.050%), 1.60%, 4/14/37 (a)(b)	77
210,000	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.450%), 2.00%, 4/14/37 (a)(b)	209
70,000	Seagate HDD Cayman, 4.88%, 3/01/24	70
850,000	Southwick Park CLO LLC 2019-4A 144A, (3 mo. LIBOR USD + 1.060%), 2.12%, 7/20/32 (a)(b)	847
305,567	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 1.72%, 7/15/38 (a)(b)	305

Semi-Annual Report    73

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)

470,000	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 2.07%, 10/15/34 (a)(b)	$467
		6,451
France (USD) (1%)
420,000	Banque Federative du Credit Mutuel SA 144A, 1.00%, 2/04/25 (a)	389
450,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	460
		849
India (USD) (1%)
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (a)	510
200,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (a)	197
		707
Indonesia (USD) (1%)
395,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	399
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (a)	283
		682
Ireland (USD) (1%)
315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	301
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	261
355,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (a)	355
		917
Italy (USD) (1%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (a)	425
360,000	Republic of Italy Government International
	Bond, 1.25%, 2/17/26	328
		753
Japan (USD) (4%)
440,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	414
290,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	273
250,000	Sumitomo Mitsui Financial Group Inc., 1.47%, 7/08/25	231
500,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	486
435,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.85%, 3/25/24 (a)	414
400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	384
500,000	Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	508
		2,710
Jersey (USD) (0%)
70,000	Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	67
Netherlands (USD) (1%)
400,000	Mondelez International Holdings Netherlands BV 144A, 0.75%, 9/24/24 (a)	376
310,000	Stellantis NV, 5.25%, 4/15/23	316
		692

Principal or Shares	Security Description	Value (000)

New Zealand (USD) (0%)
280,000	ANZ New Zealand Int’l Ltd. 144A, 2.17%, 2/18/25 (a)	$270
Norway (USD) (0%)
250,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	238
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (a)	210
Saudi Arabia (USD) (0%)
200,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	195
Spain (USD) (0%)
200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.450%), 0.70%, 6/30/24 (b)	194
Supranational (USD) (0%)
70,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	71
Sweden (GBP) (1%)
250,000	Scania CV AB, 1.88%, 6/28/22 GBP (c)(d)	314
Switzerland (USD) (2%)
450,000	Credit Suisse Group AG 144A, (3 mo. LIBOR USD + 1.240%), 4.21%, 6/12/24 (a)(b)	451
200,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (a)(b)	194
500,000	UBS Group AG 144A, 3.49%, 5/23/23 (a)	501
		1,146
United Kingdom (GBP) (0%)
150,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 1.250%), 1.41%, 11/17/30 GBP (a)(b)(c)	189
United Kingdom (USD) (2%)
205,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	196
420,000	British Telecommunications PLC, 4.50%, 12/04/23	426
660,000	NatWest Group PLC, (3 mo. LIBOR USD + 1.470%), 1.98%, 5/15/23 (b)	660
255,000	Royalty Pharma PLC, 0.75%, 9/02/23	247
		1,529
United States (USD) (58%)
290,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	277
370,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (a)	370
190,000	American Express Co., 3.38%, 5/03/24	190
70,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	71
70,000	Ball Corp., 4.00%, 11/15/23	70
345,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.330%), 3.38%, 4/02/26 (b)	338
345,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.110%), 3.84%, 4/25/25 (b)	345
14,710,885	Benchmark Mortgage Trust 2018-B6, 0.57%, 10/10/51 (e)	263
95,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	89

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

150,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. 144A, 7.63%, 12/15/25 (a)	$155
245,000	BMW U.S. Capital LLC 144A, (Secured Overnight Financing Rate + 0.840%), 3.25%, 4/01/25 (a)	243
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.150%), 1.70%, 8/19/38 (a)(b)	587
450,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 0.670%), 1.23%, 6/15/38 (a)(b)	439
142,805	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.47%, 10/15/36 (a)(b)	142
153,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.63%, 10/15/36 (a)(b)	152
311,344	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 1.130%), 1.68%, 10/15/37 (a)(b)	306
200,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 1.45%, 10/15/36 (a)(b)	195
90,000	California Earthquake Authority B, 1.33%, 7/01/22	90
2,866,932	Cantor Commercial Real Estate Lending 2019- CF1, 1.30%, 5/15/52 (e)	163
89,631	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	87
479,752	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	431
70,000	CDK Global Inc., 5.00%, 10/15/24	72
70,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	72
148,913	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 6/15/34 (a)(b)	145
347,464	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 6/15/34 (a)(b)	334
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	275
55,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	52
190,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	187
1,317,207	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 1.45%, 11/15/37 (a)(b)	1,303
34,554	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 1/25/40 (a)(b)	35
45,417	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.77%, 9/25/39 (a)(b)	45
34,585	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.77%, 10/25/39 (a)(b)	35
409,232	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	403
100,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 4.32%, 2/25/40 (a)(b)	99
465,000	Daimler Finance North America LLC 144A, 0.75%, 3/01/24 (a)	445

Principal or Shares	Security Description	Value (000)

150,000	Daimler Trucks Finance North America LLC 144A, 1.13%, 12/14/23 (a)	$145
150,000	Daimler Trucks Finance North America LLC 144A, 1.63%, 12/13/24 (a)	143
180,000	Daimler Trucks Finance North America LLC 144A, 3.50%, 4/07/25 (a)	178
300,000	DataBank Issuer 2021-2A 144A, 2.40%, 10/25/51 (a)	276
104,000	Devon Energy Corp., 5.88%, 6/15/28	109
400,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	361
61,286	Drive Auto Receivables Trust 2020-2, 1.42%, 3/17/25	61
171,429	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	172
225,000	Energy Transfer LP, 4.25%, 3/15/23	227
70,000	EQT Corp., 6.63%, 2/01/25	73
700,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 2.29%, 11/25/41 (a)(b)	667
250,000	First-Citizens Bank & Trust Co., (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	245
300,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	282
200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	200
202,129	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 9/25/49 (a)(b)	202
4,921	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.650%), 0.94%, 1/25/51 (a)(b)	5
150,000	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 1.14%, 9/25/41 (a)(b)	146
39,515	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 2.37%, 1/25/50 (a)(b)	39
55,075	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 2/25/50 (a)(b)	55
63,374	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.57%, 1/25/50 (a)(b)	63
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (b)	251
246,870	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.92%, 10/25/29 (b)	261
70,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	71
245,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	236
210,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	197
65,000	General Motors Financial Co. Inc., 3.80%, 4/07/25	64
200,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	183
420,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	425
110,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	109

Semi-Annual Report    75

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)

80,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	$79
350,000	Goldman Sachs Group Inc., 3.00%, 3/15/24	347
135,000	Golub Capital BDC Inc., 3.38%, 4/15/24	133
70,000	Graphic Packaging International LLC, 4.13%, 8/15/24	70
125,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	122
250,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.02%, 3/24/24 (a)	248
70,000	HCA Inc., 5.38%, 2/01/25	72
205,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	191
175,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (a)	174
250,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	243
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	127
40,000	iStar Inc., 4.75%, 10/01/24	39
175,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	175
125,000	Magallanes Inc. 144A, 3.43%, 3/15/24 (a)	124
110,000	Magallanes Inc. 144A, 3.64%, 3/15/25 (a)	108
350,000	MassMutual Global Funding II 144A, 2.80%, 3/21/25 (a)	344
70,000	Meritage Homes Corp., 6.00%, 6/01/25	71
335,000	Microchip Technology Inc., 0.97%, 2/15/24	320
380,000	MMAF Equipment Finance LLC 2020-BA 144A, 0.49%, 8/14/25 (a)	366
360,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.940%), 2.63%, 2/18/26 (b)	347
340,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.160%), 3.62%, 4/17/25 (b)	338
23,712	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.37%, 10/15/49 (a)(b)	23
329,896	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (a)	310
351,060	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	320
146,474	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(e)	145
253,181	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(e)	248
360,000	NextEra Energy Capital Holdings Inc., 2.94%, 3/21/24	358
180,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	179
355,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	335
85,000	Nissan Motor Acceptance Co. LLC 144A, 1.13%, 9/16/24 (a)	79
536,412	Oak Street Investment Grade Net Lease Fund 2020-1A 144A, 1.85%, 11/20/50 (a)	497
500,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. LIBOR USD + 0.700%), 1.25%, 3/15/36 (a)(b)	486
130,000	Owl Rock Capital Corp., 4.25%, 1/15/26	126
85,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	79
70,000	Penske Automotive Group Inc., 3.50%, 9/01/25	68
220,000	Protective Life Global Funding 144A, 3.22%, 3/28/25 (a)	217
145,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	137

Principal or Shares	Security Description	Value (000)

70,000	Radian Group Inc., 6.63%, 3/15/25	$71
165,000	Rocket Mortgage LLC/Rocket Mortgage Co- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	146
203,453	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	199
200,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	185
180,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	167
264,326	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	243
426,367	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	391
70,000	Sprint Communications Inc., 6.00%, 11/15/22	71
350,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	324
270,138	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.32%, 4/25/43 (a)(b)	270
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.42%, 4/25/43 (a)(b)	250
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 11.17%, 2/25/47 (a)(b)	164
70,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (a)	70
50,000	T-Mobile USA Inc., 2.25%, 2/15/26	46
55,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	55
70,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	70
185,000	Toyota Motor Credit Corp., 2.50%, 3/22/24	183
70,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	71
1,000,000	U.S. Treasury Note, 0.13%, 3/31/23	983
850,000	U.S. Treasury Note, 0.25%, 6/15/24	806
921,000	U.S. Treasury Note, 0.75%, 11/15/24	874
3,391,000	U.S. Treasury Note, 0.88%, 1/31/24	3,288
1,268,000	U.S. Treasury Note, 1.50%, 8/15/22 (f)	1,269
160,000	U.S. Treasury Note, 1.50%, 2/29/24	157
1,546,000	U.S. Treasury Note, 1.50%, 2/15/25	1,489
3,125,000	U.S. Treasury Note, 2.63%, 4/15/25	3,103
850,000	U.S. Treasury Note, 2.75%, 5/31/23	855
450,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	413
75,000	VICI Properties LP, 4.38%, 5/15/25	75
225,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	221
355,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	341
265,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	263
7,301,123	Wells Fargo Commercial Mortgage Trust 2018- C46, 1.10%, 8/15/51 (e)	261
100,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	97
306,306	Westlake Automobile Receivables Trust 2019- 3A 144A, 2.49%, 10/15/24 (a)	307
240,000	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	238
11,708	Westlake Automobile Receivables Trust 2018- 3A 144A, 4.00%, 10/16/23 (a)	12
298,500	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	273
		39,897
Total Bonds (Cost - $65,551)		63,411
Commercial Paper (5%)
700,000	BASF SE, 0.90%, 6/06/22 (g)	699
600,000	Ecolab Inc., 0.75%, 5/09/22 (g)	600

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
700,000	Fidelity National Information Services, 0.76%, 5/16/22 (g)	$700
700,000	Nutrien Ltd., 0.75%, 5/11/22 (g)	700
700,000	Public Service Enterprise Group, 0.86%, 6/01/22 (g)	699
Total Commercial Paper (Cost - $3,398)		3,398
Investment Company (3%)
1,863,961	Payden Cash Reserves Money Market Fund *
	(Cost - $1,864)	1,864
Total Investments (Cost - $70,813) (99%)		68,673
Other Assets, net of Liabilities (1%)		515
Net Assets (100%)		$69,188

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	All or a portion of the security is pledged to cover futures contract margin requirements.
(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,302	CAD 1,667	HSBC Bank USA, N.A.	09/15/2022	$5
USD 197	GBP 150	HSBC Bank USA, N.A.	09/15/2022	8
USD 333	GBP 254	State Street Bank & Trust Co.	06/28/2022	14

				27

Liabilities:
CAD 67	USD 53	HSBC Bank USA, N.A.	09/15/2022	(1)

Net Unrealized Appreciation (Depreciation)				$26

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	34	Sep-23	$8,202	$(225)	$(225)
U.S. Treasury 2-Year Note Future	49	Jun-22	10,330	(181)	(181)

					(406)

Short Contracts:
U.S. Treasury 5-Year Note Future	55	Jun-22	(6,197)	263	263

Total Futures					$(143)

See notes to financial statements.

Semi-Annual Report    77

            Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Foreign Government	38%
Corporate Bond	27%
Mortgage Backed	13%
Asset Backed	11%
U.S. Treasury	7%
Other	4%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (93%)
Armenia (USD) (0%)
750,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	$561
Australia (AUD) (1%)
2,450,000	Australia Government Bond Series 145, 2.75%, 6/21/35 (b)(c)	1,643
2,700,000	Australia Government Bond Series 139, 3.25%, 4/21/25 (b)(c)	1,937
		3,580
Australia (USD) (1%)
675,000	Commonwealth Bank of Australia 144A, 2.69%, 3/11/31 (a)	565
850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(d)	703
		1,268
Austria (EUR) (0%)
120,000	Republic of Austria Government Bond Series 1 144A, 1.65%, 10/21/24 (a)(b)(c)	131
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34 (a)(b)(c)	140
390,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44 (a)(b)(c)	540
		811
Austria (USD) (0%)
210,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	204
Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond Series 74 144A, 0.80%, 6/22/25 (a)(b)(c)	106
700,000	Kingdom of Belgium Government Bond Series 75 144A, 1.00%, 6/22/31 (a)(b)(c)	717
410,000	Kingdom of Belgium Government Bond Series 78 144A, 1.60%, 6/22/47 (a)(b)(c)	403
		1,226
Bermuda (USD) (1%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	164
1,100,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 2.34%, 4/25/34 (a)(d)	1,083
300,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	271

Principal or Shares	Security Description	Value (000)

500,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.54%, 1/25/34 (a)(d)	$497
		2,015
Canada (CAD) (3%)
1,700,000	Canadian Government Bond, 0.50%, 9/01/25 (c)	1,230
1,780,000	Canadian Government Bond, 3.50%, 12/01/45 (c)	1,534
1,300,000	Canadian Government Bond, 5.00%, 6/01/37 (c)	1,265
775,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 (a)(c)	574
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 (a)(c)	633
400,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 (c)	292
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29 (a)(c)	365
700,000	Ontario Teachers’ Finance Trust 144A, 1.10%, 10/19/27 (a)(c)	483
700,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 (a)(c)	548
		6,924
Canada (USD) (2%)
212,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	212
525,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	513
1,500,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	1,453
1,075,000	TELUS Corp., 3.40%, 5/13/32	986
600,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	587
		3,751
Cayman Islands (USD) (5%)
540,000	Atrium XII 12A 144A, (3 mo. LIBOR USD + 2.800%), 3.94%, 4/22/27 (a)(d)	523
572,744	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 1.86%, 1/20/28 (a)(d)	569
286,233	BDS Ltd. 2019-FL4 144A, (1 mo. LIBOR USD + 1.100%), 1.65%, 8/15/36 (a)(d)	286
650,000	BDS Ltd. 2021-FL9 144A, (1 mo. LIBOR USD + 2.250%), 2.80%, 11/16/38 (a)(d)	643
324,879	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 1.87%, 8/20/35 (a)(d)	323
900,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (b)(d)(e)	915
250,000	FS Rialto 2021-FL3 144A, (1 mo. LIBOR USD + 2.500%), 3.05%, 11/16/36 (a)(d)	242

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,050,000	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 3.400%), 4.58%, 4/24/29 (a)(d)	$1,044
46,133	GPMT Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.300%), 1.92%, 2/22/36 (a)(d)	46
400,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. LIBOR USD + 2.200%), 2.75%, 7/15/39 (a)(d)	388
1,350,000	HGI CRE CLO Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.800%), 2.35%, 9/17/36 (a)(d)	1,338
400,000	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 2.05%, 5/15/36 (a)(d)	400
900,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 3.000%), 4.04%, 4/19/33 (a)(d)	891
620,000	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 2.850%), 3.89%, 10/18/29 (a)(d)	616
900,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 3.49%, 4/17/30 (a)(d)	890
350,000	OCP CLO Ltd. 2014-5A 144A, (3 mo. LIBOR USD + 2.900%), 4.11%, 4/26/31 (a)(d)	340
900,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 2.050%), 3.09%, 7/15/29 (a)(d)	890
300,000	OZLM XII Ltd. 2015-12A 144A, (3 mo. LIBOR USD + 1.600%), 2.89%, 4/30/27 (a)(d)	299
154,680	PFP Ltd. 2019-5 144A, (1 mo. LIBOR USD + 1.420%), 1.97%, 4/14/36 (a)(d)	154
250,000	STWD Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 2.800%), 3.35%, 4/18/38 (a)(d)	248
400,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 1.650%), 2.83%, 1/23/32 (a)(d)	398
1,000,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	791
1,100,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 3/15/38 (a)(d)	1,092
300,000	Voya CLO Ltd. 2015-1A 144A, (3 mo. LIBOR USD + 2.350%), 3.39%, 1/18/29 (a)(d)	286
		13,612

Colombia (EUR) (0%)
700,000	Colombia Government International Bond, 3.88%, 3/22/26 (c)	745
Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39 (c)	138
Dominica Republic (USD) (0%)
650,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	610
Egypt (USD) (0%)
750,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	564
Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28 (a)(b)(c)	198
400,000	Sampo Oyj, (3 mo. EURIBOR + 4.050%), 3.38%, 5/23/49 (b)(c)(d)	418
		616
France (EUR) (4%)
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26 (b)(c)	520
1,400,000	French Republic Government Bond OAT 144A, 0.50%, 6/25/44 (a)(b)(c)	1,128

Principal or Shares	Security Description	Value (000)
3,600,000	French Republic Government Bond OAT, 0.75%, 11/25/28 (b)(c)	$3,724
950,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36 (a)(b)(c)	951
3,820,000	French Republic Government Bond OAT, 1.75%, 11/25/24 (b)(c)	4,154
		10,477

France (USD) (0%)
550,000	Altice France SA 144A, 5.50%, 10/15/29 (a)	468
400,000	BPCE SA 144A, 2.38%, 1/14/25 (a)	383
		851

Germany (EUR) (3%)
2,970,000	Bundesrepublik Deutschland Bundesanleihe, 0.60%, 8/15/26 (b)(c)(f)	3,054
950,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48 (b)(c)	1,052
60,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42 (b)(c)	89
1,600,000	Bundesrepublik Deutschland Bundesanleihe Series 5, 4.00%, 1/04/37 (b)(c)	2,375
		6,570

Guatemala (USD) (0%)
550,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	473

India (USD) (0%)
665,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	664

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 (a)(c)	322

Indonesia (USD) (0%)
400,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (a)	401
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25 (a)	203
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	315
		919

Ireland (EUR) (4%)
500,000	BBAM European CLO I DAC 1A 144A, (3 mo. EURIBOR + 2.000%), 2.00%, 7/22/34 (a)(c)(d)	511
550,000	Bilbao CLO III DAC 3A 144A, (3 mo. EURIBOR + 3.000%), 3.00%, 5/17/34 (a)(c)(d)	559
550,000	BlueMountain EUR CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/34 (a)(c)(d)	561
600,000	Bridgepoint CLO DAC 2A 144A, (3 mo. EURIBOR + 2.000%), 2.00%, 4/15/35 (a)(c)(d)	612
650,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 3.40%, 10/20/33 (a)(c)(d)	676
800,000	CIFC European Funding CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.100%), 2.10%, 8/18/35 (a)(c)(d)	822
700,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 3.50%, 4/15/34 (a)(c)(d)	713
250,000	Ireland Government Bond, 1.10%, 5/15/29 (b)(c)	262
100,000	Ireland Government Bond, 3.40%, 3/18/24 (b)(c)	112
219,019	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 1.90%, 8/17/33 (a)(c)(d)	229

Semi-Annual Report    79

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)
915,896	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 2.70%, 8/17/33 (b)(c)(d)	$959
239,951	Last Mile Securities PE DAC 2021-1A 144A, (3 mo. EURIBOR + 2.350%), 2.35%, 8/17/31 (a)(c)(d)	249
350,000	North Westerly VII ESG CLO DAC VII-A 144A, (3 mo. EURIBOR + 0.840%), 0.84%, 5/15/34 (a)(c)(d)	365
900,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 4/15/34 (a)(c)(d)	936
400,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 3.000%), 3.00%, 4/15/35 (a)(c)(d)	411
750,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 (a)(c)(d)	784
700,000	Sound Point Euro CLO V Funding DAC 5A 144A, (3 mo. EURIBOR + 3.300%), 3.30%, 7/25/35 (a)(c)(d)	718
550,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33 (a)(c)(d)	568
		10,047

Ireland (USD) (0%)
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	333
Israel (USD) (1%)
900,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(d)	833
425,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(b)	396
310,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(b)	306
		1,535

Italy (EUR) (6%)
650,000	Almaviva-The Italian Innovation Co. SpA 144A, 4.88%, 10/30/26 (a)(c)	658
350,000	doValue SpA 144A, 3.38%, 7/31/26 (a)(c)	348
800,000	ERG SpA, 0.50%, 9/11/27 (b)(c)	767
5,800,000	Italy Buoni Ordinari del Tesoro BOT, 0.00%, 5/31/22 (b)(c)(f)	6,122
2,660,000	Italy Buoni Poliennali Del Tesoro 144A, 0.60%, 8/01/31 (a)(b)(c)	2,330
1,100,000	Italy Buoni Poliennali Del Tesoro 144A, 1.50%, 4/30/45 (a)(b)(c)	864
3,600,000	Italy Buoni Poliennali Del Tesoro 144A, 1.85%, 7/01/25 (a)(b)(c)	3,837
		14,926

Japan (JPY) (11%)
627,400,000	Japan Government Ten Year Bond Series 341, 0.30%, 12/20/25 (c)	4,892
670,000,000	Japan Government Ten Year Bond Series 330, 0.80%, 9/20/23 (c)	5,226
275,000,000	Japan Government Thirty Year Bond Series 58, 0.80%, 3/20/48 (c)	2,074
333,200,000	Japan Government Thirty Year Bond Series 49, 1.40%, 12/20/45 (c)	2,879
133,000,000	Japan Government Thirty Year Bond Series 33, 2.00%, 9/20/40 (c)	1,259

Principal or Shares	Security Description	Value (000)
80,000,000	Japan Government Thirty Year Bond Series 31, 2.20%, 9/20/39 (c)	$776
190,000,000	Japan Government Thirty Year Bond Series 30, 2.30%, 3/20/39 (c)	1,862
372,500,000	Japan Government Twenty Year Bond Series 146, 1.70%, 9/20/33 (c)	3,313
675,000,000	Japan Government Twenty Year Bond Series 104, 2.10%, 6/20/28 (c)	5,850
		28,131

Japan (USD) (0%)
690,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	648
Kazakhstan (USD) (0%)
650,000	KazMunayGas National Co. JSC, 5.75%, 4/19/47 (b)	591
Luxembourg (EUR) (0%)
300,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 5.25%, 10/15/26 (a)(c)	301
600,000	ContourGlobal Power Holdings SA 144A, 3.13%, 1/01/28 (a)(c)	570
		871

Luxembourg (USD) (0%)
500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	466
656,073	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	571
		1,037

Malaysia (MYR) (0%)
1,700,000	Malaysia Government Bond Series 307, 3.50%, 5/31/27 (c)	378
Mexico (MXN) (0%)
11,660,000	Mexican Bonos Series M, 5.75%, 3/05/26 (c)	511
7,760,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 (c)	369
		880

Mexico (USD) (1%)
800,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	730
750,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	606
725,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	637
900,000	Mexico City Airport Trust, 3.88%, 4/30/28 (b)	842
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	337
430,000	Total Play Telecomunicaciones SA de CV 144A, 6.38%, 9/20/28 (a)	359
		3,511

Mongolia (USD) (0%)
700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	602
Morocco (EUR) (0%)
500,000	Morocco Government International Bond 144A, 2.00%, 9/30/30 (a)(c)	438
Netherlands (EUR) (2%)
400,000	American Medical Systems Europe BV, 1.38%, 3/08/28 (c)	404
500,000	easyJet FinCo BV, 1.88%, 3/03/28 (b)(c)	471
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26 (a)(b)(c)	314
130,000	Netherlands Government Bond 144A, 2.25%, 7/15/22 (a)(b)(c)	138

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
530,000	Netherlands Government Bond 144A, 4.00%, 1/15/37 (a)(b)(c)	$758
900,000	Stellantis NV, 3.88%, 1/05/26 (b)(c)	1,003
650,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/09/27 (c)	622
		3,710

Netherlands (GBP) (0%)
500,000	NIBC Bank NV, 3.13%, 11/15/23 (b)(c)	627
Netherlands (USD) (1%)
900,000	Arcos Dorados BV 144A, 6.13%, 5/27/29 (a)	886
400,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/09/27	367
		1,253

Poland (EUR) (0%)
450,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 3.00%, 9/01/29 (a)(c)	389
Poland (PLN) (0%)
410,000	Republic of Poland Government Bond Series 1029, 2.75%, 10/25/29 (c)	73
Romania (EUR) (0%)
380,000	Romanian Government International Bond 144A, 2.63%, 12/02/40 (a)(c)	268
Russian Federation (RUB) (0%)
14,880,000	Russian Federal Bond - OFZ Series 6207, 8.15%, 2/03/27 (c)	13
Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27 (c)	212
South Africa (ZAR) (1%)
45,000,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 (c)	2,553
Spain (EUR) (3%)
600,000	Banco de Sabadell SA, (5 yr. Euro Swap + 6.414%), 6.50% (b)(c)(d)(e)	634
375,000	Food Service Project SA 144A, 5.50%, 1/21/27 (a)(c)	371
750,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 (a)(c)	712
250,000	Neinor Homes SA 144A, 4.50%, 10/15/26 (a)(c)	247
3,200,000	Spain Government Bond, 1.13%, 1/31/26 (c)(f)	3,237
1,150,000	Spain Government Bond 144A, 1.25%, 10/31/30 (a)(b)(c)	1,169
660,000	Spain Government Bond 144A, 2.90%, 10/31/46 (a)(b)(c)	761
		7,131

Spain (USD) (0%)
600,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (d)	529
Sri Lanka (USD) (0%)
350,000	Sri Lanka Government International Bond, 6.85%, 11/03/25 (b)	156
Sweden (SEK) (0%)
2,900,000	Sweden Government Bond Series 1059, 1.00%, 11/12/26 (b)(c)	288
Switzerland (CHF) (1%)
1,050,000	Swiss Confederation Government Bond, 0.50%, 5/27/30 (b)(c)	1,063

Principal or Shares	Security Description	Value (000)
Switzerland (USD) (0%)
950,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (a)(d)	$ 795
Thailand (THB) (0%)
15,100,000	Thailand Government Bond, 1.60%, 12/17/29 (c)	410

United Arab Emirates (USD) (0%)
299,430	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	311
United Kingdom (GBP) (4%)
350,000	Barclays PLC, 3.00%, 5/08/26 (b)(c)	429
350,000	Lloyds Banking Group PLC, (5 yr. UK Government Bonds Note Generic Bid Yield + 4.607%), 5.13% (c)(d)(e)	428
300,000	NatWest Group PLC, (1 yr. GBP interest rate swap + 1.490%), 2.88%, 9/19/26 (b)(c)(d)	369
130,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 3.16%, 11/17/30 (a)(c)(d)	161
260,000	United Kingdom Gilt, 4.25%, 12/07/55 (b)(c)	509
1,410,000	United Kingdom Gilt, 4.25%, 12/07/55 (b)(c)	2,760
1,560,000	United Kingdom Gilt, 4.75%, 12/07/38 (b)(c)	2,698
1,420,000	United Kingdom Gilt, 5.00%, 3/07/25 (b)(c)	1,949
		9,303

United Kingdom (USD) (0%)
520,000	Fresnillo PLC 144A, 4.25%, 10/02/50 (a)	429
United States (EUR) (2%)
700,000	BorgWarner Inc., 1.00%, 5/19/31 (c)	621
550,000	Capital One Financial Corp., 1.65%, 6/12/29 (c)	531
850,000	Discovery Communications LLC, 1.90%, 3/19/27 (c)	865
550,000	International Flavors & Fragrances Inc., 1.80%, 9/25/26 (c)	572
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.820%), 1.10%, 4/29/33 (c)(d)	634
550,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 (c)	516
650,000	Southern Co., (5 yr. Euro Swap + 2.108%), 1.88%, 9/15/81 (c)(d)	584
		4,323

United States (GBP) (0%)
350,000	General Motors Financial Co. Inc., 2.35%, 9/03/25 (b)(c)	425
United States (USD) (32%)
400,000	American Campus Communities Operating Partnership LP, 2.25%, 1/15/29	372
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	400
1,000,000	American Homes 4 Rent LP, 2.38%, 7/15/31	828
1,025,000	American Tower Corp., 2.30%, 9/15/31	835
255,450	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	239
800,000	AT&T Inc., 4.35%, 3/01/29	808
875,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (d)	790
350,000	Bank of America Corp., (3 mo. LIBOR USD + 1.210%), 3.97%, 2/07/30 (d)	339
1,000,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	915
825,000	Boeing Co., 2.20%, 2/04/26	753

Semi-Annual Report    81

            Payden Global Fixed Income  Fund continued

Principal or Shares	Security Description	Value (000)

400,000	Boston Properties LP, 2.90%, 3/15/30	$360
750,000	Broadcom Inc. 144A, 3.50%, 2/15/41 (a)	584
225,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 2.36%, 6/15/38 (a)(d)	218
637,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.85%, 10/15/36 (a)(d)	624
950,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 9/15/36 (a)(d)	917
2,293,942	Cantor Commercial Real Estate Lending 2019- CF1, 1.30%, 5/15/52 (g)	130
268,893	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	257
350,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	341
220,000	Centene Corp., 4.25%, 12/15/27	214
750,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/01/50	616
297,826	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 6/15/34 (a)(d)	290
76,786	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 1/25/40 (a)(d)	77
526,155	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(d)	519
150,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.67%, 1/25/40 (a)(d)	138
1,350,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (a)	1,268
900,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	888
825,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	757
1,296,750	DB Master Finance LLC 2021-1A 144A, 2.49%, 11/20/51 (a)	1,141
478,080	DB Master Finance LLC 2017-1A 144A, 4.03%, 11/20/47 (a)	471
400,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27	428
1,050,000	Directv Financing LLC/Directv Financing Co.- Obligor Inc. 144A, 5.88%, 8/15/27 (a)	990
1,100,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	930
800,000	Equinix Inc., 2.50%, 5/15/31	673
785,000	Evergy Inc., 2.90%, 9/15/29	720
228,004	Fannie Mae Connecticut Avenue Securities 2018- C03, (1 mo. LIBOR USD + 2.150%), 2.82%, 10/25/30 (d)	230
199,095	Fannie Mae Connecticut Avenue Securities 2016- C07, (1 mo. LIBOR USD + 9.500%), 10.17%, 5/25/29 (d)	210
495,024	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.92%, 1/25/29 (d)	533
498,124	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 11.42%, 1/25/29 (d)	544

Principal or Shares	Security Description	Value (000)

413,256	Fannie Mae-Aces 2018-M13, 3.87%, 9/25/30 (g)	$422
1,050,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	988
160,938	FN AL3577 30YR, 3.50%, 4/01/43	159
489,003	FN AS4168 30YR, 4.00%, 12/01/44	494
961,014	FN BP6345 30YR, 3.00%, 6/01/50	911
1,305,021	FN BP6626 30YR, 2.00%, 8/01/50	1,157
584,971	FN FM1717 30YR, 3.50%, 12/01/45	578
1,074,842	FN FM3162 30YR, 3.00%, 11/01/46	1,036
1,768,261	FN FM7194 30YR, 2.50%, 3/01/51	1,618
1,444,762	FN FM9195 30YR, 2.50%, 10/01/51	1,320
1,395,682	FN FS0007 30YR, 3.00%, 8/01/50	1,323
1,400,000	FNCL, 3.00%, 30YR TBA (h)	1,320
1,350,000	FNCL, 3.50%, 30YR TBA (h)	1,310
1,416,868	FR RA3728 30YR, 2.00%, 10/01/50	1,255
2,297,783	FR SB8509 15YR, 2.00%, 1/01/36	2,157
512,719	FR SD0674 30YR, 2.50%, 9/01/51	469
1,229,616	FR SD0729 30YR, 2.00%, 10/01/51	1,088
793,338	FR SD8064 30YR, 4.00%, 5/01/50	795
1,014,692	FR ZT0534 30YR, 3.50%, 12/01/47	999
425,000	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.94%, 1/25/34 (a)(d)	422
400,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 3.17%, 2/25/50 (a)(d)	383
114,264	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 4/25/49 (a)(d)	115
138,812	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 7/25/49 (a)(d)	139
600,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.97%, 10/25/48 (a)(d)	603
228,432	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.32%, 1/25/49 (a)(d)	231
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 3.37%, 10/25/49 (a)(d)	196
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 3.69%, 8/25/33 (a)(d)	758
350,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	337
528,105	G2 MA3663 30YR, 3.50%, 5/20/46	524
715,395	G2 MA4195 30YR, 3.00%, 1/20/47	688
2,316,376	G2 MA7472 30YR, 2.50%, 7/20/51	2,155
350,000	General Motors Co., 6.25%, 10/02/43	363
575,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	521
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	435
425,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	367
685,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	655
350,000	ITC Holdings Corp. 144A, 2.95%, 5/14/30 (a)	317
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30 (d)	312
416,549	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	407
850,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	832

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
860,000	Lennar Corp., 4.50%, 4/30/24	$873
680,000	Life Storage LP, 2.20%, 10/15/30	571
800,000	Magallanes Inc. 144A, 5.14%, 3/15/52 (a)	715
290,000	National Fuel Gas Co., 5.50%, 1/15/26	299
470,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	675
850,000	Owl Rock Capital Corp., 3.75%, 7/22/25	816
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	91
645,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	569
600,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	496
750,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (d)(e)	632
293,250	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	268
700,000	Progress Residential Trust 2019-SFR4 144A, 2.69%, 10/17/36 (a)	684
400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	415
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (a)	486
900,000	Simon Property Group LP, 2.45%, 9/13/29	791
312,000	Southwestern Energy Co., 8.38%, 9/15/28	338
700,000	Spirit Realty LP, 2.10%, 3/15/28	611
139,763	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.32%, 4/25/43 (a)(d)	140
850,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	704
822,938	Taco Bell Funding LLC 2021-1A 144A, 1.95%, 8/25/51 (a)	735
640,000	Toledo Hospital B, 5.33%, 11/15/28	662
4,030,000	U.S. Treasury Bond, 1.88%, 2/15/51	3,160
3,610,000	U.S. Treasury Bond, 2.25%, 8/15/46 (i)(j)	3,050
5,130,000	U.S. Treasury Bond, 4.50%, 5/15/38	6,142
130,000	U.S. Treasury Note, 1.25%, 11/30/26	121
6,148,000	U.S. Treasury Note, 1.88%, 2/15/32	5,615
700,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	701
250,000	Venture Global Calcasieu Pass LLC 144A, 3.88%, 11/01/33 (a)	218
800,000	VMware Inc., 2.20%, 8/15/31	652
800,000	Welltower Inc., 3.85%, 6/15/32	762
550,000	Workday Inc., 3.80%, 4/01/32	521

		84,019

Uzbekistan (USD) (0%)
650,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	530

Virgin Islands (British) (USD) (1%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (b)	993
550,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	523

		1,516

Total Bonds (Cost - $276,574)		241,155

Bank Loans(k) (2%)
507,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 10.02%, 11/01/25	543

Principal or Shares	Security Description	Value (000)
1,050,500	DirectV Financing LLC Closing Date Term Loan 1L, (LIBOR USD 3-Month + 5.000%), 5.76%, 8/02/27	$1,048
314,271	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.76%, 2/05/25	312
349,125	Southwestern Energy Co. Term Loan B 1L, (LIBOR USD 3-Month + 1.500%), 3.30%, 6/22/27	349
797,188	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.79%, 9/22/28	796
481,228	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.26%, 2/05/27	474
474,225	United Natural Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 10/22/25	472
1,097,250	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 8/03/28	1,087

Total Bank Loans (Cost - $5,061)		5,081

Investment Company (3%)
4,723,483	Payden Cash Reserves Money Market Fund *	4,723
146,702	Payden Floating Rate Fund, SI Class *	1,432

Total Investment Company (Cost - $6,192)		6,155

Total Investments (Cost - $287,827) (96%)		252,391
Other Assets, net of Liabilities (4%)		11,873

Net Assets (100%)		$264,264

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(e)	Perpetual security with no stated maturity date.
(f)	Yield to maturity at time of purchase.
(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security was purchased on a delayed delivery basis.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.
(j)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(k)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Semi-Annual Report    83

            Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
RUB 17,890	USD 160	Credit Suisse First Boston Corp.	05/18/2022	$82
USD 4,474	AUD 6,103	Barclays Bank PLC	05/16/2022	161
USD 4,357	CAD 5,531	Barclays Bank PLC	05/16/2022	52
USD 442	MYR 1,856	Barclays Bank PLC	06/14/2022	16
USD 464	THB 15,270	Barclays Bank PLC	06/14/2022	18
USD 33,693	JPY 4,167,100	Citibank, N.A.	05/10/2022	1,571
USD 1,236	CHF 1,151	Citibank, N.A.	07/19/2022	48
USD 210	PLN 906	Citibank, N.A.	07/19/2022	7
USD 2,957	ZAR 43,500	Citibank, N.A.	07/19/2022	226
USD 11,843	GBP 9,059	HSBC Bank USA, N.A.	05/10/2022	452
USD 98	CNH 625	HSBC Bank USA, N.A.	05/23/2022	4
USD 2,065	CHF 1,937	HSBC Bank USA, N.A.	06/21/2022	68
USD 2,027	GBP 1,571	HSBC Bank USA, N.A.	06/21/2022	51
USD 181	DKK 1,235	HSBC Bank USA, N.A.	07/19/2022	5
USD 1,391	MXN 27,980	HSBC Bank USA, N.A.	07/19/2022	42
USD 335	SEK 3,182	HSBC Bank USA, N.A.	07/19/2022	10
USD 246	SGD 336	HSBC Bank USA, N.A.	07/19/2022	3
USD 2,027	AUD 2,707	HSBC Bank USA, N.A.	07/20/2022	111
USD 2,662	GBP 2,063	HSBC Bank USA, N.A.	07/21/2022	67
USD 70,861	EUR 64,910	State Street Bank & Trust Co.	05/10/2022	2,352
USD 4,176	EUR 3,745	State Street Bank & Trust Co.	05/17/2022	222
USD 2,054	EUR 1,869	State Street Bank & Trust Co.	06/16/2022	77
USD 2,029	AUD 2,710	State Street Bank & Trust Co.	07/13/2022	112
USD 3,960	AUD 5,334	State Street Bank & Trust Co.	07/19/2022	186
USD 7,750	CAD 9,791	State Street Bank & Trust Co.	07/19/2022	131

				6,074

Liabilities:
AUD 6,103	USD 4,369	Barclays Bank PLC	05/16/2022	(56)
AUD 2,710	USD 1,943	State Street Bank & Trust Co.	07/13/2022	(25)
CAD 5,531	USD 4,331	Barclays Bank PLC	05/16/2022	(26)
CHF 1,937	USD 2,034	HSBC Bank USA, N.A.	06/21/2022	(37)
EUR 3,745	USD 4,310	State Street Bank & Trust Co.	05/17/2022	(356)
EUR 1,869	USD 2,063	State Street Bank & Trust Co.	06/16/2022	(87)
GBP 1,571	USD 2,057	HSBC Bank USA, N.A.	06/21/2022	(81)
IDR 20,530,000	USD 1,430	Citibank, N.A.	07/12/2022	(21)
JPY 250,600	USD 2,030	State Street Bank & Trust Co.	07/20/2022	(92)
NOK 23,776	USD 2,668	HSBC Bank USA, N.A.	07/21/2022	(132)
SGD 1,912	USD 1,408	Citibank, N.A.	07/12/2022	(25)
USD 232	RUB 17,890	HSBC Bank USA, N.A.	05/18/2022	(10)

				(948)

Net Unrealized Appreciation (Depreciation)				$5,126

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bund Future	63	Jun-22	$10,208	$(416)	$(416)
Euro-Buxl Future	6	Jun-22	1,082	(185)	(185)
Euro-Schatz Future	40	Jun-22	4,648	(67)	(67)
Long Gilt Future	9	Jun-22	1,340	(29)	(29)
U.S. Long Bond Future	17	Jun-22	2,392	(237)	(237)
U.S. Treasury 2-Year Note Future	68	Jun-22	14,335	(217)	(217)

84   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
U.S. Ultra Bond Future	14	Jun-22	$2,246	$(263)	$(263)

					(1,414)

Short Contracts:
Euro-Bobl Future	74	Jun-22	(9,928)	108	108
Euro-Oat Future	30	Jun-22	(4,616)	125	125
U.S. 10-Year Ultra Future	84	Jun-22	(10,836)	797	797
U.S. Treasury 10-Year Note Future	19	Jun-22	(2,264)	72	72
U.S. Treasury 5-Year Note Future	3	Jun-22	338	—	—

					1,102

Total Futures					$(312)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Pay Fixed 0.2990% Semi-
Annually, Receive Variable 1.2673% (3-Month USD LIBOR) Quarterly	07/30/2031	USD 4,681	$639	$—	$639
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly,
Pay Variable 1.510% (3M KWCDC) Quarterly	10/07/2029	KRW 1,584,200	(163)	—	(163)
10-Year Interest Rate Swap, Receive Fixed 1.800% Quarterly,
Pay Variable 1.500% (3M KWCDC) Quarterly	09/23/2031	KRW 2,288,000	(176)	—	(176)
5-Year Interest Rate Swap, Receive Fixed 2.350% Quarterly,
Pay Variable 1.700% (CNRR007) Quarterly	07/03/2025	CNY 11,800	—	—	—
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly,
Pay Variable 2.580% (CNRR007) Quarterly	02/05/2025	CNY 2,350	3	—	3
5-Year Interest Rate Swap, Receive Fixed 2.635% Quarterly,
Pay Variable 2.000% (CNRR007) Quarterly	01/08/2026	CNY 38,600	47	—	47
5-Year Interest Rate Swap, Receive Fixed 2.715% Quarterly,
Pay Variable 2.000% (CNRR007) Quarterly	09/16/2025	CNY 12,200	21	—	21
5-Year Interest Rate Swap, Receive Fixed 2.720% Quarterly,
Pay Variable 2.000% (CNRR007) Quarterly	10/14/2025	CNY 10,000	17	—	17
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly,
Pay Variable 1.7000% (CNRR007) Quarterly	01/17/2025	CNY 11,580	28	—	28
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly,
Pay Variable 2.000% (CNRR007) Quarterly	12/09/2024	CNY 28,890	77	—	77
5-Year Interest Rate Swap, Receive Fixed 2.4810% Quarterly,
Pay Variable 1.7500% (CNRR007) Quarterly	09/22/2026	CNY 33,000	6	—	6

			$499	$—	$499

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap, Receive Fixed 2.5625% at Maturity, Pay Variable (Change in CPI) at Maturity	07/30/2031	USD 4,066	$(405)	$—	$(405)

Semi-Annual Report    85

            Payden Global Fixed Income Fund continued

Open OTC Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 1.850% Quarterly, Pay Variable 1.70% (CNRR007) Quarterly, Counterparty: Goldman Sachs & Co.	05/08/2025	CNY 16,000	$(35)	$—	$(35)

See notes to financial statements.

86   Payden Mutual Funds

            Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return.	Portfolio Composition - percent of investments

	Foreign Government	68%
	Corporate Bond	30%
	Investment Company	2%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (97%)

Angola (USD) (2%)
4,640,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	$4,468
3,730,000	Angolan Government International Bond 144A, 8.75%, 4/14/32 (a)	3,539
7,270,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	6,581
		14,588
Argentina (ARS) (0%)
44,420,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)(b)	358

Argentina (USD) (2%)
8,331,273	Argentine Republic Government International Bond, 0.50%, 7/09/30	2,637
1,718,995	Argentine Republic Government International Bond, 1.00%, 7/09/29	555
11,397,476	Argentine Republic Government International Bond, 1.13%, 7/09/35	3,267
10,679,090	Argentine Republic Government International Bond, 2.00%, 1/09/38	3,861
4,697,500	Argentine Republic Government International Bond, 2.50%, 7/09/41	1,580
850,000	Ciudad Autonoma De Buenos Aires 144A, 7.50%, 6/01/27 (a)	780
2,610,000	Pampa Energia SA 144A, 7.50%, 1/24/27 (a)	2,428
1,348,500	Province of Santa Fe 144A, 7.00%, 3/23/23 (a)	1,284
3,265,000	Provincia de Buenos Aires Government Bonds, 3.00%, 9/01/37	1,069
4,272,678	Provincia de Cordoba 144A, 5.00%, 12/10/25 (a)	3,525
		20,986
Armenia (USD) (1%)
6,950,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	5,196
5,390,000	Republic of Armenia International Bond 144A, 3.95%, 9/26/29 (a)	4,339
1,480,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	1,460
		10,995
Austria (USD) (0%)
1,040,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	827
1,370,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	1,330
		2,157
Bahrain (USD) (2%)
7,855,000	Bahrain Government International Bond 144A, 5.25%, 1/25/33 (a)	6,945
3,470,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	3,213

Principal or Shares	Security Description	Value (000)

3,500,000	Bahrain Government International Bond 144A, 5.63%, 5/18/34 (a)	$3,160
4,255,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	4,324
		17,642
Belarus (USD) (0%)
1,450,000	Republic of Belarus International Bond 144A, 6.20%, 2/28/30 (a)	210
1,010,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	172
1,145,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	177
		559
Bermuda (USD) (1%)
2,710,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	2,223
1,810,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	1,634
685,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	697
610,000	Geopark Ltd., 6.50%, 9/21/24 (c)	621
4,440,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)(d)	4,256
		9,431
Brazil (BRL) (1%)
24,700,000	Brazil Letras do Tesouro Nacional, 1/01/23 BRL (b)(e)	4,599
26,300,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/29 BRL (b)	4,848
		9,447
Brazil (USD) (2%)
4,460,000	Brazilian Government International Bond, 4.75%, 1/14/50	3,381
4,780,000	Brazilian Government International Bond, 5.00%, 1/27/45	3,857
3,860,000	BRF SA 144A, 5.75%, 9/21/50 (a)	3,034
1,220,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(f)	1,098
4,332,010	USJ-Acucar e Alcool S/A 144A, 9.88%, 11/09/23 (a)(g)	2,253
		13,623
Cayman Islands (USD) (0%)
1,285,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (c)(f)(h)	1,306
868,000	Odebrecht Oil & Gas Finance Ltd. 144A (a)(e)(h)	4
		1,310

Semi-Annual Report    87

            Payden Emerging Markets Bond  Fund continued

Principal or Shares	Security Description	Value (000)

Chile (CLP) (1%)
2,070,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 4.00%, 3/01/23 CLP (a)(b)(c)	$2,349
5,445,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (a)(b)(c)	6,221
		8,570
Chile (USD) (0%)
1,480,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	1,256

Colombia (COP) (1%)
22,905,100,000	Colombian TES Series B, 7.00%, 3/26/31 COP (b)	4,703
33,890,000,000	Colombian TES Series B, 9.25%, 5/28/42 COP (b)	7,632
		12,335
Colombia (USD) (2%)
5,912,000	Colombia Government International Bond, 3.13%, 4/15/31	4,614
3,295,000	Colombia Government International Bond, 3.25%, 4/22/32	2,525
1,440,000	Colombia Government International Bond, 4.13%, 2/22/42	1,010
4,680,000	Colombia Government International Bond, 5.00%, 6/15/45	3,493
3,959,000	Colombia Government International Bond, 6.13%, 1/18/41	3,506
4,870,000	Colombia Government International Bond, 7.38%, 9/18/37	5,032
		20,180
Costa Rica (USD) (1%)
2,600,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	2,487
4,300,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	4,173
		6,660
Dominica Republic (USD) (5%)
5,195,000	Dominican Republic International Bond 144A, 4.50%, 1/30/30 (a)	4,497
2,080,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	1,752
2,225,000	Dominican Republic International Bond 144A, 5.30%, 1/21/41 (a)	1,763
5,090,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	4,776
7,075,000	Dominican Republic International Bond 144A, 5.88%, 1/30/60 (a)	5,397
3,225,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	3,199
4,775,000	Dominican Republic International Bond 144A, 6.00%, 2/22/33 (a)	4,349
2,570,000	Dominican Republic International Bond 144A, 6.40%, 6/05/49 (a)	2,188
2,300,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	1,986
5,960,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	5,384
3,715,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	3,906
		39,197

Principal or Shares	Security Description	Value (000)

Ecuador (USD) (3%)
1,866,899	Ecuador Government International Bond 144A–, 7/31/30 (a)(e)	$1,020
22,012,250	Ecuador Government International Bond 144A, 0.50%, 7/31/40 (a)	12,036
14,559,458	Ecuador Government International Bond 144A, 1.00%, 7/31/35 (a)	9,114
8,095,000	Ecuador Government International Bond 144A, 5.00%, 7/31/30 (a)	6,600
		28,770
Egypt (EUR) (0%)
3,120,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (a)(b)	2,489

Egypt (USD) (3%)
2,240,000	Egypt Government International Bond 144A, 5.75%, 5/29/24 (a)	2,096
3,220,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	2,420
1,760,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	1,566
4,885,000	Egypt Government International Bond 144A, 7.63%, 5/29/32 (a)	3,821
2,300,000	Egypt Government International Bond, 7.63%, 5/29/32 (c)	1,799
4,370,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	3,011
3,595,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	2,620
4,120,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	3,025
2,870,000	Egypt Government International Bond 144A, 8.75%, 9/30/51 (a)	2,114
6,260,000	Egypt Government International Bond 144A, 8.88%, 5/29/50 (a)	4,632
		27,104
Gabon (USD) (1%)
5,145,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	4,664

Ghana (USD) (3%)
2,140,000	Ghana Government International Bond 144A–, 4/07/25 (a)(d)(e)	1,320
3,290,000	Ghana Government International Bond 144A, 6.38%, 2/11/27 (a)	2,247
2,800,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	1,778
1,130,000	Ghana Government International Bond 144A, 7.75%, 4/07/29 (a)	722
5,360,000	Ghana Government International Bond 144A, 8.13%, 3/26/32 (a)	3,316
2,105,000	Ghana Government International Bond, 8.13%, 3/26/32 (c)	1,302
1,910,000	Ghana Government International Bond 144A, 8.63%, 4/07/34 (a)	1,160
9,970,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	5,808
6,910,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	6,858
		24,511
Guatemala (USD) (1%)
3,560,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	3,059

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,755,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (a)	$1,725
3,965,000	Guatemala Government Bond 144A, 6.13%, 6/01/50 (a)	3,805
		8,589
India (USD) (1%)
1,672,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	1,441
3,239,900	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	2,882
775,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	777
2,585,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	2,456
3,725,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	3,719
		11,275
Indonesia (USD) (3%)
2,250,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	2,209
2,920,000	Hutama Karya Persero PT 144A, 3.75%, 5/11/30 (a)	2,781
1,260,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	1,262
2,340,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (a)	2,350
1,530,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	1,669
3,290,000	Indonesia Government International Bond 144A, 7.75%, 1/17/38 (a)	4,185
2,060,000	Indonesia Government International Bond, 8.50%, 10/12/35 (c)	2,770
3,690,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	3,993
864,000	Perusahaan Listrik Negara PT 144A, 4.88%, 7/17/49 (a)	736
1,950,000	Perusahaan Listrik Negara PT 144A, 5.25%, 5/15/47 (a)	1,763
5,210,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	5,243
		28,961
Ireland (USD) (0%)
2,000,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	1,943

Israel (USD) (1%)
3,615,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(c)(f)	3,344
2,615,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(c)(d)	2,585
1,690,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(c)(f)	1,542
		7,471
Ivory Coast (EUR) (1%)
1,915,000	Ivory Coast Government International Bond 144A, 4.88%, 1/30/32 EUR (a)(b)	1,704
2,646,000	Ivory Coast Government International Bond 144A, 5.25%, 3/22/30 EUR (a)(b)	2,509
2,250,000	Ivory Coast Government International Bond 144A, 5.88%, 10/17/31 EUR (a)(b)	2,129

Principal or Shares	Security Description	Value (000)

2,070,000	Ivory Coast Government International Bond 144A, 6.63%, 3/22/48 EUR (a)(b)	$1,751
		8,093
Ivory Coast (USD) (1%)
2,391,280	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	2,284
4,530,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	4,175
		6,459
Jersey (USD) (0%)
3,975,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	3,336

Jordan (USD) (1%)
4,990,000	Jordan Government International Bond 144A, 5.85%, 7/07/30 (a)	4,448
1,570,000	Jordan Government International Bond 144A, 6.13%, 1/29/26 (a)	1,529
		5,977
Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(b)	3,943

Kazakhstan (USD) (2%)
7,375,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	8,360
4,375,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	3,979
975,000	KazMunayGas National Co. JSC 144A, 6.38%, 10/24/48 (a)	935
		13,274
Kenya (USD) (1%)
1,095,000	Republic of Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	1,060
4,470,000	Republic of Kenya Government International Bond 144A, 7.00%, 5/22/27 (a)	3,988
1,405,000	Republic of Kenya Government International Bond 144A, 7.25%, 2/28/28 (a)	1,238
2,480,000	Republic of Kenya Government International Bond 144A, 8.00%, 5/22/32 (a)	2,143
2,520,000	Republic of Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	1,941
		10,370
Lebanon (USD) (0%)
2,950,000	Lebanon Government International Bond, 6.00%, 1/27/23 (c)(g)	361
3,000,000	Lebanon Government International Bond, 6.20%, 2/26/25 (c)(g)	363
1,805,000	Lebanon Government International Bond, 6.60%, 11/27/26 (c)(g)	221
1,096,000	Lebanon Government International Bond, 6.65%, 2/26/30 (c)(g)	132
1,540,000	Lebanon Government International Bond, 6.75%, 11/29/27 (c)(g)	187
1,210,000	Lebanon Government International Bond, 6.85%, 5/25/29 (g)	144
2,590,000	Lebanon Government International Bond, 7.00%, 3/23/32 (c)(g)	317
		1,725

Semi-Annual Report    89

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

Luxembourg (USD) (1%)
3,065,000	EIG Pearl Holdings Sarl 144A, 4.39%, 11/30/46 (a)	$2,604
2,325,199	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	2,023
2,522,000	Millicom International Cellular SA 144A, 4.50%, 4/27/31 (a)	2,188
		6,815
Malaysia (USD) (1%)
6,700,000	1MDB Energy Ltd., 5.99%, 5/11/22 (c)	6,683
2,360,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	2,406
		9,089
Mauritius (USD) (0%)
1,085,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	1,092
2,500,000	Network i2i Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.277%), 5.65% (a)(f)(h)	2,466
		3,558
Mexico (MXN) (1%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	835
121,300,000	Mexican Bonos Series M 20, 7.50%, 6/03/27 MXN (b)	5,576
		6,411
Mexico (USD) (6%)
1,130,000	Cemex SAB de CV 144A, 3.88%, 7/11/31 (a)	960
1,690,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(f)(h)	1,546
2,795,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	2,259
3,775,394	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	3,605
330,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	284
2,390,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(f)(h)	2,405
2,920,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	2,731
4,380,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	3,501
2,645,000	Mexico Government International Bond, 4.40%, 2/12/52	2,118
5,393,000	Petroleos Mexicanos, 6.49%, 1/23/27	5,185
3,810,000	Petroleos Mexicanos, 6.50%, 3/13/27	3,647
3,950,000	Petroleos Mexicanos, 6.50%, 6/02/41	2,950
3,180,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,585
7,746,000	Petroleos Mexicanos, 6.70%, 2/16/32	6,690
6,609,000	Petroleos Mexicanos, 6.75%, 9/21/47	4,789
4,985,000	Petroleos Mexicanos, 6.95%, 1/28/60	3,624
2,885,000	Petroleos Mexicanos, 7.69%, 1/23/50	2,260
2,370,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	2,215
		53,354
Mongolia (USD) (1%)
5,645,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	5,610
4,610,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	3,963

Principal or Shares	Security Description	Value (000)

1,310,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	$1,235
		10,808
Morocco (USD) (0%)
2,435,000	Morocco Government International Bond 144A, 3.00%, 12/15/32 (a)	1,936

Netherlands (USD) (1%)
6,725,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	5,681
4,614,688	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	4,382
2,370,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	1,651
		11,714
Nigeria (USD) (4%)
4,020,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	3,450
7,860,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	7,000
2,480,000	Nigeria Government International Bond, 6.50%, 11/28/27 (c)	2,209
2,065,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	1,771
1,010,000	Nigeria Government International Bond 144A, 7.38%, 9/28/33 (a)	811
3,690,000	Nigeria Government International Bond 144A, 7.63%, 11/28/47 (a)(d)	2,642
3,405,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	2,574
4,910,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	4,137
5,315,000	Nigeria Government International Bond 144A, 8.38%, 3/24/29 (a)	4,973
3,475,000	Nigeria Government International Bond 144A, 8.75%, 1/21/31 (a)	3,159
		32,726
Oman (USD) (3%)
6,300,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	6,342
3,785,000	Oman Government International Bond 144A, 6.00%, 8/01/29 (a)	3,837
2,095,000	Oman Government International Bond 144A, 6.25%, 1/25/31 (a)	2,138
7,540,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	6,922
3,370,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	3,169
4,460,000	Oman Government International Bond 144A, 7.00%, 1/25/51 (a)	4,305
2,050,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (a)	2,261
		28,974
Pakistan (USD) (1%)
500,000	Pakistan Government International Bond, 6.00%, 4/08/26 (c)	410
1,680,000	Pakistan Government International Bond 144A, 6.00%, 4/08/26 (a)	1,379
6,380,000	Pakistan Government International Bond 144A, 7.38%, 4/08/31 (a)	4,900
200,000	Pakistan Government International Bond, 8.88%, 4/08/51 (c)	144

90   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,665,000	Pakistan Government International Bond 144A, 8.88%, 4/08/51 (a)	$1,916
		8,749
Panama (USD) (2%)
3,090,000	Aeropuerto Internacional de Tocumen SA 144A, 5.13%, 8/11/61 (a)	2,660
4,800,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	4,278
2,630,000	Banco Nacional de Panama 144A, 2.50%, 8/11/30 (a)	2,230
2,655,000	Panama Government International Bond, 4.30%, 4/29/53	2,222
1,865,000	Panama Government International Bond, 4.50%, 5/15/47	1,631
3,695,000	Panama Government International Bond, 6.70%, 1/26/36	4,154
		17,175
Paraguay (USD) (1%)
1,415,000	Paraguay Government International Bond 144A, 5.40%, 3/30/50 (a)	1,259
2,745,000	Paraguay Government International Bond 144A, 5.60%, 3/13/48 (a)	2,492
2,330,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)	2,307
		6,058
Peru (PEN) (1%)
6,210,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(b)	1,626
38,260,000	Peru Government Bond, 5.35%, 8/12/40 PEN (b)	7,268
		8,894
Philippines (USD) (0%)
1,995,000	Philippine Government International Bond, 3.70%, 3/01/41	1,760

Qatar (USD) (2%)
1,790,000	Qatar Energy 144A, 2.25%, 7/12/31 (a)	1,565
8,220,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	8,352
3,725,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	4,013
3,260,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	3,636
		17,566
Romania (EUR) (1%)
6,435,000	Romanian Government International Bond 144A, 3.38%, 1/28/50 EUR (a)(b)	4,614
2,726,000	Romanian Government International Bond 144A, 4.63%, 4/03/49 EUR (a)(b)	2,403
		7,017
Romania (USD) (1%)
2,030,000	Romanian Government International Bond 144A, 3.00%, 2/27/27 (a)	1,893
7,760,000	Romanian Government International Bond 144A, 5.13%, 6/15/48 (a)	7,070
		8,963
Russian Federation (RUB) (0%)
894,500,000	Russian Federal Bond - OFZ Series 6224, 6.90%, 5/23/29 RUB (b)	765

Principal or Shares	Security Description	Value (000)

Saudi Arabia (USD) (2%)
2,810,000	Saudi Arabian Oil Co. 144A, 3.50%, 11/24/70 (a)	$2,161
6,550,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	6,279
6,965,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	6,106
885,000	Saudi Government International Bond 144A, 5.25%, 1/16/50 (a)	961
		15,507
Senegal (USD) (1%)
11,305,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	10,141
2,685,000	Senegal Government International Bond 144A, 6.75%, 3/13/48 (a)	2,147
		12,288
Serbia (USD) (1%)
5,105,000	Serbia International Bond 144A, 2.13%, 12/01/30 (a)	3,831

South Africa (USD) (3%)
2,670,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	2,643
1,975,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	1,928
2,235,000	Eskom Holdings SOC Ltd., 7.13%, 2/11/25 (c)	2,141
770,000	Eskom Holdings SOC Ltd. 144A, 7.13%, 2/11/25 (a)	738
1,605,000	Eskom Holdings SOC Ltd. 144A, 8.45%, 8/10/28 (a)	1,549
1,725,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	1,578
2,700,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	2,148
3,540,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	2,818
2,320,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30 (d)	2,282
2,050,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	1,953
3,230,000	Republic of South Africa Government International Bond, 7.30%, 4/20/52	3,033
1,705,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	1,684
		24,495
South Africa (ZAR) (2%)
176,370,000	Republic of South Africa Government Bond Series 2037, 8.50%, 1/31/37 ZAR (b)	9,233
113,800,000	Republic of South Africa Government Bond Series 2048, 8.75%, 2/28/48 ZAR (b)	5,858
		15,091
Spain (USD) (0%)
2,560,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	2,136

Sri Lanka (USD) (2%)
2,875,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	1,377
7,595,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	3,280
9,250,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	4,056
7,765,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	3,465

Semi-Annual Report    91

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,885,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	$807
6,165,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	2,659
		15,644
Thailand (USD) (0%)
1,805,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%), 5.00% (a)(f)(h)	1,766

Turkey (USD) (2%)
970,000	TC Ziraat Bankasi AS, 5.13%, 5/03/22	970
5,025,000	Turkey Government International Bond, 4.25%, 4/14/26	4,455
3,995,000	Turkey Government International Bond, 6.13%, 10/24/28	3,575
3,915,000	Turkey Government International Bond, 7.25%, 12/23/23	3,987
3,345,000	Turkey Government International Bond, 7.38%, 2/05/25	3,342
		16,329
Ukraine (EUR) (0%)
1,385,000	Ukraine Government International Bond 144A, 4.38%, 1/27/30 EUR (a)(b)	470
2,790,000	Ukraine Government International Bond 144A, 6.75%, 6/20/26 EUR (a)(b)	982
		1,452
Ukraine (UAH) (0%)
56,920,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)(b)	1,175

Ukraine (USD) (1%)
2,695,000	Ukraine Government International Bond 144A, 1.26%, 5/31/40 (a)(i)	791
4,360,000	Ukraine Government International Bond 144A, 7.25%, 3/15/33 (a)	1,413
980,000	Ukraine Government International Bond 144A, 7.38%, 9/25/32 (a)	316
1,135,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	386
3,005,000	Ukraine Government International Bond, 7.75%, 9/01/25 (c)	1,022
6,015,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (a)	2,052
4,668,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	1,580
		7,560
United Arab Emirates (USD) (3%)
7,623,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	7,566
1,500,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (a)	1,244
2,614,024	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	2,719
1,025,000	DP World PLC 144A, 5.63%, 9/25/48 (a)	1,030
1,110,000	DP World PLC 144A, 6.85%, 7/02/37 (a)	1,266
2,445,000	First Abu Dhabi Bank PJSC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.138%), 4.50% (c)(f)(h)	2,425
2,100,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(f)(h)	1,931

Principal or Shares	Security Description	Value (000)

2,725,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	$3,199
		21,380
United Kingdom (IDR) (1%)
	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)(b)	9,011

United Kingdom (USD) (0%)
2,530,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	2,106

United States (IDR) (0%)
36,100,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)(b)	2,676

United States (UAH) (0%)
13,700,000	Citigroup Global Markets Holdings Inc. 1 144A, 14.41%, 10/17/22 UAH (a)(b)	400

United States (USD) (1%)
2,795,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)(d)	2,735
1,200,000	MercadoLibre Inc., 3.13%, 1/14/31	972
1,530,000	NBM U.S. Holdings Inc. 144A, 6.63%, 8/06/29 (a)	1,564
2,180,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	1,923
		7,194
Uruguay (UYU) (1%)
191,069,498	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (b)	5,236
188,148,118	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (b)	5,431
		10,667
Uzbekistan (USD) (2%)
6,680,000	Republic of Uzbekistan International Bond
	144A, 3.70%, 11/25/30 (a)	5,478
4,350,000	Republic of Uzbekistan International Bond
	144A, 3.90%, 10/19/31 (a)	3,550
3,465,000	Republic of Uzbekistan International Bond 144A, 5.38%, 2/20/29 (a)	3,339
		12,367
Venezuela (USD) (0%)
3,630,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (c)(g)	248
3,440,000	Petroleos de Venezuela SA, 6.00%, 11/15/26 (c)(g)	235
1,122,500	Petroleos de Venezuela SA, 8.50%, 10/27/20 (c)(g)	191
2,890,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (c)(g)	213
1,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (c)(g)	121
4,560,000	Venezuela Government International Bond, 7.65%, 4/21/25 (c)(g)	390
2,350,000	Venezuela Government International Bond, 7.75%, 10/13/19 (c)(g)	201
5,300,000	Venezuela Government International Bond, 9.25%, 9/15/27 (g)	453
		2,052
Virgin Islands (British) (USD) (3%)
23,600,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (c)	23,433

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Zambia (USD) (1%)
4,750,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	$3,594
5,145,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	3,856
		7,450

Total Bonds (Cost - $1,027,721)		846,590

Investment Company (2%)
17,995,595	Payden Cash Reserves Money Market Fund*
	(Cost - $17,996)	17,996
Total Investments (Cost - $1,045,717) (99%)		864,586
Other Assets, net of Liabilities (1%)		13,140

Net Assets (100%)		$877,726

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $4,837 and the total market value of the collateral held by the Fund is $5,073. Amounts in 000s.

(e)	Yield to maturity at time of purchase.
(f)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Perpetual security with no stated maturity date.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
RUB 1,032,527	USD 8,978	BB&T Capital Markets Inc.	05/18/2022	$4,962
RUB 103,753	USD 898	HSBC Bank USA, N.A.	05/18/2022	503
USD 483	THB 16,200	Barclays Bank PLC	06/14/2022	10
USD 8,848	THB 291,150	Barclays Bank PLC	06/14/2022	341
USD 1,005	PEN 3,785	Barclays Bank PLC	07/18/2022	28
USD 4,515	PLN 19,555	BNP PARIBAS	05/17/2022	114
USD 22,023	ZAR 336,200	BNP PARIBAS	06/13/2022	842
USD 9,695	PEN 36,454	BNP PARIBAS	07/18/2022	284
USD 915	BRL 4,485	HSBC Bank USA, N.A.	07/14/2022	29
USD 35,338	EUR 32,017	HSBC Bank USA, N.A.	09/15/2022	1,285

				8,398

Liabilities:
COP 2,168,000	USD 571	Citibank, N.A.	06/23/2022	(28)
MYR 18,627	USD 4,438	Barclays Bank PLC	06/14/2022	(163)
PEN 2,485	USD 659	Barclays Bank PLC	07/18/2022	(18)
USD 4,222	RUB 329,090	BNP PARIBAS	05/18/2022	(221)
USD 428	COP 1,712,000	Citibank, N.A.	06/23/2022	(1)
USD 10,218	RUB 807,190	HSBC Bank USA, N.A.	05/18/2022	(680)
USD 6,396	MXN 136,150	HSBC Bank USA, N.A.	06/15/2022	(214)
ZAR 163,710	USD 10,572	BNP PARIBAS	06/13/2022	(258)

				(1,583)

Net Unrealized Appreciation (Depreciation)				$6,815

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 38 Index), Pay 5% Quarterly, Receive upon credit default	06/21/2027	$24,850	$(516)	$(1,383)	$867

Semi-Annual Report    93

            Payden Emerging Markets Bond Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$4,837
Non-cash Collateral[2]	(4,837)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

94   Payden Mutual Funds

            Payden Emerging Markets Local  Bond Fund

The Fund seeks a high level of total return.	Portfolio Composition - percent of investments
	Foreign Government	77%
	Corporate Bond	19%
	Investment Company	4%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (94%)

Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)(b)	$71

Brazil (BRL) (8%)
2,900,000	Brazil Letras do Tesouro Nacional, 11.82%, 7/01/23 BRL (b)(c)	508
1,100,000	Brazil Letras do Tesouro Nacional, 12.69%, 1/01/23 BRL (b)(c)	205
1,060,854	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/50 BRL (b)	221
5,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL (b)	1,062
3,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/31 BRL (b)	631
		2,627

Chile (CLP) (1%)
95,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 4.00%, 3/01/23 CLP (a)(b)(d)	108
275,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (a)(b)(d)	314
		422

China (CNY) (8%)
8,250,000	China Government Bond, 2.85%, 6/04/27 CNY (b)	1,263
2,000,000	China Government Bond, 3.02%, 10/22/25 CNY (b)	309
6,230,000	China Government Bond Series 1906, 3.29%, 5/23/29 CNY (b)	976
		2,548

Colombia (COP) (8%)
1,952,591,085	Colombian TES, 3.30%, 3/17/27 COP (b)	491
778,000,000	Colombian TES Series B, 6.00%, 4/28/28 COP (b)	161
805,500,000	Colombian TES Series B, 7.00%, 3/26/31 COP (b)	165
899,000,000	Colombian TES Series B, 7.00%, 6/30/32 COP (b)	181
1,410,000,000	Colombian TES Series B, 7.50%, 8/26/26 COP (b)	328
1,489,000,000	Colombian TES Series B, 9.25%, 5/28/42 COP (b)	335
1,027,000,000	Colombian TES Series B, 10.00%, 7/24/24 COP (b)	265
445,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)(b)	106
1,436,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (a)(b)	312

Principal or Shares	Security Description	Value (000)

655,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)(b)	$159
		2,503

Czech Republic (CZK) (2%)
8,610,000	Czech Republic Government Bond Series 121, 1.20%, 3/13/31 CZK (b)	287
10,830,000	Czech Republic Government Bond Series 105, 2.75%, 7/23/29 CZK (b)	419
		706

Dominica Republic (DOP) (1%)
13,900,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)(b)	256

Dominica Republic (USD) (1%)
210,000	Dominican Republic International Bond 144A, 6.00%, 2/22/33 (a)	191

Ghana (USD) (1%)
360,000	Ghana Government International Bond 144A, 7.75%, 4/07/29 (a)	230

Hungary (HUF) (2%)
139,000,000	Hungary Government Bond Series 30/A, 3.00%, 8/21/30 HUF (b)	293
124,000,000	Hungary Government Bond Series 31/A, 3.25%, 10/22/31 HUF (b)	261
20,000,000	Hungary Government Bond Series 25/B, 5.50%, 6/24/25 HUF (b)	53
29,800,000	Hungary Government Bond Series 28/A, 6.75%, 10/22/28 HUF (b)	82
		689

Indonesia (IDR) (4%)
2,300,000,000	Indonesia Treasury Bond Series FR64, 6.13%, 5/15/28 IDR (b)	154
10,000,000,000	Indonesia Treasury Bond Series FR87, 6.50%, 2/15/31 IDR (b)	666
7,700,000,000	Indonesia Treasury Bond Series FR68, 8.38%, 3/15/34 IDR (b)	578
		1,398

Ivory Coast (USD) (0%)
200,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	184

Kazakhstan (KZT) (1%)
223,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(b)	419

Luxembourg (BRL) (1%)
1,810,695	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)(b)	341

Semi-Annual Report    95

            Payden Emerging Markets Local  Bond Fund continued

Principal or Shares	Security Description	Value (000)

Malaysia (MYR) (6%)
2,390,000	Malaysia Government Bond Series 307, 3.50%, 5/31/27 MYR (b)	$532
3,270,000	Malaysia Government Bond Series 0219, 3.89%, 8/15/29 MYR (b)	721
795,000	Malaysia Government Bond Series 0316, 3.90%, 11/30/26 MYR (b)	182
2,620,000	Malaysia Government Bond Series 0317, 4.76%, 4/07/37 MYR (b)	594
		2,029

Mexico (MXN) (8%)
39,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN (b)	190
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	226
4,400,000	Mexican Bonos Series M 20, 7.50%, 6/03/27 MXN (b)	202
12,500,000	Mexican Bonos Series M, 7.75%, 11/13/42 MXN (b)	531
6,600,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (b)	314
8,100,000	Mexican Bonos Series M 30, 8.50%, 11/18/38 MXN (b)	375
7,750,758	Mexican Udibonos Series S, 3.50%, 11/16/23 MXN (b)	377
6,900,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN (b)	314
		2,529

Nigeria (USD) (0%)
205,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	183

Oman (USD) (1%)
200,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (a)	221

Peru (PEN) (6%)
2,520,000	Banco de Credito del Peru S.A. 144A, 4.65%, 9/17/24 PEN (a)(b)	611
2,545,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(b)	666
2,136,000	Peru Government Bond, 5.35%, 8/12/40 PEN (b)	406
1,185,000	Peru Government Bond, 5.40%, 8/12/34 PEN (b)	245
		1,928

Philippines (PHP) (1%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP (b)	338

Poland (PLN) (2%)
645,000	Republic of Poland Government Bond Series 0726, 2.50%, 7/25/26 PLN (b)	123
2,530,000	Republic of Poland Government Bond Series 5Y, 3.75%, 5/25/27 PLN (b)	497
		620

Romania (RON) (2%)
2,155,000	Romania Government Bond Series 15Y, 3.65%, 9/24/31 RON (b)	352
770,000	Romania Government Bond Series 15YR, 5.80%, 7/26/27 RON (b)	157
		509

Principal or Shares	Security Description	Value (000)

Russian Federation (RUB) (1%)
26,000,000	Russian Federal Bond - OFZ Series 6234, 4.50%, 7/16/25 RUB (b)	$22
45,150,000	Russian Federal Bond - OFZ Series 6224, 6.90%, 5/23/29 RUB (b)	39
14,100,000	Russian Federal Bond - OFZ Series 6215, 7.00%, 8/16/23 RUB (b)	12
99,775,000	Russian Federal Bond - OFZ Series 6212, 7.05%, 1/19/28 RUB (b)	85
34,000,000	Russian Federal Bond - OFZ Series 6229, 7.15%, 11/12/25 RUB (b)	29
23,000,000	Russian Federal Bond - OFZ Series 6221, 7.70%, 3/23/33 RUB (b)	20
67,770,000	Russian Federal Bond - OFZ Series 6207, 8.15%, 2/03/27 RUB (b)	58
		265

Senegal (USD) (0%)
205,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	184

South Africa (ZAR) (10%)
27,900,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (b)	1,142
1,300,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (b)	74
17,380,000	Republic of South Africa Government Bond Series 2037, 8.50%, 1/31/37 ZAR (b)	910
20,000,000	Republic of South Africa Government Bond Series 2048, 8.75%, 2/28/48 ZAR (b)	1,029
		3,155

South Korea (MXN) (1%)
5,000,000	Export-Import Bank of Korea Series 19, 7.93%, 7/30/26 MXN (b)	234

Thailand (THB) (5%)
14,300,000	Thailand Government Bond, 3.30%, 6/17/38 THB (b)	404
29,700,000	Thailand Government Bond, 3.65%, 6/20/31 THB (b)	935
5,300,000	Thailand Government Bond, 4.88%, 6/22/29 THB (b)	177
		1,516

Ukraine (USD) (0%)
205,000	Ukraine Government International Bond 144A, 6.88%, 5/21/29 (a)	65

United Kingdom (EGP) (1%)
3,510,000	HSBC Bank PLC 144A, 14.35%, 7/16/25 EGP (a)(b)	189

United Kingdom (IDR) (3%)
8,600,000,000	Standard Chartered Bank 144A, 6.50%, 2/20/31 IDR (a)(b)	573
5,000,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)(b)	370
		943

United Kingdom (ZMW) (1%)
4,530,000	Standard Chartered Bank 144A, 15.00%, 11/19/26 ZMW (a)(b)	214

United States (EGP) (1%)
4,000,000	Citigroup Global Markets 144A, 12.09%, 1/08/25 EGP (a)(b)	217

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,000,000	Citigroup Global Markets Holdings Inc. 144A, 12.67%, 11/25/22 EGP (a)(b)(c)	$202
		419

United States (IDR) (4%)
2,200,000,000	JPMorgan Chase Bank N.A. 144A, 7.50%, 4/18/40 IDR (a)(b)	155
11,894,000,000	JPMorgan Chase Bank N.A. 144A, 9.50%, 7/17/31 IDR (a)(b)	953
4,400,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)(b)	330
		1,438

United States (UAH) (1%)
8,500,000	Citigroup Global Markets Holdings Inc. 144A, 13.41%, 10/17/22 UAH (a)(b)	248

Uruguay (UYU) (1%)
6,002,390	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (b)	165
8,251,091	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (b)	238
		403

Principal or Shares	Security Description	Value (000)

Uzbekistan (UZS) (1%)
2,960,000,000	Republic of Uzbekistan International Bond 144A, 14.00%, 7/19/24 UZS (a)(b)	$248

Total Bonds (Cost - $40,330)		30,463

Investment Company (4%)
1,192,449	Payden Cash Reserves Money Market Fund* (Cost - $1,192)	1,192

Total Investments (Cost - $41,522) (98%)		31,655
Other Assets, net of Liabilities (2%)		556

Net Assets (100%)		$32,211

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Yield to maturity at time of purchase.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 6,826	USD 1,337	HSBC Bank USA, N.A.	07/14/2022	$12
RUB 87,783	USD 763	BB&T Capital Markets Inc.	05/18/2022	422
RUB 9,637	USD 97	HSBC Bank USA, N.A.	05/18/2022	33
TRY 862	USD 55	BNP PARIBAS	05/24/2022	2
TRY 1,672	USD 110	HSBC Bank USA, N.A.	05/24/2022	1
USD 656	IDR 9,451,000	Barclays Bank PLC	05/19/2022	5
USD 169	TRY 2,534	Barclays Bank PLC	05/24/2022	1
USD 452	MYR 1,929	Barclays Bank PLC	06/14/2022	9
USD 341	THB 11,460	Barclays Bank PLC	06/14/2022	6
USD 986	PEN 3,711	Barclays Bank PLC	07/18/2022	28
USD 146	HUF 50,700	BNP PARIBAS	05/18/2022	5
USD 895	ZAR 13,680	BNP PARIBAS	06/13/2022	33
USD 132	RON 609	BNP PARIBAS	07/13/2022	3
USD 68	CLP 56,500	BNP PARIBAS	07/18/2022	3
USD 494	PEN 1,857	BNP PARIBAS	07/18/2022	15
USD 971	COP 3,821,000	Citibank, N.A.	06/23/2022	14
USD 240	PLN 1,034	HSBC Bank USA, N.A.	05/17/2022	8
USD 157	CZK 3,580	HSBC Bank USA, N.A.	05/18/2022	4
USD 436	CNH 2,790	HSBC Bank USA, N.A.	05/23/2022	17
USD 461	ZAR 6,960	HSBC Bank USA, N.A.	06/13/2022	23
USD 472	BRL 2,266	HSBC Bank USA, N.A.	07/14/2022	24
USD 757	EUR 684	HSBC Bank USA, N.A.	09/15/2022	29

				697

Liabilities:
CLP 681,768	USD 832	BNP PARIBAS	07/18/2022	(45)
COP 939,000	USD 247	Citibank, N.A.	06/23/2022	(12)
CZK 21,270	USD 942	HSBC Bank USA, N.A.	05/18/2022	(32)
EUR 72	USD 78	HSBC Bank USA, N.A.	09/15/2022	(2)
HUF 158,700	USD 455	BNP PARIBAS	05/18/2022	(14)
IDR 10,361,000	USD 720	Barclays Bank PLC	05/19/2022	(6)
MXN 8,450	USD 420	Citibank, N.A.	06/15/2022	(10)
MYR 8,676	USD 2,061	Barclays Bank PLC	06/14/2022	(70)

Semi-Annual Report    97

            Payden Emerging Markets Local Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
PEN 450	USD 120	BNP PARIBAS	07/18/2022	$(3)
PLN 6,944	USD 1,604	BNP PARIBAS	05/17/2022	(42)
RON 3,097	USD 676	BNP PARIBAS	07/13/2022	(23)
THB 50,050	USD 1,521	Barclays Bank PLC	06/14/2022	(59)
USD 336	PHP 17,710	Barclays Bank PLC	07/25/2022	(2)
USD 245	RUB 19,130	BNP PARIBAS	05/18/2022	(13)
USD 1,000	RUB 78,290	HSBC Bank USA, N.A.	05/18/2022	(57)
USD 39	MXN 830	HSBC Bank USA, N.A.	06/15/2022	(1)
ZAR 7,330	USD 475	BNP PARIBAS	06/13/2022	(13)
ZAR 16,040	USD 1,086	HSBC Bank USA, N.A.	06/13/2022	(76)

				(480)

Net Unrealized Appreciation (Depreciation)				$217

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 2.49% Quarterly, Pay Variable 1.75% (CNRR007) Quarterly	04/25/2027	CNY 8,100	$—	$—	$—

See notes to financial statements.

98   Payden Mutual Funds

            Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return.	Portfolio Composition - percent of investments

	Corporate Bond	90%
	Bank Loans	5%
	Foreign Government	2%
	Cash equivalent	3%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (97%)

Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)(b)	$16

Argentina (USD) (1%)
275,000	Pampa Energia SA 144A, 7.38%, 7/21/23 (a)	275
150,000	Pampa Energia SA 144A, 7.50%, 1/24/27 (a)	140
255,000	Provincia de Buenos Aires Government Bonds, 3.00%, 9/01/37	83
		498
Austria (USD) (1%)
230,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	183
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	197
200,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	194
		574
Bahamas (USD) (1%)
245,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	219

Bermuda (USD) (4%)
238,030	Digicel Group Holdings Ltd. 144A, 8.00%, 4/01/25 (a)	199
111,149	Digicel Group Holdings Ltd., 10.00%, 4/01/24	111
850,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	767
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	209
520,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	499
		1,785
Brazil (USD) (2%)
430,000	BRF SA 144A, 5.75%, 9/21/50 (a)	338
220,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(c)	198
336,619	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	331
456,905	USJ-Acucar e Alcool S/A 144A, 9.88%, 11/09/23 (a)(d)	238
		1,105
Canada (CAD) (0%)
200,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(b)	156

Canada (USD) (1%)
200,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	198
250,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	242
		440

Principal or Shares	Security Description	Value (000)

Cayman Islands (USD) (9%)
125,000	American Airlines Inc. Term Loan 1L, (LIBOR USD 3-Month + 4.750%), 5.81%, 4/20/28 (f)	$127
669,262	Bioceanico Sovereign Certificate Ltd. 144A, 2.44%, 6/05/34 (a)(g)	448
200,000	Country Garden Holdings Co. Ltd., 5.40%, 5/27/25 (e)	147
855,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 2/26/27 (e)	863
600,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (c)(e)(h)	610
405,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	393
200,000	Kaisa Group Holdings Ltd., 9.75%, 9/28/23 (e)	42
200,000	Kaisa Group Holdings Ltd., 11.50%, 1/30/23 (e)	42
280,000	Logan Group Co. Ltd., 4.25%, 7/12/25 (e)	81
200,000	MAF Global Securities Ltd., (5 yr. Swap Semi 30/360 USD + 3.476%), 5.50% (c)(e)(h)	199
270,000	Melco Resorts Finance Ltd. 144A, 5.38%, 12/04/29 (a)	217
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00% (a)(g)(h)	—
210,000	Sands China Ltd., 5.40%, 8/08/28	198
215,000	Shimao Group Holdings Ltd., 5.60%, 7/15/26 (e)	53
150,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	119
200,000	Vale Overseas Ltd., 6.25%, 8/10/26	211
430,000	Wynn Macau Ltd. 144A, 5.63%, 8/26/28 (a)	343
		4,093
Chile (USD) (2%)
219,407	Alfa Desarrollo SpA 144A, 4.55%, 9/27/51 (a)	172
192,472	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	186
260,000	Chile Electricity PEC SpA 144A, 3.13%, 1/25/28 (a)(g)	200
200,000	LA Construccion SA 144A, 4.75%, 2/07/32 (a)	176
200,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	170
		904
Colombia (USD) (3%)
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	213
200,000	Bancolombia SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.944%), 4.63%, 12/18/29 (c)	187
610,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	550
520,000	Ecopetrol SA, 5.38%, 6/26/26	512
		1,462

Semi-Annual Report    99

        Payden Emerging Markets Corporate Bond Fund  continued

Principal or Shares	Security Description	Value (000)

Egypt (USD) (0%)
200,000	Egypt Government International Bond 144A, 7.63%, 5/29/32 (a)	$156

France (USD) (1%)
425,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	360

Guatemala (USD) (0%)
200,000	CT Trust 144A, 5.13%, 2/03/32 (a)	187

India (USD) (8%)
640,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	552
192,000	Adani International Container Terminal Pvt. Ltd. 144A, 3.00%, 2/16/31 (a)	166
420,000	Adani Ports & Special Economic Zone Ltd. 144A, 5.00%, 8/02/41 (a)	374
564,263	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	474
226,250	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	201
405,300	JSW Hydro Energy Ltd. 144A, 4.13%, 5/18/31 (a)	353
250,000	Reliance Industries Ltd. 144A, 3.63%, 1/12/52 (a)	199
410,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	411
330,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	314
620,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	619
225,000	Summit Digitel Infrastructure Pvt. Ltd. 144A, 2.88%, 8/12/31 (a)	184
		3,847
Indonesia (USD) (1%)
200,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	197
200,000	Cikarang Listrindo Tbk PT, 4.95%, 9/14/26 (e)	196
		393
Ireland (USD) (1%)
250,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	243
220,000	Credit Bank of Moscow Via CBOM Finance PLC 144A, 3.88%, 9/21/26 (a)	42
		285
Isle of Man (USD) (1%)
70,000	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	75
200,000	Gohl Capital Ltd., 4.25%, 1/24/27 (e)	186
		261
Israel (USD) (3%)
410,000	Bank Hapoalim BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.155%), 3.26%, 1/21/32 (a)(c)(e)	373
610,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(c)(e)	564
260,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(e)	242
220,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(e)	218

Principal or Shares	Security Description	Value (000)

250,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(c)(e)	$228
		1,625
Jersey (USD) (1%)
310,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	260

Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(b)	132

Luxembourg (USD) (5%)
220,000	B2W Digital Lux Sarl 144A, 4.38%, 12/20/30 (a)	181
405,221	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	352
230,000	Hidrovias International Finance Sarl 144A, 4.95%, 2/08/31 (a)	186
301,454	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.80%, 5/01/26 (f)	301
200,000	Millicom International Cellular SA 144A, 4.50%, 4/27/31 (a)	173
180,000	Millicom International Cellular SA 144A, 5.13%, 1/15/28 (a)	170
220,000	Movida Europe SA 144A, 5.25%, 2/08/31 (a)	183
220,000	Petrorio Luxembourg Trading Sarl 144A, 6.13%, 6/09/26 (a)(i)	212
210,000	Rumo Luxembourg Sarl 144A, 5.25%, 1/10/28 (a)(i)	206
260,000	Unigel Luxembourg SA 144A, 8.75%, 10/01/26 (a)	270
230,000	Usiminas International Sarl 144A, 5.88%, 7/18/26 (a)	230
		2,464
Marshall Islands (USD) (1%)
331,632	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	361

Mauritius (USD) (4%)
200,000	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	177
300,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	294
486,750	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)(i)	447
820,000	Network i2i Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.277%), 5.65% (a)(c)(h)	809
		1,727
Mexico (MXN) (0%)
2,200,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (b)	105
1,600,000	Mexican Bonos Series M 30, 8.50%, 11/18/38 MXN (b)	74
		179
Mexico (USD) (11%)
200,000	Alsea SAB de CV 144A, 7.75%, 12/14/26 (a)	201
210,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	192
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(c)(h)	179

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

415,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.035%), 6.88% (a)(c)(h)	$411
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(c)	201
210,000	BBVA Bancomer SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.650%), 5.13%, 1/18/33 (a)(c)	197
630,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(c)(h)	576
640,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	517
220,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	193
270,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	239
216,608	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	207
220,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	202
200,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(c)(h)	201
205,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	192
204,926	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	202
220,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	197
60,000	Petroleos Mexicanos, 6.49%, 1/23/27	58
200,000	Petroleos Mexicanos, 6.70%, 2/16/32	173
70,000	Petroleos Mexicanos, 6.75%, 9/21/47	51
600,000	Trust Fibra Uno 144A, 4.87%, 1/15/30 (a)	566
210,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	196
		5,151
Netherlands (USD) (5%)
210,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	191
635,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	537
180,614	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	172
130,000	Petrobras Global Finance BV, 5.60%, 1/03/31	128
415,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	289
200,000	Prosus NV 144A, 4.99%, 1/19/52 (a)	157
500,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/09/27	458
645,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28 (i)	656
		2,588
Nigeria (USD) (0%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	192

Panama (USD) (2%)
620,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	552
218,183	UEP Penonome II SA 144A, 6.50%, 10/01/38 (a)	213
		765

Principal or Shares	Security Description	Value (000)

Paraguay (USD) (1%)
615,000	Telefonica Celular del Paraguay SA 144A, 5.88%, 4/15/27 (a)	$617

Peru (USD) (0%)
220,000	Auna SAA 144A, 6.50%, 11/20/25 (a)	209

Qatar (USD) (1%)
260,460	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	276

Russian Federation (RUB) (0%)
9,150,000	Russian Federal Bond - OFZ Series 6224, 6.90%, 5/23/29 RUB (b)	8

Singapore (USD) (1%)
443,813	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	410

Spain (USD) (3%)
660,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	551
1,055,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA 144A, 5.38%, 12/30/30 (a)	759
		1,310
Sri Lanka (USD) (0%)
250,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	112

SUPRANATIONAL (USD) (1%)
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 144A, 5.25%, 8/15/27 (a)	172
215,000	Promigas SA ESP/Gases del Pacifico SAC 144A, 3.75%, 10/16/29 (a)	188
		360
Thailand (USD) (0%)
210,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%), 5.00% (a)(c)(h)	205

Turkey (USD) (1%)
310,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	303
200,000	Ulker Biskuvi Sanayi AS 144A, 6.95%, 10/30/25 (a)	172
		475
Ukraine (USD) (0%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (a)	73

United Arab Emirates (USD) (5%)
928,233	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	966
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	280
200,000	First Abu Dhabi Bank PJSC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.138%), 4.50% (c)(e)(h)	198
415,000	NBK Tier 1 Financing 2 Ltd., (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.832%), 4.50% (c)(e)(h)	399
290,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(c)(h)	267

Semi-Annual Report    101

        Payden Emerging Markets Corporate Bond Fund  continued

Principal or Shares	Security Description	Value (000)

310,000	Sweihan PV Power Co. PJSC 144A, 3.63%, 1/31/49 (a)	$272
		2,382
United Kingdom (USD) (4%)
200,000	Energean PLC 144A, 6.50%, 4/30/27 (a)	189
450,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	375
300,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	250
840,000	Vedanta Resources Finance II PLC 144A, 8.95%, 3/11/25 (a)	800
200,000	Vedanta Resources Finance II PLC 144A, 13.88%, 1/21/24 (a)	208
		1,822
United States (IDR) (1%)
6,700,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)(b)	497

United States (USD) (9%)
420,000	Coral U.S. Co.-Borrower LLC Term Loan B6 1L, (LIBOR USD 1-Month + 3.000%), 3.55%, 10/01/29 (f)	416
200,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	197
250,000	Crocs Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.45%, 2/19/29 (f)	245
250,000	Directv Financing LLC/Directv Financing Co.- Obligor Inc. 144A, 5.88%, 8/15/27 (a)	236
200,000	General Motors Financial Co. Inc. A, (3 mo. LIBOR USD + 3.598%), 5.75% (c)(h)	184
225,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	220
250,000	McGraw-Hill Education Inc. 144A, 5.75%, 8/01/28 (a)	224
200,000	MercadoLibre Inc., 3.13%, 1/14/31	162
635,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 3-Month + 6.750%), 7.25%, 7/21/29 (f)	627
120,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	106
200,000	Sasol Financing USA LLC, 6.50%, 9/27/28	199
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.42%, 4/25/43 (a)(c)	285
100,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	94

Principal or Shares	Security Description	Value (000)

510,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 8.26%, 2/05/28 (f)	$502
200,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	200
275,000	Vistra Corp. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.740%), 7.00% (a)(c)(h)	268
		4,165
Virgin Islands (British) (USD) (2%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	993
190,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	181
		1,174

Total Bonds (Cost - $51,926)		46,280

Investment Company (4%)
2,161,909	Payden Cash Reserves Money Market Fund* (Cost - $2,162)	2,162
Total Investments (Cost - $54,088) (101%)		48,442
Liabilities in excess of Other Assets (-1%)		(242)

Net Assets (100%)		$48,200

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)	Yield to maturity at time of purchase.
(h)	Perpetual security with no stated maturity date.
(i)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $690 and the total market value of the collateral held by the Fund is $718. Amounts in 000s.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
RUB 7,246	USD 61	BB&T Capital Markets Inc.	05/18/2022	$37
RUB 2,524	USD 22	HSBC Bank USA, N.A.	05/18/2022	12
USD 297	IDR 4,312,000	Barclays Bank PLC	05/19/2022	—
USD 166	CAD 212	HSBC Bank USA, N.A.	09/15/2022	1

				50

102   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
USD 127	RUB 9,770	HSBC Bank USA, N.A.	05/18/2022	$(5)
USD 212	MXN 4,520	HSBC Bank USA, N.A.	06/15/2022	(7)

				(12)

Net Unrealized Appreciation (Depreciation)				$38

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 10-Year Note Future	7	Jun-22	$(834)	$8	$8

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	06/21/2027	$1,450	$81	$72	$9
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 38 Index), Pay 5% Quarterly, Receive upon credit default	06/21/2027	565	(12)	(32)	20

			$69	$40	$29

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$690
Non-cash Collateral[2]	(690)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    103

            Payden Equity Income Fund

The Fund seeks growth of capital and some current income.	Portfolio Composition - percent of investments

	Financials	21%
	Healthcare	17%
	Energy	15%
	Technology	14%
	Industrials	7%
	Other	26%

Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Stocks (95%)

Common Stock (90%)

Communication Services (2%)
488,600	Interpublic Group of Cos. Inc.	$15,938
296,800	Verizon Communications Inc.	13,742
		29,680
Consumer Discretionary (5%)
37,300	Home Depot Inc.	11,205
66,300	McDonald’s Corp.	16,519
186,000	Sony Group Corp. (a)	16,081
89,900	Target Corp.	20,556
197,900	Wyndham Hotels & Resorts Inc.	17,407
		81,768
Consumer Staples (6%)
172,400	Archer-Daniels-Midland Co.	15,440
259,100	Coca-Cola Co.	16,740
41,000	Costco Wholesale Corp.	21,801
186,600	Mondelez International Inc., Class A	12,032
106,700	PepsiCo Inc.	18,321
		84,334
Energy (15%)
524,100	Canadian Natural Resources Ltd.	32,438
259,800	Chesapeake Energy Corp.	21,309
142,900	Chevron Corp.	22,388
252,100	Devon Energy Corp.	14,665
432,600	Enbridge Inc.	18,879
729,700	Enterprise Products Partners LP	18,907
375,600	EQT Corp.	14,930
336,200	Phillips 66	29,169
502,200	Tourmaline Oil Corp. (a)	25,864
619,800	Williams Cos. Inc.	21,253
		219,802
Financials (17%)
65,800	Ameriprise Financial Inc.	17,469
866,300	Ares Capital Corp. (b)	17,560
217,000	Ares Management Corp., Class A	14,370
169,300	Arthur J Gallagher & Co.	28,525
450,100	Bank of America Corp.	16,060
107,500	Chubb Ltd. (a)	22,193
405,900	Citizens Financial Group Inc.	15,992
36,100	Goldman Sachs Group Inc.	11,028
120,300	JPMorgan Chase & Co.	14,359
388,800	MetLife Inc.	25,536
136,100	Morgan Stanley	10,968
42,900	PNC Financial Services Group Inc.	7,126

Principal or Shares	Security Description	Value (000)
264,600	Toronto-Dominion Bank	$19,112
328,500	Wells Fargo & Co.	14,332
		234,630
Healthcare (17%)
149,000	Abbott Laboratories	16,911
166,500	AbbVie Inc.	24,456
254,200	Bristol Myers Squibb Co.	19,134
298,900	CVS Health Corp.	28,733
114,200	Eli Lilly and Co.	33,361
93,100	Johnson & Johnson	16,801
256,700	Medtronic PLC	26,789
130,900	Merck & Co. Inc.	11,610
596,200	Pfizer Inc.	29,256
73,700	UnitedHealth Group Inc.	37,480
		244,531
Industrials (8%)
157,800	Emerson Electric Co.	14,230
149,700	General Dynamics Corp.	35,409
112,400	Raytheon Technologies Corp.	10,668
169,300	Republic Services Inc.	22,732
92,500	Union Pacific Corp.	21,672
		104,711
Materials (2%)
172,900	CF Industries Holdings Inc.	16,742
153,300	Eastman Chemical Co.	15,739
		32,481
Technology (14%)
98,400	Analog Devices Inc.	15,191
206,000	Apple Inc.	32,476
60,800	Broadcom Inc.	33,707
473,200	Cisco Systems Inc.	23,177
119,700	Microsoft Corp.	33,219
187,200	Paychex Inc.	23,724
163,000	QUALCOMM Inc.	22,769
63,500	Texas Instruments Inc.	10,811
		195,074
Utilities (4%)
170,400	Duke Energy Corp.	18,771
418,900	Exelon Corp.	19,596
328,300	NextEra Energy Inc.	23,316
		61,683
Total Common Stock		1,288,694

Preferred Stock (0%)
130,000	Selective Insurance Group Inc., 4.60%(c)	2,512

Total Preferred Stock		2,512

104   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Real Estate Investment Trust (5%)
60,600	AvalonBay Communities Inc.	$13,785
87,800	Digital Realty Trust Inc.	12,829
116,500	Prologis Inc.	18,674
91,500	Sun Communities Inc.	16,065
Total Real Estate Investment Trust		61,353

Total Stocks (Cost - $1,198,514)		1,352,559

Corporate Bond (1%)
6,000,000	General Motors Financial Co. Inc. B, (3 mo. LIBOR USD + 3.436%), 6.50% (b)(c)(d)	5,820
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (b)(c)(e)	2,860
9,000,000	SVB Financial Group E, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.064%), 4.70% (c)(d)	7,408

Total Corporate Bond (Cost - $16,323)		16,088

Investment Company (5%)
70,798,212	Payden Cash Reserves Money Market Fund 1.00%* (Cost - $70,798)	70,798

Total Investments (Cost - $1,285,635) (101%)		1,439,445
Liabilities, in excess of Other Assets (-1%)		(8,764)

Net Assets (100%)		$1,430,681
*	Affiliated investment.
(a)	Principal in foreign currency.
(b)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $474 and the total market value of the collateral held by the Fund is $17,242. Amounts in 000s.

(c)	Perpetual security with no stated maturity date.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(e)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 1,133	EUR 1,024	Citibank, N.A.	09/15/2022	$44
USD 78,162	CAD 99,935	HSBC Bank USA, N.A.	09/15/2022	411
USD 150	GBP 115	HSBC Bank USA, N.A.	09/15/2022	6
USD 20,357	JPY 2,398,300	HSBC Bank USA, N.A.	09/15/2022	1,736

				2,197

Net Unrealized Appreciation				$2,197

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$474
Non-cash Collateral[2]	(474)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    105

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$449,779	$2,094,668	$1,359,123
Affiliated investments, at value **	—	43,595	30,070
Repurchase agreements, at value ***	104,000	—	—
Foreign cash ****	—	3,005	388
Cash	5,021	53	—
Cash pledged for financial futures contracts	—	13	331
Cash pledged for centrally cleared swaps	—	—	9
Receivable for:
Interest and dividends	43	4,630	3,981
Investments sold	—	3,853	63,859
Fund shares sold	58	2,065	419
Futures	—	95	171
Forward currency contracts	—	884	363
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	20	508	—
Other assets	1,117	90	63
Total Assets	560,038	2,153,459	1,458,777
LIABILITIES:
Payable for:
Forward currency contracts	—	262	8
Investments purchased	79,966	67,382	55,819
Fund shares redeemed	8	382	573
Futures	—	—	211
Variation margin on centrally cleared swaps	—	—	15
Distributions payable	10	80	89
Liability for securities on loan (Note 2)	—	4,391	—
Accrued expenses:
Investment advisory fees (Note 3)	—	—	166
Administration fees (Note 3)	67	253	173
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	6	28	18
Other liabilities	59	340	370
Total Liabilities	80,116	73,118	57,442
NET ASSETS	$479,922	$2,080,341	$1,401,335

NET ASSETS:
Paid in capital	$479,922	$2,101,229	$1,450,996
Distributable earnings (loss)	—	(20,888)	(49,661)
NET ASSETS	$479,922	$2,080,341	$1,401,335

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$479,922	$623,321	$1,125,755
Shares Outstanding	479,916	66,197	115,567
Net Asset Value Per Share	$1.00	$9.42	$9.74

SI Class
Net Assets	—	$1,457,020	$275,580
Shares Outstanding	—	154,693	28,297
Net Asset Value Per Share	—	$9.42	$9.74

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$449,779	$2,121,088	$1,400,073
** Affiliated investments, at cost	—	43,989	30,070
*** Repurchase agreements, at cost	104,000	—	—
**** Foreign cash, at cost	—	3,037	398

(a)	SI Class Net Asset Value Per Share are calculated using unrounded net assets $92.39, divided by unrounded shares 9.16.

See notes to financial statements.

106   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund		Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund
$23,600	$109,309	$1,127,467	$386,309		$169,577	$877,245	$192,248
944	934	24,800	3,598		4,927	70,925	8,286
—	—	—	—		—	—	—
—	—	8,020	—		3,094	1,085	2
—	—	186	20		49	82	1,581
21	—	270	489		100	3,792	—
—	—	—	—		106	6,353	—
51	222	6,783	3,543		1,059	3,618	783
18	967	15,090	—		1,154	9,653	5,481
1	3	165	934		90	605	100
2	—	310	52		22	317	—
—	—	2,998	—		824	3,554	3
—	—	114	—		—	377	—
—	—	—	—		—	—	—
9	—	50	39		22	28	20
24,646	111,435	1,186,253	394,984		181,024	977,634	208,504

—	—	198	—		31	556	—
—	29,736	80,774	5,895		4,286	23,975	5,168
3	97	149	332		5	106	1
—	—	306	118		28	40	—
—	—	—	—		6	—	—
1	36	—	—		—	—	—
—	—	2,942	1,473		574	—	—
3	21	186	123		28	184	17
3	10	139	49		22	119	26
—	—	18	—		—	—	—
—	1	14	5		2	12	2
23	94	279	170		51	133	49
33	29,995	85,005	8,165		5,033	25,125	5,263
$24,613	$81,440	$1,101,248	$386,819		$175,991	$952,509	$203,241

$33,767	$130,268	$1,218,586	$426,079		$185,245	$992,408	$209,853
(9,154)	(48,828)	(117,338)	(39,260)		(9,254)	(39,899)	(6,612)
$24,613	$81,440	$1,101,248	$386,819		$175,991	$952,509	$203,241

$24,613	$81,440	$342,033	$386,819		$128,922	$148,091	$24,558
2,544	9,913	35,208	38,372		13,263	15,416	2,518
$9.67	$8.22	$9.71	$10.08		$9.72	$9.61	$9.75

—	—	$718,455	—		$47,069	$804,418	$178,683
—	—	74,043	—		4,842	83,647	18,312
—	—	$9.70	$10.09	(a)	$9.72	$9.62	$9.76

—	—	$40,760	—		—	—	—
—	—	4,208	—		—	—	—
—	—	$9.69	—		—	—	—

$25,278	$115,787	$1,238,038	$424,163		$180,268	$915,968	$195,405
944	934	24,800	3,598		4,927	70,925	8,286
—	—	—	—		—	—	—
—	—	8,347	—		3,211	1,086	2

See notes to financial statements.

Semi-Annual Report    107

Statements of Assets & Liabilities continued

April 30, 2022 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$674,619	$101,833	$66,809
Affiliated investments, at value **	16,032	—	1,864
Foreign cash ***	207	—	40
Cash	2,717	9,635	—
Cash pledged for financial futures contracts	—	45	8
Cash pledged for centrally cleared swaps	113	—	—
Receivable for:
Interest and dividends	10,143	976	248
Investments sold	963	1,004	1,845
Fund shares sold	102	346	—
Futures	—	—	9
Forward currency contracts	103	—	27
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	—	—
Other assets	42	18	2
Total Assets	705,041	113,857	70,852
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	60	—	1
Investments purchased	1,827	9,258	1,572
Fund shares redeemed	94	19	2
Futures	—	—	14
Variation margin on centrally cleared swaps	10	—	—
Distributions payable	—	34	—
Liability for securities on loan (Note 2)	7,801	—	—
Accrued expenses:
Investment advisory fees (Note 3)	197	4	16
Administration fees (Note 3)	90	12	9
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	11	1	1
Other liabilities	156	14	49
Total Liabilities	10,246	9,342	1,664
NET ASSETS	$694,795	$104,515	$69,188

NET ASSETS:
Paid in capital	$747,755	$109,119	$71,502
Distributable earnings (loss)	(52,960)	(4,604)	(2,314)
NET ASSETS	$694,795	$104,515	$69,188

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$304,098	$104,515	$69,188
Shares Outstanding	48,601	10,720	7,133
Net Asset Value Per Share	$6.26	$9.75	$9.70

SI Class
Net Assets	$390,697	—	—
Shares Outstanding	62,546	—	—
Net Asset Value Per Share	$6.25	—	—

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$726,695	$106,164	$68,949
** Affiliated investments, at cost	16,032	—	1,864
*** Foreign cash, at cost	207	—	41

(a)	SI Class Net Asset Value Per Share are calculated using unrounded net assets $91.07, divided by unrounded shares 19.066.

See notes to financial statements.

108   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$246,236	$846,590	$30,463		$46,280	$1,368,647
6,155	17,996	1,192		2,162	70,798
7,464	1,237	232		31	4,662
—	3,223	—		—	120
103	—	—		14	—
6	1,470	30		90	—
1,551	14,864	673		636	2,336
2,637	2,198	—		—	—
402	962	—		—	181
66	—	—		2	—
6,074	8,398	697		50	2,197
43	176	3		6	—
—	—	—		—	—
61	76	20		19	50
270,798	897,190	33,310		49,290	1,448,991

251	—	330		2	—
948	1,583	480		12	—
4,910	8,950	168		307	—
36	3,107	—		—	133
92	—	—		—	—
—	—	—		—	—
—	—	—		—	—
—	5,073	—		718	17,242
150	362	67		2	441
33	111	4		6	184
—	15	—		—	9
3	15	1		1	21
111	248	49		42	280
6,534	19,464	1,099		1,090	18,310
$264,264	$877,726	$32,211		$48,200	$1,430,681

$293,178	$1,099,332	$63,610		$53,761	$1,153,284
(28,914)	(221,606)	(31,399)		(5,561)	277,397
$264,264	$877,726	$32,211		$48,200	$1,430,681

$107,112	$360,670	$32,211		$4,780	$481,769
12,929	33,078	6,685		532	27,638
$8.28	$10.90	$4.82		$8.98	$17.43

$157,152	$484,208	—		$43,420	$928,653
18,994	44,471	—		4,825	53,190
$8.27	$10.89	$4.78	(a)	$9.00	$17.46

—	$32,848	—		—	$20,259
—	3,008	—		—	1,164
—	$10.92	—		—	$17.40

$281,635	$1,027,721	$40,330		$51,926	$1,214,837
6,192	17,996	1,192		2,162	70,798
7,579	1,266	239		31	4,769

See notes to financial statements.

Semi-Annual Report    109

Statements of Operations

Period ended April 30, 2022 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$303	$7,751	$10,478
Dividend income	—	492	—
Dividend income from affiliated investment (Note 2)	—	428	1
Income from securities lending	—	14	3
Investment Income	303	8,685	10,482
EXPENSES:
Investment advisory fees (Note 3)	369	2,883	2,009
Administration fees (Note 3)	369	1,641	1,116
Shareholder servicing fees	—	523	388
Distribution fees (Note 3)	—	—	—
Custodian fees	30	104	45
Transfer agent fees	15	51	28
Registration and filing fees	22	19	33
Trustee fees and expenses	30	169	85
Printing and mailing costs	7	33	19
Loan commitment fees	—	14	9
Legal fees	6	33	23
Publication expense	4	22	16
Pricing fees	2	52	25
Fund accounting fees	31	150	91
Insurance	4	23	17
Audit fees	18	21	21
Interest expense	—	—	—
Other expenses	11	74	—
Gross Expenses	918	5,812	3,925
Expense subsidy (Note 3)	(640)	(3,438)	(746)
Net Expenses	278	2,374	3,179
Net Investment Income	25	6,311	7,303
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	—	(1,417)	(12,307)
Foreign currency transactions	—	87	184
Forward foreign exchange contracts	—	1,400	1,944
Futures contracts	—	2,736	1,657
Written option contracts	—	—	—
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	—	(29,767)	(42,364)
Translation of assets and liabilities in foreign currencies	—	(56)	(12)
Forward foreign exchange contracts	—	3,843	575
Affiliated Investments	—	(417)	—
Futures contracts	—	1,531	(685)
Written option contracts	—	—	—
Swap contracts	—	—	(48)
Net Realized and Unrealized Losses	0	(22,060)	(51,056)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25	$(15,749)	$(43,753)

See notes to financial statements.

110   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$305	$1,042	$16,808	$7,158	$2,913	$13,837	$3,866
—	—	—	—	303	853	202
—	—	—	—	—	1	1
—	—	7	11	1	7	1
305	1,042	16,815	7,169	3,217	14,698	4,070

33	123	1,659	761	518	2,459	560
18	69	906	326	141	738	153
4	46	157	160	7	43	—
—	—	55	—	—	—	—
4	10	62	13	17	43	10
7	10	37	18	15	27	15
9	10	40	27	16	38	20
1	4	87	22	12	60	12
—	1	15	6	3	13	3
—	—	7	2	1	6	1
—	1	18	7	3	15	3
1	1	14	5	3	10	2
2	7	16	14	31	54	29
6	10	66	27	17	59	15
—	1	13	5	2	10	2
21	22	23	22	24	25	31
—	—	1	—	—	1	—
—	—	—	—	4	15	9
106	315	3,176	1,415	814	3,616	865
(55)	(110)	(377)	(2)	(226)	(1,132)	(242)
51	205	2,799	1,413	588	2,484	623
254	837	14,016	5,756	2,629	12,214	3,447

7	(1,784)	(16,784)	9	(800)	(12,407)	(94)
—	—	(106)	—	(80)	62	8
—	—	3,463	—	1,159	6,861	23
(129)	(348)	3,184	(783)	435	10,909	—
—	—	—	—	—	466	—
—	—	(1,835)	148	(363)	(11,082)	—
(1,290)	(6,358)	(122,084)	(60,129)	(13,096)	(37,521)	(3,330)
—	—	(281)	—	(101)	(25)	—
—	—	1,047	—	413	757	3
—	—	—	—	—	—	—
77	134	3,014	(681)	182	3,120	—
—	—	—	—	—	183	—
—	—	2,763	(81)	325	(616)	—
(1,335)	(8,356)	(127,619)	(61,517)	(11,926)	(39,293)	(3,390)
$(1,081)	$(7,519)	$(113,603)	$(55,761)	$(9,297)	$(27,079)	$57

See notes to financial statements.

Semi-Annual Report    111

Statements of Operations continued

Period ended April 30, 2022 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$20,482	$802	$681
Interest from affiliated investments	—	—	—
Dividend income	340	—	—
Dividend income from affiliated investment (Note 2)	1	—	—
Income from securities lending	50	—	—
Foreign tax withholdings	—	—	—
Investment Income	20,873	802	681
EXPENSES:
Investment advisory fees (Note 3)	1,308	148	115
Administration fees (Note 3)	560	70	58
Shareholder servicing fees	119	29	38
Distribution fees (Note 3)	—	—	—
Custodian fees	13	—	7
Transfer agent fees	21	9	8
Registration and filing fees	13	1	10
Trustee fees and expenses	47	5	3
Printing and mailing costs	18	1	1
Loan commitment fees	4	1	—
Legal fees	11	1	1
Publication expense	8	1	1
Pricing fees	19	6	16
Fund accounting fees	46	9	9
Insurance	1	1	1
Audit fees	25	21	23
Interest expense	—	—	—
Other expenses	14	—	—
Gross Expenses	2,227	303	291
Expense subsidy (Note 3)	(11)	(94)	(88)
Net Expenses	2,216	209	203
Net Investment Income	18,657	593	478
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	2,016	(240)	(583)
Foreign currency transactions	21	—	14
Forward foreign exchange contracts	255	—	386
Futures contracts	—	(9)	67
Swap contracts	192	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	(72,165)	(6,815)	(2,353)
Translation of assets and liabilities in foreign currencies	39	—	—
Forward foreign exchange contracts	62	—	(35)
Affiliated Investments	—	—	—
Futures contracts	—	63	(99)
Swap contracts	(577)	—	—
Net Realized and Unrealized Losses	(70,157)	(7,001)	(2,603)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,500)	$(6,408)	$(2,125)

See notes to financial statements.

112   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$2,863	$28,114	$1,283	$1,395	$328
25	—	—	—	—
24	—	—	—	19,727
—	—	—	—	2
1	38	—	9	24
(2)	(169)	(48)	(1)	(483)
2,911	27,983	1,235	1,403	19,598

437	1,938	121	214	4,254
218	646	30	40	1,276
77	112	—	—	244
—	55	—	—	25
25	40	1	17	85
20	94	8	12	48
17	48	15	18	31
22	70	5	3	116
4	25	1	1	25
2	6	—	—	10
5	14	1	1	26
4	10	1	1	19
37	16	6	12	2
24	31	6	9	102
3	10	—	—	18
22	25	15	25	21
—	1	—	—	2
9	—	—	1	—
926	3,141	210	354	6,304
(20)	(68)	(11)	(124)	(507)
906	3,073	199	230	5,797
2,005	24,910	1,036	1,173	13,801

(3,926)	(25,158)	(1,803)	(57)	114,264
(2,128)	(160)	(22)	(4)	229
11,645	3,513	(264)	(7)	7,796
34	—	—	9	—
(202)	(256)	—	(51)	—
(32,165)	(140,450)	(5,023)	(5,953)	(161,036)
(131)	(47)	(25)	—	(197)
3,596	4,619	511	53	1,976
(24)	—	—	—	—
(446)	—	—	8	—
617	871	—	26	—
(23,130)	(157,068)	(6,626)	(5,976)	(36,968)
$(21,125)	$(132,158)	$(5,590)	$(4,803)	$(23,167)

See notes to financial statements.

Semi-Annual Report    113

Statements of Changes in Net Assets

For the period ended April 30, 2022 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$25	$41	$6,311	$12,045
Net realized gains (losses)	—	3	2,806	1,324
Change in net unrealized appreciation/(depreciation)	—	—	(24,866)	(2,158)
Change in Net Assets Resulting from Operations	25	44	(15,749)	11,211
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(28)	(55)	(2,347)	(9,551)
SI Class	—	—	(5,026)	(2,189)
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(28)	(55)	(7,373)	(11,740)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	22,176,259	34,468,408	295,387	1,543,584
SI Class	—	—	351,758	1,476,441
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	5	18	2,307	9,292
SI Class	—	—	4,632	2,008
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(22,197,097)	(34,319,254)	(517,534)	(1,922,548)
SI Class	—	—	(282,620)	(78,229)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(20,833)	149,172	(146,070)	1,030,548
Total Change in Net Assets	(20,836)	149,161	(169,192)	1,030,019
NET ASSETS:
Beginning of period	500,758	351,597	2,249,533	1,219,514
End of period	$479,922	$500,758	$2,080,341	$2,249,533

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	500,749	351,577	89,467	128,347
Shares sold	22,176,259	34,468,408	31,162	391,996
Shares issued in reinvestment of distributions	5	18	244	975
Shares redeemed	(22,197,097)	(34,319,254)	(54,676)	(431,851)
Change in shares outstanding	(20,833)	149,172	(23,270)	(38,880)
Outstanding shares at end of period	479,916	500,749	66,197	89,467

SI Class:
Outstanding shares at beginning of period	—	—	146,939	—
Shares sold	—	—	37,097	154,939
Shares issued in reinvestment of distributions	—	—	489	211
Shares redeemed	—	—	(29,832)	(8,211)
Change in shares outstanding	—	—	7,754	146,939
Outstanding shares at end of period	—	—	154,693	146,939

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	237,176	1,494,841
Sale of investments (excluding government)	—	—	435,749	790,961
Purchase of government securities	—	—	15,950	177,278
Sale of government securities	—	—	77,578	170,329

See notes to financial statements.

114   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2022	2021	2022	2021	2022	2021	2022	2021

$7,303	$13,363	$254	$542	$837	$1,561	$14,016	$25,970
(8,522)	8,975	(122)	369	(2,132)	330	(12,078)	5,151
(42,534)	(9,127)	(1,213)	(993)	(6,224)	(2,901)	(115,541)	(17,951)
(43,753)	13,211	(1,081)	(82)	(7,519)	(1,010)	(113,603)	13,170

(12,609)	(28,656)	(303)	(781)	(1,701)	(3,205)	(5,032)	(18,665)
(529)	—	—	—	—	—	(10,677)	(30,656)
—	—	—	—	—	—	(527)	(1,672)
(13,138)	(28,656)	(303)	(781)	(1,701)	(3,205)	(16,236)	(50,993)

208,316	647,944	5,928	9,313	3,568	14,145	19,075	117,230
285,030	—	—	—	—	—	7,654	169,622
—	—	—	—	—	—	2,735	7,881
11,883	27,285	289	742	1,493	2,881	4,053	16,079
529	—	—	—	—	—	10,675	30,652
—	—	—	—	—	—	526	1,670
(646,109)	(588,689)	(9,096)	(27,676)	(16,414)	(33,307)	(49,478)	(298,592)
(5,500)	—	—	—	—	—	(49,438)	(103,427)
—	—	—	—	—	—	(4,230)	(7,578)
(145,851)	86,540	(2,879)	(17,621)	(11,353)	(16,281)	(58,428)	(66,463)

(202,742)	71,095	(4,263)	(18,484)	(20,573)	(20,496)	(188,267)	(104,286)
1,604,077	1,532,982	28,876	47,360	102,013	122,509	1,289,515	1,393,801
$1,401,335	$1,604,077	$24,613	$28,876	$81,440	$102,013	$1,101,248	$1,289,515

158,480	150,001	2,807	4,491	11,191	12,940	37,762	52,925
20,817	220,128	603	891	406	1,506	1,834	10,684
1,190	2,680	29	71	170	309	390	1,457
(64,920)	(214,329)	(895)	(2,646)	(1,854)	(3,564)	(4,778)	(27,304)
(42,913)	8,479	(263)	(1,684)	(1,278)	(1,749)	(2,554)	(15,163)

115,567	158,480	2,544	2,807	9,913	11,191	35,208	37,762

—	—	—	—	—	—	76,964	68,256

28,801	—	—	—	—	—	740	15,389
54	—	—	—	—	—	1,028	2,788
(558)	—	—	—	—	—	(4,689)	(9,469)
28,297	—	—	—	—	—	(2,921)	8,708
28,297	—	—	—	—	—	74,043	76,964

—	—	—	—	—	—	4,301	4,122

—	—	—	—	—	—	263	719
—	—	—	—	—	—	51	152
—	—	—	—	—	—	(407)	(692)
—	—	—	—	—	—	(93)	179
—	—	—	—	—	—	4,208	4,301

159,431	937,870	—	1,383	—	—	85,325	619,825
428,525	824,656	151	1,423	—	30	141,093	607,619
690,593	1,264,868	5,991	6,326	7,104	43,599	231,187	555,185
668,787	1,325,352	8,736	23,006	18,831	62,491	231,083	567,992

See notes to financial statements.

Semi-Annual Report    115

Statements of Changes in Net Assets continued

For the period ended April 30, 2022 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$5,756	$11,723	$2,629	$4,385
Net realized gains (losses)	(626)	11,316	351	2,119
Change in net unrealized appreciation/(depreciation)	(60,891)	(8,355)	(12,277)	162
Change in Net Assets Resulting from Operations	(55,761)	14,684	(9,297)	6,666
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(17,565)	(18,726)	(3,309)	(3,013)
SI Class	—	—	(1,158)	(1,423)
Return of capital:
Investor Class	—	—	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(17,565)	(18,726)	(4,467)	(4,436)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	52,649	117,961	10,473	97,650
SI Class	—	—	430	10,026
Reinvestment of distributions:
Investor Class	16,394	17,618	3,235	2,937
SI Class	—	—	1,158	1,412
Cost of fund shares redeemed:
Investor Class	(69,033)	(151,353)	(22,553)	(38,779)
SI Class	—	—	(529)	(12,150)
Change in Net Assets from Capital Transactions	10	(15,774)	(7,786)	61,096
Total Change in Net Assets	(73,316)	(19,816)	(21,550)	63,326
NET ASSETS:
Beginning of period	460,135	479,951	197,541	134,215
End of period	$386,819	$460,135	$175,991	$197,541

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	38,478	39,873	14,142	8,260
Shares sold	4,627	48,018	1,030	9,298
Shares issued in reinvestment of distributions	1,434	1,462	317	280
Shares redeemed	(6,167)	(50,875)	(2,226)	(3,696)
Change in shares outstanding	(106)	(1,395)	(879)	5,882
Outstanding shares at end of period	38,372	38,478	13,263	14,142

SI Class:
Outstanding shares at beginning of period	—	—	4,739	4,802
Shares sold	—	—	42	953
Shares issued in reinvestment of distributions	—	—	113	135
Shares redeemed	—	—	(52)	(1,151)
Change in shares outstanding	—	—	103	(63)
Outstanding shares at end of period	—	—	4,842	4,739

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	70,920	226,009	26,122	130,115
Sale of investments (excluding government)	75,615	238,992	28,631	87,752
Purchase of government securities	—	2,028	2,736	65,804
Sale of government securities	532	1,267	14,991	58,866

See notes to financial statements.

116   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2022	2021	2022	2021	2022	2021	2022	2021

$ 12,214	$ 20,225	$ 3,447	$ 3,406	$ 18,657	$ 30,599	$ 593	$ 1,083
(5,191)	9,175	(63)	1,074	2,484	27,141	(249)	32
(34,102)	(70)	(3,327)	1,707	(72,641)	8,997	(6,752)	273
(27,079)	29,330	57	6,187	(51,500)	66,737	(6,408)	1,388

(2,187)	(2,879)	(390)	(565)	(17,000)	(30,997)	(644)	(2,187)
(12,995)	(18,338)	(3,066)	(2,841)	(1,924)	—	—	—
—	—	—	(12)	—	—	—	—
—	—	—	(61)	—	—	—	—
(15,182)	(21,217)	(3,456)	(3,479)	(18,924)	(30,997)	(644)	(2,187)

20,737	58,149	4,343	2,838	151,727	284,884	33,027	29,318
78,503	226,113	16,216	126,996	401,213	—	—	—

2,172	2,852	380	558	15,195	29,357	453	1,720
12,036	17,461	1,931	2,337	886	—	—	—

(19,410)	(43,642)	(414)	(3,032)	(541,805)	(134,774)	(9,666)	(6,574)
(129,222)	(57,788)	(6,942)	(8,454)	(2,400)	—	—	—
(35,184)	203,145	15,514	121,243	24,816	179,467	23,814	24,464
(77,445)	211,258	12,115	123,951	(45,608)	215,207	16,762	23,665
1,029,954	818,696	191,126	67,175	740,403	525,196	87,753	64,088
$ 952,509	$1,029,954	$203,241	$191,126	$ 694,795	$ 740,403	$104,515	$87,753

15,064	13,340	2,094	2,058	107,757	81,419	8,366	6,056
2,107	5,770	427	287	22,485	41,743	3,259	2,767
221	283	39	57	2,285	4,298	44	163
(1,976)	(4,329)	(42)	(308)	(83,926)	(19,703)	(949)	(620)
352	1,724	424	36	(59,156)	26,338	2,354	2,310
15,416	15,064	2,518	2,094	48,601	107,757	10,720	8,366

87,581	69,145	17,183	5,003	—	—	—	—
8,090	22,434	1,640	12,795	62,781	—	—	—
1,223	1,733	196	236	141	—	—	—
(13,247)	(5,731)	(707)	(851)	(376)	—	—	—
(3,934)	18,436	1,129	12,180	62,546	—	—	—
83,647	87,581	18,312	17,183	62,546	—	—	—

415,062	996,183	44,751	165,009	300,681	621,428	62,132	88,652
476,168	817,953	35,626	43,497	251,743	452,665	46,274	77,538
113,698	68,533	—	—	—	—	3,659	10,009
109,842	31,805	—	—	—	—	1,323	8,141

See notes to financial statements.

Semi-Annual Report    117

Statements of Changes in Net Assets continued

For the period ended April 30, 2022 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$478	$1,002	$2,005	$3,190
Net realized gains (losses)	(116)	734	5,423	6,121
Change in net unrealized appreciation/(depreciation)	(2,487)	(670)	(28,553)	(8,456)
Change in Net Assets Resulting from Operations	(2,125)	1,066	(21,125)	855
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(942)	(1,029)	(4,003)	(5,601)
SI Class	—	—	(3,991)	(445)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(942)	(1,029)	(7,994)	(6,046)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	1,996	26,922	6,223	147,369
SI Class	—	—	45,639	127,091
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	937	1,024	3,976	5,572
SI Class	—	—	3,991	445
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(16,903)	(38,069)	(68,219)	(151,242)
SI Class	—	—	(2,220)	(125)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(13,970)	(10,123)	(10,610)	129,110
Total Change in Net Assets	(17,037)	(10,086)	(39,729)	123,919
NET ASSETS:
Beginning of period	86,225	96,311	303,993	180,074
End of period	$69,188	$86,225	$264,264	$303,993

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	8,535	9,534	19,469	19,306
Shares sold	200	2,649	710	47,100
Shares issued in reinvestment of distributions	94	101	443	599
Shares redeemed	(1,696)	(3,749)	(7,693)	(47,536)
Change in shares outstanding	(1,402)	(999)	(6,540)	163
Outstanding shares at end of period	7,133	8,535	12,929	19,469

SI Class:
Outstanding shares at beginning of period	—	—	13,707	—
Shares sold	—	—	5,097	13,672
Shares issued in reinvestment of distributions	—	—	447	48
Shares redeemed	—	—	(257)	(13)
Change in shares outstanding	—	—	5,287	13,707
Outstanding shares at end of period	—	—	18,994	13,707

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	10,190	42,078	28,975	234,491
Sale of investments (excluding government)	27,060	53,077	49,890	122,217
Purchase of government securities	44,233	104,198	38,255	55,314
Sale of government securities	43,602	106,826	39,474	28,062

See notes to financial statements.

118   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2022	2021	2022	2021	2022	2021	2022	2021

$ 24,910	$ 52,924	$ 1,036	$ 4,507	$ 1,173	$ 2,203	$ 13,801	$ 32,265
(22,061)	13,114	(2,089)	(3,353)	(110)	693	122,289	279,970
(135,007)	(2,534)	(4,537)	5,172	(5,866)	(82)	(159,257)	179,647
(132,158)	63,504	(5,590)	6,326	(4,803)	2,814	(23,167)	491,882

(9,508)	(15,708)	(1,044)	—	(161)	(210)	(87,554)	(9,418)
(15,109)	(34,219)	—	—	(1,550)	(1,978)	(205,490)	(20,044)
(1,200)	(3,028)	—	—	—	—	(3,493)	(260)
—	—	—	(4,517)	—	—	—	—
(25,817)	(52,955)	(1,044)	(4,517)	(1,711)	(2,188)	(296,537)	(29,722)

211,570	162,204	126	2,422	122	2,023	27,185	118,262
115,087	129,433	—	—	10,000	8,752	89,956	272,917
10,530	37,259	—	—	—	—	4,081	7,560
8,068	13,619	1,010	3,722	161	210	84,259	7,718
12,779	29,305	—	—	1,336	1,827	175,011	18,708
1,145	2,927	—	—	—	—	3,449	258
(80,865)	(180,948)	(5,842)	(92,614)	(85)	(916)	(70,295)	(221,646)
(92,998)	(285,828)	—	—	(10,233)	(2,298)	(350,398)	(283,148)
(35,353)	(28,224)	—	—	—	—	(3,243)	(5,859)
149,963	(120,253)	(4,706)	(86,470)	1,301	9,598	(39,995)	(85,230)
(8,012)	(109,704)	(11,340)	(84,661)	(5,213)	10,224	(359,699)	376,930

885,738	995,442	43,551	128,212	53,413	43,189	1,790,380	1,413,450
$ 877,726	$ 885,738	$ 32,211	$ 43,551	$ 48,200	$53,413	$1,430,681	$1,790,380

21,308	21,749	7,613	21,947	511	385	25,248	30,281
17,733	12,036	23	394	13	194	1,475	5,941
671	1,013	190	611	17	20	4,583	394
(6,634)	(13,490)	(1,141)	(15,339)	(9)	(88)	(3,668)	(11,368)
11,770	(441)	(928)	(14,334)	21	126	2,390	(5,033)
33,078	21,308	6,685	7,613	532	511	27,638	25,248

41,370	50,931	—	—	4,725	3,929	58,007	57,334
9,906	9,599	—	—	979	839	4,883	13,718
1,060	2,183	—	—	137	177	9,508	950
(7,865)	(21,343)	—	—	(1,016)	(220)	(19,208)	(13,995)
3,101	(9,561)	—	—	100	796	(4,817)	673
44,471	41,370	—	—	4,825	4,725	53,190	58,007

4,898	4,023	—	—	—	—	936	845
844	2,761	—	—	—	—	214	381
94	218	—	—	—	—	188	13
(2,828)	(2,104)	—	—	—	—	(174)	(303)
(1,890)	875	—	—	—	—	228	91
3,008	4,898	—	—	—	—	1,164	936

340,503	612,131	14,453	35,044	23,510	49,190	800,497	1,557,743
207,003	741,546	18,438	119,272	21,597	41,007	1,144,904	1,602,495
—	—	—	—	—	—	—	—
—	—	—	—	907	18	—	—

See notes to financial statements.

Semi-Annual Report    119

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains 18 Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves

Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

120   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the

Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at

Semi-Annual Report    121

Notes to Financial Statements continued

a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/ or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

122   Payden Mutual Funds

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the

Semi-Annual Report    123

Notes to Financial Statements continued

underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2022 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Interest rate[1]	2,170	—
Foreign currency[2,3]	884	(262)

Total	3,054	(262)

Low Duration
Interest rate[1]	4,753	(6,709)
Foreign currency[2,3]	363	(8)

Total	5,116	(6,717)

U.S. Government
Interest rate[1]	16	—

Core Bond
Interest rate[1]	14,309	(9,583)
Foreign currency[2,3]	2,998	(198)

Total	17,307	(9,781)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Corporate Bond
Interest rate[1]	2,205	(3,123)

Strategic Income
Credit[1]	—	(94)
Interest rate[1]	1,219	(789)
Foreign currency[2,3]	824	(31)

Total	2,043	(914)

Absolute Return Bond
Credit[1]	1,827	—
Equity[4]	845	—
Interest rate[1]	6,673	(5,586)
Foreign currency[2,3]	3,554	(556)

Total	12,899	(6,142)

Floating Rate
Foreign currency[2,3]	3	—

High Income
Interest rate[1]	55	—
Foreign currency[2,3]	103	(60)

Total	158	(60)

Global Low Duration
Interest rate[1]	263	(406)
Foreign currency[2,3]	27	(1)

Total	290	(407)

Global Fixed Income
Interest rate[1]	1,940	(2,193)
Foreign currency[2,3]	6,074	(948)

Total	8,014	(3,141)

Emerging Markets Bond
Credit[1]	867	—
Foreign currency[2,3]	8,398	(1,583)

Total	9,265	(1,583)

Emerging Markets Local Bond
Interest rate[1]	—	—
Foreign currency[2,3]	697	(480)

Total	697	(480)

Emerging Markets Corporate Bond
Credit[1]	29	—
Interest rate[1]	8	—
Foreign currency[2,3]	50	(12)

Total	87	(12)

Equity Income
Foreign currency[2,3]	2,197	—

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at fair value as reported in the Schedule of Investments.

124   Payden Mutual Funds

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2022 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$2,736	—	—	—	$2,736
Foreign exchange	—	$1,400	—	—	1,400

Total	2,736	1,400	—	—	4,136

Low Duration
Interest rate	1,657	—	—	—	1,657
Foreign exchange	—	1,944	—	—	1,944

Total	1,657	1,944	—	—	3,601

U.S. Government
Interest rate	(129)	—	—	—	(129)

Total	(129)	—	—	—	(129)

GNMA
Interest rate	(348)	—	—	—	(348)

Total	(348)	—	—	—	(348)

Core Bond
Interest rate	3,184	—	—	$(1,835)	1,349
Foreign exchange	—	3,463	—	—	3,463

Total	3,184	3,463	—	(1,835)	4,812

Corporate Bond
Credit	—	—	—	148	148
Interest rate	(783)	—	—	—	(783)

Total	(783)	—	—	148	(635)

Strategic Income
Credit	—	—	—	(47)	(47)
Interest rate	435	—	—	(316)	119
Foreign exchange	—	1,159	—	—	1,159

Total	435	1,159	—	(363)	1,231

Absolute Return Bond
Credit	—	—	—	1,208	1,208
Equity	—	—	$(127)	—	(127)
Interest rate	10,909	—	—	(12,290)	(1,381)
Foreign exchange	—	6,861	—	—	6,861

Total	10,909	6,861	(127)	(11,082)	6,561

Floating Rate
Foreign exchange	—	23	—	—	23

Total	—	23	—	—	23

High Income
Interest rate	—	—	—	192	192
Foreign exchange	—	255	—	—	255

Total	—	255	—	192	447

California Municipal Social Impact
Interest rate	(9)	—	—	—	(9)

Total	(9)	—	—	—	(9)

Global Low Duration
Interest rate	67	—	—	—	67
Foreign exchange	—	386	—	—	386

Total	67	386	—	—	453

Global Fixed Income
Interest rate	34	—	—	(202)	(168)
Foreign exchange	—	11,645	—	—	11,645

Total	34	11,645	—	(202)	11,477

Emerging Markets Bond
Credit	—	—	—	(256)	(256)
Foreign exchange	—	3,513	—	—	3,513

Total	—	3,513	—	(256)	3,257

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Emerging Markets Local Bond
Foreign exchange	—	$(264)	—	—	$(264)

Total	—	(264)	—	—	(264)

Emerging Markets Corporate Bond
Credit	—	—	—	$(51)	(51)
Interest rate	$9	—	—	—	9
Foreign exchange	—	(7)	—	—	(7)

Total	9	(7)	—	(51)	(49)

Equity Income
Foreign exchange	—	7,796	—	—	7,796

Total	—	7,796	—	—	7,796

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2022 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Interest rate	$1,531	—	—	—	$1,531
Foreign exchange	—	$3,843	—	—	3,843

Total	1,531	3,843	—	—	5,374

Low Duration
Interest rate	(685)	—	—	$(48)	(733)
Foreign exchange	—	575	—	—	575

Total	(685)	575	—	(48)	(158)

U.S. Government
Interest rate	77	—	—	—	77

GNMA
Interest rate	134	—	—	—	134

Core Bond
Interest rate	3,014	—	—	2,763	5,777
Foreign exchange	—	1,047	—	—	1,047

Total	3,014	1,047	—	2,763	6,824

Corporate Bond
Credit	—	—	—	(81)	(81)
Interest rate	(681)	—	—	—	(681)

Total	(681)	—	—	(81)	(762)

Strategic Income
Credit	—	—	—	(102)	(102)
Interest rate	182	—	—	427	609
Foreign exchange	—	413	—	—	413

Total	182	413	—	325	920

Semi-Annual Report    125

Notes to Financial Statements continued

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Absolute Return Bond
Credit	—	—	—	$1,827	$1,827
Equity	—	—	$550	—	550
Interest rate	$3,120	—	183	(2,443)	860
Foreign exchange	—	$757	—	—	757

Total	3,120	757	733	(616)	3,994

Floating Rate
Foreign exchange	—	3	—	—	3

High Income
Interest rate	—	—	—	(577)	(577)
Foreign exchange	—	62	—	—	62

Total	—	62	—	(577)	(515)

California Municipal Social Impact
Interest rate	63	—	—	—	63

Global Low Duration
Interest rate	(99)	—	—	—	(99)
Foreign exchange	—	(35)	—	—	(35)

Total	(99)	(35)	—	—	(134)

Global Fixed Income
Interest rate	(446)	—	—	617	171
Foreign exchange	—	3,596	—	—	3,596

Total	(446)	3,596	—	617	3,767

Emerging Markets Bond
Credit	—	—	—	871	871
Foreign exchange	—	4,619	—	—	4,619

Total	—	4,619	—	871	5,490

Emerging Markets Local Bond
Foreign exchange	—	511	—	—	511

Emerging Markets Corporate Bond
Credit	—	—	—	26	26
Interest rate	8	—	—	—	8
Foreign exchange	—	53	—	—	53

Total	8	53	—	26	87

Equity Income
Foreign exchange	—	1,976	—	—	1,976

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2022 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	6%	0%	0%	0%
Low Duration	3%	0%	1%	0%

	Foreign currency	Credit	Interest rate	Equity
Core Bond	7%	0%	3%	0%
Strategic Income	12%	2%	10%	0%
Absolute Return Bond	13%	4%	36%	0%
High Income	1%	0%	2%	0%
Global Low Duration	7%	0%	0%	0%
Global Fixed Income	54%	0%	1387%	0%
Emerging Markets Bond	15%	3%	0%	0%
Emerging Markets Local Bond	62%	0%	3%	0%
Emerging Markets Corporate Bond	2%	4%	0%	0%
Equity Income	9%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

126   Payden Mutual Funds

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At April 30, 2022, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Global Fixed Income
Derivative Financial Instruments:
Centrally Cleared Swaps	$43	—
Futures Contracts	66	$92
Forward Currency Contracts	6,074	948

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,183	1,040

Derivatives not subject to a MNA	(5,123)	(698)

Total derivative assets and liabilities subject to a MNA	$1,060	$342

Emerging Markets Local Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	$3	$—
Forward Currency Contracts	697	480

Total derivative assets and liabilities in the Statements of Assets and Liabilities	700	480

Derivatives not subject to a MNA	(439)	(22)

Total derivative assets and liabilities subject to a MNA	$261	$458

Emerging Markets Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	$176	$—
Forward Currency Contracts	8,398	1,583

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,574	1,583

Derivatives not subject to a MNA	(5,138)	(28)

Total derivative assets and liabilities subject to a MNA	$3,435	$1,554

Semi-Annual Report    127

Notes to Financial Statements continued

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2022 (000s):

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$247	$(82)	—	—	$165
HSBC Bank USA, N.A	813	(260)	—	—	553

Total	$1,060	$(342)	—	—	$718

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$82	$(82)	—	—	—
HSBC Bank USA, N.A	260	(260)	—	—	—

Total	$342	$(342)	—	—	—

Emerging Markets Local Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$49	$(49)	—	—	—
BNP PARIBAS	60	(60)	—	—	—
HSBC Bank USA, N.A	151	(151)	—	—	—

Total	$260	$(260)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$137	$(49)	—	—	$88
BNP PARIBAS	153	(60)	—	—	93
HSBC Bank USA, N.A	168	(151)	—	—	17

Total	$458	$(260)	—	—	$198

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$379	$(181)	—	—	$198
BNP PARIBAS	1,240	(479)	—	—	761
HSBC Bank USA, N.A	1,817	(894)	—	—	923

Total	$3,436	$(1,554)	—	—	$1,882

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$181	$(181)	—	—	—
BNP PARIBAS	479	(479)	—	—	—
HSBC Bank USA, N.A	894	(894)	—	—	—

Total	$1,554	$(1,554)	—	—	—

1	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	Net amount represents the net amount payable from the counterparty in the event of default.

128   Payden Mutual Funds

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2022, the Funds did not record any liability for uncertain tax positions.

Semi-Annual Report    129

Notes to Financial Statements continued

Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2022, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Payden funds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2021	Purchases	Sales	Dividends	Value April 30, 2022	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$19,586,290	$567,618,973	$570,215,913	$797	$16,989,350	—	—
Low Duration	13,067,645	440,342,919	423,340,732	871	30,069,832	—	—
U.S. Government	1,231,736	13,614,737	13,902,547	73	943,926	—	—
GNMA	1,645,850	17,266,771	17,979,063	87	933,558	—	—
Core Bond	9,491,781	230,105,699	214,797,369	429	24,800,111	—	—
Corporate Bond	9,317,672	54,200,196	59,919,881	284	3,597,987	—	—
Strategic Income	16,468,211	32,161,279	43,702,848	128	4,926,642	—	—
Absolute Return Bond	16,098,534	379,399,551	324,573,017	1,465	70,925,068	—	—
Floating Rate	18,414,477	39,764,051	49,892,513	1,050	8,286,015	—	—
High Income	63,684,041	245,178,571	292,830,991	1,305	16,031,621	—	—
Global Low Duration	1,992,741	34,619,503	34,748,283	95	1,863,961	—	—
Global Fixed Income	6,442,301	52,956,473	54,675,291	201	4,723,483	—	—
Emerging Markets Bond	12,017,290	352,603,531	346,625,226	789	17,995,595	—	—
Emerging Markets Local Bond	131,850	17,249,847	16,189,248	70	1,192,449	—	—
Emerging Markets Corporate Bond	4,449,319	18,801,922	21,089,332	104	2,161,909	—	—
Equity Income	21,652,964	449,950,750	400,805,502	1,902	70,798,212	—	—

Investments in Floating Rate Fund — SI Class
Limited Maturity	17,522,750	—	—	426,799	26,605,782	—	$(416,968)
Global Fixed Income	1,455,286	—	—	24,353	1,431,813	—	(23,673)

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2022.

Line of Credit

The Payden funds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during

130   Payden Mutual Funds

the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0-500	$0.5-1	$1-2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2020	FY 2021	FY 2022
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$425,137	$451,269	$302,634
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	0.20%	2,779,713	4,778,705	3,437,925
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	0.38%	1,421,862	1,319,206	746,537
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	127,100	128,799	55,208
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	0.15%	n/a	264,362	257,058	109,781
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	492,210	712,335	377,073
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	0.55%	56,398	22,954	1,489
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.65%	0.55%	334,464	386,478	225,359
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	1,703,932	2,176,157	1,132,317
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.60%	204,662	298,845	242,196
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	0.55%	—	—	11,677
California Municipal Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.45%	n/a	174,738	170,982	93,546
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	178,826	199,680	87,838
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	0.55%	123,205	69,044	19,632
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	276,554	155,479	68,036
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	0.75%	—	55,435	11,347
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	213,678	218,452	124,226
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	732,844	779,256	507,458

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2023 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end

Semi-Annual Report    131

Notes to Financial Statements continued

of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Cash Reserves Money Market
Repurchase Agreements	—	—	$104,000	—	—	—	$104,000
U.S. Government	—	—	54,997	—	—	—	54,997
U.S. Treasury	—	—	389,814	—	—	—	389,814
Investment Company	$4,968	—	—	—	—	—	4,968

132   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Limited Maturity
Asset Backed	—	—	$514,111	—	—	—	$514,111
Commercial Paper	—	—	170,922	—	—	—	170,922
Corporate Bond	—	—	889,764	—	—	—	889,764
Mortgage Backed	—	—	157,161	—	—	—	157,161
U.S. Government	—	—	362,710	—	—	—	362,710
Investment Company	$16,989	—	—	—	—	—	16,989
Investments Valued at NAV[1]	—	—	—	—	—	—	26,606

Low Duration
Asset Backed	—	—	341,743	—	—	—	341,743
Bank Loans	—	—	1,647	—	—	—	1,647
Commercial Paper	—	—	52,641	—	—	—	52,641
Corporate Bond	—	—	440,185	—	—	—	440,185
Mortgage Backed	—	—	200,714	—	—	—	200,714
Municipal	—	—	1,416	—	—	—	1,416
U.S. Government	—	—	320,777	—	—	—	320,777
Investment Company	30,070	—	—	—	—	—	30,070

U.S. Government
Mortgage Backed	—	—	17,747	—	—	—	17,747
U.S. Government	—	—	5,853	—	—	—	5,853
Investment Company	944	—	—	—	—	—	944

GNMA
Mortgage Backed	—	—	109,309	—	—	—	109,309
Investment Company	934	—	—	—	—	—	934

Core Bond
Asset Backed	—	—	88,141	—	—	—	88,141
Bank Loans	—	—	21,814	—	—	—	21,814
Corporate Bond	—	—	360,525	—	—	—	360,525
Foreign Government	—	—	52,608	—	—	—	52,608
Mortgage Backed	—	—	302,502	—	—	—	302,502
Municipal	—	—	30,510	—	—	—	30,510
U.S. Government	—	—	271,367	—	—	—	271,367
Investment Company	24,800	—	—	—	—	—	24,800

Corporate Bond
Asset Backed	—	—	15,186	—	—	—	15,186
Bank Loans	—	—	2,617	—	—	—	2,617
Corporate Bond	—	—	359,535	—	—	—	359,535
Foreign Government	—	—	1,656	—	—	—	1,656
Mortgage Backed	—	—	4,142	—	—	—	4,142
Municipal	—	—	3,173	—	—	—	3,173
Investment Company	3,598	—	—	—	—	—	3,598

Strategic Income
Asset Backed	—	—	25,759	—	—	—	25,759
Bank Loans	—	—	5,185	—	—	—	5,185
Corporate Bond	—	—	77,070	—	—	—	77,070
Foreign Government	—	—	7,517	—	—	—	7,517
Mortgage Backed	—	—	15,687	—	—	—	15,687
Municipal	—	—	7,380	—	—	—	7,380
U.S. Government	—	—	27,326	—	—	—	27,326
Common Stock	2,957	—	—	—	—	—	2,957
Preferred Stock	696	—	—	—	—	—	696
Investment Company	4,927	—	—	—	—	—	4,927

Semi-Annual Report    133

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Absolute Return Bond
Asset Backed	—	—	$260,832	—	—	—	$260,832
Bank Loans	—	—	29,053	—	—	—	29,053
Corporate Bond	—	—	214,643	—	—	—	214,643
Foreign Government	—	—	52,559	—	—	—	52,559
Mortgage Backed	—	—	299,064	—	—	—	299,064
U.S. Government	—	—	14,086	—	—	—	14,086
Options Purchased	$844	—	—	—	—	—	844
Preferred Stock	6,164	—	—	—	—	—	6,164
Investment Company	70,925	—	—	—	—	—	70,925

Floating Rate
Asset Backed	—	—	1,486	—	—	—	1,486
Bank Loans	—	—	157,644	—	—	—	157,644
Corporate Bond	—	—	27,900	—	—	—	27,900
Mortgage Backed	—	—	4,372	—	—	—	4,372
Preferred Stock	846	—	—	—	—	—	846
Investment Company	8,286	—	—	—	—	—	8,286

High Income
Asset Backed	—	—	6,024	—	—	—	6,024
Bank Loans	—	—	22,253	—	—	—	22,253
Corporate Bond	—	—	627,155	—	—	—	627,155
Mortgage Backed	—	—	17,834	—	—	—	17,834
Preferred Stock	1,353	—	—	—	—	—	1,353
Investment Company	16,032	—	—	—	—	—	16,032

California Municipal Social Impact
Corporate Bond	—	—	979	—	—	—	979
Mortgage Backed	—	—	450	—	—	—	450
Municipal	—	—	96,754	—	—	—	96,754
U.S. Government	—	—	3,650	—	—	—	3,650

Global Low Duration
Asset Backed	—	—	12,912	—	—	—	12,912
Corporate Bond	—	—	27,491	—	—	—	27,491
Foreign Government	—	—	611	—	—	—	611
Mortgage Backed	—	—	9,483	—	—	—	9,483
Municipal	—	—	90	—	—	—	90
U.S. Government	—	—	12,824	—	—	—	12,824
Commercial Paper	—	—	3,398	—	—	—	3,398
Investment Company	1,864	—	—	—	—	—	1,864

Global Fixed Income
Asset Backed	—	—	26,850	—	—	—	26,850
Bank Loans	—	—	5,081	—	—	—	5,081
Corporate Bond	—	—	67,636	—	—	—	67,636
Foreign Government	—	—	96,054	—	—	—	96,054
Mortgage Backed	—	—	32,527	—	—	—	32,527
U.S. Government	—	—	18,088	—	—	—	18,088
Investment Company	4,723	—	—	—	—	—	4,723
Investments Valued at NAV[1]	—	—	—	—	—	—	1,432

Emerging Markets Bond
Corporate Bond	—	—	259,808	—	—	—	259,808
Foreign Government	—	—	586,782	—	—	—	586,782
Investment Company	17,996	—	—	—	—	—	17,996

Emerging Markets Local Bond
Corporate Bond	—	—	6,041	—	—	—	6,041
Foreign Government	—	—	24,422	—	—	—	24,422
Investment Company	1,192	—	—	—	—	—	1,192

134   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Emerging Markets Corporate Bond
Bank Loans	—	—	$2,218	—	—	—	$2,218
Corporate Bond	—	—	42,974	—	—	—	42,974
Foreign Government	—	—	803	—	—	—	803
Mortgage Backed	—	—	285	—	—	—	285
Investment Company	$2,162	—	—	—	—	—	2,162

Equity Income
Corporate Bond	—	—	16,088	—	—	—	16,088
Common Stock	1,288,694	—	—	—	—	—	1,288,694
Preferred Stock	2,512	—	—	—	—	—	2,512
Real Estate Investment Trust	61,353	—	—	—	—	—	61,353
Investment Company	70,798	—	—	—	—	—	70,798

1	As of April 30, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Semi-Annual Report    135

Notes to Financial Statements continued

	Other Financial Instruments[1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Limited Maturity
Forward currency contracts	—	—	$883	$(261)	—	—	$622
Futures	$2,170	—	—	—	—	—	2,170

Low Duration
Forward currency contracts	—	—	363	(8)	—	—	355
Futures	4,753	(6,653)	—	—	—	—	(1,900)
Swaps	—	—	—	(56)	—	—	(56)

U.S. Government
Futures	16	—	—	—	—	—	16

Core Bond
Forward currency contracts	—	—	2,998	(198)	—	—	2,800
Futures	11,622	(7,902)	—	—	—	—	3,720
Swaps	—	—	2,687	(1,682)	—	—	1,005

Corporate Bond
Futures	2,205	(3,123)	—	—	—	—	(918)

Strategic Income
Forward currency contracts	—	—	824	(31)	—	—	793
Futures	808	(532)	—	—	—	—	276
Swaps	—	—	411	(351)	—	—	60

Absolute Return Bond
Forward currency contracts	—	—	3,554	(556)	—	—	2,998
Futures	6,673	(798)	—	—	—	—	5,875
Swaps	—	—	1,827	(4,788)	—	—	(2,961)

Floating Rate
Forward currency contracts	—	—	3	—	—	—	3

High Income
Forward currency contracts	—	—	103	(60)	—	—	43
Swaps	—	—	55	—	—	—	55

Global Low Duration
Forward currency contracts	—	—	27	(1)	—	—	26
Futures	263	(406)	—	—	—	—	(143)

Global Fixed Income
Forward currency contracts	—	—	6,074	(948)	—	—	5,126
Futures	1,102	(1,414)	—	—	—	—	(312)
Swaps	—	—	838	(779)	—	—	59

Emerging Markets Bond
Forward currency contracts	—	—	8,398	(1,583)	—	—	6,815
Swaps	—	—	867	—	—	—	867

Emerging Markets Local Bond
Forward currency contracts	—	—	697	(480)	—	—	217
Swaps	—	—	—	—	—	—	—

Emerging Markets Corporate Bond
Forward currency contracts	—	—	50	(12)	—	—	38
Futures	8	—	—	—	—	—	8
Swaps	—	—	29	—	—	—	29

Equity Income
Forward currency contracts	—	—	2,197	—	—	—	2,197

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

136   Payden Mutual Funds

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise.

At October 31, 2021, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

Total
Limited Maturity	$2,194
U.S. Government	7,379
GNMA	39,339
Floating Rate	3,386
High Income	3,191
California Municipal Social Impact	88
Emerging Markets Bond	14,661
Emerging Markets Local Bond	20,010

At April 30, 2021, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$553,779	—	—	—
Low Duration	1,430,152	$5,644	$(48,220)	$(42,576)
U.S. Government	26,222	65	(1,727)	(1,662)
Core Bond	1,263,697	21,067	(125,311)	(104,244)
Corporate Bond	427,761	3,382	(42,154)	(38,772)
Strategic Income	185,359	2,920	(12,604)	(9,684)
Absolute Return Bond	983,655	14,207	(47,175)	(32,968)
High Income	742,816	4,872	(56,894)	(52,022)
California Municipal Social Impact	106,164	167	(4,498)	(4,331)
Global Fixed Income	287,961	8,354	(39,212)	(30,858)
Emerging Markets Bond	1,049,927	12,057	(189,856)	(177,799)
Emerging Markets Local Bond	41,581	998	(10,762)	(9,764)
Emerging Markets Corporate Bond	54,090	197	(5,770)	(5,573)
Equity Income	1,256,850	198,109	(43,467)	154,642

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Semi-Annual Report    137

Financial Highlights

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Cash Reserves Money Market Fund
	2022		2021		2020		2019		2018
Net asset value — beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment activities:
Net investment income	0.00	(1)	0.00	(1)	0.01		0.02		0.01
Net realized and unrealized gain	0.00	(1)	0.00	(1)	0.00	(1)	—		—

Total from investment activities	0.00		0.00		0.01		0.02		0.01

Distributions to shareholders:
From net investment income	(0.00	)(1)	(0.00	)(1)	(0.01)		(0.02)		(0.01)
From net realized gains	—		—		(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.00	)(1)	(0.00	)(1)	(0.01)		(0.02)		(0.01)

Net asset value — end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01	%(2)	0.02%		0.57%		2.10%		1.43%

Ratios/supplemental data:
Net assets, end of period (000s)	$479,922		$500,758		$351,597		$274,957		$329,996
Ratio of gross expense to average net assets	0.37	%(3)	0.38%		0.39%		0.38%		0.38%
Ratio of net expense to average net assets	0.11	%(3)	0.05%		0.23%		0.25%		0.25%
Ratio of investment income less gross expenses to average net assets	(0.25	)%(3)	(0.32)%		0.35%		1.94%		1.26%
Ratio of net investment income to average net assets	0.01	%(3)	0.01%		0.51%		2.07%		1.39%
Portfolio turnover rate	n/a		n/a		n/a		n/a		n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund - Investor Class
	2022		2021		2020		2019		2018
Net asset value — beginning of period	$9.51		$9.50		$9.49		$9.46		$9.48

Income (loss) from investment activities:
Net investment income	0.02		0.06		0.15		0.25		0.20
Net realized and unrealized gains (losses)	(0.08)		0.01		0.01		0.03		(0.02)

Total from investment activities	(0.06)		0.07		0.16		0.28		0.18

Distributions to shareholders:
From net investment income	(0.03)		(0.06)		(0.15)		(0.25)		(0.20)
From net realized gains	—		—		(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.03)		(0.06)		(0.15)		(0.25)		(0.20)

Net asset value — end of period	$9.42		$9.51		$9.50		$9.49		$9.46

Total return	(0.63	)%(2)	0.75%		1.75%		2.99%		1.92%

Ratios/supplemental data:
Net assets, end of period (000s)	$623,321		$851,146		$1,219,514		$783,645		$784,821
Ratio of gross expense to average net assets	0.52	%(3)	0.49%		0.54%		0.55%		0.55%
Ratio of net expense to average net assets	0.25	%(3)	0.25%		0.25%		0.25%		0.25%
Ratio of investment income less gross expenses to average net assets	0.27	%(3)	0.41%		1.24%		2.29%		1.82%
Ratio of net investment income to average net assets	0.54	%(3)	0.64%		1.53%		2.59%		2.12%
Portfolio turnover rate	15	%(2)	60%		63%		74%		72%

The Fund commenced operations on April 29, 1994.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

138   Payden Mutual Funds

	Payden Limited Maturity Fund - SI Class
	2022		2021
Net asset value — beginning of period	$9.52		$9.53

Income (loss) from investment activities:
Net investment income	0.03		0.02
Net realized and unrealized loss	(0.10)		(0.01)

Total from investment activities	(0.07)		0.01

Distributions to shareholders:
From net investment income	(0.03)		(0.02)

Net asset value — end of period	$9.42		$9.52

Total return	(0.61	)%(1)	0.11	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,457,020		$1,398,387
Ratio of gross expense to average net assets	0.53	%(2)	0.51	%(2)
Ratio of net expense to average net assets	0.20	%(2)	0.20	%(2)
Ratio of investment income less gross expenses to average net assets	0.26	%(2)	0.28	%(2)
Ratio of net investment income to average net assets	0.60	%(2)	0.59	%(2)
Portfolio turnover rate	15	%(1)	60	%(1)
The Class commenced operations on June 30, 2021.
(1) Not annualized. (2) Annualized.

	Payden Low Duration Fund - Investor Class
	2022		2021		2020	2019		2018
Net asset value — beginning of period	$10.12		$10.22		$10.10	$9.91		$10.09

Income (loss) from investment activities:
Net investment income	0.08		0.18		0.18	0.24		0.22
Net realized and unrealized gains (losses)	(0.34)		0.00	(1)	0.12	0.19		(0.18)

Total from investment activities	(0.26)		0.18		0.30	0.43		0.04

Distributions to shareholders:
From net investment income	(0.09)		(0.19)		(0.18)	(0.24)		(0.22)
From net realized gains	(0.03)		(0.09)		—	—		—
Return of capital	—		—		—	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.12)		(0.28)		(0.18)	(0.24)		(0.22)

Net asset value — end of period	$9.74		$10.12		$10.22	$10.10		$9.91

Total return	(2.92	)%(2)	0.84%		3.00%	4.39%		0.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,125,755		$1,604,077		$1,532,982	$1,523,037		$1,212,308
Ratio of gross expense to average net assets	0.53	%(3)	0.51%		0.53%	0.54%		0.54%
Ratio of net expense to average net assets	0.43	%(3)	0.43%		0.43%	0.43%		0.43%
Ratio of investment income less gross expenses to average net assets	0.87	%(3)	0.75%		1.64%	2.27%		2.06%
Ratio of net investment income to average net assets	0.96	%(3)	0.83%		1.74%	2.38%		2.17%
Portfolio turnover rate	60	%(2)	138%		211%	166%		85%

The Fund commenced operations on December 31, 1993.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    139

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Low Duration Fund - SI Class
	2022
Net asset value — beginning of period	$9.92

Income (loss) from investment activities:
Net investment income	0.02
Net realized and unrealized loss	(0.18)

Total from investment activities	(0.16)

Distributions to shareholders:
From net investment income	(0.02)

Net asset value — end of period	$9.74

Total return	(1.61	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$275,580
Ratio of gross expense to average net assets	0.54	%(2)
Ratio of net expense to average net assets	0.38	%(2)
Ratio of investment income less gross expenses to average net assets	1.12	%(2)
Ratio of net investment income to average net assets	1.28	%(2)
Portfolio turnover rate	60	%(1)
The Class commenced operations on February 28, 2022.
(1) Not annualized. (2) Annualized.

	Payden U.S. Government Fund
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.29		$10.54	$10.35	$10.11	$10.42

Income (loss) from investment activities:
Net investment income	0.11	(1)	0.15 (1)	0.19 (1)	0.24 (1)	0.15 (1)
Net realized and unrealized gains (losses)	(0.60)		(0.18)	0.25	0.30	(0.24)

Total from investment activities	(0.49)		(0.03)	0.44	0.54	(0.09)

Distributions to shareholders:
From net investment income	(0.13)		(0.22)	(0.25)	(0.30)	(0.22)

Net asset value — end of period	$9.67		$10.29	$10.54	$10.35	$10.11

Total return	(4.80	)%(2)	(0.31)%	4.26%	5.36%	(0.86)%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,613		$28,876	$47,360	$39,301	$37,678
Ratio of gross expense to average net assets	0.90	%(3)	0.77%	0.73%	0.73%	0.62%
Ratio of net expense to average net assets	0.43	%(3)	0.43%	0.43%	0.43%	0.41%
Ratio of investment income less gross expenses to average net assets	1.69	%(3)	1.10%	1.51%	2.00%	1.28%
Ratio of net investment income to average net assets	2.15	%(3)	1.44%	1.81%	2.30%	1.49%
Portfolio turnover rate	27	%(2)	22%	48%	49%	28%

The Fund commenced operations on December 30, 1994.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

140   Payden Mutual Funds

	Payden GNMA Fund
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$9.12		$9.47	$9.42	$8.97	$9.49

Income (loss) from investment activities:
Net investment income	0.00	(1)	0.07	0.18	0.20	0.16
Net realized and unrealized gains (losses)	(0.74)		(0.15)	0.15	0.56	(0.38)

Total from investment activities	(0.74)		(0.08)	0.33	0.76	(0.22)

Distributions to shareholders:
From net investment income	(0.16)		(0.27)	(0.28)	(0.31)	(0.30)

Net asset value — end of period	$8.22		$9.12	$9.47	$9.42	$8.97

Total return	(8.18	)%(2)	(0.91)%	3.52%	8.63%	(2.34)%

Ratios/supplemental data:
Net assets, end of period (000s)	$81,440		$102,013	$122,509	$132,455	$159,393
Ratio of gross expense to average net assets	0.69	%(3)	0.69%	0.71%	0.69%	0.68%
Ratio of net expense to average net assets	0.45	%(3)	0.47%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.59	%(3)	1.15%	1.92%	2.51%	1.74%
Ratio of net investment income to average net assets	1.83	%(3)	1.38%	2.13%	2.70%	1.93%
Portfolio turnover rate	6	%(2)	28%	25%	18%	20%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.84		$11.13	$10.90	$10.20	$10.73

Income (loss) from investment activities:
Net investment income	0.12	(4)	0.21 (4)	0.26 (4)	0.33 (4)	0.31	(4)
Net realized and unrealized gains (losses)	(1.10)		0.09	0.25	0.71	(0.51)

Total from investment activities	(0.98)		0.30	0.51	1.04	(0.20)

Distributions to shareholders:
From net investment income	(0.14)		(0.42)	(0.28)	(0.32)	(0.33)
From net realized gains	(0.01)		(0.17)	—	—	—
Return of capital	—		—	—	(0.02)	(0.00	)(1)

Total distributions to shareholders	(0.15)		(0.59)	(0.28)	(0.34)	(0.33)

Net asset value — end of period	$9.71		$10.84	$11.13	$10.90	$10.20

Total return	(9.24	)%(2)	1.15%	4.76%	10.36%	(1.88)%

Ratios/supplemental data:
Net assets, end of period (000s)	$342,033		$409,453	$589,061	$695,683	$604,289
Ratio of gross expense to average net assets	0.52	%(3)	0.51%	0.54%	0.53%	0.53%
Ratio of net expense to average net assets	0.52	%(3)	0.53%	0.53%	0.53%	0.53%
Ratio of investment income less gross expenses to average net assets	2.27	%(3)	1.93%	2.40%	3.10%	2.95%
Ratio of net investment income to average net assets	2.27	%(3)	1.92%	2.40%	3.10%	2.95%
Portfolio turnover rate	25	%(2)	88%	125%	86%	67%

The Fund commenced operations on December 31, 1993.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.
(4)	Based on average shares outstanding.

See notes to financial statements.

Semi-Annual Report    141

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Core Bond Fund - SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.83		$11.12	$10.89	$10.19	$10.66

Income (loss) from investment activities:
Net investment income	0.12	(1)	0.22 (1)	0.27 (1)	0.34 (1)	0.25	(1)
Net realized and unrealized gains (losses)	(1.10)		0.09	0.25	0.71	(0.43)

Total from investment activities	(0.98)		0.31	0.52	1.05	(0.18)

Distributions to shareholders:
From net investment income	(0.14)		(0.43)	(0.29)	(0.33)	(0.29)
From net realized gains	(0.01)		(0.17)	—	—	—
Return of capital	—		—	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.15)		(0.60)	(0.29)	(0.35)	(0.29)

Net asset value — end of period	$9.70		$10.83	$11.12	$10.89	$10.19

Total return	(9.20	)%(3)	1.27%	4.88%	10.49%	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$718,455		$833,563	$758,985	$323,935	$296,239
Ratio of gross expense to average net assets	0.52	%(4)	0.52%	0.54%	0.54%	0.53	%(4)
Ratio of net expense to average net assets	0.42	%(4)	0.42%	0.42%	0.54%	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	2.27	%(4)	1.95%	2.37%	3.10%	3.03	%(4)
Ratio of net investment income to average net assets	2.36	%(4)	2.05%	2.48%	3.21%	3.14	%(4)
Portfolio turnover rate	25	%(3)	88%	125%	86%	67	%(3)
The Class commenced operations on January 22, 2018.
	Payden Core Bond Fund - Adviser Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.81		$11.10	$10.87	$10.17	$10.70

Income (loss) from investment activities:
Net investment income	0.10	(1)	0.19 (1)	0.24 (1)	0.30 (1)	0.28	(1)
Net realized and unrealized gains (losses)	(1.09)		0.08	0.25	0.72	(0.50)

Total from investment activities	(0.99)		0.27	0.49	1.02	(0.22)

Distributions to shareholders:
From net investment income	(0.12)		(0.39)	(0.26)	(0.30)	(0.31)
From net realized gains	(0.01)		(0.17)	—	—	—
Return of capital	—		—	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.13)		(0.56)	(0.26)	(0.32)	(0.31)

Net asset value — end of period	$9.69		$10.81	$11.10	$10.87	$10.17

Total return	(9.28	)%(3)	0.92%	4.52%	10.13%	(2.12)%

Ratios/supplemental data:
Net assets, end of period (000s)	$40,760		$46,499	$45,755	$38,979	$29,799
Ratio of gross expense to average net assets	0.77	%(4)	0.76%	0.79%	0.78%	0.78%
Ratio of net expense to average net assets	0.77	%(4)	0.78%	0.78%	0.78%	0.78%
Ratio of investment income less gross expenses to average net assets	2.02	%(4)	1.71%	2.14%	2.83%	2.71%
Ratio of net investment income to average net assets	2.02	%(4)	1.70%	2.15%	2.83%	2.71%
Portfolio turnover rate	25	%(3)	88%	125%	86%	67%

The Class commenced operations on November 2, 2009.

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

142   Payden Mutual Funds

	Payden Corporate Bond Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$11.96		$12.04	$11.73	$10.63	$11.38

Income (loss) from investment activities:
Net investment income	0.43		0.46	0.34	0.38	0.39
Net realized and unrealized gains (losses)	(1.58)		0.09	0.31	1.10	(0.68)

Total from investment activities	(1.15)		0.55	0.65	1.48	(0.29)

Distributions to shareholders:
From net investment income	(0.45)		(0.47)	(0.33)	(0.38)	(0.39)
From net realized gains	(0.28)		(0.16)	(0.01)	—	(0.07)

Total distributions to shareholders	(0.73)		(0.63)	(0.34)	(0.38)	(0.46)

Net asset value — end of period	$10.08		$11.96	$12.04	$11.73	$10.63

Total return	(12.34	)%(1)	3.27%	5.65%	14.20%	(2.61)%

Ratios/supplemental data:
Net assets, end of period (000s)	$386,819		$460,135	$479,951	$463,203	$298,708
Ratio of gross expense to average net assets	0.65	%(2)	0.65%	0.66%	0.66%	0.72%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	2.65	%(2)	2.47%	2.82%	3.43%	3.52%
Ratio of net investment income to average net assets	2.65	%(2)	2.47%	2.83%	3.43%	3.59%
Portfolio turnover rate	16	%(1)	49%	58%	49%	85%
The Fund commenced operations on March 12, 2009.
	Payden Corporate Bond Fund - SI Class
	2022
Net asset value — beginning of period	$10.98

Income (loss) from investment activities:
Net investment income	0.06
Net realized and unrealized loss	(0.89)

Total from investment activities	(0.83)

Distributions to shareholders:
From net investment income	(0.06)

Total distributions to shareholders	(0.06)

Net asset value — end of period	$10.09

Total return	(7.60	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$0	(3)
Ratio of gross expense to average net assets	0.25	%(2)
Ratio of net expense to average net assets	0.25	%(2)
Ratio of investment income less gross expenses to average net assets	3.54	%(2)
Ratio of net investment income to average net assets	3.54	%(2)
Portfolio turnover rate	16	%(1)

The Class commenced operations on February 28, 2022.

(1)	Not annualized.
(2)	Annualized.
(3)	Amount is less than $500.

See notes to financial statements.

Semi-Annual Report    143

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Strategic Income Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.46		$10.28	$10.21	$9.77	$10.11

Income (loss) from investment activities:
Net investment income	0.23		0.26	0.29	0.33	0.31
Net realized and unrealized gains (losses)	(0.65)		0.20	0.08	0.45	(0.34)

Total from investment activities	(0.42)		0.46	0.37	0.78	(0.03)

Distributions to shareholders:
From net investment income	(0.24)		(0.27)	(0.30)	(0.32)	(0.31)
From net realized gains	(0.08)		(0.01)	—	—	—
Return of capital	—		—	—	(0.02)	(0.00	)(1)

Total distributions to shareholders	(0.32)		(0.28)	(0.30)	(0.34)	(0.31)

Net asset value — end of period	$9.72		$10.46	$10.28	$10.21	$9.77

Total return	(4.89	)%(2)	4.37%	3.74%	8.09%	(0.33)%

Ratios/supplemental data:
Net assets, end of period (000s)	$128,922		$147,966	$84,881	$115,545	$146,823
Ratio of gross expense to average net assets	0.86	%(3)	0.85%	0.88%	0.87%	0.85%
Ratio of net expense to average net assets	0.65	%(3)	0.66%	0.70%	0.70%	0.72%
Ratio of investment income less gross expenses to average net assets	2.55	%(3)	2.30%	2.68%	3.14%	2.90%
Ratio of net investment income to average net assets	2.76	%(3)	2.49%	2.86%	3.30%	3.04%
Portfolio turnover rate	17	%(2)	90%	65%	72%	66%
The Fund commenced operations on May 8, 2014.
	Payden Strategic Income Fund - SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.46		$10.27	$10.20	$9.77	$10.11

Income (loss) from investment activities:
Net investment income	0.23		0.28	0.31	0.35	0.32
Net realized and unrealized gains (losses)	(0.65)		0.20	0.08	0.43	(0.34)

Total from investment activities	(0.42)		0.48	0.39	0.78	(0.02)

Distributions to shareholders:
From net investment income	(0.24)		(0.28)	(0.32)	(0.33)	(0.32)
From net realized gains	(0.08)		(0.01)	—	—	—
Return of capital	—		—	—	(0.02)	(0.00	)(1)

Total distributions to shareholders	(0.32)		(0.29)	(0.32)	(0.35)	(0.32)

Net asset value — end of period	$9.72		$10.46	$10.27	$10.20	$9.77

Total return	(4.84	)%(2)	4.58%	3.90%	8.14%	(0.20)%

Ratios/supplemental data:
Net assets, end of period (000s)	$47,069		$49,575	$49,334	$49,088	$58,071
Ratio of gross expense to average net assets	0.86	%(3)	0.85%	0.88%	0.87%	0.85%
Ratio of net expense to average net assets	0.55	%(3)	0.55%	0.55%	0.55%	0.59%
Ratio of investment income less gross expenses to average net assets	2.56	%(3)	2.34%	2.67%	3.13%	2.86%
Ratio of net investment income to average net assets	2.87	%(3)	2.65%	3.00%	3.45%	3.11%
Portfolio turnover rate	17	%(2)	90%	65%	72%	66%

The Fund commenced operations on May 8, 2014.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

144   Payden Mutual Funds

	Payden Absolute Return Bond Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.03		$9.92	$10.06	$9.93	$10.09

Income (loss) from investment activities:
Net investment income	0.14		0.20	0.25	0.32	0.28
Net realized and unrealized gains (losses)	(0.39)		0.12	(0.13)	0.16	(0.14)

Total from investment activities	(0.25)		0.32	0.12	0.48	0.14

Distributions to shareholders:
From net investment income	(0.14)		(0.21)	(0.26)	(0.35)	(0.30)
From net realized gains	(0.03)		—	—	—	—

Total distributions to shareholders	(0.17)		(0.21)	(0.26)	(0.35)	(0.30)

Net asset value — end of period	$9.61		$10.03	$9.92	$10.06	$9.93

Total return	(2.79	)%(1)	3.22%	1.23%	4.93%	1.40%

Ratios/supplemental data:
Net assets, end of period (000s)	$148,091		$151,027	$132,299	$124,347	$105,026
Ratio of gross expense to average net assets	0.74	%(2)	0.74%	0.74%	0.75%	0.84%
Ratio of net expense to average net assets	0.70	%(2)	0.70%	0.70%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	2.26	%(2)	1.93%	2.44%	3.21%	2.63%
Ratio of net investment income to average net assets	2.29	%(2)	1.96%	2.48%	3.26%	2.77%
Portfolio turnover rate	56	%(1)	95%	67%	82%	145%
The Fund commenced operations on November 6, 2014.
	Payden Absolute Return Bond Fund - SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.04		$9.93	$10.07	$9.93	$10.09

Income (loss) from investment activities:
Net investment income	0.15		0.22	0.27	0.37	0.26
Net realized and unrealized gains (losses)	(0.39)		0.12	(0.13)	0.15	(0.11)

Total from investment activities	(0.24)		0.34	0.14	0.52	0.15

Distributions to shareholders:
From net investment income	(0.15)		(0.23)	(0.28)	(0.38)	(0.31)
From net realized gains	(0.03)		—	—	—	—

Total distributions to shareholders	(0.18)		(0.23)	(0.28)	(0.38)	(0.31)

Net asset value — end of period	$9.62		$10.04	$9.93	$10.07	$9.93

Total return	(2.68	)%(1)	3.46%	1.45%	5.30%	1.55%

Ratios/supplemental data:
Net assets, end of period (000s)	$804,418		$878,927	$686,397	$514,279	$34,229
Ratio of gross expense to average net assets	0.74	%(2)	0.74%	0.74%	0.74%	0.84%
Ratio of net expense to average net assets	0.47	%(2)	0.47%	0.47%	0.47%	0.55%
Ratio of investment income less gross expenses to average net assets	2.25	%(2)	1.93%	2.44%	3.13%	2.67%
Ratio of net investment income to average net assets	2.52	%(2)	2.19%	2.71%	3.40%	2.96%
Portfolio turnover rate	56	%(1)	95%	67%	82%	145%

The Fund commenced operations on November 6, 2014.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    145

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Floating Rate Fund - Investor Class
	2022		2021	2020	2019		2018
Net asset value — beginning of period	$9.91		$9.51	$9.89	$9.93		$10.00

Income (loss) from investment activities:
Net investment income	0.15		0.30	0.33	0.48		0.39
Net realized and unrealized gains (losses)	(0.15)		0.39	(0.38)	(0.06)		(0.08)

Total from investment activities	0.00		0.69	(0.05)	0.42		0.31

Distributions to shareholders:
From net investment income	(0.16)		(0.28)	(0.33)	(0.46)		(0.38)
Return of capital	—		(0.01)	—	(0.00	)(1)	—

Total distributions to shareholders	(0.16)		(0.29)	(0.33)	(0.46)		(0.38)

Net asset value — end of period	$9.75		$9.91	$9.51	$9.89		$9.93

Total return	0.01	%(2)	7.29%	(0.41)%	4.33%		3.15%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,558		$20,753	$19,569	$21,962		$51,467
Ratio of gross expense to average net assets	0.85	%(3)	0.92%	0.97%	0.89%		0.85%
Ratio of net expense to average net assets	0.70	%(3)	0.72%	0.75%	0.75%		0.75%
Ratio of investment income less gross expenses to average net assets	3.14	%(3)	2.80%	3.22%	4.22%		3.65%
Ratio of net investment income to average net assets	3.29	%(3)	3.00%	3.44%	4.36%		3.75%
Portfolio turnover rate	18	%(2)	40%	53%	29%		91%
The Fund commenced operations on November 11, 2013.
	Payden Floating Rate Fund - SI Class
	2022		2021	2020	2019		2018
Net asset value — beginning of period	$9.92		$9.51	$9.90	$9.94		$10.01

Income (loss) from investment activities:
Net investment income	0.17		0.32	0.33	0.44		0.39
Net realized and unrealized gains (losses)	(0.16)		0.39	(0.38)	(0.01)		(0.07)

Total from investment activities	0.01		0.71	(0.05)	0.43		0.32

Distributions to shareholders:
From net investment income	(0.17)		(0.29)	(0.34)	(0.47)		(0.39)
Return of capital	—		(0.01)	—	(0.00	)(1)	—

Total distributions to shareholders	(0.17)		(0.30)	(0.34)	(0.47)		(0.39)

Net asset value — end of period	$9.76		$9.92	$9.51	$9.90		$9.94

Total return	0.06	%(2)	7.53%	(0.41)%	4.48%		3.25%

Ratios/supplemental data:
Net assets, end of period (000s)	$178,683		$170,373	$47,606	$54,924		$104,837
Ratio of gross expense to average net assets	0.85	%(3)	0.89%	0.97%	0.89%		0.85%
Ratio of net expense to average net assets	0.60	%(3)	0.61%	0.65%	0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.15	%(3)	2.77%	3.23%	4.23%		3.66%
Ratio of net investment income to average net assets	3.40	%(3)	3.05%	3.55%	4.48%		3.86%
Portfolio turnover rate	18	%(2)	40%	53%	29%		91%

The Fund commenced operations on November 11, 2013.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

146   Payden Mutual Funds

	Payden High Income Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$6.87		$6.45	$6.53	$6.25	$6.59

Income (loss) from investment activities:
Net investment income	0.17		0.33	0.34	0.35	0.35
Net realized and unrealized gains (losses)	(0.61)		0.42	(0.08)	0.28	(0.34)

Total from investment activities	(0.44)		0.75	0.26	0.63	0.01

Distributions to shareholders:
From net investment income	(0.17)		(0.33)	(0.34)	(0.35)	(0.35)

Net asset value — end of period	$6.26		$6.87	$6.45	$6.53	$6.25

Total return	(6.57	)%(1)	11.75%	4.23%	10.37%	0.16%

Ratios/supplemental data:
Net assets, end of period (000s)	$304,098		$740,403	$525,196	$440,406	$449,939
Ratio of gross expense to average net assets	0.59	%(2)	0.60%	0.62%	0.62%	0.62%
Ratio of net expense to average net assets	0.59	%(2)	0.60%	0.62%	0.62%	0.62%
Ratio of investment income less gross expenses to average net assets	4.97	%(2)	4.75%	5.28%	5.41%	5.36%
Ratio of net investment income to average net assets	4.97	%(2)	4.75%	5.28%	5.41%	5.36%
Portfolio turnover rate	35	%(1)	74%	124%	74%	62%
The Fund commenced operations on December 30, 1997.
	Payden High Income Fund - SI Class
	2022
Net asset value — beginning of period	$6.57

Income (loss) from investment activities:
Net investment income	0.04
Net realized and unrealized loss	(0.30)

Total from investment activities	(0.26)

Distributions to shareholders:
From net investment income	(0.06)

Net asset value — end of period	$6.25

Total return	(3.96	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$390,697
Ratio of gross expense to average net assets	0.62	%(2)
Ratio of net expense to average net assets	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	5.44	%(2)
Ratio of net investment income to average net assets	5.52	%(2)
Portfolio turnover rate	35	%(1)

The Class commenced operations on February 28, 2022.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    147

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden California Municipal Social Impact Fund
	2022		2021	2020		2019		2018
Net asset value — beginning of period	$10.49		$10.58	$10.62		$9.98		$10.28

Income (loss) from investment activities:
Net investment income	0.07		0.34	0.22		0.26		0.22
Net realized and unrealized gains (losses)	(0.74)		0.09	0.18		0.65		(0.26)

Total from investment activities	(0.67)		0.43	0.40		0.91		(0.04)

Distributions to shareholders:
From net investment income	(0.07)		(0.34)	(0.22)		(0.26)		(0.22)
From net realized gains	—		(0.18)	(0.22)		(0.01)		(0.04)

Total distributions to shareholders	(0.07)		(0.52)	(0.44)		(0.27)		(0.26)

Net asset value — end of period	$9.75		$10.49	$10.58		$10.62		$9.98

Total return	(6.41	)%(1)	2.38%	3.90%		9.22%		(0.39)%

Ratios/supplemental data:
Net assets, end of period (000s)	$104,515		$87,753	$64,088		$61,866		$57,140
Ratio of gross expense to average net assets	0.65	%(2)	0.71%	0.81%		0.70%		0.68%
Ratio of net expense to average net assets	0.45	%(2)	0.47%	0.53%		0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	1.08	%(2)	1.27%	1.80%		2.29%		2.05%
Ratio of net investment income to average net assets	1.28	%(2)	1.50%	2.08%		2.46%		2.20%
Portfolio turnover rate	64	%(1)	140%	209%		132%		161%
The Fund commenced operations on December 17, 1998.
	Payden Global Low Duration Fund
	2022		2021	2020		2019		2018
Net asset value — beginning of period	$10.10		$10.10	$10.04		$9.87		$10.06

Income (loss) from investment activities:
Net investment income	0.14		0.13	0.19		0.28		0.23
Net realized and unrealized gains (losses)	(0.37)		(0.01)	0.07		0.17		(0.19)

Total from investment activities	(0.23)		0.12	0.26		0.45		0.04

Distributions to shareholders:
From net investment income	(0.12)		(0.12)	(0.20)		(0.28)		(0.23)
From net realized gains	(0.05)		—	—		—		—
Return of capital	—		—	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)

Total distributions to shareholders	(0.17)		(0.12)	(0.20)		(0.28)		(0.23)

Net asset value — end of period	$9.70		$10.10	$10.10		$10.04		$9.87

Total return	(2.82	)%(1)	1.16%	2.63%		4.61%		0.42%

Ratios/supplemental data:
Net assets, end of period (000s)	$69,188		$86,225	$96,311		$91,028		$93,737
Ratio of gross expense to average net assets	0.76	%(2)	0.76%	0.72%		0.69%		0.67%
Ratio of net expense to average net assets	0.53	%(2)	0.53%	0.53%		0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	1.02	%(2)	0.91%	1.76%		2.63%		2.13%
Ratio of net investment income to average net assets	1.25	%(2)	1.13%	1.95%		2.78%		2.28%
Portfolio turnover rate	74	%(1)	169%	197%		107%		55%

The Fund commenced operations on September 18, 1996.

(1)	Not annualized.
(2)	Annualized.
(3)	Amount is less than $0.005.

See notes to financial statements.

148   Payden Mutual Funds

	Payden Global Fixed Income Fund - Investor Class
	2022		2021		2020	2019	2018
Net asset value — beginning of period	$9.17		$9.33		$9.24	$8.89	$9.11

Income (loss) from investment activities:
Net investment income (loss)	(0.10)		0.19		0.23	0.19	0.16
Net realized and unrealized gains (losses)	(0.50)		(0.04)		0.12	0.63	(0.19)

Total from investment activities	(0.60)		0.15		0.35	0.82	(0.03)

Distributions to shareholders:
From net investment income	(0.23)		(0.23)		(0.26)	(0.47)	(0.19)
From net realized gains	(0.06)		(0.08)		—	—	—

Total distributions to shareholders	(0.29)		(0.31)		(0.26)	(0.47)	(0.19)

Net asset value — end of period	$8.28		$9.17		$9.33	$9.24	$8.89

Total return	(7.15	)%(1)	0.59%		3.87%	9.56%	(0.39)%

Ratios/supplemental data:
Net assets, end of period (000s)	$107,112		$178,480		$180,074	$138,387	$129,003
Ratio of gross expense to average net assets	0.70	%(2)	0.71%		0.78%	0.78%	0.76%
Ratio of net expense to average net assets	0.70	%(2)	0.70%		0.70%	0.70%	0.69%
Ratio of investment income less gross expenses to average net assets	1.34	%(2)	1.19%		1.43%	1.81%	1.70%
Ratio of net investment income to average net assets	1.29	%(2)	1.20%		1.51%	1.88%	1.78%
Portfolio turnover rate	24	%(1)	60%		88%	67%	49%
The Fund commenced operations on September 1, 1992.
	Payden Global Fixed Income Fund - SI Class
	2022		2021
Net asset value — beginning of period	$9.16		$9.23

Income (loss) from investment activities:
Net investment income	0.14		0.04
Net realized and unrealized loss	(0.73)		(0.06)

Total from investment activities	(0.59)		(0.02)

Distributions to shareholders:
From net investment income	(0.24)		(0.05)
From net realized gains	(0.06)		—

Total distributions to shareholders	(0.30)		(0.05)

Net asset value — end of period	$8.27		$9.16

Total return	(7.19	)%(1)	(0.39	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$157,152		$125,513
Ratio of gross expense to average net assets	0.63	%(2)	0.79	%(2)
Ratio of net expense to average net assets	0.55	%(2)	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	1.39	%(2)	1.11	%(2)
Ratio of net investment income to average net assets	1.46	%(2)	1.35	%(2)
Portfolio turnover rate	24	%(1)	60	%(1)

The Class commenced operations on June 30, 2021.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    149

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Emerging Markets Bond Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$13.12		$12.99	$13.58	$12.68	$14.21

Income (loss) from investment activities:
Net investment income	0.35	(1)	0.70 (1)	0.68 (1)	0.75	0.77
Net realized and unrealized gains (losses)	(2.21)		0.14	(0.62)	0.91	(1.54)

Total from investment activities	(1.86)		0.84	0.06	1.66	(0.77)

Distributions to shareholders:
From net investment income	(0.36)		(0.71)	(0.65)	(0.76)	(0.70)
Return of capital	—		—	—	—	(0.06)

Total distributions to shareholders	(0.36)		(0.71)	(0.65)	(0.76)	(0.76)

Net asset value — end of period	$10.90		$13.12	$12.99	$13.58	$12.68

Total return	(14.40	)%(2)	6.48%	0.58%	13.45%	(5.64)%

Ratios/supplemental data:
Net assets, end of period (000s)	$360,670		$279,531	$282,521	$409,458	$404,580
Ratio of gross expense to average net assets	0.72	%(3)	0.71%	0.73%	0.72%	0.75%
Ratio of net expense to average net assets	0.72	%(3)	0.71%	0.73%	0.72%	0.75%
Ratio of investment income less gross expenses to average net assets	5.79	%(3)	5.22%	5.16%	5.65%	5.56%
Ratio of net investment income to average net assets	5.79	%(3)	5.22%	5.16%	5.65%	5.56%
Portfolio turnover rate	25	%(2)	63%	79%	73%	63%
The Fund commenced operations on December 17, 1998.
	Payden Emerging Markets Bond Fund - SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$13.10		$12.97	$13.56	$12.67	$14.19

Income (loss) from investment activities:
Net investment income	0.35	(1)	0.71 (1)	0.67 (1)	0.81	0.77
Net realized and unrealized gains (losses)	(2.20)		0.13	(0.60)	0.85	(1.52)

Total from investment activities	(1.85)		0.84	0.07	1.66	(0.75)

Distributions to shareholders:
From net investment income	(0.36)		(0.71)	(0.66)	(0.77)	(0.71)
Return of capital	—		—	—	—	(0.06)

Total distributions to shareholders	(0.36)		(0.71)	(0.66)	(0.77)	(0.77)

Net asset value — end of period	$10.89		$13.10	$12.97	$13.56	$12.67

Total return	(14.35	)%(2)	6.51%	0.64%	13.41%	(5.51)%

Ratios/supplemental data:
Net assets, end of period (000s)	$484,208		$541,893	$660,615	$582,062	$792,357
Ratio of gross expense to average net assets	0.72	%(3)	0.71%	0.74%	0.73%	0.75%
Ratio of net expense to average net assets	0.69	%(3)	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.78	%(3)	5.21%	5.06%	5.68%	5.61%
Ratio of net investment income to average net assets	5.80	%(3)	5.23%	5.11%	5.72%	5.67%
Portfolio turnover rate	25	%(2)	63%	79%	73%	63%

The Class commenced operations on April 9, 2012.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

150   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Adviser Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$13.13		$13.00	$13.59	$12.69	$14.22

Income (loss) from investment activities:
Net investment income	0.34	(1)	0.67 (1)	0.64 (1)	0.73	0.72
Net realized and unrealized gains (losses)	(2.21)		0.14	(0.61)	0.90	(1.53)

Total from investment activities	(1.87)		0.81	0.03	1.63	(0.81)

Distributions to shareholders:
From net investment income	(0.34)		(0.68)	(0.62)	(0.73)	(0.66)
Return of capital	—		—	—	—	(0.06)

Total distributions to shareholders	(0.34)		(0.68)	(0.62)	(0.73)	(0.72)

Net asset value — end of period	$10.92		$13.13	$13.00	$13.59	$12.69

Total return	(14.45	)%(2)	6.21%	0.33%	13.14%	(5.86)%

Ratios/supplemental data:
Net assets, end of period (000s)	$32,848		$64,314	$52,306	$67,090	$82,007
Ratio of gross expense to average net assets	0.97	%(3)	0.96%	0.98%	0.97%	1.00%
Ratio of net expense to average net assets	0.97	%(3)	0.96%	0.98%	0.97%	1.00%
Ratio of investment income less gross expenses to average net assets	5.51	%(3)	4.98%	4.86%	5.40%	5.31%
Ratio of net investment income to average net assets	5.51	%(3)	4.98%	4.86%	5.40%	5.31%
Portfolio turnover rate	25	%(2)	63%	79%	73%	63%
The Class commenced operations on November 2, 2009.
	Payden Emerging Markets Local Bond Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$5.72		$5.84	$6.50	$5.97	$6.90

Income (loss) from investment activities:
Net investment income	0.14	(1)	0.28 (1)	0.58	0.37	0.42
Net realized and unrealized gains (losses)	(0.90)		(0.10)	(0.93)	0.52	(0.93)

Total from investment activities	(0.76)		0.18	(0.35)	0.89	(0.51)

Distributions to shareholders:
From net investment income	(0.14)		—	—	(0.15)	(0.08)
Return of capital	—		(0.30)	(0.31)	(0.21)	(0.34)

Total distributions to shareholders	(0.14)		(0.30)	(0.31)	(0.36)	(0.42)

Net asset value — end of period	$4.82		$5.72	$5.84	$6.50	$5.97

Total return	(13.47	)%(2)	2.92%	(5.41)%	15.34%	(7.98)%

Ratios/supplemental data:
Net assets, end of period (000s)	$32,211		$43,551	$128,212	$216,368	$203,978
Ratio of gross expense to average net assets	1.05	%(3)	1.05%	0.93%	0.91%	0.84%
Ratio of net expense to average net assets	0.99	%(3)	0.99%	0.93%	0.91%	0.92%
Ratio of investment income less gross expenses to average net assets	5.09	%(3)	4.55%	5.08%	5.71%	6.25%
Ratio of net investment income to average net assets	5.15	%(3)	4.61%	5.08%	5.71%	6.17%
Portfolio turnover rate	39	%(2)	39%	54%	62%	69%

The Fund commenced operations on November 2, 2011.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    151

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Emerging Markets Local Bond Fund - SI Class
	2022
Net asset value — beginning of period	$5.30

Income (loss) from investment activities:
Net investment income	0.01	(1)
Net realized and unrealized loss	(0.48)

Total from investment activities	(0.47)

Distributions to shareholders:
From net investment income	(0.05)

Total distributions to shareholders	(0.05)

Net asset value — end of period	$4.78

Total return	(8.86	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$0	(3)
Ratio of gross expense to average net assets	0.57	%(4)
Ratio of net expense to average net assets	0.50	%(4)
Ratio of investment income less gross expenses to average net assets	0.63	%(4)
Ratio of net investment income to average net assets	0.69	%(4)
Portfolio turnover rate	39	%(2)
The Class commenced operations on February 28, 2022.
(1) Based on average shares outstanding. (2) Not annualized. (3) Amount is less than $500. (4) Annualized.

	Payden Emerging Markets Corporate Bond Fund - Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.18		$9.99	$9.99	$9.59	$10.33

Income (loss) from investment activities:
Net investment income	0.21	(1)	0.43 (1)	0.42 (1)	0.48 (1)	0.49 (1)
Net realized and unrealized gains (losses)	(1.00)		0.19	0.00 (2)	0.41	(0.72)

Total from investment activities	(0.79)		0.62	0.42	0.89	(0.23)

Distributions to shareholders:
From net investment income	(0.31)		(0.43)	(0.40)	(0.49)	(0.46)
From net realized gains	(0.10)		—	—	—	(0.03)
Return of capital	—		—	(0.02)	—	(0.02)

Total distributions to shareholders	(0.41)		(0.43)	(0.42)	(0.49)	(0.51)

Net asset value — end of period	$8.98		$10.18	$9.99	$9.99	$9.59

Total return	(8.93	)%(3)	6.08%	4.53%	9.46%	(2.26)%

Ratios/supplemental data:
Net assets, end of period (000s)	$4,780		$5,208	$3,845	$3,681	$4,208
Ratio of gross expense to average net assets	1.33	%(4)	1.28%	1.38%	1.32%	1.30%
Ratio of net expense to average net assets	0.95	%(4)	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	3.93	%(4)	3.80%	3.89%	4.55%	4.49%
Ratio of net investment income to average net assets	4.30	%(4)	4.13%	4.31%	4.92%	4.84%
Portfolio turnover rate	45	%(3)	84%	105%	94%	79%

The Fund commenced operations on November 11, 2013.

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

152   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund - SI Class
	2022		2021	2020		2019	2018
Net asset value — beginning of period	$10.20		$10.01	$10.01		$9.60	$10.34

Income (loss) from investment activities:
Net investment income	0.21	(1)	0.44 (1)	0.43	(1)	0.49 (1)	0.49 (1)
Net realized and unrealized gains (losses)	(1.00)		0.19	(0.00	)(2)	0.42	(0.71)

Total from investment activities	(0.79)		0.63	0.43		0.91	(0.22)

Distributions to shareholders:
From net investment income	(0.31)		(0.44)	(0.41)		(0.50)	(0.47)
From net realized gains	(0.10)		—	—		—	(0.03)
Return of capital	—		—	(0.02)		—	(0.02)

Total distributions to shareholders	(0.41)		(0.44)	(0.43)		(0.50)	(0.52)

Net asset value — end of period	$9.00		$10.20	$10.01		$10.01	$9.60

Total return	(8.87	)%(3)	6.28%	4.52%		9.67%	(2.16)%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,420		$48,205	$39,344		$36,825	$41,213
Ratio of gross expense to average net assets	1.32	%(4)	1.28%	1.38%		1.32%	1.31%
Ratio of net expense to average net assets	0.85	%(4)	0.85%	0.85%		0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	3.91	%(4)	3.82%	3.89%		4.54%	4.49%
Ratio of net investment income to average net assets	4.38	%(4)	4.25%	4.41%		5.01%	4.95%
Portfolio turnover rate	45	%(3)	84%	105%		94%	79%
The Fund commenced operations on November 11, 2013.
(1) Based on average shares outstanding. (2) Amount is less than $0.005. (3) Not annualized. (4) Annualized.

	Payden Equity Income Fund - Investor Class
	2022		2021	2020		2019	2018
Net asset value — beginning of period	$21.25		$15.97	$18.15		$16.20	$16.69

Income (loss) from investment activities:
Net investment income	3.33		0.38	0.36		0.40	0.38
Net realized and unrealized gains (losses)	(0.39)		5.24	(1.66)		2.03	0.29

Total from investment activities	2.94		5.62	(1.30)		2.43	0.67

Distributions to shareholders:
From net investment income	(3.55)		(0.34)	(0.33)		(0.37)	(0.34)
From net realized gains	(3.21)		—	(0.52)		(0.11)	(0.82)
Return of capital	—		—	(0.03)		—	—

Total distributions to shareholders	(6.76)		(0.34)	(0.88)		(0.48)	(1.16)

Net asset value — end of period	$17.43		$21.25	$15.97		$18.15	$16.20

Total return	(1.85	)%(1)	35.41%	(7.49)%		15.39%	3.92%

Ratios/supplemental data:
Net assets, end of period (000s)	$481,769		$536,613	$483,678		$570,662	$476,071
Ratio of gross expense to average net assets	0.74	%(2)	0.72%	0.74%		0.74%	0.74%
Ratio of net expense to average net assets	0.74	%(2)	0.72%	0.74%		0.74%	0.74%
Ratio of investment income less gross expenses to average net assets	1.49	%(2)	1.87%	2.17%		2.36%	2.20%
Ratio of net investment income to average net assets	1.49	%(2)	1.87%	2.17%		2.36%	2.20%
Portfolio turnover rate	49	%(1)	95%	63%		49%	42%

The Fund commenced operations on November 1, 1996.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    153

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2022 (Unaudited) and October 31st

	Payden Equity Income Fund - SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$21.27		$15.98	$18.16	$16.21	$16.70

Income (loss) from investment activities:
Net investment income	3.35		0.38	0.36	0.41	0.39
Net realized and unrealized gains (losses)	(0.40)		5.26	(1.64)	2.03	0.29

Total from investment activities	2.95		5.64	(1.28)	2.44	0.68

Distributions to shareholders:
From net investment income	(3.55)		(0.35)	(0.35)	(0.38)	(0.35)
From net realized gains	(3.21)		—	(0.52)	(0.11)	(0.82)
Return of capital	—		—	(0.03)	—	—

Total distributions to shareholders	(6.76)		(0.35)	(0.90)	(0.49)	(1.17)

Net asset value — end of period	$17.46		$21.27	$15.98	$18.16	$16.21

Total return	(1.80	)%(1)	35.51%	(7.40)%	15.47%	4.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$928,653		$1,233,890	$916,286	$809,209	$703,181
Ratio of gross expense to average net assets	0.74	%(2)	0.72%	0.74%	0.74%	0.74%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.60	%(2)	1.87%	2.16%	2.36%	2.19%
Ratio of net investment income to average net assets	1.68	%(2)	1.94%	2.24%	2.45%	2.29%
Portfolio turnover rate	49	%(1)	95%	63%	49%	42%
The Class commenced operations on August 1, 2014.
	Payden Equity Income Fund - Adviser Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$21.23		$15.96	$18.13	$16.19	$16.68

Income (loss) from investment activities:
Net investment income	3.31		0.31	0.32	0.36	0.33
Net realized and unrealized gains (losses)	(0.39)		5.26	(1.65)	2.02	0.30

Total from investment activities	2.92		5.57	(1.33)	2.38	0.63

Distributions to shareholders:
From net investment income	(3.54)		(0.30)	(0.29)	(0.33)	(0.30)
From net realized gains	(3.21)		—	(0.52)	(0.11)	(0.82)
Return of capital	—		—	(0.03)	—	—

Total distributions to shareholders	(6.75)		(0.30)	(0.84)	(0.44)	(1.12)

Net asset value — end of period	$17.40		$21.23	$15.96	$18.13	$16.19

Total return	(1.98	)%(1)	35.08%	(7.66)%	15.05%	3.69%

Ratios/supplemental data:
Net assets, end of period (000s)	$20,259		$19,877	$13,486	$16,039	$13,580
Ratio of gross expense to average net assets	0.99	%(2)	0.97%	0.99%	0.99%	0.99%
Ratio of net expense to average net assets	0.99	%(2)	0.97%	0.99%	0.99%	0.99%
Ratio of investment income less gross expenses to average net assets	1.23	%(2)	1.62%	1.91%	2.11%	1.95%
Ratio of net investment income to average net assets	1.23	%(2)	1.62%	1.91%	2.11%	1.95%
Portfolio turnover rate	49	%(1)	95%	63%	49%	42%

The Class commenced operations on December 1, 2011.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

154   Payden Mutual Funds

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2022. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2021	April 30, 2022	Return	Ratio	Paid
Cash Reserves Money Market	$1,000.00	$1,000.10	0.01%	0.11%	$0.56
Limited Maturity Investor Class	1,000.00	993.70	(0.63)%	0.25%	1.24
Limited Maturity SI Class	1,000.00	993.90	(0.61)%	0.20%	0.99
Low Duration Investor Class	1,000.00	970.80	(2.92)%	0.43%	2.10
Low Duration SI Class*	1,000.00	983.90	(1.61)%	0.38%	0.63	**
U.S. Government	1,000.00	952.00	(4.80)%	0.43%	2.08
GNMA	1,000.00	918.20	(8.18)%	0.45%	2.14
Core Bond Investor Class	1,000.00	907.60	(9.24)%	0.52%	2.44
Core Bond SI Class	1,000.00	908.00	(9.20)%	0.42%	1.99
Core Bond Adviser Class	1,000.00	907.20	(9.28)%	0.77%	3.63
Corporate Bond Investor Class	1,000.00	876.60	(12.34)%	0.65%	3.02
Corporate Bond SI Class*	1,000.00	924.00	(7.60)%	0.25%	0.40	**
Strategic Income Investor Class	1,000.00	951.10	(4.89)%	0.65%	3.15
Strategic Income SI Class	1,000.00	951.60	(4.84)%	0.55%	2.66
Absolute Return Bond Investor Class	1,000.00	972.10	(2.79)%	0.70%	3.42
Absolute Return Bond SI Class	1,000.00	973.20	(2.68)%	0.47%	2.30
Floating Rate Investor Class	1,000.00	1,000.10	0.01%	0.70%	3.47
Floating Rate SI Class	1,000.00	1,000.60	0.06%	0.60%	2.98
High Income Investor Class	1,000.00	934.30	(6.57)%	0.59%	2.85
High Income SI Class*	1,000.00	960.40	(3.96)%	0.55%	0.90	**
California Municipal Social Impact	1,000.00	935.90	(6.41)%	0.45%	2.16
Global Low Duration	1,000.00	971.80	(2.82)%	0.53%	2.59
Global Fixed Income Investor Class	1,000.00	928.50	(7.15)%	0.70%	3.35
Global Fixed Income SI Class	1,000.00	928.10	(7.19)%	0.55%	2.63
Emerging Markets Bond Investor Class	1,000.00	856.00	(14.40)%	0.72%	3.29
Emerging Markets Bond SI Class	1,000.00	856.50	(14.35)%	0.69%	3.18
Emerging Markets Bond Adviser Class	1,000.00	855.50	(14.45)%	0.97%	4.47
Emerging Markets Local Bond Investor Class	1,000.00	865.30	(13.47)%	0.99%	4.58
Emerging Markets Local Bond SI Class*	1,000.00	911.40	(8.86)%	0.50%	0.81	**
Emerging Markets Corporate Bond Investor Class	1,000.00	910.70	(8.93)%	0.95%	4.50
Emerging Markets Corporate Bond SI Class	1,000.00	911.30	(8.87)%	0.85%	4.03
Equity Income Investor Class	1,000.00	981.50	(1.85)%	0.74%	3.64
Equity Income SI Class	1,000.00	982.00	(1.80)%	0.65%	3.20
Equity Income Adviser Class	1,000.00	980.20	(1.98)%	0.99%	4.87

*	Inception date of February 28, 2022.
**

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 61 days of expenses, then divided by 365 (to reflect the period shown between February 28, 2022 and April 30, 2022).

Semi-Annual Report    155

Fund Expenses (Unaudited) continued

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2022 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2021	April 30, 2022	Return	Ratio	Paid
Cash Reserves Money Market	$1,000.00	$1,024.23	2.42%	0.11%	$0.57
Limited Maturity Investor Class	1,000.00	1,023.55	2.36%	0.25%	1.25
Limited Maturity SI Class	1,000.00	1,023.80	2.38%	0.20%	1.00
Low Duration Investor Class	1,000.00	1,022.66	2.27%	0.43%	2.16
Low Duration SI Class*	1,000.00	1,007.72	0.77%	0.38%	0.64	**
U.S. Government	1,000.00	1,022.66	2.27%	0.43%	2.16
GNMA	1,000.00	1,022.56	2.26%	0.45%	2.26
Core Bond Investor Class	1,000.00	1,022.23	2.22%	0.52%	2.59
Core Bond SI Class	1,000.00	1,022.71	2.27%	0.42%	2.11
Core Bond Adviser Class	1,000.00	1,020.99	2.10%	0.77%	3.84
Corporate Bond Investor Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Corporate Bond SI Class*	1,000.00	1,007.94	0.79%	0.25%	0.42	**
Strategic Income Investor Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Strategic Income SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Absolute Return Bond Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Absolute Return Bond SI Class	1,000.00	1,022.46	2.25%	0.47%	2.36
Floating Rate Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Floating Rate SI Class	1,000.00	1,021.82	2.18%	0.60%	3.01
High Income Investor Class	1,000.00	1,021.84	2.18%	0.59%	2.98
High Income SI Class*	1,000.00	1,007.44	0.74%	0.55%	0.92	**
California Municipal Social Impact	1,000.00	1,022.56	2.26%	0.45%	2.26
Global Low Duration	1,000.00	1,022.17	2.22%	0.53%	2.66
Global Fixed Income Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Global Fixed Income SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Emerging Markets Bond Investor Class	1,000.00	1,021.25	2.12%	0.72%	3.58
Emerging Markets Bond SI Class	1,000.00	1,021.37	2.14%	0.69%	3.46
Emerging Markets Bond Adviser Class	1,000.00	1,019.98	2.00%	0.97%	4.86
Emerging Markets Local Bond Investor Class	1,000.00	1,019.88	1.99%	0.99%	4.96
Emerging Markets Local Bond SI Class*	1,000.00	1,007.51	0.75%	0.50%	0.85	**
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.58	2.06%	0.85%	4.26
Equity Income Investor Class	1,000.00	1,021.12	2.11%	0.74%	3.71
Equity Income SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Equity Income Adviser Class	1,000.00	1,019.88	1.99%	0.99%	4.97

*	Inception date of February 28, 2022.
**

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 61 days of expenses, then divided by 365 (to reflect the period shown between February 28, 2022 and April 30, 2022).

156   Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	64	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	75	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	77	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	80	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	72	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	79	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	83	Independent Trustee	1992	19	Private Investor
Asha B. Joshi	64	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Jordan H. Lopez	41	Interested Trustee	2020	19	Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director, Payden & Rygel
Reza Pishva		Assistant Secretary	2021		Senior Vice President, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report    157

(THIS PAGE IS INTENTIONALLY LEFT BLANK)

158

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

You may elect to receive shareholder reports in paper free of charge. Contract your financial intermediary or, if you invest directly with the Funds, call 1 800 572-9336, to request paper copies.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

The Funds file their schedule of portfolio holdings with the SEC monthly on Form N-MFP. These reports are available on the SEC’s wersite at www.sec.gov.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund — SI Class (PYLSX)
Payden Limited Maturity Fund — Investor Class (PYLMX)
Payden Low Duration Fund — SI Class (PYLDX)
Payden Low Duration Fund — Investor Class (PYSBX)
Payden U.S. Government Fund (PYUSX)
Payden GNMA Fund (PYGNX)
Payden Core Bond Fund — SI Class (PYCSX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund — SI Class (PYCTX)
Payden Corporate Bond Fund — Investor Class (PYACX)
Payden Strategic Income Fund — SI Class (PYSIX)
Payden Strategic Income Fund — Investor Class (PYSGX)
Payden Absolute Return Bond Fund — SI Class (PYAIX)
Payden Absolute Return Bond Fund — Investor Class (PYARX)
Payden Floating Rate Fund — SI Class (PYFIX)
Payden Floating Rate Fund — Investor Class (PYFRX)
Payden High Income Fund — SI Class (PYCHX)
Payden High Income Fund — Investor Class (PYHRX)
TAX EXEMPT BOND FUND
Payden California Municipal Social Impact Fund (PYCRX)
GLOBAL BOND FUNDS
Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund — SI Class (PYGIX)
Payden Global Fixed Income Fund — Investor Class (PYGFX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Local Bond Fund — SI Class (PYILX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)
Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
EQUITY FUND
Payden Eduity Income Fund — SI Class (PYVSX)
Payden Eduity Income Fund — Investor Class (PYVLX)
Payden Eduity Income Fund — Adviser Class (PYVAX)
PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 572-9336 payden.com payden@UMB.com

PAYDEN/KRAVITZ

CASH BALANCE PLAN FUND

# SEMI-ANNUAL REPORT

APRIL **2022**

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

You may elect to receive shareholder reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1 800 572-9336, to request paper copies.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1 800 SEC-0330.

The Funds file their schedule of portfolio holdings with the SEC monthly on Form N-MFP. These reports are available on the SEC’s website at www.sec.gov.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at www.sec.gov. You may also call 1 800 572-9336 to request a free copy of the proxy voting guidelines.

Contents

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

10	Statement of Assets & Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Notes to Financial Statements

22	Financial Highlights

24	Fund Expenses

25	Trustees & Officers

Semi-Annual Report

Management Discussion & Analysis

For the six months ended April 30, 2022, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned -3.07%, the Adviser Class (PKCBX) returned -3.20%, the Retirement Class (PKCRX) returned -3.32% and the Institutional Class (PKCIX) returned -2.98%. The Fund’s benchmark, the 30-year U.S. Treasury Bond Yield from December 31st, returned 0.88%. Going into year-end, the advisor was cognizant of the risks posed by ongoing inflationary pressures, continued global supply chain issues, and a hawkish pivot from the Federal Reserve Bord and other major central banks. In January, as the distribution of potential outcomes expanded, coupled with valuations across most credit sensitive areas in fixed income that were near or below historic averages, the Fund reduced its overall credit risk by roughly 10%. In addition, interest rate sensitivity remained low relative to the Fund’s historical duration profile. Despite the difficult start to the year for risk assets, the advisor’s base case is that the Federal Reserve Board remains in “inflation-fighting” mode and is not likely to change its course of action as a result of recent volatility. For the underlying high yield cash bond exposure, the strategy chose a barbell between BBs/Rising Stars and Energy, which generated positive excess return year-to-date, despite negative index excess returns. Within emerging markets debt, the strategy’s exposure was focused on oil-exporting hard currency sovereigns and countries more remote from current geopolitical tensions. The strategy team broadly maintains its preference for securitized product due to the structural protections and strength in underlying collateral. Finally, the Fund increased its allocation to Equities as an option to diversify via new names given competing macro themes driving the increased market volatility. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as for efficient investment purposes. Derivatives contributed 0.12% to the Fund over period.

Semi-Annual Report 1

                   Portfolio Highlights & Investments

The Fund seeks income and total return consistent with preservation of capital.

Portfolio Composition - percent of investments
Mortgage Backed	32%
Asset Backed	23%
Corporate Bond	23%
Investment Company	6%
Foreign Government	6%
Other	10%

  Schedule of Investments - April 30, 2022 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (23%)
250,000	AlbaCore Euro CLO I DAC 1A 144A, (3 mo. EURIBOR + 3.250%), 3.25%, 10/18/34 EUR (a)(b)(c)	$250
400,000	Allegro CLO VII Ltd. 2018-1A 144A, (3 mo. LIBOR USD + 1.900%), 2.94%, 6/13/31 (a)(b)	395
450,000	Ammc CLO Ltd. 2017-20A 144A, (3 mo. LIBOR USD + 3.150%), 4.19%, 4/17/29 (a)(b)	447
250,000	Anchorage Capital CLO Ltd. 2018-10A 144A, (3 mo. LIBOR USD + 5.750%), 6.79%, 10/15/31 (a)(b)	237
350,000	Anchorage Capital CLO Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 3.450%), 4.59%, 7/22/32 (a)(b)	346
250,000	Anchorage Capital CLO Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 7.050%), 8.19%, 7/22/32 (a)(b)	246
400,000	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 2.950%), 3.50%, 5/15/36 (a)(b)	392
200,000	Bain Capital Euro CLO DAC 2018-1X, (3 mo. EURIBOR + 1.700%), 1.70%, 4/20/32 EUR (b)(c)(d)	204
250,000	Ballyrock CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 6.750%), 7.79%, 7/15/32 (a)(b)	247
500,000	BDS Ltd. 2021-FL7 144A, (1 mo. LIBOR USD + 2.800%), 3.35%, 6/16/36 (a)(b)	494
600,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 3.37%, 2/16/37 (a)(b)	582
250,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 6.350%), 7.39%, 7/15/32 (a)(b)	244
250,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 1.300%), 1.30%, 7/15/30 EUR (a)(b)(c)	259
350,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.650%), 2.65%, 7/15/30 EUR (a)(b)(c)	355
500,000	Blackrock European CLO V DAC 5X, (3 mo. EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (b)(c)(d)	516
300,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 3.450%), 4.00%, 8/19/38 (a)(b)	295
550,000	BSPRT Issuer Ltd. 2018-FL4 144A, (1 mo. LIBOR USD + 2.100%), 2.65%, 9/15/35 (a)(b)	551
500,000	BSPRT Issuer Ltd. 2018-FL4 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 9/15/35 (a)(b)	499

Principal or Shares	Security Description	Value (000)

350,000	Carlyle Global Market Strategies Euro CLO DAC 2015-2A 144A, (3 mo. EURIBOR + 0.940%), 0.94%, 11/10/35 EUR (a)(b)(c)	$364
800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	780
200,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	193
300,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	286
350,000	CHCP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 3.114%), 3.62%, 2/15/38 (a)(b)	346
300,000	CIFC Funding Ltd. 2013-3RA 144A, (3 mo. LIBOR USD + 2.900%), 4.08%, 4/24/31 (a)(b)	297
441,774	CLI Funding VIII LLC 2021-1A 144A, 2.38%, 2/18/46 (a)	398
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (a)(c)	297
150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (a)	135
550,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 3.48%, 4/15/49 (a)	493
870,750	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (a)	856
148,125	Driven Brands Funding LLC 2020-2A 144A, 3.24%, 1/20/51 (a)	134
1,300,000	Dryden 39 Euro CLO DAC 2015-39A 144A, (3 mo. EURIBOR + 0.950%), 0.95%, 4/15/35 EUR (a)(b)(c)	1,363
400,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 2.14%, 2/23/39 (a)(b)	401
300,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.54%, 2/23/39 (a)(b)	300
250,000	GoldentTree Loan Management U.S. CLO 1 Ltd. 2021-9A 144A, (3 mo. LIBOR USD + 6.750%), 7.81%, 1/20/33 (a)(b)	230
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 2.95%, 9/15/37 (a)(b)	594
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 9/15/37 (a)(b)	592
300,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 7/15/39 (a)(b)	292

2 Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

311,917	Halcyon Loan Advisors Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.650%), 2.83%, 7/25/27 (a)(b)	$312
450,000	ITE Rail Fund Levered LP 2021-3A 144A, 2.98%, 6/28/51 (a)	404
326,127	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 2.37%, 9/25/28 (a)	319
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 4.28%, 9/25/28 (a)	525
600,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 4.39%, 12/26/28 (a)	571
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 3.69%, 2/26/29 (a)	513
400,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 1.97%, 2/17/39 (a)(b)	392
300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 3.750%), 4.30%, 7/15/36 (a)(b)	289
250,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 3.89%, 4/19/30 (a)(b)	248
250,000	Madison Park Funding XXIV Ltd. 2016-24A 144A, (3 mo. LIBOR USD + 3.850%), 4.91%, 10/20/29 (a)(b)	249
500,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (a)	481
300,000	Oak Street Investment Grade Net Lease Fund Series 2021-1A 144A, 2.80%, 1/20/51 (a)	283
300,000	OCP CLO Ltd. 2018-15A 144A, (3 mo. LIBOR USD + 5.850%), 6.91%, 7/20/31 (a)(b)	292
250,000	OCP CLO Ltd. 2015-9A 144A, (3 mo. Term Secured Overnight Financing Rate + 6.800%), 7.21%, 1/15/33 (a)(b)	247
250,000	OCP CLO Ltd. 2020-19A 144A, (3 mo. LIBOR USD + 6.500%), 7.56%, 10/20/34 (a)(b)	239
700,000	OZLM XII Ltd. 2015-12A 144A, (3 mo. LIBOR USD + 1.600%), 2.89%, 4/30/27 (a)(b)	698
250,000	Palmer Square CLO Ltd. 2013-2A 144A, (3 mo. LIBOR USD + 5.850%), 6.89%, 10/17/31 (a)(b)	243
268,813	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	246
276,000	Textainer Marine Containers VII Ltd. 2021-2A 144A, 2.82%, 4/20/46 (a)	249
400,000	Trinity Rail Leasing LLC 2021-1A 144A, 3.08%, 7/19/51 (a)	356
600,000	TRP LLC 2021-1 144A, 3.06%, 6/19/51 (a)	537
600,000	TRP-TRIP Rail Master Funding LLC 2021-2 144A, 3.08%, 6/19/51 (a)	541
300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (a)	287
656,573	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 1.92%, 4/15/27 (a)(b)	653
347,375	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	315
Total Asset Backed (Cost - $25,555)		24,399

Bank Loans(e) (5%)
584,319	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 2.76%, 6/01/24	579
179,550	Bally’s Corp. Term Loan B 1L, (LIBOR USD 6-Month + 3.250%), 3.75%, 10/01/28	178

Principal or Shares	Security Description	Value (000)

241,254	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 3.50%, 3/01/24	$241
250,000	Crocs Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.45%, 2/19/29	245
286,500	Directv Financing LLC Term Loan 1L, (LIBOR USD 3-Month + 5.000%), 5.76%, 8/02/27	286
250,000	Froneri Lux FinCo Sarl Term Loan B 1L, (6 mo. EURIBOR + 2.375%), 2.38%, 1/31/27 EUR (c)	253
298,243	Graham Packaging Co. Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.76%, 8/04/27	293
199,500	Gray Television Inc. Term Loan D 1L, (LIBOR USD 3-Month + 3.000%), 3.46%, 12/01/28	198
259,114	Grifols SA Term Loan B 1L, (3 mo. EURIBOR + 2.250%), 2.25%, 11/15/27 EUR (c)	266
540,153	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.76%, 2/05/25	536
165,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	163
2,040	PRA Health Sciences Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.31%, 7/01/28	2
114,795	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.79%, 9/22/28	115
250,000	Sunset Debt Merger Sub Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.000%), 4.75%, 10/06/28	233
485,814	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.26%, 2/05/27	479
316,158	United Natural Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.46%, 10/22/25	315
349,125	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.01%, 8/03/28	346
299,250	WR Grace Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.81%, 9/22/28	297
323,350	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.51%, 5/30/25	321
Total Bank Loans (Cost - $5,404)		5,346

Corporate Bond (22%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (d)	993
250,000	Adani Electricity Mumbai Ltd., 3.95%, 2/12/30 (d)	215
183,500	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash, 4.63%, 10/15/39 (d)	154
300,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)	273
225,000	AES Panama Generation Holdings SRL, 4.38%, 5/31/30 (d)	201
250,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	228
400,000	American Express Co., 3.38%, 5/03/24	400
350,000	Anglo American Capital PLC 144A, 3.88%, 3/16/29 (a)	332
100,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 5.88%, 6/30/29 (a)	97

Semi-Annual Report 3

          Portfolio Highlights & Investments  continued

Principal or Shares	Security Description	Value (000)

190,000	ASP Unifrax Holdings Inc. 144A, 7.50%, 9/30/29 (a)(f)	$156
200,000	Athabasca Oil Corp. 144A, 9.75%, 11/01/26 (a)	213
200,000	Banco de Sabadell SA, (5 yr. Euro Swap + 6.414%), 6.50% EUR (b)(c)(d)(g)	211
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(g)	180
142,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	142
250,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	234
350,000	BRF GmbH, 4.35%, 9/29/26 (d)	332
300,000	Broadcom Inc. 144A, 4.00%, 4/15/29 (a)	286
500,000	C&W Senior Financing DAC, 6.88%, 9/15/27 (d)	486
200,000	Callon Petroleum Co., 6.13%, 10/01/24	198
250,000	Cemex SAB de CV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (b)(d)(g)	229
200,000	Cemex SAB de CV, 7.38%, 6/05/27 (d)	211
650,000	Centene Corp., 2.63%, 8/01/31	541
200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	190
250,000	CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 7/22/31 (d)	202
400,000	Civitas Resources Inc., 7.50%, 4/30/26	400
200,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	153
250,000	Colombia Telecomunicaciones SA ESP, 4.95%, 7/17/30 (d)	225
150,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	139
225,000	ContourGlobal Power Holdings SA 144A, 3.13%, 1/01/28 EUR (a)(c)	214
175,000	Covanta Holding Corp. 144A, 4.88%, 12/01/29 (a)	159
350,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	345
225,000	CTP NV, 0.75%, 2/18/27 EUR (c)(d)	208
300,000	Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 2/15/25 (d)	305
175,000	DISH DBS Corp. 144A, 5.75%, 12/01/28 (a)	157
200,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	199
130,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	130
300,000	Ecopetrol SA, 6.88%, 4/29/30	297
225,000	Energean PLC 144A, 6.50%, 4/30/27 (a)	213
125,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	108
100,000	Food Service Project SA 144A, 5.50%, 1/21/27 EUR (a)(c)	99
200,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	195
200,000	Freeport Indonesia PT 144A, 5.32%, 4/14/32 (a)	194
170,000	Freeport-McMoRan Inc., 4.38%, 8/01/28	165
250,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)	218
350,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	316
250,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.114%), 2.64%, 2/24/28 (b)	230
250,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 EUR (a)(c)	237

Principal or Shares	Security Description	Value (000)

650,000	Grupo Bimbo SAB de CV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (b)(d)(g)	$654
300,000	Gulfport Energy Corp. 144A, 8.00%, 5/17/26 (a)	309
105,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 4/15/32 (a)	103
200,000	II-VI Inc. 144A, 5.00%, 12/15/29 (a)	188
375,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(d)	371
250,000	Jabil Inc., 4.25%, 5/15/27	248
250,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 3.75%, 12/01/31 (a)	220
200,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.915%), 2.60%, 2/24/26 (b)	192
50,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 144A, 4.75%, 6/01/27 (a)	50
250,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	249
300,000	LA Construccion SA 144A, 4.75%, 2/07/32 (a)	265
250,000	Laredo Petroleum Inc., 9.50%, 1/15/25	257
100,000	Leviathan Bond Ltd. 144A, 5.75%, 6/30/23 (a)(d)	100
100,000	Leviathan Bond Ltd. 144A, 6.13%, 6/30/25 (a)(d)	100
300,000	Mauser Packaging Solutions Holding Co., 4.75%, 4/15/24 EUR (c)(d)	311
250,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	224
200,000	Mexico City Airport Trust, 4.25%, 10/31/26 (d)	191
550,000	Minejesa Capital BV, 4.63%, 8/10/30 (d)	502
550,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(d)	502
350,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.000%), 2.48%, 1/21/28 (b)	323
150,000	Mozart Debt Merger Sub Inc. 144A, 5.25%, 10/01/29 (a)	131
225,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	263
200,000	Neinor Homes SA, 4.50%, 10/15/26 EUR (c)(d)	198
225,000	Northern Oil and Gas Inc. 144A, 8.13%, 3/01/28 (a)	224
300,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	293
200,000	Owl Rock Capital Corp., 3.40%, 7/15/26	185
280,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	247
200,000	Penn Virginia Holdings LLC 144A, 9.25%, 8/15/26 (a)	205
450,000	Petroleos Mexicanos, 5.13%, 3/15/23 EUR (c)(d)	483
209,000	Petroleos Mexicanos, 6.70%, 2/16/32	180
250,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	232
200,000	ReNew Power Pvt Ltd., 6.45%, 9/27/22 (d)	200
200,000	Rogers Communications Inc. 144A, 2.95%, 3/15/25 (a)	195
300,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	291
300,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	235
250,000	Telefonica Celular del Paraguay SA, 5.88%, 4/15/27 (d)	251
115,000	TELUS Corp., 3.40%, 5/13/32	105
300,000	T-Mobile USA Inc., 3.75%, 4/15/27	292
550,000	Transnet SOC Ltd., 4.00%, 7/26/22 (d)	543
150,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	119
125,000	Twitter Inc. 144A, 5.00%, 3/01/30 (a)	128

4 Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

520,000	U.S. Foods Inc. 144A, 6.25%, 4/15/25 (a)	$535
200,000	U.S. Foods Inc. 144A, 4.75%, 2/15/29 (a)	185
249,000	United Airlines Pass-Through Trust 20-1, B, 4.88%, 1/15/26	241
235,000	Venture Global Calcasieu Pass LLC 144A, 3.88%, 11/01/33 (a)	205
200,000	Volkswagen Group of America Finance LLC 144A, 4.75%, 11/13/28 (a)	204
100,000	Voyage Care BondCo PLC 144A, 5.88%, 2/15/27 GBP (a)(c)	123
450,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 3.53%, 3/24/28 (b)	433
200,000	Workday Inc., 3.80%, 4/01/32	189
Total Corporate Bond (Cost - $25,622)		24,084

Foreign Government (6%)
425,000	Colombia Government International Bond, 4.50%, 3/15/29	386
625,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	586
150,000	Ecuador Government International Bond, 5.00%, 7/31/30 (d)	122
350,000	Egypt Government International Bond, 4.75%, 4/16/26 EUR (c)(d)	312
300,000	Guatemala Government Bond 144A, 3.70%, 10/07/33 (a)	258
500,000	Ivory Coast Government International Bond, 6.38%, 3/03/28 (d)	498
200,000	Mongolia Government International Bond, 8.75%, 3/09/24 (d)	206
300,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	258
200,000	Morocco Government International Bond, 3.50%, 6/19/24 EUR (c)(d)	214
300,000	Nigeria Government International Bond, 6.50%, 11/28/27 (d)	267
225,000	Nigeria Government International Bond 144A, 8.38%, 3/24/29 (a)	211
550,000	Oman Government International Bond, 4.75%, 6/15/26 (d)	542
200,000	Oman Government International Bond, 6.00%, 8/01/29 (d)	203
500,000	Paraguay Government International Bond 144A, 3.85%, 6/28/33 (a)	444
4,900,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	278
200,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	191
200,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	163
175,000	Romanian Government International Bond, 2.88%, 3/11/29 EUR (c)(d)	172
100,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(d)	97
200,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	167
300,000	Senegal Government International Bond, 4.75%, 3/13/28 EUR (c)(d)	298
250,000	Serbia International Bond, 1.00%, 9/23/28 EUR (c)(d)	202
Total Foreign Government (Cost - $6,809)		6,075

Principal or Shares	Security Description	Value (000)

Mortgage Backed (32%)
100,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.750%), 2.30%, 12/18/37 (a)(b)	$98
200,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.600%), 3.15%, 12/18/37 (a)(b)	195
600,000	BBCMS Mortgage Trust 2018-TALL 144A, (1 mo. LIBOR USD + 1.449%), 2.00%, 3/15/37 (a) (b)	557
340,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 2.35%, 10/15/36 (a)(b)	337
552,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.55%, 10/15/36 (a)(b)	542
680,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.85%, 10/15/36 (a)(b)	666
311,344	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 3.30%, 10/15/37 (a)(b)	302
500,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 2.51%, 5/15/38 (a)(b)	481
570,904	BX Commercial Mortgage Trust 2021-XL2 144A, (1 mo. LIBOR USD + 3.890%), 4.44%, 10/15/38 (a)(b)	551
500,000	BX Trust 2021-LGCY 144A, (1 mo. LIBOR USD + 3.193%), 3.75%, 10/15/23 (a)(b)	479
700,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 2.97%, 5/15/35 (a)(b)	674
500,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 2.594%), 3.15%, 10/15/36 (a)(b)	485
236,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 1.070%), 1.62%, 12/15/37 (a)(b)	235
546,015	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 6/15/34 (a)(b)	525
347,464	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 3.16%, 6/15/34 (a)(b)	319
393,196	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 2.65%, 11/15/37 (a)(b)	390
196,598	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 3.32%, 11/15/37 (a)(b)	195
294,897	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 4.05%, 11/15/37 (a)(b)	292
500,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 5.02%, 4/25/31 (a)(b)	507
48,750	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 3.12%, 7/25/31 (a)(b)	49
500,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 5.02%, 7/25/31 (a)(b)	507
1,200,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.82%, 8/25/31 (a)(b)	1,214

Semi-Annual Report 5

          Portfolio Highlights & Investments  continued

Principal or Shares	Security Description	Value (000)

550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.77%, 9/25/31 (a)(b)	$556
987,389	Connecticut Avenue Securities Trust 2019-R05 144A, (1 mo. LIBOR USD + 4.100%), 4.77%, 7/25/39 (a)(b)	989
550,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 4.07%, 10/25/39 (a)(b)	534
1,198,464	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.82%, 11/25/39 (a)(b)	1,181
79,130	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.67%, 1/25/40 (a)(b)	79
959,822	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 1/25/40 (a)(b)	961
600,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.67%, 1/25/40 (a)(b)	553
300,000	Connecticut Avenue Securities Trust 2022- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.000%), 3.29%, 1/25/42 (a)(b)	296
550,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.70%, 5/15/36 (a)(b)	540
400,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 3.20%, 5/15/36 (a)(b)	393
750,000	CSMC Trust 2017-MOON 144A, 3.30%, 7/10/34 (a)(h)	747
496,942	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 4.26%, 7/15/38 (a)(b)	489
500,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 4.77%, 3/25/31 (b)	502
600,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.67%, 9/25/49 (a)(b)	581
600,000	Freddie Mac STACR REMIC Trust 2022-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.500%), 2.79%, 1/25/42 (a)(b)	571
94,792	Freddie Mac STACR REMIC Trust 2022-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.100%), 2.39%, 3/25/42 (a)(b)	95
300,000	Freddie Mac STACR REMIC Trust 2022-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 2.25%, 4/25/42 (a)(b)	300
109,686	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.57%, 1/25/50 (a)(b)	110
110,151	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.52%, 2/25/50 (a)(b)	110
500,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 5.750%), 6.42%, 7/25/50 (a)(b)	529

Principal or Shares	Security Description	Value (000)

42,928	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 3.82%, 9/25/50 (a)(b)	$43
218,621	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 3.09%, 10/25/50 (a)(b)	220
200,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.800%), 5.09%, 10/25/50 (a)(b)	209
300,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.97%, 10/25/48 (a)(b)	301
456,864	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.32%, 1/25/49 (a)(b)	461
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 2.92%, 2/25/49 (a)(b)	658
361,960	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 3.02%, 2/25/49 (a)(b)	365
201,909	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.72%, 7/25/49 (a)(b)	202
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 3.37%, 10/25/49 (a)(b)	196
246,923	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 9.47%, 3/25/28 (b)	254
298,050	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3, (1 mo. LIBOR USD + 9.000%), 9.67%, 3/25/29 (b)	312
1,056,206	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1, (1 mo. LIBOR USD + 2.300%), 2.97%, 9/25/30 (b)	1,064
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.300%), 2.59%, 8/25/33 (a)(b)	592
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 5.27%, 12/25/42 (b)	1,254
300,000	HONO Mortgage Trust 2021-LULU 144A, (1 mo. LIBOR USD + 4.400%), 4.95%, 10/15/36 (a)(b)	295
450,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.500%), 4.06%, 1/15/33 (a)(b)	447
8,449	JP Morgan Mortgage Trust 2014-IVR3 144A, 2.34%, 9/25/44 (a)(b)	9
262,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.550%), 2.10%, 12/15/37 (a)(b)	255
300,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 2.050%), 2.60%, 12/15/37 (a)(b)	290
300,000	LAQ Mortgage Trust 2022-LAQ 144A, (1 mo. Term Secured Overnight Financing Rate + 4.872%), 5.39%, 3/15/39 (a)(b)	302

6 Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

540,634	Life Mortgage Trust 2021-BMR 144A, (1 mo. LIBOR USD + 2.950%), 3.50%, 3/15/38 (a)(b)	$519
300,000	MF1 Ltd. 2020-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 4.614%), 5.12%, 7/15/35 (a)(b)	305
3,709,422	Morgan Stanley Capital I Trust 2018-H3, 0.99%, 7/15/51 (h)	132
220,243	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 2.700%), 3.25%, 9/15/38 (a)(b)	215
183,536	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 4.700%), 5.25%, 9/15/38 (a)(b)	179
300,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.92%, 10/15/49 (a)(b)	286
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (a)	783
269,688	Radnor RE Ltd. 2021-1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.94%, 12/27/33 (a)(b)	268
110,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 3.16%, 11/17/30 GBP (a)(b)(c)	136
289,377	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 6.000%), 6.51%, 2/15/39 (a)(b)	286
1,400,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.42%, 4/25/43 (a)(b)	1,399
1,000,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 3.07%, 2/25/47 (a)(b)	997
450,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 2.90%, 6/15/26 (a)(b)	435
299,236	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 2.96%, 3/15/38 (a)(b)	289
400,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 2.33%, 12/15/34 (a)(b)	393
10,258,355	Wells Fargo Commercial Mortgage Trust 2018- C46, 1.10%, 8/15/51 (h)	367
Total Mortgage Backed (Cost —$35,127)		34,434
Stocks (5%)
Common Stock (5%)
2,900	Apple Inc.	457
5,700	Bristol Myers Squibb Co.	429

Principal or Shares	Security Description	Value (000)

600	Broadcom Inc.	$333
3,700	ConocoPhillips	353
3,100	Emerson Electric Co.	280
13,200	EQT Corp.	525
1,200	Home Depot Inc.	360
1,600	Microsoft Corp.	444
4,100	NextEra Energy Inc.	291
2,500	Simon Property Group Inc.	295
1,300	Target Corp.	297
1,800	Union Pacific Corp.	422
2,900	Waste Management Inc.	477
Total Stocks (Cost —$4,078)		4,963
Investment Company (6%)
5,431,760	Payden Cash Reserves Money Market Fund*	5,432
30,800	SPDR S&P Bank ETF	1,449
Total Investment Company (Cost - $7,100)		6,881

Purchase Options (0%)
Total Purchase Options (Cost—$60)		99
Total Investments (Cost—$109,755) (99%)		106,281
Other Assets, net of Liabilities (1%)		766

Net Assets (100%)		$107,047

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)

All or a portion of these securities are on loan. At April 30, 2022, the total market value of the Fund’s securities on loan is $156 and the total market value of the collateral held by the Fund is $163. Amounts in 000s.

(g)	Perpetual security with no stated maturity date.
(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase—0.1%
S & P 500 Index	4	$1,653	$3600	09/30/2022	$47	Put
S & P 500 Index	5	2,066	3600	04/29/2022	—	Put
S & P 500 Index	6	2,479	3850	06/30/2022	52	Put

Total Purchase Options					$99

Semi-Annual Report 7

          Portfolio Highlights & Investments continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 970,000	USD 241	BNP PARIBAS	07/29/2022	$—
USD 313	ZAR 4,610	Citibank, N.A.	07/19/2022	24
USD 9,769	EUR 8,828	Citibank, N.A.	09/15/2022	380
USD 523	CAD 670	HSBC Bank USA, N.A.	09/15/2022	2
USD 1,017	GBP 779	HSBC Bank USA, N.A.	09/15/2022	37

				443

Liabilities:
BRL 814	USD 161	Citibank, N.A.	07/29/2022	(1)
CLP 208,600	USD 241	BNP PARIBAS	07/29/2022	(1)
EUR 1,423	USD 1,584	Citibank, N.A.	09/15/2022	(71)
GBP 323	USD 409	HSBC Bank USA, N.A.	09/15/2022	(2)
MYR 3,535	USD 814	Barclays Bank PLC	07/29/2022	(3)
ZAR 2,510	USD 158	Citibank, N.A.	07/29/2022	—

				(78)

Net Unrealized Appreciation (Depreciation)				$365

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	2	Jun-22	$281	$(3)	$(3)
U.S. Treasury 2-Year Note Future	16	Jun-22	3,373	(4)	(4)
U.S. Ultra Bond Future	3	Jun-22	481	(48)	(48)

					(55)

Short Contracts:
Euro-Bobl Future	13	Jun-22	(1,744)	73	73
Euro-Bund Future	6	Jun-22	(972)	77	77
U.S. 10-Year Ultra Future	30	Jun-22	(3,870)	71	71
U.S. Treasury 10-Year Note Future	26	Jun-22	(3,098)	48	48
U.S. Treasury 5-Year Note Future	94	Jun-22	(10,591)	356	356

					625

Total Futures					$570

Open Centrally Cleared Credit Default Swap Contracts

				Upfront
		Notional		payments/	Unrealized
	Maturity	Amount	Value	receipts	Appreciation
Description	Date	(000s)	(000s)	(000s)	(000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 38 Index), Pay 5% Quarterly, Receive upon credit default	06/21/2027	USD 4,520	$(94)	$(252)	$158
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	06/21/2027	EUR 3,800	(147)	(231)	84

			$(241)	$(483)	$242

8 Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

				Upfront
		Notional		payments/	Unrealized
	Maturity	Amount	Value	receipts	Depreciation
Description	Date	(000s)	(000s)	(000s)	(000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 0.23021% (SOFRRATE) Annually	03/03/2032	USD 2,413	$(240)	$—	$(240)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 0.23332% (SOFRRATE) Annually	03/04/2032	USD 1,207	(110)	—	(110)

			$(350)	$—	$(350)

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Upfront
		Notional			payments/	Unrealized
	Maturity	Amount		Value	receipts	Depreciation
Description	Date	(000s)		(000s)	(000s)	(000s)
10 Year Zero-Coupon Inflation Swap Receive Fixed 2.35595% at Maturity, Pay Variable (Change in CPI) at Maturity	06/22/2031	USD	1,864	$(236)	$—	$(236)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$156
Non-cash Collateral[2]	(156)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At April 30, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report 9

Statement of Assets & Liabilities

April 30, 2022 (Unaudited)

Numbers in 000s

ASSETS:
Investments, at value*	$100,849
Affiliated investments, at value**	5,432
Foreign cash***	187
Cash	25
Cash pledged for financial futures contracts	400
Cash pledged for centrally cleared swaps	759
Receivable for:
Interest and dividends	457
Investments sold	1,207
Fund shares sold	21
Futures	33
Forward currency contracts	443
Variation margin on centrally cleared swaps	48
Other assets	10
Total Assets	109,871
LIABILITIES:
Payable for:
Forward currency contracts	78
Investments purchased	2,396
Fund shares redeemed	1
Futures	7
Liability for securities on loan (Note 2)	163
Accrued expenses:
Investment advisory fees (Note 3)	43
Administration fees (Note 3)	13
Distribution fees (Notes 3)	24
Trustee fees and expenses	1
Other liabilities	98
Total Liabilities	2,824
NET ASSETS	$107,047
NET ASSETS:
Paid in capital	$115,689
Distributable earnings (loss)	(8,642)
NET ASSETS	$107,047
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$1,057
Shares Outstanding	103
Net Asset Value Per Share	$10.30
SI Class
Net Assets	$70,154
Shares Outstanding	6,912
Net Asset Value Per Share	$10.15
Adviser Class
Net Assets	$14,366
Shares Outstanding	1,459
Net Asset Value Per Share	$9.85
Retirement Class
Net Assets	$21,470
Shares Outstanding	2,314
Net Asset Value Per Share	$9.28

* Investments, at cost	$104,323
** Affiliated investments, at cost	5,432
*** Foreign cash, at cost	188

See notes to financial statements.

Semi-Annual Report 10

Statement of Operations

Period ended April 30, 2022 (Unaudited)

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$1,792
Dividend income	89
Income from securities lending	1
Investment Income	1,882
EXPENSES:
Investment advisory fees (Note 3)	624
Administration fees (Note 3)	85
Shareholder servicing fees	2
Distribution fees (Note 3)	76
Custodian fees	39
Transfer agent fees	22
Registration and filing fees	26
Trustee fees and expenses	4
Printing and mailing costs	10
Loan commitment fees	1
Legal fees	2
Publication expense	3
Pricing fees	30
Fund accounting fees	53
Insurance	2
Audit fees	25
Gross Expenses	1,004
Expense subsidy (Note 3)	(220)
Net Expenses	784
Net Investment Income	1,098
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(938)
Foreign currency transactions	31
Forward foreign exchange contracts	858
Futures contracts	996
Written option contracts	59
Swap contracts	(1,508)
Change in net unrealized appreciation (depreciation) from:
Investments	(4,721)
Translation of assets and liabilities in foreign currencies	(2)
Forward foreign exchange contracts	119
Futures contracts	386
Written option contracts	24
Swap contracts	10
Net Realized and Unrealized Losses	(4,686)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,588)

See notes to financial statements.

11 Payden Mutual Funds

Statements of Changes in Net Assets

For the period ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

Numbers in 000s

	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,098	$2,526
Net realized gains (losses)	(502)	4,247
Change in net unrealized appreciation/(depreciation)	(4,184)	2,403
Change in Net Assets Resulting from Operations	(3,588)	9,176
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(24)	(19)
SI Class	(1,682)	(3,253)
Adviser Class	(314)	(466)
Retirement Class	(540)	(1,341)
Change in Net Assets from Distributions to Shareholders	(2,560)	(5,079)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	—	531
SI Class	5,199	15,975
Adviser Class	387	4,869
Retirement Class	469	2,377
Reinvestment of distributions:
Institutional Class	24	19
SI Class	1,682	3,253
Adviser Class	310	462
Retirement Class	540	1,341
Cost of fund shares redeemed:
Institutional Class	(6)	(7)
SI Class	(14,747)	(38,985)
Adviser Class	(1,112)	(5,790)
Retirement Class	(5,085)	(14,005)
Change in Net Assets from Capital Transactions	(12,339)	(29,960)
Total Change in Net Assets	(18,487)	(25,863)
NET ASSETS:
Beginning of period	125,534	151,397
End of period	$107,047	$125,534
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	101	50
Shares sold	—	50
Shares issued in reinvestment of distributions	3	2
Shares redeemed	(1)	(1)
Change in shares outstanding	2	51
Outstanding shares at end of period	103	101
SI Class:
Outstanding shares at beginning of period	7,665	9,523
Shares sold	505	1,511
Shares issued in reinvestment of distributions	160	316
Shares redeemed	(1,418)	(3,685)
Change in shares outstanding	(753)	(1,858)
Outstanding shares at end of period	6,912	7,665
Adviser Class:
Outstanding shares at beginning of period	1,497	1,534
Shares sold	39	476
Shares issued in reinvestment of distributions	31	46
Shares redeemed	(108)	(559)
Change in shares outstanding	(38)	(37)
Outstanding shares at end of period	1,459	1,497
Retirement Class:
Outstanding shares at beginning of period	2,735	3,791
Shares sold	50	245
Shares issued in reinvestment of distributions	56	141
Shares redeemed	(527)	(1,442)
Change in shares outstanding	(421)	(1,056)
Outstanding shares at end of period	2,314	2,735
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	61,873	210,692
Sale of investments (excluding government)	80,027	235,943
Purchase of government securities	4,423	2,148
Sale of government securities	5,384	12,065

See notes to financial statements.

Semi-Annual Report 12

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Semi-Annual Report 13

Notes to Financial Statements continued

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Payden Cash Reserves Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Payden Cash Reserves Money Market Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

14 Payden Mutual Funds

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract.

Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Semi-Annual Report 15

Notes to Financial Statements continued

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2022 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Credit[1]	242	—
Equity[2]	99	—
Interest rate[1]	625	(641)
Foreign currency[3,4]	443	(78)

Total	1,409	(719)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at fair value as reported in the Schedule of Investments.

3	Receivable for forward currency contracts.

4	Payable for forward currency contracts.

16 Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2022

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$143	$143
Equity	—	—	$(17)	—	(17)
Interest rate	$996	—	—	(1,651)	(655)
Foreign exchange	—	$858	—	—	858

Total	$996	$858	$(17)	$(1,508)	$329

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2022

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$242	$242
Equity	—	—	$69	—	69
Interest rate	$386	—	24	(232)	178
Foreign exchange	—	$119	—	—	119

Total	$386	$119	$93	$10	$608

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2022 the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
14%	4%	45%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However,

Semi-Annual Report 17

Notes to Financial Statements continued

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

18 Payden Mutual Funds

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2022, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2022, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

The Fund invests in the Payden Cash Reserves Money Market Fund, an affiliated Fund. Income earned, if any by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2021	Purchases	Sales	Dividends	Value April 30, 2022
$1,028,690	$39,123,761	$34,720,691	$145	$5,431,760

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2022.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2023 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

Semi-Annual Report 19

Notes to Financial Statements continued

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount of $1,091,874 ($468,884 for 2020, $402,793 for 2021 and $220,197 for 2022) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

			Level 2-Other Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$24,399	—	—	—	$24,399
Bank Loans	—	—	5,346	—	—	—	5,346
Corporate Bond	—	—	24,084	—	—	—	24,084
Foreign Government	—	—	6,075	—	—	—	6,075
Mortgage Backed	—	—	34,434	—	—	—	34,434
Options Purchased	$99	—	—	—	—	—	99
Common Stock	4,963	—	—	—	—	—	4,963
Investment Company	6,881	—	—	—	—	—	6,881

20 Payden Mutual Funds

	Other Financial Instruments[1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Forward currency contracts	—	—	$443	$(78)	—	—	$365
Futures	$625	$(55)	—	—	—	—	570
Swaps	—	—	242	(586)	—	—	(344)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended April 30, 2022, there were no permanent differences.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended October 31, 2021, the Fund utilized $3,719 in capital loss carryforwards.

At April 30, 2022, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$109,290	$2,507	$(5,415)	$(2,908)

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Semi-Annual Report 21

Financial Highlights

For the share outstanding for each of the period ended April 30, 2022 and October 31st

	Institutional Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.85		$10.51	$10.87	$10.64	$10.69

Income (loss) from investment activities:
Net investment income	0.12	(1)	0.24 (1)	0.34 (1)	0.36 (1)	0.30 (1)
Net realized and unrealized gains (losses)	(0.44)		0.47	(0.35)	0.21	(0.08)

Total from investment activities	(0.32)		0.71	(0.01)	0.57	0.22

Distributions to shareholders:
From net investment income	(0.23)		(0.37)	(0.35)	(0.34)	(0.27)

Net asset value — end of period	$10.30		$10.85	$10.51	$10.87	$10.64

Total return	(2.98	)%(2)	6.94%	(0.08)%	5.53%	2.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,057		$1,095	$530	$6,833	$6,930
Ratio of gross expense to average net assets	1.64	%(3)	1.54%	1.52%	1.44%	1.42%
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	1.68	%(3)	1.63%	2.69%	2.88%	2.37%
Ratio of net investment income to average net assets	2.37	%(3)	2.23%	3.25%	3.36%	2.84%
Portfolio turnover rate	60	%(2)	155%	71%	84%	130%
The Class commenced operations on June 1, 2016.
	SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.70		$10.39	$10.78	$10.58	$10.65

Income (loss) from investment activities:
Net investment income	0.11	(1)	0.21 (1)	0.30 (1)	0.32 (1)	0.27 (1)
Net realized and unrealized gains (losses)	(0.43)		0.47	(0.34)	0.21	(0.08)

Total from investment activities	(0.32)		0.68	(0.04)	0.53	0.19

Distributions to shareholders:
From net investment income	(0.23)		(0.37)	(0.35)	(0.33)	(0.26)

Net asset value — end of period	$10.15		$10.70	$10.39	$10.78	$10.58

Total return	(3.07	)%(2)	6.66%	(0.42)%	5.22%	1.82%

Ratios/supplemental data:
Net assets, end of period (000s)	$70,154		$82,019	$98,931	$130,036	$122,782
Ratio of gross expense to average net assets	1.64	%(3)	1.54%	1.51%	1.44%	1.42%
Ratio of net expense to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	1.68	%(3)	1.66%	2.63%	2.87%	2.41%
Ratio of net investment income to average net assets	2.07	%(3)	1.95%	2.90%	3.06%	2.58%
Portfolio turnover rate	60	%(2)	155%	71%	84%	130%

The Fund commenced operations on September 22, 2008.

(1) Based on average shares outstanding.

(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

22 Payden Mutual Funds

For the share outstanding for each of the period ended April 30, 2022 and October 31st

	Adviser Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.40		$10.13	$10.53	$10.36	$10.46

Income (loss) from investment activities:
Net investment income	0.09	(1)	0.17 (1)	0.26 (1)	0.29 (1)	0.24 (1)
Net realized and unrealized gains (losses)	(0.42)		0.46	(0.32)	0.20	(0.08)

Total from investment activities	(0.33)		0.63	(0.06)	0.49	0.16

Distributions to shareholders:
From net investment income	(0.22)		(0.36)	(0.34)	(0.32)	(0.26)

Net asset value — end of period	$9.85		$10.40	$10.13	$10.53	$10.36

Total return	(3.20	)%(2)	6.37%	(0.61)%	4.94%	1.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,366		$15,565	$15,534	$22,587	$33,571
Ratio of gross expense to average net assets	1.89	%(3)	1.79%	1.76%	1.69%	1.67%
Ratio of net expense to average net assets	1.50	%(3)	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.43	%(3)	1.40%	2.37%	2.63%	2.13%
Ratio of net investment income to average net assets	1.82	%(3)	1.69%	2.64%	2.81%	2.30%
Portfolio turnover rate	60	%(2)	155%	71%	84%	130%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$9.82		$9.60	$10.03	$9.91	$10.04

Income (loss) from investment activities:
Net investment income	0.07	(1)	0.14 (1)	0.22 (1)	0.25 (1)	0.21 (1)
Net realized and unrealized gains (losses)	(0.39)		0.44	(0.31)	0.20	(0.09)

Total from investment activities	(0.32)		0.58	(0.09)	0.45	0.12

Distributions to shareholders:
From net investment income	(0.22)		(0.36)	(0.34)	(0.33)	(0.25)

Net asset value — end of period	$9.28		$9.82	$9.60	$10.03	$9.91

Total return	(3.32	)%(2)	6.19%	(0.93)%	4.68%	1.24%

Ratios/supplemental data:
Net assets, end of period (000s)	$21,470		$26,855	$36,402	$35,677	$39,338
Ratio of gross expense to average net assets	2.13	%(3)	2.04%	2.02%	1.94%	1.92%
Ratio of net expense to average net assets	1.75	%(3)	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.18	%(3)	1.17%	2.07%	2.38%	1.91%
Ratio of net investment income to average net assets	1.56	%(3)	1.46%	2.34%	2.57%	2.08%
Portfolio turnover rate	60	%(2)	155%	71%	84%	130%

The Class commenced operations on April 6, 2009.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report 23

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2022. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2021	Value April 30, 2022	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$970.20	(2.98)%	0.95%	$4.64
SI Class	1,000.00	969.30	(3.07)%	1.25%	6.10
Adviser Class	1,000.00	968.00	(3.20)%	1.50%	7.32
Retirement Class	1,000.00	966.80	(3.32)%	1.75%	8.53

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2022 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2021	Value April 30, 2022	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,020.08	2.01%	0.95%	$4.76
SI Class	1,000.00	1,018.60	1.86%	1.25%	6.26
Adviser Class	1,000.00	1,017.36	1.74%	1.50%	7.50
Retirement Class	1,000.00	1,016.12	1.61%	1.75%	8.75

24 Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	64	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	75	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	77	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	80	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	72	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	79	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	83	Independent Trustee	1992	19	Private Investor
Asha B. Josh	64	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Jordan H. Lopez	41	Interested Trustee	2020	19	Director, Payden & Rygel

Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Chief Financial Officer	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director Payden & Rygel
Reza Pishva		Assistant Secretary	2021		Senior Vice President, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

25

PAYDEN/KRAVITZ CASH BALANCE FUND Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX) Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX) Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX) Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX) Payden Mutual Funds 333 South Grand Avenue, Los Angeles, California 90071 800 572-9336 payden.com payden@UMB.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Vice President and Chief Operating Officer
(principal executive officer)

Date	June 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Vice President and Chief Operating Officer
(principal executive officer)

Date	June 27, 2022

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	June 27, 2022

* Print the name and title of each signing officer under his or her signature.